                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-3290

Name of Fund:  Merrill Lynch Variable Series Funds, Inc.

Fund Address:   P.O. Box 9011
                Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
     Variable Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 06/30/04

Item 1 - Report to Stockholders

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       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced V.I. Fund...........    1
                                                              Basic Value V.I. Fund.................   24
                                                              Core Bond V.I. Fund...................   40
                                                              Domestic Money Market V.I. Fund.......   64
                                                              Fundamental Growth V.I. Fund..........   77
                                                              Global Allocation V.I. Fund...........   91
                                                              Global Growth V.I. Fund...............  126
                                                              Government Bond V.I. Fund.............  142
                                                              High Current Income V.I. Fund.........  157
                                                              Index 500 V.I. Fund...................  176
                                                              International Value V.I...............  197
                                                              Large Cap Core V.I. Fund..............  213
                                                              Large Cap Growth V.I. Fund............  228
                                                              Large Cap Value V.I. Fund.............  243
                                                              Small Cap Value V.I. Fund.............  257
                                                              Utilities and Telecommunications V.I.
                                                                Fund................................  275

                                                              Semi-Annual Report
                                                                   June 30, 2004

--------------------------------------------------------------------------------

  This report is only for distribution to shareholders of the Funds of Merrill Lynch Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Domestic Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies related to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                     #16897-6/04

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011

CUSTODIAN
For all Funds except International
Value V.I. Fund and Large Cap
Growth V.I. Fund:
The Bank of New York
100 Church Street
New York, NY 10286

For International Value V.I. Fund
and Large Cap Growth V.I. Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

                                                              DIRECTORS AND OFFICERS
                                                              Terry K. Glenn           James A. Macmillan
                                                              President and Director   Vice President
                                                              James H. Bodurtha        Robert J. Martorelli
                                                              Director                 Vice President
                                                              Joe Grills               Robert F. Murray
                                                              Director                 Vice President
                                                              Herbert I. London        Thomas F. Musmanno
                                                              Director                 Vice President
                                                              Andre F. Perold          James J. Pagano
                                                              Director                 Vice President
                                                              Roberta Cooper Ramo      Kevin M. Rendino
                                                              Director                 Vice President
                                                              Robert S. Salomon, Jr.   Jacqueline L. Rogers-
                                                              Director                 Ayoub
                                                                                       Vice President
                                                              Stephen B. Swensrud
                                                              Director                 Kurt Schansinger
                                                                                       Vice President
                                                              Robert C. Doll, Jr.
                                                              Senior Vice President    Dennis W. Stattman
                                                                                       Vice President
                                                              Kevin J. McKenna
                                                              Senior Vice President    Richard J. Vella
                                                                                       Vice President
                                                              Kathleen M. Anderson
                                                              Vice President           Frank Viola
                                                                                       Vice President
                                                              R. Elise Baum
                                                              Vice President           Donald C. Burke
                                                                                       Vice President and
                                                              Lawrence R. Fuller       Treasurer
                                                              Vice President
                                                                                       Phillip S. Gillespie
                                                              Debbie L. Jelilian       Secretary
                                                              Vice President
                                                              Patrick Maldari
                                                              Vice President

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The direction of U.S. financial markets in the first half of 2004 was driven by changing assessments of the pace and sustainability of economic growth, inflation trends, Federal Reserve Board policy, energy prices and geopolitical events. During the initial months of the period, accelerating economic growth, benign inflation, accommodative monetary and fiscal policies and powerful corporate profit gains drove stock prices higher. In March and April, however, stock prices experienced a sharp correction as the prospect of rising interest rates in the United States, slowing economic growth in China, $40 per barrel oil prices and continued instability in Iraq raised investor concerns over the pace of future economic and earnings growth. Stock prices recovered handsomely in the latter months of the period as forecasts for economic growth continued to increase, interest rates stabilized, commodity prices (including oil) moderated, and equity valuations became more attractive.

  For the six-month period ended June 30, 2004, the benchmark Standard & Poor's 500 (S&P 500) Index returned +3.44%. Value comfortably outpaced growth over the period as the S&P 500 Barra Value Index gained 4.17%, while the S&P 500 Barra Growth Index gained a more modest 2.72%. Nevertheless, all major indexes, investment strategies and market capitalization categories showed positive returns for the six-month period. The bond market has struggled this year as rising oil prices, accelerating inflationary pressures and tightening Federal Reserve Board policy initiatives continued to inhibit fixed income investors. Amid these conditions, the benchmark Lehman Brothers Aggregate Bond Index returned +.15% for the past six months.

FUND PERFORMANCE

  For the six-month period ended June 30, 2004, American Balanced V.I. Fund generated a total return of +2.41%. Asset allocation remained favorable, and equities substantially outpaced their benchmark while bonds underperformed slightly. Within the equity portfolio, favorable stock selection in the consumer staples sector was a significant contributor to the outperformance, driven by strong gains in Avon Products, Inc. and Kimberly-Clark Corporation and the benefit of not owning Altria Group, which declined approximately 9% during the period. Our overweight position and good stock selection in the energy sector furthered our outperformance, led by strong gains in Devon Energy Corporation and Murphy Oil Corporation. Good stock selection in the healthcare sector also contributed favorably, with solid advances in Aetna Inc. and Baxter International Inc. Our overweight position and good stock selection in the industrial sector proved beneficial thanks to double-digit returns from Raytheon Company and Tyco International Ltd. These factors more than offset weakness in the consumer discretionary sector where poor performance from media holdings Clear Channel Communications, Inc., Viacom, Inc. and Interpublic Group of Companies, Inc. detracted from results. Our overweight position in the weak materials sector also extracted a performance penalty, driven by weakness in United States Steel Corporation, Weyerhaeuser Company and Alcoa Inc.

  Within the fixed income portfolio, our concentration in those areas of the market with a lower correlation to U.S. Treasury issues enabled us to avoid a great deal of interest rate volatility while also achieving attractive total returns. Fixed income performance further benefited from a relatively short portfolio duration, which served to better protect our fixed income assets as interest rates rose in the latter half of the period.

PORTFOLIO ACTIVITY

  We continued to adjust our holdings during the period in response to ongoing market volatility. Within the equity portfolio, we increased positions in a number of holdings where improving fundamentals and declining stock prices offered attractive buying opportunities. Railroad companies, such as Burlington Northern Santa Fe Corporation, are reporting accelerating traffic trends and improved pricing while the stocks continue to languish at low valuation levels. Aerospace-related companies such as United Technologies Corporation are benefiting from a return of commercial airline capacity and growing flight hours, yet their stocks remain depressed. The advertising market appears to be recovering nicely, benefiting companies such as The Interpublic Group of Companies, Inc. whose stock remains near 52-week lows. We added a number of new names to the portfolio such as Comcast Corporation. Fundamentals are strong with steady subscriber growth, improving margins and rapidly accelerating free cash flow while the stock sells at near-record-low valuation levels due to concerns over the company's aborted bid for The Walt Disney Company and intensifying competitive pressures. At Office Depot, Inc. solid economic growth and rising employment trends bode well for the office products business. Complemented by an improved competitive position and internal product mix enhancements, we believe this company is poised for a strong earnings recovery while its stock sells at a modest valuation.

  We began to increase our healthcare exposure, introducing positions in pharmaceutical manufacturers GlaxoSmithKline PLC and drug distributor AmerisourceBergen Corporation to the portfolio. Our underweight position in this sector has been beneficial, and we currently find

--------------------------------------------------------------------------------

several interesting values emerging in this group. Glaxo is among the cheapest of the global pharmaceutical companies, selling at a low multiple of earnings and offering a near 5% dividend yield. The company is financially strong, generates substantial free cash flow, is actively repurchasing shares and offers superior growth prospects in 2005 and beyond as patent expiry pressures abate. AmeriSourceBergen declined sharply after losing a large government contract, affording us an attractive opportunity to buy shares. AmeriSourceBergen should benefit from increased drug consumption and the Medicare drug benefit plan, which are expected to drive double-digit revenue and earnings growth and stock price appreciation.

  We reconfigured our energy holdings, selling both Anadarko Petroleum Corporation and Royal Dutch Petroleum Company, increasing our existing position in EnCana Corporation and introducing Total SA to the portfolio. We were underwhelmed with the initiatives articulated by Anadarko's new management team and disturbed by the negative oil reserve revisions at Royal Dutch, prompting us to eliminate these holdings. Total, by contrast, has consistently delivered superior growth, returns and free cash flow while selling at a discount to its global oil peers. We reduced positions in a number of economically sensitive investments such as Carnival Corporation, ITT Industries, Inc. and Tyco International Ltd., and eliminated Nucor Corporation from the portfolio as these stocks have performed well in response to favorable economic developments. We also eliminated two insurance stocks, Cigna Corporation and XL Capital Limited, from the portfolio. Cigna's price has recovered sharply from its earnings-related decline in 2003, while XL Capital is confronting an increasingly price-competitive commercial insurance market.

  In the fixed income portion of the portfolio, we maintained overweight positions in both investment grade and high yield corporate bonds and in commercial mortgage-backed securities. During the six-month period, we modestly increased our exposure to high yield securities and initiated positions in a number of crossover credits, which have a split rating--half investment grade and half non-investment grade. We reduced our weighting in high-quality sectors, such as banks, finance companies and broker/dealers, as we believe these sectors were both overvalued and particularly sensitive to an anticipated widening in quality spreads. In February, we shifted to a shorter duration profile in an effort to cushion the fixed income portfolio from the negative effects of an expected rise in interest rates.

INVESTMENT OUTLOOK

  Our asset allocation position at period-end showed 67.0% of portfolio net assets invested in equities and 33.0% in debt securities (including short-term investments). This compares to 66.1% in equities and 33.9% in debt securities, which includes short-term investments at the end of December. After reducing our equity allocation and the procyclical bias of the portfolio earlier in the year in light of the magnitude of the stock market's gain, associated increase in valuation and increased difficulty in finding undervalued securities, we began to reverse this decision and redeploy cash to equities as the market consolidation of March and April presented more attractive investment opportunities. This proved to be a fortuitous decision given the market's subsequent advance.

  We continue to anticipate a constructive environment for equities as we move through the remainder of 2004, driven by solid economic growth, stable interest rates and inflation, improved corporate and consumer confidence, and sharply rising corporate earnings. We believe bonds look fairly valued with inflation-adjusted interest rates approaching long-term historical averages. We believe profit-making opportunities in the fixed income markets will be limited, however, as the Federal Reserve Board continues to reverse its long-standing accommodative monetary policy position by increasing short-term interest rates. Finally, we expect these developments to be accompanied by continued volatility as economic and political events affect short-term investor sentiment and will look to be opportunistic in our asset allocation decisions, taking advantage of the Fund's flexibility.

IN CONCLUSION

  We thank you for your continued investment in American Balanced V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Kurt Schansinger
Kurt Schansinger
Vice President and Senior Portfolio Manager

-s- Patrick Maldari
Patrick Maldari
Fixed Income Portfolio Manager

July 12, 2004

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +13.96%
--------------------------------------------------------------------------
Five Years Ended 6/30/04                                         + 0.34
--------------------------------------------------------------------------
Ten Years Ended 6/30/04                                          + 6.61
--------------------------------------------------------------------------

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2004                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +2.41%         +13.96%
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +3.44          +19.11
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                          +0.15          + 0.32
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* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004                    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY ++                          HELD                     COMMON STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                29,000      Honeywell International Inc. ...............  $ 1,062,270        1.2%
                                   11,500      Northrop Grumman Corporation................      617,550        0.7
                                   29,000      Raytheon Company............................    1,037,330        1.2
                                   13,500      United Technologies Corporation.............    1,234,980        1.5
                                                                                             -----------      -----
                                                                                               3,952,130        4.6
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          19,500      Anheuser-Busch Companies, Inc. .............    1,053,000        1.2
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                  31,500      Masco Corporation...........................      982,170        1.1
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                    19,500      J.P. Morgan Chase & Co. ....................      756,015        0.9
                                   19,500      Janus Capital Group Inc. ...................      321,555        0.4
                                   34,000      Mellon Financial Corporation................      997,220        1.1
                                   17,500      Morgan Stanley..............................      923,475        1.1
                                                                                             -----------      -----
                                                                                               2,998,265        3.5
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          12,500      E.I. du Pont de Nemours and Company.........      555,250        0.7
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                   10,000      PNC Bank Corp. .............................      530,800        0.6
                                   22,000      Wells Fargo & Company.......................    1,259,060        1.5
                                                                                             -----------      -----
                                                                                               1,789,860        2.1
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT           49,000      +CommScope, Inc. ...........................    1,051,050        1.2
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS            29,000      Hewlett-Packard Company.....................      611,900        0.7
                                   13,500      International Business Machines
                                                 Corporation...............................    1,190,025        1.4
                                                                                             -----------      -----
                                                                                               1,801,925        2.1
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL              26,500      Citigroup Inc. .............................    1,232,250        1.4
SERVICES
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                        29,000      Verizon Communications......................    1,049,510        1.2
TELECOMMUNICATION SERVICES
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &             22,000      +Agilent Technologies, Inc. ................      644,160        0.8
INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICE         17,000      GlobalSantaFe Corporation...................      450,500        0.5
                                    4,500      Schlumberger Limited........................      285,795        0.4
                                    9,500      +Weatherford International Ltd. ............      427,310        0.5
                                                                                             -----------      -----
                                                                                               1,163,605        1.4
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                       8,500      General Mills, Inc. ........................      404,005        0.5
                                    4,500      Nestle SA (Registered Shares)...............    1,200,096        1.4
                                   15,000      Unilever NV (NY Registered Shares)..........    1,027,650        1.2
                                                                                             -----------      -----
                                                                                               2,631,751        3.1
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &            26,500      Baxter International Inc. ..................      914,515        1.1
SUPPLIES
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &             7,000      Aetna Inc. (New Shares).....................      595,000        0.7
SERVICES
                                    7,500      AmerisourceBergen Corporation...............      448,350        0.5
                                   22,000      HCA Inc. ...................................      914,980        1.1
                                                                                             -----------      -----
                                                                                               1,958,330        2.3
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &               7,500      Carnival Corporation........................      352,500        0.4
LEISURE
                                   34,000      McDonald's Corporation......................      884,000        1.0
                                                                                             -----------      -----
                                                                                               1,236,500        1.4
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                 19,500      Kimberly-Clark Corporation..................    1,284,660        1.5
----------------------------------------------------------------------------------------------------------------------
IT SERVICES                        24,000      +Accenture Ltd. (Class A)...................      659,520        0.8
                                    9,500      +Computer Sciences Corporation..............      441,085        0.5
                                                                                             -----------      -----
                                                                                               1,100,605        1.3
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES           34,000      General Electric Company....................    1,101,600        1.3
                                   30,000      Tyco International Ltd. ....................      994,200        1.1
                                                                                             -----------      -----
                                                                                               2,095,800        2.4
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY ++                          HELD                     COMMON STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
INSURANCE                          26,500      ACE Limited.................................  $ 1,120,420        1.3%
                                   14,500      American International Group, Inc. .........    1,033,560        1.2
                                   26,500      Prudential Financial, Inc. .................    1,231,455        1.4
                                                                                             -----------      -----
                                                                                               3,385,435        3.9
----------------------------------------------------------------------------------------------------------------------
MACHINERY                          26,500      Dover Corporation...........................    1,115,650        1.3
                                    1,500      ITT Industries, Inc. .......................      124,500        0.1
                                    5,000      SPX Corporation.............................      232,200        0.3
                                                                                             -----------      -----
                                                                                               1,472,350        1.7
----------------------------------------------------------------------------------------------------------------------
MEDIA                              22,000      Clear Channel Communications, Inc. .........      812,900        1.0
                                   14,000      +Comcast Corporation (Special Class A)......      386,540        0.5
                                   41,500      +The Interpublic Group of Companies,
                                                 Inc. .....................................      569,795        0.7
                                   12,500      +Liberty Media Corporation (Class A)........      112,375        0.1
                                   27,500      Viacom, Inc. (Class B)......................      982,300        1.1
                                   14,500      The Walt Disney Company.....................      369,605        0.4
                                                                                             -----------      -----
                                                                                               3,233,515        3.8
----------------------------------------------------------------------------------------------------------------------
METALS & MINING                    19,500      Alcoa Inc. .................................      644,085        0.8
                                   30,000      United States Steel Corporation.............    1,053,600        1.2
                                                                                             -----------      -----
                                                                                               1,697,685        2.0
----------------------------------------------------------------------------------------------------------------------
OIL & GAS                          17,500      Devon Energy Corporation....................    1,155,000        1.4
                                   19,500      EnCana Corporation..........................      841,620        1.0
                                   19,500      Exxon Mobil Corporation.....................      865,995        1.0
                                   16,500      Murphy Oil Corporation......................    1,216,050        1.4
                                    5,500      Total SA (ADR)(a)...........................      528,440        0.6
                                                                                             -----------      -----
                                                                                               4,607,105        5.4
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS            26,500      International Paper Company.................    1,184,550        1.4
                                   15,000      Weyerhaeuser Company........................      946,800        1.1
                                                                                             -----------      -----
                                                                                               2,131,350        2.5
----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                   5,000      Avon Products, Inc. ........................      230,700        0.3
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    10,000      GlaxoSmithKline PLC (ADR)(a)................      414,600        0.5
                                   34,000      Pfizer, Inc. ...............................    1,165,520        1.4
                                   29,000      Schering-Plough Corporation.................      535,920        0.6
                                   24,500      Wyeth.......................................      885,920        1.0
                                                                                             -----------      -----
                                                                                               3,001,960        3.5
----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                        16,500      Burlington Northern Santa Fe Corporation....      578,655        0.7
                                   30,000      CSX Corporation.............................      983,100        1.1
                                                                                             -----------      -----
                                                                                               1,561,755        1.8
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                   72,500      +Agere Systems Inc. (Class A)...............      166,750        0.2
SEMICONDUCTOR EQUIPMENT
                                   34,000      +Applied Materials, Inc. ...................      667,080        0.8
                                   15,000      Intel Corporation...........................      414,000        0.5
                                   19,500      Intersil Holding Corporation (Class A)......      422,370        0.5
                                   15,000      +Micron Technology, Inc. ...................      229,650        0.2
                                    5,000      Texas Instruments Incorporated..............      120,900        0.1
                                                                                             -----------      -----
                                                                                               2,020,750        2.3
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                            6,000      +Citrix Systems, Inc. ......................      122,160        0.2
                                   48,500      Microsoft Corporation.......................    1,385,160        1.6
                                   35,000      +Siebel Systems, Inc. ......................      373,800        0.4
                                                                                             -----------      -----
                                                                                               1,881,120        2.2
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                   48,500      Limited Brands, Inc. .......................      906,950        1.1
                                   25,000      +Office Depot, Inc. ........................      447,750        0.5
                                   14,500      The TJX Companies, Inc. ....................      350,030        0.4
                                                                                             -----------      -----
                                                                                               1,704,730        2.0
----------------------------------------------------------------------------------------------------------------------

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY ++                          HELD                     COMMON STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE         14,500      Fannie Mae..................................  $ 1,034,720        1.2%
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN COMMON STOCKS
                                               (COST--$54,215,537).........................   57,458,511       67.0
----------------------------------------------------------------------------------------------------------------------
                                                           PREFERRED SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT                     CAPITAL TRUSTS
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS              US$  55,000      Chase Capital III, 1.86% due 3/01/2027(c)...       52,299        0.1
                                   40,000      First Chicago NBD Capital I, 1.729% due
                                                 2/01/2027(c)..............................       38,317        0.0
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN CAPITAL TRUSTS
                                               (COST--$89,712).............................       90,616        0.1
----------------------------------------------------------------------------------------------------------------------
                                   SHARES
                                     HELD                    PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                        5      DG Funding Trust(b).........................       54,503        0.1
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES                    500      Duquesne Light Company......................       24,875        0.0
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN PREFERRED STOCKS
                                               (COST--$80,018).............................       79,378        0.1
----------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT                    TRUST PREFERRED
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           US$ 150,000      RC Trust I, 7% due 5/15/2006................      159,375        0.2
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN TRUST PREFERRED
                                               (COST--$158,848)............................      159,375        0.2
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN PREFERRED SECURITIES
                                               (COST--$328,578)............................      329,369        0.4
----------------------------------------------------------------------------------------------------------------------
                                                             CORPORATE BONDS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE
                                               Raytheon Company:
                                  185,000        6.15% due 11/01/2008......................      197,344        0.2
                                    5,000        8.30% due 3/01/2010.......................        5,865        0.0
                                                                                             -----------      -----
                                                                                                 203,209        0.2
----------------------------------------------------------------------------------------------------------------------
AIRLINES                           29,309      American Airlines, Inc., 3.857% due
                                                 7/09/2010.................................       28,308        0.0
                                   60,000      Continental Airlines, Inc., 7.875% due
                                                 7/02/2018.................................       56,380        0.1
                                   33,361      Delta Air Lines, Inc., 7.379% due
                                                 11/18/2011................................       31,559        0.0
                                                                                             -----------      -----
                                                                                                 116,247        0.1
----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                    50,000      Lear Corporation, 8.11% due 5/15/2009.......       56,952        0.1
----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES
                                               DaimlerChrysler NA Holding Corporation:
                                   30,000        4.75% due 1/15/2008.......................       30,249        0.1
                                   20,000        7.75% due 1/18/2011.......................       22,352        0.0
                                   25,000      General Motors Corporation, 7.125% due
                                                 7/15/2013.................................       25,676        0.0
                                   30,000      Hyundai Motor Manufacturing Alabama, LLC,
                                                 5.30% due 12/19/2008(b)...................       29,523        0.0
                                                                                             -----------      -----
                                                                                                 107,800        0.1
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          65,000      Cia Brasileira de Bebida, 8.75% due
                                                 9/15/2013(b)..............................       68,575        0.1
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
                                               The Bear Stearns Companies Inc.:
                                   50,000        1.47% due 1/30/2009(c)....................       50,087        0.0
                                   40,000        5.70% due 11/15/2014......................       40,125        0.0
                                   50,000      Corporacion Andina de Fomento, 6.875% due
                                                 3/15/2012.................................       53,750        0.1
                                   70,000      Credit Suisse First Boston (USA) Inc., 4.70%
                                                 due 6/01/2009.............................       70,206        0.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
INDUSTRY++                         AMOUNT                    CORPORATE BONDS                    VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS (CONCLUDED)
                                               The Goldman Sachs Group, Inc.:
                              US$ 120,000        5.70% due 9/01/2012.......................  $   121,726        0.1%
                                   65,000        5.25% due 10/15/2013......................       63,114        0.1
                                               J.P. Morgan Chase & Co.:
                                   90,000        3.50% due 3/15/2009.......................       86,361        0.1
                                   60,000        5.75% due 1/02/2013.......................       60,982        0.1
                                               Lehman Brothers Holdings, Inc.:
                                    5,000        4% due 1/22/2008..........................        4,990        0.0
                                   80,000        3.50% due 8/07/2008.......................       77,567        0.1
                                  500,000      Sigma Finance Incorporated, 2.38% due
                                                 3/31/2014(c)..............................      499,769        0.6
                                                                                             -----------      -----
                                                                                               1,128,677        1.3
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          60,000      IMC Global Inc., 10.875% due 8/01/2013......       71,550        0.1
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                  100,000      Bank of America Corporation, 4.875% due
                                                 9/15/2012.................................       97,436        0.1
                                   10,000      FirstBank Puerto Rico, 7.625% due
                                                 12/20/2005................................       10,475        0.0
                                   15,000      FleetBoston Financial Corporation, 6.375%
                                                 due 5/15/2008.............................       16,186        0.0
                                   15,000      Hudson United Bancorp, 8.20% due
                                                 9/15/2006.................................       16,310        0.0
                              Y  29,800,000    International Bank for Reconstruction &
                                                 Development, 4.75% due 12/20/2004.........      278,952        0.3
                              US$  45,000      PNC Funding Corporation, 6.125% due
                                                 2/15/2009.................................       47,991        0.1
                                   25,000      Popular North America, Inc., 3.875% due
                                                 10/01/2008................................       24,475        0.0
                                   70,000      Sovereign Bank, 5.125% due 3/15/2013........       66,542        0.1
                                               Wells Fargo & Company:
                                   50,000      5.125% due 2/15/2007........................       52,106        0.1
                                   45,000      5% due 11/15/2014...........................       43,491        0.1
                                                                                             -----------      -----
                                                                                                 653,964        0.8
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &               5,000      ARAMARK Services, Inc., 6.75% due
SUPPLIES                                         8/01/2004.................................        5,016        0.0
                                               Cendant Corporation:
                                   30,000        6.875% due 8/15/2006......................       32,055        0.0
                                  125,000        6.25% due 1/15/2008.......................      133,302        0.2
                                   45,000      Certegy Inc., 4.75% due 9/15/2008...........       45,461        0.1
                                   25,000      PHH Corporation, 6% due 3/01/2008...........       26,413        0.0
                                   20,000      Waste Management, Inc., 7.375% due
                                                 8/01/2010.................................       22,471        0.0
                                                                                             -----------      -----
                                                                                                 264,718        0.3
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT           60,000      Harris Corporation, 6.35% due 2/01/2028.....       62,971        0.1
----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS             55,000      Celulosa Arauco y Constitucion SA, 8.625%
                                                 due 8/15/2010.............................       63,912        0.1
                                   25,000      Hanson PLC, 7.875% due 9/27/2010............       28,488        0.0
                                                                                             -----------      -----
                                                                                                  92,400        0.1
----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                   40,000      Capital One Bank, 4.875% due 5/15/2008......       40,430        0.1
                                   30,000      MBNA Corporation, 4.625% due 9/15/2008......       30,096        0.0
                                                                                             -----------      -----
                                                                                                  70,526        0.1
----------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING
                                               Sealed Air Corporation:
                                   55,000        5.375% due 4/15/2008......................       56,878        0.1
                                   25,000        6.95% due 5/15/2009(b)....................       27,291        0.0
                                                                                             -----------      -----
                                                                                                  84,169        0.1
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
INDUSTRY++                         AMOUNT                    CORPORATE BONDS                    VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL         US$  20,000      Brascan Corporation, 5.75% due 3/01/2010....  $    20,570        0.0%
SERVICES
                                               Citigroup Inc.:
                                   30,000        5.75% due 5/10/2006.......................       31,430        0.0
                                   90,000        5.625% due 8/27/2012......................       92,512        0.1
                                   35,000        6.625% due 6/15/2032......................       36,250        0.1
                                   95,000      ERAC USA Finance Company, 6.70% due
                                                 6/01/2034(b)..............................       95,134        0.1
                                               Ford Motor Credit Company:
                                  250,000        2.036% due 6/30/2005(c)...................      249,805        0.3
                                   85,000        7.375% due 2/01/2011......................       89,655        0.1
                                  185,000        7% due 10/01/2013.........................      186,751        0.2
                                  235,000      General Electric Capital Corporation, 6% due
                                                 6/15/2012.................................      247,993        0.3
                                               General Motors Acceptance Corporation:
                                   80,000        6.875% due 8/28/2012......................       81,381        0.1
                                   40,000        8% due 11/01/2031.........................       40,983        0.1
                                  165,000      Household Finance Corporation, 6.50% due
                                                 11/15/2008................................      178,275        0.2
                                   30,000      International Lease Finance Corporation,
                                                 2.95% due 5/23/2006.......................       29,801        0.0
                                  100,000      Textron Financial Corporation, 2.75% due
                                                 6/01/2006.................................       99,148        0.1
                                                                                             -----------      -----
                                                                                               1,479,688        1.7
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                        20,000      AT&T Corporation, 8.05% due 11/15/2011......       20,534        0.0
TELECOMMUNICATION SERVICES
                                               Deutsche Telekom International Finance BV:
                                   60,000        8.50% due 6/15/2010.......................       70,113        0.1
                                   15,000        8.75% due 6/15/2030.......................       18,257        0.0
                                               France Telecom:
                                  140,000        8.75% due 3/01/2011.......................      162,235        0.2
                                   25,000        9.50% due 3/01/2031.......................       31,376        0.0
                                   50,000      GTE Corporation, 6.84% due 4/15/2018........       52,753        0.1
                                   35,000      Koninklijke (KPN) NV, 8% due 10/01/2010.....       40,526        0.0
                                               Sprint Capital Corporation:
                                  100,000        6.90% due 5/01/2019.......................      100,596        0.1
                                    5,000        8.75% due 3/15/2032.......................        5,826        0.0
                                   50,000      TELUS Corporation, 7.50% due 6/01/2007......       54,456        0.1
                                   40,000      Verizon New York Inc., 6.875% due
                                                 4/01/2012.................................       42,885        0.1
                                                                                             -----------      -----
                                                                                                 599,557        0.7
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES                 37,000      AEP Texas Central Company, 6.65% due
                                                 2/15/2033.................................       37,549        0.0
                                   60,000      Arizona Public Service Company, 5.80% due
                                                 6/30/2014.................................       60,058        0.1
                                   65,000      Cincinnati Gas & Electric Company, 5.70% due
                                                 9/15/2012.................................       66,457        0.1
                                               Dominion Resources, Inc.:
                                   25,000        7.625% due 7/15/2005......................       26,262        0.0
                                   30,000        1.55% due 5/15/2006(c)....................       30,044        0.0
                                   15,000      Exelon Corporation, 6.75% due 5/01/2011.....       16,313        0.0
                                   60,000      Exelon Generation Company, LLC, 5.35% due
                                                 1/15/2014.................................       58,185        0.1
                                   80,000      FPL Group Capital Inc., 1.886% due
                                                 3/30/2005(c)..............................       80,152        0.1
                                  150,000      PPL Capital Funding, Inc., 2.31% due
                                                 5/18/2006(c)..............................      149,963        0.2
                                   30,000      Pepco Holdings, Inc., 4% due 5/15/2010......       27,897        0.0
                                   40,000      Public Service Company of New Mexico, 4.40%
                                                 due 9/15/2008.............................       39,877        0.0
                                               Southern California Edison Company:
                                    9,000        1.44% due 1/13/2006(c)....................        9,012        0.0
                                   50,000        8% due 2/15/2007..........................       55,233        0.1
                                   35,000        6% due 1/15/2034..........................       33,536        0.0

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
INDUSTRY++                         AMOUNT                    CORPORATE BONDS                    VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES
  (CONCLUDED)
                              US$  45,000      Southern Power Company, 6.25% due
                                                 7/15/2012.................................  $    47,263        0.1%
                                   40,000      TXU Australia Holdings Partnership LP, 6.15%
                                                 due 11/15/2013(b).........................       41,671        0.1
                                               Westar Energy, Inc.:
                                   45,000        9.75% due 5/01/2007.......................       51,259        0.1
                                   30,000        6% due 7/01/2014..........................       30,479        0.0
                                                                                             -----------      -----
                                                                                                 861,210        1.0
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            200,000      Celestica Inc., 3.69%* due 8/01/2020
INSTRUMENTS                                      (Convertible).............................      110,000        0.1
                                   40,000      Jabil Circuit, Inc., 5.875% due 7/15/2010...       41,320        0.1
                                                                                             -----------      -----
                                                                                                 151,320        0.2
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICE         55,000      Halliburton Company, 5.50% due 10/15/2010...       55,643        0.1
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                      55,000      Cadbury Schweppes US Finance LLC, 3.875% due
                                                 10/01/2008(b).............................       53,955        0.1
----------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT            E   131,000      Bundesobligation, 3.50% due 10/10/2008......      159,575        0.2
OBLIGATIONS
                              US$  20,000      Republic of Chile, 5.50% due 1/15/2013......       20,052        0.0
                                   55,000      Republic of South Africa, 6.50% due
                                                 6/02/2014.................................       55,550        0.1
                                               United Mexican States:
                                   65,000        9.875% due 2/01/2010......................       78,098        0.1
                                   25,000        6.375% due 1/16/2013......................       24,950        0.0
                                   25,000        5.875% due 1/15/2014......................       24,025        0.0
                                                                                             -----------      -----
                                                                                                 362,250        0.4
----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                      94,975      Kern River Funding Corporation, 4.893% due
                                                 4/30/2018(b)..............................       92,045        0.1
                                   90,000      Plains All American Pipeline LP, 5.625% due
                                                 12/15/2013(b).............................       85,433        0.1
                                   50,000      Texas Gas Transmission, LLC, 4.60% due
                                                 6/01/2015.................................       46,074        0.0
                                   50,000      Vectren Utility Holdings, Inc., 5.25% due
                                                 8/01/2013.................................       49,284        0.1
                                                                                             -----------      -----
                                                                                                 272,836        0.3
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &            55,000      Boston Scientific Corporation, 5.45% due
SUPPLIES                                         6/15/2014.................................       55,335        0.1
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &
SERVICES
                                               HCA Inc.:
                                   30,000        6.95% due 5/01/2012.......................       31,300        0.1
                                   20,000        6.30% due 10/01/2012......................       20,010        0.0
                                   20,000        5.75% due 3/15/2014.......................       19,014        0.0
                                               Manor Care, Inc.:
                                   50,000        7.50% due 6/15/2006.......................       53,250        0.1
                                   15,000        6.25% due 5/01/2013.......................       15,281        0.0
                                                                                             -----------      -----
                                                                                                 138,855        0.2
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &              80,000      MGM Mirage Inc., 6% due 10/01/2009..........       78,400        0.1
LEISURE
                                   50,000      Yum! Brands, Inc., 8.875% due 4/15/2011.....       60,336        0.1
                                                                                             -----------      -----
                                                                                                 138,736        0.2
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                 60,000      D.R. Horton, Inc., 5% due 1/15/2009.........       58,875        0.1
----------------------------------------------------------------------------------------------------------------------
IT SERVICES                        30,000      Electronic Data Systems Corporation, 7.125%
                                                 due 10/15/2009............................       31,394        0.0
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES            5,000      General Electric Company, 5% due
                                                 2/01/2013.................................        4,921        0.0
                                   30,000      Hutchison Whampoa International Ltd., 5.45%
                                                 due 11/24/2010............................       29,446        0.1
                                   95,000      Tyco International Group SA, 6.75% due
                                                 2/15/2011.................................      103,225        0.1
                                                                                             -----------      -----
                                                                                                 137,592        0.2
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
INDUSTRY++                         AMOUNT                    CORPORATE BONDS                    VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
INSURANCE                     US$  45,000      Aon Corporation, 6.70% due 1/15/2007........  $    48,087        0.1%
                                   35,000      Infinity Property and Casualty Corporation,
                                                 5.50% due 2/18/2014(b)....................       33,671        0.0
                                   25,000      Kingsway America, Inc., 7.50% due
                                                 2/01/2014(b)..............................       24,570        0.0
                                   60,000      NLV Financial Corporation, 7.50% due
                                                 8/15/2033(b)..............................       60,571        0.1
                                  140,000      Prudential Holdings LLC, 8.695% due
                                                 12/18/2023(b).............................      168,067        0.2
                                   45,000      RLI Corp., 5.95% due 1/15/2014..............       43,887        0.1
                                   90,000      Security Benefit Life Insurance Company,
                                                 7.45% due 10/01/2033(b)...................       89,307        0.1
                                   30,000      Travelers Property Casualty Corp., 6.375%
                                                 due 3/15/2033.............................       29,550        0.0
                                                                                             -----------      -----
                                                                                                 497,710        0.6
----------------------------------------------------------------------------------------------------------------------
MARINE                             65,000      MISC Capital (L) Limited, 5% due
                                                 7/01/2009(b)..............................       65,087        0.1
----------------------------------------------------------------------------------------------------------------------
MEDIA                              15,000      Clear Channel Communications, Inc., 4.25%
                                                 due 5/15/2009.............................       14,640        0.0
                                  137,000      Comcast Cable Communications Holdings, Inc.,
                                                 8.375% due 3/15/2013......................      160,830        0.2
                                   50,000      Comcast Corporation, 5.85% due 1/15/2010....       52,173        0.1
                                    5,000      Cox Communications, Inc., 7.125% due
                                                 10/01/2012................................        5,480        0.0
                                   65,000      EchoStar DBS Corporation, 5.75% due
                                                 10/01/2008................................       64,106        0.1
                                   25,000      InterActiveCorp, 7% due 1/15/2013...........       26,960        0.0
                                               Liberty Media Corporation:
                                   20,000        3.02% due 9/17/2006(c)....................       20,371        0.0
                                   60,000        5.70% due 5/15/2013.......................       59,107        0.1
                                   85,000      News America Incorporated, 6.75% due
                                                 1/09/2038.................................       92,935        0.1
                                   30,000      Tele-Communications Inc., 9.80% due
                                                 2/01/2012.................................       37,611        0.0
                                  190,000      Time Warner Inc., 6.875% due 5/01/2012......      205,313        0.2
                                   60,000      Univision Communications Inc., 7.85% due
                                                 7/15/2011.................................       69,192        0.1
                                                                                             -----------      -----
                                                                                                 808,718        0.9
----------------------------------------------------------------------------------------------------------------------
METALS & MINING
                                               Corporacion Nacional del Cobre de Chile
                                                 (Codelco)(b):
                                   35,000        6.375% due 11/30/2012.....................       37,043        0.1
                                   35,000        5.50% due 10/15/2013......................       34,754        0.0
                                                                                             -----------      -----
                                                                                                  71,797        0.1
----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                  35,000      PSE&G Power LLC, 6.95% due 6/01/2012........       38,058        0.0
UNREGULATED POWER
                                  150,000      Pacific Gas & Electric Company, 6.05% due
                                                 3/01/2034.................................      141,083        0.2
                                   30,000      Sempra Energy, 4.75% due 5/15/2009..........       30,181        0.0
                                                                                             -----------      -----
                                                                                                 209,322        0.2
----------------------------------------------------------------------------------------------------------------------
OIL & GAS                          30,000      Amerada Hess Corporation, 7.125% due
                                                 3/15/2033.................................       29,905        0.0
                                               Anadarko Finance Company:
                                   21,000        6.75% due 5/01/2011.......................       23,097        0.0
                                   10,000        7.50% due 5/01/2031.......................       11,386        0.0
                                   25,000      Colonial Pipeline Company, 7.63% due
                                                 4/15/2032(b)..............................       29,465        0.0
                                   20,000      EnCana Corporation, 4.75% due 10/15/2013....       18,910        0.0
                                  110,000      Kerr-McGee Corporation, 6.95% due
                                                 7/01/2024.................................      109,645        0.1
                                   60,000      Motiva Enterprises LLC, 5.20% due
                                                 9/15/2012(b)..............................       59,536        0.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
INDUSTRY++                         AMOUNT                    CORPORATE BONDS                    VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
OIL & GAS (CONCLUDED)         US$  40,000      Panhandle Eastern Pipe Line Company, LLC,
                                                 2.75% due 3/15/2007.......................  $    38,384        0.1%
                                               Pemex Project Funding Master Trust:
                                   50,000        2.64% due 1/07/2005(b)(c).................       50,400        0.1
                                  150,000        2.82% due 6/15/2010(b)(c).................      150,675        0.2
                                  180,000        9.125% due 10/13/2010.....................      206,100        0.2
                                   55,000      XTO Energy, Inc., 7.50% due 4/15/2012.......       62,060        0.1
                                                                                             -----------      -----
                                                                                                 789,563        0.9
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS             6,000      Abitibi-Consolidated Inc., 8.55% due
                                                 8/01/2010.................................        6,327        0.0
                                   20,000      Champion International Corporation, 6.65%
                                                 due 12/15/2037............................       21,675        0.0
                                   30,000      Inversiones CMPC SA, 4.875% due
                                                 6/18/2013(b)..............................       27,851        0.0
                                   15,000      Rock-Tenn Company, 5.625% due 3/15/2013.....       14,751        0.0
                                   30,000      Sappi Papier Holding AG, 6.75% due
                                                 6/15/2012(b)..............................       32,014        0.1
                                   90,000      Weyerhaeuser Company, 6.75% due 3/15/2012...       97,466        0.1
                                                                                             -----------      -----
                                                                                                 200,084        0.2
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                     5,000      Eli Lilly and Company, 7.125% due
                                                 6/01/2025.................................        5,722        0.0
                                  200,000      Valeant Pharmaceuticals International, 6.50%
                                                 due 7/15/2008 (Convertible)...............      206,750        0.2
                                                                                             -----------      -----
                                                                                                 212,472        0.2
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE                        30,000      CarrAmerica Realty Corporation, 3.625% due
                                                 4/01/2009.................................       28,414        0.0
                                   20,000      Colonial Realty LP, 4.80% due 4/01/2011.....       19,215        0.0
                                   20,000      Developers Diversified Realty Corporation,
                                                 6.625% due 1/15/2008......................       21,347        0.0
                                   40,000      HRPT Properties Trust, 5.75% due 2/15/2014..       39,160        0.1
                                   30,000      Health Care REIT, Inc., 6% due 11/15/2013...       29,545        0.0
                                   40,000      Highwoods Realty LP, 7% due 12/01/2006......       42,201        0.1
                                   95,000      iStar Financial Inc., 5.125% due
                                                 4/01/2011(b)..............................       90,349        0.1
                                   30,000      United Dominion Realty Trust, Inc., 6.50%
                                                 due 6/15/2009.............................       32,320        0.0
                                                                                             -----------      -----
                                                                                                 302,551        0.3
----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                        30,000      Norfolk Southern Corporation, 7.25% due
                                                 2/15/2031.................................       32,924        0.1
                                               Union Pacific Corporation:
                                   25,000        7.25% due 11/01/2008......................       27,597        0.0
                                   20,000        5.375% due 5/01/2014......................       19,707        0.0
                                                                                             -----------      -----
                                                                                                  80,228        0.1
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                  105,000      Boise Cascade Corporation, 7.66% due
                                                 5/27/2005.................................      108,412        0.1
----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE         45,000      Countrywide Home Loans, Inc., 5.625% due
                                                 7/15/2009.................................       46,884        0.1
----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS         5,000      AT&T Wireless Services, Inc., 8.75% due
SERVICES                                         3/01/2031.................................        6,096        0.0
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN CORPORATE BONDS
                                               (COST--$10,790,759).........................   10,777,928       12.6
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
                                   AMOUNT         COLLATERALIZED MORTGAGE OBLIGATIONS++         VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
                              US$ 205,000      Bear Stearns Adjustable Rate Mortgage Trust,
                                                 Series 2004-4, Class A4, 3.517% due
                                                 6/25/2034(c)..............................  $   199,176        0.2%
                                  231,975      CIT Group Home Equity Loan Trust, Series
                                                 2003-1, Class A2, 2.35% due 4/20/2027.....      231,664        0.3
                                               Federal Home Loan Mortgage Corporation:
                                  200,000        5% due 7/15/2019..........................      200,062        0.2
                                  491,649        5.50% due 12/01/2017-1/01/2018............      503,597        0.6
                                  292,692        6% due 4/01/2016-12/01/2017...............      305,467        0.4
                                  110,904        6.50% due 6/01/2017.......................      117,160        0.1
                                  283,162        5% due 7/15/2034..........................      273,251        0.3
                                1,625,000        5.50% due 7/15/2034.......................    1,617,382        1.9
                                1,094,753        6% due 5/01/2034-7/15/2034................    1,117,758        1.3
                                  431,529        7% due 10/01/2031-7/01/2032...............      456,487        0.5
                                               Federal National Mortgage Association:
                                  235,656        5% due 7/15/2019..........................      235,877        0.3
                                  684,512        6.50% due 12/01/2031-7/15/2034............      713,355        0.8
                                  220,000        7.125% due 1/15/2030......................      256,294        0.3
                                  199,754        7.50% due 12/01/2031-9/01/2032............      214,088        0.2
                                  162,437        Whole Loan, Series 2003-W19, Class 1A1,
                                                 2.01% due 11/25/2033......................      161,542        0.2
                                  139,389      First Franklin Mortgage Loan Trust, Series
                                                 2003-FF5, Class A2, 2.82% due
                                                 3/25/2034(c)..............................      140,559        0.2
                                  183,986      GMAC Mortgage Corporation Loan Trust, Series
                                                 2003-J7, Class A10, 5.50% due
                                                 11/25/2033................................      182,686        0.2
                                  150,000      Government National Mortgage Association,
                                                 Series 2004-6, Class C, 4.66% due
                                                 7/16/2033.................................      145,603        0.2
                                  170,000      Greenwich Capital Commercial Funding
                                                 Corporation, Series 2004-GG1, Class A4,
                                                 4.755% due 6/10/2036......................      169,425        0.2
                                  159,488      MASTR Asset Securitization Trust, Series
                                                 2003-10, Class 3A1, 5.50% due
                                                 11/25/2033................................      157,786        0.2
                                  300,000      MBNA Credit Card Master Note Trust, Series
                                                 2001-C3, Class C3, 6.55% due 12/15/2008...      316,496        0.4
                                               Morgan Stanley ABS Capital I:
                                  336,207        Series 2004-NC1, Class A2, 1.67% due
                                                 12/27/2033(c).............................      337,350        0.4
                                  250,000        Series 2004 WMC1, Class A3, 1.65% due
                                                 6/25/2034.................................      250,000        0.3
                                  100,000      Nationslink Funding Corporation, Series
                                                 1999-2, Class A3, 7.181% due 6/20/2031....      105,936        0.1
                                  300,000      New Century Home Equity Loan Trust, Series
                                                 2004-2, Class A3, 1.57% due
                                                 4/25/2034(c)..............................      300,000        0.3
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN COLLATERALIZED MORTGAGE
                                               OBLIGATIONS
                                               (COST--$8,680,868)..........................    8,709,001       10.1
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
                                   AMOUNT              U.S. GOVERNMENT OBLIGATIONS              VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
                                               U.S. Treasury Bonds:
                              US$ 120,000        7.50% due 11/15/2016......................  $   147,933        0.2%
                                   70,000        8.125% due 8/15/2019......................       91,678        0.1
                                  260,000        7.25% due 8/15/2022.......................      318,581        0.4
                                   50,000        6.25% due 8/15/2023.......................       55,367        0.0
                                   50,000        6.625% due 2/15/2027......................       58,018        0.1
                                               U.S. Treasury Inflation Indexed Notes:
                                  152,447        3.875% due 1/15/2009......................      169,955        0.2
                                  135,008        3.50% due 1/15/2011.......................      149,900        0.2
                                               U.S. Treasury Notes:
                                  670,000        7% due 7/15/2006(e).......................      725,930        0.8
                                   70,000        6.50% due 2/15/2010.......................       78,876        0.1
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN U.S. GOVERNMENT
                                               OBLIGATIONS
                                               (COST--$1,793,970)..........................    1,796,238        2.1
----------------------------------------------------------------------------------------------------------------------
STATE                                                        MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------------------------
TEXAS                              20,000      Harris County, Texas, Industrial Development
                                                 Corporation, Solid Waste Disposal Revenue
                                                 Bonds (Deer Park Refining LP), 5.683% due
                                                 3/01/2023(c)..............................       20,001        0.0
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN MUNICIPAL BONDS
                                               (COST--$20,000).............................       20,001        0.0
----------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL
                                 INTEREST                 SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                              US$10,296,612    Merrill Lynch Liquidity Series, LLC Cash
                                                 Sweep Series I(d).........................   10,296,612       12.0
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$10,296,612).........................   10,296,612       12.0
----------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                CONTRACTS                   OPTIONS PURCHASED
----------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED                 73      Euro-Dollar Future, expiring July 2004 at
                                                 USD 98.25, Broker Credit Suisse First
                                                 Boston....................................          456        0.0
                                       73      Euro-Dollar Future, expiring July 2004 at
                                                 USD 98.5, Broker Credit Suisse First
                                                 Boston....................................          456        0.0
                                        2++++  London InterBank Offered Rate (LIBOR) Linked
                                                 Floor, expiring April 2005 at USD 1.5,
                                                 Broker J.P. Morgan Chase Bank.............           34        0.0
----------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED                   8      Ten-Year U.S. Treasury Note Future, expiring
                                                 July 2004 at USD 107, Broker Credit Suisse
                                                 First Boston..............................        1,000        0.0
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL OPTIONS PURCHASED
                                               (PREMIUMS PAID--$16,515)....................        1,946        0.0
----------------------------------------------------------------------------------------------------------------------
                                                             OPTIONS WRITTEN
----------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                  146      Euro-Dollar Future, expiring July 2004 at
                                                 USD 98.38, Broker Credit Suisse First
                                                 Boston....................................         (913)       0.0
                                        8      Ten-Year U.S. Treasury Note Future, expiring
                                                 July 2004 at USD 110, Broker Credit Suisse
                                                 First Boston..............................       (3,625)       0.0
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL OPTIONS WRITTEN
                                               (PREMIUMS RECEIVED--$11,548)................       (4,538)       0.0
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                               (COST--$86,131,291).........................   89,385,068      104.2
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.......   (3,568,487)      (4.2)
                                                                                             -----------      -----
                                               NET ASSETS..................................  $85,816,581      100.0%
                                                                                             ===========      =====
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

+   Non-income producing security.

++ Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

++++  One contract represents a notional amount of $1,000,000.

(a) American Depositary Receipts (ADR).

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c)  Floating rate note.

(d) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-----------------------------------------------------------------------------------------------
                                                                   NET        INTEREST/DIVIDEND
AFFILIATE                                                        ACTIVITY          INCOME
-----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(2,293,858)        $62,518
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $  (316,799)        $    29
Merrill Lynch Premier Institutional Fund....................      (105,601)        $     8
-----------------------------------------------------------------------------------------------

(e) All or a portion of security held as collateral in connection with open financial futures contracts.

     Financial futures contracts sold as of June 30, 2004 were as follows:

-------------------------------------------------------------------------------
NUMBER OF                                 EXPIRATION      FACE      UNREALIZED
CONTRACTS             ISSUE                  DATE        VALUE     DEPRECIATION
-------------------------------------------------------------------------------
    5      Ten-Year U.S. Treasury Note  September 2004  $545,924      $(717)
-------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET                                    $(717)
                                                                      =====
-------------------------------------------------------------------------------

Swap contracts outstanding as of June 30, 2004 were as follows:

----------------------------------------------------------------------------------------
                                                                            UNREALIZED
                                                               NOTIONAL    APPRECIATION/
                                                                AMOUNT     DEPRECIATION
----------------------------------------------------------------------------------------
Receive a variable return equal to CMBS Investment Grade
Index Total Return and pay a floating rate based on 1-month
USD LIBOR, minus .60%
Broker, J.P. Morgan Chase Bank
Expires September 2004......................................  $1,050,000          --
Receive a variable return equal to Lehman Brothers U.S. High
Yield Index Total Return and pay a floating rate based on
1-month USD LIBOR, minus .40%
Broker, Lehman Brothers Special Finance
Expires July 2004...........................................  $  300,000          --
Receive a variable return based on 3-month USD LIBOR, plus
..42%, which is capped at a fixed coupon of 8% and callable
quarterly beginning September 2004 and pay a floating rate
based on 3-month USD LIBOR
Broker, J.P. Morgan Chase Bank
Expires March 2010..........................................  $  650,000      $  (60)
Receive a variable return based on 3-month USD LIBOR, plus
..56%, which is capped at a fixed coupon of 8% and callable
quarterly beginning December 2004 and pay a floating rate
based on 3-month USD LIBOR
Broker, J.P. Morgan Chase Bank
Expires June 2010...........................................  $  650,000         771
Receive a variable return equal to MBS Fixed Rate Index
Total Return and pay a floating rate based on 1-month USD
LIBOR, minus .15%
Broker, Lehman Brothers Special Finance
Expires September 2004......................................  $  250,000          --
Receive a variable return equal to MBS Fixed Rate Index
Total Return and pay a floating rate based on 1-month USD
LIBOR, minus .16%
Broker, UBS Warburg
Expires August 2004.........................................  $1,800,000          --

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                            UNREALIZED
                                                               NOTIONAL    APPRECIATION/
                                                                AMOUNT     DEPRECIATION
----------------------------------------------------------------------------------------
Receive a variable return equal to MBS Fixed Rate Index
Total Return and pay a floating rate based on 1-month USD
LIBOR, minus .17%
Broker, UBS Warburg
Expires November 2004.......................................  $  250,000          --
Bought credit default protection on Boeing Capital Corp. and pay .48%
Broker, J.P. Morgan Chase Bank
Expires March 2009..........................................  $   30,000      $ (121)
Pay 3.875% on TIPS adjusted principal and receive a fixed
rate of 3.401%
Broker, J.P. Morgan Chase Bank
Expires January 2009........................................  $  171,000       3,244
Pay 3.50% on TIPS adjusted principal and receive a fixed
rate of 4.17%
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011........................................  $  150,000       2,011
Receive a variable return equal to U.S. Treasury Index Total
Return and pay a floating rate based on 1-month USD LIBOR,
minus .20%
Broker, Lehman Brothers Special Finance
Expires December 2004.......................................  $1,500,000          --
Receive a variable return equal to U.S. Treasury Index Total
Return and pay a floating rate based on 1-month USD LIBOR,
minus .20%
Broker, Lehman Brothers Special Finance
Expires March 2005..........................................  $1,100,000          --
Bought credit default protection on AON Corp. and pay .37%
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2007........................................  $   50,000         (10)
Bought credit default protection on AT&T Corporation and pay
2.28%
Broker, Morgan Stanley Capital Services, Inc.
Expires June 2009...........................................  $   30,000       1,272
Sold credit default protection on Raytheon Company and
receive .73%
Broker, J.P. Morgan Chase Bank
Expires March 2009..........................................  $   30,000         (81)
Receive a variable return based on 3-month USD LIBOR and pay
2.8025%
Broker, J.P. Morgan Chase Bank
Expires January 2007........................................  $   50,000         146
                                                                              ------
Total.......................................................                  $7,172
                                                                              ======
----------------------------------------------------------------------------------------

Forward foreign exchange contracts as of June 30, 2004 were as follows:

--------------------------------------------
FOREIGN CURRENCY  SETTLEMENT     UNREALIZED
SOLD                 DATE       APPRECIATION
--------------------------------------------
Y31,194,080       August 2004      $4,689
--------------------------------------------
TOTAL UNREALIZED APPRECIATION
ON FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$291,261)              $4,689
                                   ======
--------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$75,829,712)........................................                 $ 79,091,048
Investments in affiliated securities, at value (identified
  cost--$10,296,612)........................................                   10,296,612
Options purchased, at value (premiums paid--$16,515)........                        1,946
Cash........................................................                        3,405
Unrealized appreciation on swaps--net.......................                        7,172
Unrealized appreciation on forward foreign exchange
  contracts.................................................                        4,689
Receivables:
  Interest (including $326 from affiliates).................  $    232,153
  Dividends.................................................        51,329
  Securities sold...........................................        32,556        316,038
                                                              ------------
Prepaid expenses and other assets...........................                       37,671
                                                                             ------------
Total assets................................................                   89,758,581
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$11,548)......                        4,538
Payables:
  Securities purchased......................................     3,884,415
  Capital shares redeemed...................................        20,972
  Swaps.....................................................        11,563
  Investment adviser........................................         6,413
  Variation margin..........................................         3,758
  Other affiliates..........................................         1,774      3,928,895
                                                              ------------
Accrued expenses and other liabilities......................                        8,567
                                                                             ------------
Total liabilities...........................................                    3,942,000
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $ 85,816,581
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $    747,188
Paid-in capital in excess of par............................                   95,104,313
Undistributed investment income--net........................  $    594,896
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (13,895,734)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................     3,265,918
                                                              ------------
Total accumulated losses--net...............................                  (10,034,920)
                                                                             ------------
NET ASSETS..................................................                 $ 85,816,581
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $85,816,581 and 7,471,876
  shares outstanding........................................                 $      11.49
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class II or Class III as of June 30,
   2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $62,518 from affiliates)................                $   478,896
Dividends (net of $9,047 foreign withholding tax)...........                    448,386
Securities lending--net.....................................                         37
                                                                            -----------
Total income................................................                    927,319
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   243,048
Professional fees...........................................       14,123
Accounting services.........................................       13,481
Pricing services............................................       12,945
Custodian fees..............................................       10,800
Printing and shareholder reports............................        3,937
Directors' fees and expenses................................        2,621
Transfer agent fees.........................................        2,392
Other.......................................................       10,967
                                                              -----------
Total expenses..............................................                    314,314
                                                                            -----------
Investment income--net......................................                    613,005
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................    2,377,462
  Foreign currency transactions--net........................       (4,878)    2,372,584
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     (922,006)
  Foreign currency transactions--net........................        8,833      (913,173)
                                                              -----------   -----------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                  1,459,411
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 2,072,416
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2004           2003
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   613,005    $  1,792,973
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................    2,372,584      (2,564,700)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (913,173)     18,263,997
                                                              -----------    ------------
Net increase in net assets resulting from operations........    2,072,416      17,492,270
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................           --      (1,950,006)
                                                              -----------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --      (1,950,006)
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (8,694,116)    (14,608,152)
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (6,621,700)        934,112
Beginning of period.........................................   92,438,281      91,504,169
                                                              -----------    ------------
End of period*..............................................  $85,816,581    $ 92,438,281
                                                              ===========    ============
-----------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $   594,896    $    (18,109)
                                                              ===========    ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                         CLASS I
FINANCIAL STATEMENTS.                               FOR THE SIX     --------------------------------------------
                                                    MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,++
                                                      JUNE 30,      --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                 2004          2003        2002        2001        2000
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  11.22      $   9.43    $  11.27    $  12.49    $  14.80
                                                      --------      --------    --------    --------    --------
Investment income--net***.........................         .08           .20         .27         .28         .34
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net..........         .19          1.83       (1.81)      (1.20)       (.58)
                                                      --------      --------    --------    --------    --------
Total from investment operations..................         .27          2.03       (1.54)       (.92)       (.24)
                                                      --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..........................          --          (.24)       (.30)       (.30)       (.38)
  In excess of investment income--net.............          --            --          --          --          --+
  Realized gain on investments--net...............          --            --          --          --       (1.33)
  In excess of realized gain on
    investments--net..............................          --            --          --          --        (.36)
                                                      --------      --------    --------    --------    --------
Total dividends and distributions.................          --          (.24)       (.30)       (.30)      (2.07)
                                                      --------      --------    --------    --------    --------
Net asset value, end of period....................    $  11.49      $  11.22    $   9.43    $  11.27    $  12.49
                                                      ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................       2.41%++++    21.55%     (13.68%)     (7.39%)     (1.68%)
                                                      ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................        .71%*         .68%        .66%        .68%        .62%
                                                      ========      ========    ========    ========    ========
Investment income--net............................       1.38%*        2.00%       2.55%       2.42%       2.32%
                                                      ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........    $ 85,817      $ 92,438    $ 91,504    $130,504    $133,090
                                                      ========      ========    ========    ========    ========
Portfolio turnover................................      48.56%       109.21%      32.00%     134.43%      85.30%
                                                      ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------

*  Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Amount is less than $(.01) per share.

++   Effective September 2, 2003, Class A Shares were redesignated Class I
     Shares.

++++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. American Balanced V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to

--------------------------------------------------------------------------------

materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective

--------------------------------------------------------------------------------

aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, ("MLPF&S") a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $12 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2004, MLPF&S earned $3,487 in commissions in the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $880 for certain accounting services for the six months ended June 30, 2004.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $39,315,975 and $45,428,092, respectively.

  Net realized gains (losses) for the six months ended June 30, 2004 and net unrealized appre-

--------------------------------------------------------------------------------

ciation/depreciation as of June 30, 2004 were as follows:

----------------------------------------------------------------------
                                                          Unrealized
                                           Realized      Appreciation/
                                        Gains (Losses)   Depreciation
----------------------------------------------------------------------
Long-term investments.................    $2,437,017      $3,261,336
Short-term investments................           232              --
Options purchased.....................         3,497         (14,569)
Options written.......................          (282)          7,010
Swaps.................................       (37,741)          7,172
Financial futures contracts...........       (25,261)           (717)
Forward foreign exchange contracts....        (5,785)          4,689
Foreign currency transactions.........           907             997
                                          ----------      ----------
Total.................................    $2,372,584      $3,265,918
                                          ==========      ==========
----------------------------------------------------------------------

  At June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $2,625,665, of which $7,827,316 related to appreciated securities and $5,201,651 related to depreciated securities. At June 30, 2004, the aggregate cost of investments, net of options written, for federal income tax purposes was $86,759,403.

  Transactions in options written for the six months ended June 30, 2004 were as follows:

------------------------------------------------------------------
                                             Number of    Premiums
Call Options Written                         Contracts    Received
------------------------------------------------------------------
Outstanding call options written, beginning
 of period.................................      --            --
Options written............................     154       $11,548
                                                ---       -------
Outstanding call options written, end of
 period....................................     154       $11,548
                                                ===       =======
------------------------------------------------------------------

------------------------------------------------------------------
                                             Number of    Premiums
            Put Options Written              Contracts    Received
------------------------------------------------------------------
Outstanding put options written, beginning
 of period.................................      --            --
Options written............................      10       $ 6,525
Options expired............................     (10)       (6,525)
                                                ---       -------
Outstanding put options written, end of
 period....................................      --       $    --
                                                ===       =======
------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Six Months Ended                 Dollar
June 30, 2004                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................     2,317    $    26,188
Shares redeemed.........................  (767,844)    (8,720,304)
                                          --------    -----------
Net decrease............................  (765,527)   $(8,694,116)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares For the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................      14,857    $    149,056
Shares issued to shareholders in
 reinvestment of dividends...........     173,952       1,950,006
                                       ----------    ------------
Total issued.........................     188,809       2,099,062
Shares redeemed......................  (1,651,599)    (16,707,214)
                                       ----------    ------------
Net decrease.........................  (1,462,790)   $(14,608,152)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $15,643,663, of which $593,021 expires in 2007; $3,283,129 expires in 2009;
$9,064,537 expires in 2010 and $2,702,976 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The Fund's returns for the recent period exceeded that of its benchmark and its comparable Lipper category. For the six-month period ended June 30, 2004, Basic Value V.I. Fund's Class I and Class II Shares had total returns of +5.10% and +5.05%, respectively. For the same period, the Standard & Poor's 500 (S&P
500) Barra Value Index returned +4.17% and the Lipper Large Cap Value Funds category had an average return of +3.25%. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.) The Fund's Class III Shares commenced operations on May 25, 2004. Since that date through June 30, 2004, the Class III Shares returned +5.18%.

  The past six months have been a transitional period for equity markets. Whereas our cyclical bias had benefited performance in 2003, this period was characterized by a move to more defensive names, with no clear leadership in terms of industry sectors or market capitalization size. We found that those areas that hurt performance most in 2003 have been benefiting performance in the first six months of 2004. Not only did the stocks in these sectors perform well, but we also increased our exposure to these areas at the end of last year, simultaneously reducing exposure to the more cyclical sectors, in anticipation of this market transition.

  Over the past six months, our investments in the consumer staples and energy sectors contributed most to the Fund's relative returns. Top performers in these sectors included: Coca-Cola Enterprises Inc., Grant Prideco, Inc., The Gillette Company, Diamond Offshore Drilling, Inc., Kimberly-Clark Corporation and Anadarko Petroleum Corporation. Areas that hindered Fund results were health care and information technology. Specific stocks that disappointed included Bristol-Myers Squibb Company, LSI Logic Corporation, 3Com Corporation and Borland Software Corporation.

PORTFOLIO MATTERS

  Based on our belief that 2004 would be a transition year for the market, we began making changes to the portfolio that reflected this view. In 2003, fiscal and monetary stimulus were working on behalf of the market. Clearly, 2004 would not be the same in that regard. We will not see a new tax rebate, the once accommodative Federal Reserve Board has begun raising interest rates, geopolitical uncertainties persist and we have a presidential election in November, which historically causes consternation and debate.

  In anticipation of this transition, we began to trim from the portfolio some of the economically sensitive stocks that had performed so well in favor of some of the safe-haven names. We started making these types of changes in 2003, reducing our weightings in information technology, materials, industrials and consumer discretionary while increasing exposure to the defensive areas that underperformed in 2003--staples, energy, utilities and financials. This shift also involved taking down the Fund's beta (that is, reducing risk), increasing large cap exposure and building a more diversified portfolio.

  Specific changes in the past six months included increasing the Fund's exposure to consumer staples from 8.1% of net assets to 9.5%. This involved purchasing Coca-Cola Enterprises Inc., Albertson's, Inc., ConAgra Foods, Inc., Kraft Foods Inc. and General Mills, Inc. At the same time, we reduced our weighting in the consumer discretionary sector from 15.9% of net assets to 11.2%. The U.S. consumer has been spending consistently over the past few years, even in uncertain economic times, and borrowing heavily as interest rates declined. It seems rational to imagine that 2004 could bring some sort of slowdown. In trimming our exposure to consumer discretionary, we eliminated Fox Entertainment Group, Inc., DaimlerChrysler Corporation, Tribune Company and The Gap Inc., and reduced our positions in Koninklijke Philips Electronics NV and McDonald's Corporation.

  Our weightings in the remaining sectors looked much the same as they did six months ago. Technology, for example, held steady at 18% of net assets. We have been taking profits in technology; however, the group was up 40%- 50% on average and has remained a large position due to its substantial appreciation. We reduced our positions in Lucent Technologies Inc., Motorola, Inc., Agilent Technologies Inc. and Advanced Micro Devices, Inc. Most of the sales were based on strength. As the group rallied, we sold our positions to fund purchases in consumer staples.

  We were not shaken by the underperformance of the energy sector last year and, in fact, we have added to the group. Specifically, we initiated positions in Transocean Inc. and Anadarko Petroleum Corporation and increased our weighting in GlobalSantaFe Corporation. Our commitment to the sector benefited performance in the past six months. We continue to overweight energy based on our belief that oil prices

--------------------------------------------------------------------------------

could remain stubbornly high; supply issues persist and, ultimately, the stock prices will need to fully reflect this scenario.

  We maintained our view on the financials sector. The generally accepted philosophy is to overweight financials when interest rates seem poised to decline and underweight financials when interest rates appear ready to increase. Given our expectation for rising rates, we remained underweight in financials. Nevertheless, the Fund benefited from our position in Bank One Corporation, which was taken over by J.P. Morgan Chase & Co. on July 1, 2004. We accepted the J.P. Morgan paper and, based on our constructive outlook, will continue to own it.

LOOKING AHEAD

  At the close of the period, the portfolio was overweight versus the S&P 500 Barra Value Index in energy, materials and information technology. We had underweights in consumer discretionary, financials and utilities. We were slightly underweight in industrials, due to profit taking, and maintained a market weighting in health care.

  We continue to believe the economy and the markets are in a transition period. The hope is for a "Goldilocks" economy--not too hot, not too cold--with decent growth and relatively low interest rates. While it is unclear exactly what is down the road, the market will almost certainly continue to be rocky with no obvious leadership in terms of sectors or market-cap size. In this environment, we believe proper diversification makes sense, and we are positioning the portfolio with that view in mind.

  As always, we will continue our search for what we believe are very good companies that are temporarily underpriced as a result of negative investor sentiment or short-term circumstances, and that we believe have the potential to offer shareholders significant value over a three-year time horizon.

IN CONCLUSION

  We thank you for your continued investment in Basic Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Kevin M. Rendino
Kevin M. Rendino
Vice President and Co-Portfolio Manager

-s- Robert J. Martorelli
Robert J. Martorelli
Vice President and Co-Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +26.91%
--------------------------------------------------------------------------
Five Years Ended 6/30/04                                         + 6.04
--------------------------------------------------------------------------
Ten Years Ended 6/30/04                                          +13.25
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS II SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +26.75%
--------------------------------------------------------------------------
Five Years Ended 6/30/04                                         + 5.87
--------------------------------------------------------------------------
Inception (11/03/97) through 6/30/04                             + 8.96
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
AGGREGATE TOTAL RETURN--CLASS III SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (5/25/04) through 6/30/04                              + 5.18%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2004                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +5.10%         +26.91%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +5.05          +26.75
-----------------------------------------------------------------------------------------
Class III Shares*                                                   --              --
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +3.44          +19.11
-----------------------------------------------------------------------------------------
S&P 500 Barra Value Index***                                     +4.17          +22.25
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares. Class III Shares commenced operations on 5/25/2004.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 25% of NYSE issues.

*** This unmanaged Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios.

    Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004                    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                    SHARES                                                                   PERCENT OF
INDUSTRY++                            HELD                    COMMON STOCKS                     VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING                    410,300      Alcoa Inc. ...............................  $   13,552,209       1.0%
CAPITAL MARKETS                    623,800      The Bank of New York Company, Inc. .......      18,389,624       1.4
FOOD PRODUCTS                      664,300      ConAgra Foods, Inc. ......................      17,989,244       1.4
CHEMICALS                          539,800      E.I. du Pont de Nemours and Company.......      23,977,916       1.8
OIL & GAS                          965,100      Exxon Mobil Corporation...................      42,860,091       3.2
INDUSTRIAL CONGLOMERATES           631,600      General Electric Company..................      20,463,840       1.5
FOOD PRODUCTS                      143,000      General Mills, Inc. ......................       6,796,790       0.5
PERSONAL PRODUCTS                  455,500      The Gillette Company......................      19,313,200       1.5
AEROSPACE & DEFENSE                341,000      Goodrich Corporation......................      11,024,530       0.8
AEROSPACE & DEFENSE                615,900      Honeywell International Inc. .............      22,560,417       1.7
OIL & GAS                          262,700      Kerr-McGee Corporation....................      14,125,379       1.1
INSURANCE                          123,700      Marsh & McLennan Companies, Inc. .........       5,613,506       0.4
CAPITAL MARKETS                    671,500      Mellon Financial Corporation..............      19,695,095       1.5
OIL & GAS                          418,400      Royal Dutch Petroleum Company (NY
                                                  Registered Shares)......................      21,618,728       1.6
DIVERSIFIED                        584,900      SBC Communications Inc. ..................      14,183,825       1.1
TELECOMMUNICATION SERVICES
FOOD PRODUCTS                      784,300      Sara Lee Corporation......................      18,031,057       1.4
COMMERCIAL BANKS                   314,800      U.S. Bancorp..............................       8,675,888       0.7
DIVERSIFIED                        398,100      Verizon Communications....................      14,407,239       1.1
TELECOMMUNICATION SERVICES
COMMERCIAL BANKS                   366,000      Wachovia Corporation......................      16,287,000       1.2
                                                                                            --------------     -----
                                                                                               329,565,578      24.9
-----------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE EARNINGS/RATIO
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                          406,100      ACE Limited...............................      17,169,908       1.3
INSURANCE                          362,100      The Allstate Corporation..................      16,855,755       1.3
INSURANCE                          430,400      American International Group, Inc. .......      30,678,912       2.3
HEALTH CARE PROVIDERS &            126,300      AmerisourceBergen Corporation.............       7,550,214       0.6
SERVICES
INSURANCE                          514,600      Aon Corporation...........................      14,650,662       1.1
INSURANCE                          149,700      Assurant, Inc. ...........................       3,949,086       0.3
COMMERCIAL BANKS                   256,000      Bank of America Corporation...............      21,662,720       1.6
COMMERCIAL BANKS                   464,300      Bank One Corporation......................      23,679,300       1.8
HEALTH CARE EQUIPMENT &            501,400      Baxter International Inc. ................      17,303,314       1.3
SUPPLIES
MACHINERY                          106,800      Caterpillar Inc. .........................       8,484,192       0.6
DIVERSIFIED FINANCIAL              856,920      Citigroup Inc. ...........................      39,846,780       3.0
SERVICES
BEVERAGES                          419,600      Coca-Cola Enterprises Inc. ...............      12,164,204       0.9
SPECIALTY RETAIL                 1,071,700      Foot Locker, Inc. ........................      26,085,178       2.0
ENERGY EQUIPMENT & SERVICE       1,536,900      +Grant Prideco, Inc. .....................      28,371,174       2.1
COMPUTERS & PERIPHERALS          1,393,331      Hewlett-Packard Company...................      29,399,284       2.2
HOUSEHOLD DURABLES                 470,800      Koninklijke (Royal) Philips Electronics NV
                                                  (NY Registered Shares)..................      12,805,760       1.0
HOTELS, RESTAURANTS &              634,800      McDonald's Corporation....................      16,504,800       1.2
LEISURE
PHARMACEUTICALS                    244,600      Merck & Co., Inc. ........................      11,618,500       0.9
CAPITAL MARKETS                    379,000      Morgan Stanley............................      19,999,830       1.5
PHARMACEUTICALS                    828,500      Schering-Plough Corporation...............      15,310,680       1.2
ELECTRICAL EQUIPMENT               158,600      +Thomas & Betts Corporation...............       4,318,678       0.3
FOOD PRODUCTS                      278,100      Unilever NV (NY Registered Shares)........      19,052,631       1.4
INFORMATION TECHNOLOGY           2,466,800      +Unisys Corporation.......................      34,239,184       2.6
SERVICES
OIL & GAS                          539,800      Unocal Corporation........................      20,512,400       1.5
                                                                                            --------------     -----
                                                                                               452,213,146      34.0
-----------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT         3,334,700      +3Com Corporation.........................      20,841,875       1.6
SEMICONDUCTORS &                 1,137,000      +Advanced Micro Devices, Inc. ............      18,078,300       1.4
SEMICONDUCTOR EQUIPMENT
ELECTRONIC EQUIPMENT &             288,400      +Agilent Technologies, Inc. ..............       8,444,352       0.6
INSTRUMENTS

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                    SHARES                                                                   PERCENT OF
INDUSTRY++                            HELD                    COMMON STOCKS                     VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE (CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING           451,500      Albertson's, Inc. ........................  $   11,982,809       0.9%
OIL & GAS                          278,700      Anadarko Petroleum Corporation............      16,331,820       1.2
METALS & MINING                    207,700      Arch Coal, Inc. ..........................       7,599,743       0.6
AEROSPACE & DEFENSE                255,100      The Boeing Company........................      13,033,059       1.0
SOFTWARE                         1,510,200      +Borland Software Corporation.............      12,821,598       1.0
MEDIA                              791,400      +Comcast Corporation (Special Class A)....      21,850,554       1.7
MACHINERY                          366,700      Deere & Company...........................      25,720,338       1.9
ENERGY EQUIPMENT & SERVICE         551,200      Diamond Offshore Drilling, Inc. ..........      13,135,096       1.0
ENERGY EQUIPMENT & SERVICE         768,800      GlobalSantaFe Corporation.................      20,373,200       1.5
INSURANCE                          197,700      The Hartford Financial Services Group,
                                                  Inc. ...................................      13,589,898       1.0
PAPER & FOREST PRODUCTS            555,000      International Paper Company...............      24,808,500       1.9
HOUSEHOLD PRODUCTS                 478,900      Kimberly-Clark Corporation................      31,549,932       2.4
SEMICONDUCTORS &                 2,721,800      +LSI Logic Corporation....................      20,740,116       1.6
SEMICONDUCTOR EQUIPMENT
MEDIA                            2,096,828      +Liberty Media Corporation (Class A)......      18,850,484       1.4
COMMUNICATIONS EQUIPMENT         2,068,580      +Lucent Technologies Inc. ................       7,819,232       0.6
COMMUNICATIONS EQUIPMENT           732,570      Motorola, Inc. ...........................      13,369,403       1.0
ROAD & RAIL                        920,800      Norfolk Southern Corporation..............      24,419,616       1.8
AEROSPACE & DEFENSE              1,237,500      Raytheon Company..........................      44,265,375       3.3
INSURANCE                          481,308      The St. Paul Companies, Inc. .............      19,512,226       1.5
MEDIA                            1,393,500      +Time Warner Inc. ........................      24,497,730       1.8
SPECIALTY RETAIL                 1,132,500      +Toys 'R' Us, Inc. .......................      18,040,725       1.4
MEDIA                              730,000      Viacom, Inc. (Class B)....................      26,075,600       2.0
MEDIA                              574,800      The Walt Disney Company...................      14,651,652       1.1
PAPER & FOREST PRODUCTS            228,900      Weyerhaeuser Company......................      14,448,168       1.1
                                                                                            --------------     -----
                                                                                               506,851,401      38.3
-----------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE                           406,900      Computer Associates International,
                                                  Inc. ...................................      11,417,614       0.9
COMPUTERS & PERIPHERALS            215,810      International Business Machines
                                                  Corporation.............................      19,023,652       1.4
                                                                                            --------------     -----
                                                                                                30,441,266       2.3
-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS
                                                (COST--$1,134,255,358)....................   1,319,071,391      99.5
-----------------------------------------------------------------------------------------------------------------------
                                BENEFICIAL
                                  INTEREST                SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
                              $ 21,418,489      Merrill Lynch Liquidity Series, LLC Cash
                                                  Sweep Series I(a).......................      21,418,489       1.6
                               144,308,650      Merrill Lynch Liquidity Series, LLC Money
                                                  Market Series(a)(b).....................     144,308,650      10.9
-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM SECURITIES
                                                (COST--$165,727,139)......................     165,727,139      12.5
-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS
                                                (COST--$1,299,982,497)....................   1,484,798,530     112.0
                                                LIABILITIES IN EXCESS OF OTHER ASSETS.....    (159,430,148)    (12.0)
                                                                                            --------------     -----
                                                NET ASSETS................................  $1,325,368,382     100.0%
                                                                                            ==============     =====
-----------------------------------------------------------------------------------------------------------------------

+   Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-------------------------------------------------------------------------------------
                                                                             INTEREST/
                                                                             DIVIDEND
AFFILIATE                                                     NET ACTIVITY    INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(42,822,111)  $275,130
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ (4,620,875)  $ 62,522
Merrill Lynch Premier Institutional Fund....................   (49,643,175)  $ 18,110
-------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $140,461,660) (identified
  cost--$1,134,255,358).....................................                  $1,319,071,391
Investments in affiliated securities, at value (identified
  cost--$165,727,139).......................................                     165,727,139
Receivables:
  Securities sold...........................................  $  2,606,012
  Dividends.................................................     1,451,127
  Capital shares sold.......................................       187,073
  Interest from affiliates..................................        10,780
  Securities lending--net...................................         8,731         4,263,723
                                                              ------------
Prepaid expenses and other assets...........................                           4,914
                                                                              --------------
Total assets................................................                   1,489,067,167
                                                                              --------------
--------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     144,308,650
Payables:
  Capital shares redeemed...................................    16,919,330
  Securities purchased......................................     2,233,814
  Investment adviser........................................       109,453
  Custodian bank............................................        72,188
  Other affiliates..........................................        14,778
  Distributor...............................................         5,097        19,354,660
                                                              ------------
Accrued expenses............................................                          35,475
                                                                              --------------
Total liabilities...........................................                     163,698,785
                                                                              --------------
--------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $1,325,368,382
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                  $    8,559,663
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                         249,152
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           3,310
Paid-in capital in excess of par............................                   1,168,683,844
Undistributed investment income--net........................  $  6,411,127
Accumulated realized capital losses on investments--net.....   (43,354,747)
Unrealized appreciation on investments--net.................   184,816,033
                                                              ------------
Total accumulated earnings--net.............................                     147,872,413
                                                                              --------------
NET ASSETS..................................................                  $1,325,368,382
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $1,287,517,084 and
  85,596,632 shares outstanding.............................                  $        15.04
                                                                              ==============
Class II--Based on net assets of $37,353,702 and 2,491,522
  shares outstanding........................................                  $        14.99
                                                                              ==============
Class III--Based on net assets of $497,596 and 33,097 shares
  outstanding...............................................                  $        15.03
                                                                              ==============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $214,141 foreign withholding tax).........                $10,545,161
Interest from affiliates....................................                    275,130
Securities lending--net.....................................                     80,632
                                                                            -----------
Total income................................................                 10,900,923
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $4,031,514
Accounting services.........................................     213,763
Printing and shareholder reports............................      61,185
Custodian fees..............................................      41,643
Directors' fees and expenses................................      38,987
Professional fees...........................................      34,125
Distribution fees--Class II.................................      28,339
Transfer agent fees--Class I................................       2,370
Pricing services............................................         612
Distribution fees--Class III................................          89
Transfer agent fees--Class II...............................          68
Other.......................................................      21,795
                                                              ----------
Total expenses..............................................                  4,474,490
                                                                            -----------
Investment income--net......................................                  6,426,433
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain from investments--net.........................                 30,560,705
Change in unrealized appreciation on investments--net.......                 30,196,721
                                                                            -----------
Total realized and unrealized gain on investments--net......                 60,757,426
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $67,183,859
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                               MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                 2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    6,426,433    $   13,292,683
Realized gain (loss) on investments--net....................      30,560,705       (32,094,141)
Change in unrealized appreciation on investments--net.......      30,196,721       358,414,414
                                                              --------------    --------------
Net increase in net assets resulting from operations........      67,183,859       339,612,956
                                                              --------------    --------------
----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................              --       (13,094,662)
  Class II..................................................              --          (333,589)
                                                              --------------    --------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................              --       (13,428,251)
                                                              --------------    --------------
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (86,396,107)      (66,202,415)
                                                              --------------    --------------
----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (19,212,248)      259,982,290
Beginning of period.........................................   1,344,580,630     1,084,598,340
                                                              --------------    --------------
End of period*..............................................  $1,325,368,382    $1,344,580,630
                                                              ==============    ==============
----------------------------------------------------------------------------------------------
*
Undistributed (accumulated distributions in excess of)
investment income--net                                        $    6,411,127    $      (15,306)
                                                              ==============    ==============
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE     -------------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                            FOR THE SIX
                                                 MONTHS ENDED            FOR THE YEAR ENDED DECEMBER 31,++
                                                   JUNE 30,     ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:              2004          2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........   $    14.31    $    10.85    $    13.47    $    13.71    $    13.60
                                                  ----------    ----------    ----------    ----------    ----------
Investment income--net***......................          .07           .14           .12           .14           .24
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net............................          .66          3.47         (2.48)          .44          1.41
                                                  ----------    ----------    ----------    ----------    ----------
Total from investment operations...............          .73          3.61         (2.36)          .58          1.65
                                                  ----------    ----------    ----------    ----------    ----------
Less dividends and distributions:
  Investment income--net.......................           --          (.15)         (.13)         (.13)         (.24)
  Realized gain on investments--net............           --            --          (.13)         (.69)        (1.30)
                                                  ----------    ----------    ----------    ----------    ----------
Total dividends and distributions..............           --          (.15)         (.26)         (.82)        (1.54)
                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period.................   $    15.04    $    14.31    $    10.85    $    13.47    $    13.71
                                                  ==========    ==========    ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.............        5.10%+       33.23%       (17.77%)        4.26%        12.65%
                                                  ==========    ==========    ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................         .66%*         .67%          .67%          .68%          .65%
                                                  ==========    ==========    ==========    ==========    ==========
Investment income--net.........................         .96%*        1.17%         1.02%         1.00%         1.75%
                                                  ==========    ==========    ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......   $1,287,517    $1,306,427    $1,051,063    $1,310,134    $1,179,853
                                                  ==========    ==========    ==========    ==========    ==========
Portfolio turnover.............................       29.71%        24.57%        41.31%        61.04%        67.31%
                                                  ==========    ==========    ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+  Aggregate total investment return.

++ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 CLASS II
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                   FOR THE SIX
                                                        MONTHS ENDED        FOR THE YEAR ENDED DECEMBER 31,++
                                                          JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2004         2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  14.27     $  10.82    $  13.43    $  13.68    $  13.58
                                                          --------     --------    --------    --------    --------
Investment income--net***.............................         .06          .12         .11         .11         .22
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................         .66         3.46       (2.48)        .45        1.40
                                                          --------     --------    --------    --------    --------
Total from investment operations......................         .72         3.58       (2.37)        .56        1.62
                                                          --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................          --         (.13)       (.11)       (.12)       (.22)
  Realized gain on investments--net...................          --           --        (.13)       (.69)      (1.30)
                                                          --------     --------    --------    --------    --------
Total dividends and distributions.....................          --         (.13)       (.24)       (.81)      (1.52)
                                                          --------     --------    --------    --------    --------
Net asset value, end of period........................    $  14.99     $  14.27    $  10.82    $  13.43    $  13.68
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       5.05%+      33.05%     (17.89%)      4.05%      12.46%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .81%*        .82%        .82%        .83%        .80%
                                                          ========     ========    ========    ========    ========
Investment income--net................................        .81%*       1.02%        .87%        .85%       1.60%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $ 37,354     $ 38,154    $ 33,535    $ 46,031    $ 34,587
                                                          ========     ========    ========    ========    ========
Portfolio turnover....................................      29.71%       24.57%      41.31%      61.04%      67.31%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.
+  Aggregate total investment return.

++ Effective September 2, 2003, Class B Shares were redesignated Class II
   Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                CLASS III
                                                              --------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 MAY 25, 2004++
FINANCIAL STATEMENTS.                                          TO JUNE 30,
INCREASE IN NET ASSET VALUE:                                       2004
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $  14.29
                                                                 --------
Investment income--net***...................................           --++
Realized and unrealized gain on investments and foreign
  currency transactions--net................................          .74
                                                                 --------
Total from investment operations............................          .74
                                                                 --------
Net asset value, end of period..............................     $  15.03
                                                                 ========
----------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        5.18%+
                                                                 ========
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .91%*
                                                                 ========
Investment income--net......................................         .71%*
                                                                 ========
----------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................     $    498
                                                                 ========
Portfolio turnover..........................................       29.71%
                                                                 ========
----------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+  Aggregate total investment return.

++ Amount is less than $.01 per share.

++  Commencement of Operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Basic Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good

--------------------------------------------------------------------------------

faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from an unprojected payment of redemptions.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the

--------------------------------------------------------------------------------

average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2004, the Fund lent securities with a value of $26,874,689 to MLPF&S or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $34,477 in securities lending agent fees from the Fund.

  In addition, MLPF&S earned $165,089 in commissions on the execution of portfolio security transactions for the six months ended June 30, 2004.


  In addition, the Fund reimbursed MLIM $13,492 for certain accounting services for the six months ended June 30, 2004.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $383,160,234 and $397,096,025, respectively.

  Net realized gains for the six months ended June 30, 2004 and net unrealized appreciation as of June 30, 2004 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                           Gains      Appreciation
------------------------------------------------------------------
Long-term investments.................  $30,560,705   $184,816,033
                                        -----------   ------------
Total.................................  $30,560,705   $184,816,033
                                        ===========   ============
------------------------------------------------------------------

  At June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $169,647,292, of which $205,708,915 related to appreciated securities and $36,061,623 related to depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $1,315,151,238.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $86,396,107 and $66,202,415 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

  Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2004                              Shares         Amount
--------------------------------------------------------------------
Shares sold..........................     2,122,301    $  31,343,846
Shares redeemed......................    (7,844,961)    (115,566,835)
                                         ----------    -------------
Net decrease.........................    (5,722,660)   $ (84,222,989)
                                         ==========    =============
--------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2003                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    4,319,589    $  51,652,267
Shares issued to shareholders in
 reinvestment of dividends.........      918,683       13,094,662
                                     -----------    -------------
Total issued.......................    5,238,272       64,746,929
Shares redeemed....................  (10,790,122)    (125,796,320)
                                     -----------    -------------
Net decrease.......................   (5,551,850)   $ (61,049,391)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                Dollar
June 30, 2004                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................     7,693    $   113,142
Shares redeemed.........................  (189,921)    (2,772,315)
                                          --------    -----------
Net decrease............................  (182,228)   $(2,659,173)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2003                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    45,421    $   536,990
Shares issued to shareholders in
 reinvestment of dividends..............    23,472        333,589
                                          --------    -----------
Total issued............................    68,893        870,579
Shares redeemed.........................  (493,165)    (6,023,603)
                                          --------    -----------
Net decrease............................  (424,272)   $(5,153,024)
                                          ========    ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Period                           Dollar
May 25, 2004+ to June 30, 2004                 Shares     Amount
-----------------------------------------------------------------
Shares sold..................................  33,124    $486,459
Shares redeemed..............................     (27)       (404)
                                               ------    --------
Net increase.................................  33,097    $486,055
                                               ======    ========
-----------------------------------------------------------------

+   Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $58,746,711, of which $31,503,949 expires in 2010 and $27,242,762 expires in
2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The first six months of the year can be described as a tale of two quarters. At the beginning of the year, the yield on the ten-year Treasury bond stood at 4.25%. In the three months that followed, interest rates bottomed at 3.84% on fears that the economy was not growing and concerns over the relatively weak employment picture.

  In the second quarter, a surge in job creation led to a dramatic rise in interest rates, with the 10-year Treasury bond closing at a yield of 4.58% by the end of June. The improvement in employment, along with an up-tick in inflation, led the Federal Reserve Board to raise short-term interest rates for the first time in more than four years on June 30. We also saw the spread between short-term and long-term interest rates--as measured by two-year and 10-year rates--flatten by more than 50 basis points (.50%).

  In addition, the overall environment continued to reward investors for taking on risk, as spread sectors continued to outperform the Treasury sector. For example, excess returns for the high yield and crossover credit sectors were 135 basis points and 96 basis points, respectively. The asset-backed and mortgage sectors also had positive excess returns.

PORTFOLIO MATTERS

  For the six-month period ended June 30, 2004, Core Bond V.I. Fund's Class I Shares had a total return of +.14%. This compared to a return of +.15% for the benchmark Lehman Brothers Aggregate Bond Index for the same period.

  Fund returns were competitive with the benchmark, and we attribute this primarily to our focus on higher-beta credits, which continued to perform well throughout the period. By maintaining our focus on spread sectors--those areas of the market with a lower correlation to Treasury issues--we were able to avoid a great deal of interest rate volatility while also achieving more attractive total returns. In general, we maintained a 13%--15% overweight to spread sectors throughout the period. This included overweight positions in both investment grade and high yield corporate bonds and in commercial mortgage-backed securities (CMBS).

  We also maintained a duration profile shorter than that of our benchmark in an effort to cushion the portfolio from the price impact associated with a rise in interest rates. This positioning was established in late February 2004 and, although it hurt performance early in the period as interest rates declined, it aided performance later in the period as interest rates began to rise. In general, we maintained a duration profile 3%--10% below our benchmark.

PORTFOLIO ACTIVITY

  Changes made during the past six months were generally tactical. Although the portfolio remained overweight in spread sectors, we reduced our overweighting from 15%--17% above the benchmark to approximately 13%--15% above benchmark. We maintained an aggressive overweight to the BBB-rated corporate sector during the period and consistently maintained an overweight of about 5% to investment grade corporates. In the high yield space, we increased our exposure modestly from 3% of net assets to 4%. Primarily, we moved from a broad market exposure to the high yield asset class to individual security selection in crossover credits. We had zero exposure to crossover credits at the beginning of the period, and currently have 2% of net assets invested in these types of issues. (As their name implies, crossover credits have a split rating--half investment grade and half non-investment grade.) In our view, the easy money had already been extracted from the high yield market. Rather than benefiting from the general outperformance of the high yield asset class, we began to focus more on individual bond selection.

  While increasing our high yield exposure, we reduced our weighting in high-quality sectors, such as banks, finance and broker/dealer paper, based on our belief that these sectors were overvalued and would be particularly sensitive to a widening in quality spreads. Overall, we reduced exposure to this sector by 3%. We continued to maintain a 4% overweighting to CMBS throughout the period.

  Another broad change during the period involved the previously mentioned shift in the Fund's duration profile. Our shift from a neutral to a relatively short duration stance was based on our belief that several important factors would fuel economic growth in the first half of 2004, thereby forcing interest rates higher. The final change also had to do with our view on interest rates. We expected that interest rates would be less volatile than was priced into the market and, for that reason, we set out to sell volatility. This was accomplished by selling options on the 10-year Treasury note. We executed these types of transactions on two

--------------------------------------------------------------------------------

occasions during the period at a profit to the Fund.

LOOKING AHEAD

  At period-end, the portfolio's duration remained short relative to the benchmark. We also maintained a 13% overweight to spread sectors, broken down as follows: 3% overweight corporates, 4% CMBS, 4% high yield and 2% crossover credits. In general, we believe improving economic conditions should continue to support the high yield and investment grade corporate bond sectors. We believe the overall economic environment is still conducive to corporate profitability, corporate deleveraging and improving free cash flows, all of which should continue to benefit corporate bonds. In the high yield space, we are at the higher end of the quality spectrum -BB and BBB.

  Broadly speaking, we would look to reduce exposure to higher-beta sectors and to spread sectors in general as spreads (versus 10-year Treasury issues) continue to contract. Having said that, we believe there is still an opportunity to extract value out of those sectors that we find to be inexpensive relative to their underlying fundamentals. As far as duration is concerned, we believe the bond market starts to represent value when the 10-year Treasury yield approaches 5%. At that point, we would look to reduce our duration-short profile.

  While the Federal Reserve Board has begun raising short-term interest rates, we believe the Fed seems more inclined to be slow and steady in adjusting monetary policy so as to avoid derailing the sustainability of the current economic recovery.

IN CONCLUSION

  We thank you for your investment in Core Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Patrick Maldari
Patrick Maldari
Vice President and Co-Portfolio Manager

-s- James J. Pagano
James J. Pagano
Vice President and Co-Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +0.72%
--------------------------------------------------------------------------
Five Years Ended 6/30/04                                         +6.20
--------------------------------------------------------------------------
Ten Years Ended 6/30/04                                          +6.66
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF JUNE 30, 2004                                           TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +0.14%         +0.72%          2.75%
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                           +0.15          +0.32             --
--------------------------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004                    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                           S&P        MOODY'S         FACE
                           RATINGS    RATINGS        AMOUNT                 ASSET-BACKED SECURITIES+            VALUE
-------------------------------------------------------------------------------------------------------------------------
                            AAA        Aaa       US$  4,804,932      Ace Securities Corp., Series 2003-OP1,
                                                                       Class A2, 1.66% due 12/25/2033(b)...  $  4,816,216
                            AAA        Aaa            1,565,920      Advanta Mortgage Loan Trust, Series
                                                                       1999-3, Class A4, 7.75% due
                                                                       10/25/2026..........................     1,636,595
                            AAA        Aaa            5,884,300      Aegis Asset Backed Securities Trust,
                                                                       Series 2004-1, Class A, 1.65% due
                                                                       4/25/2034(b)........................     5,885,451
                            AAA        Aaa            5,200,000      Banc of America Large Loan, Series
                                                                       2003-BBA2, Class A3, 1.559% due
                                                                       10/15/2006(b).......................     5,199,874
                            AAA        Aaa            4,128,000      Bear Stearns Adjustable Rate Mortgage
                                                                       Trust, Series 2004-4, Class A4,
                                                                       3.517% due 6/25/2034(b).............     4,010,715
                            AAA        Aaa            4,900,000      CIT Equipment Collateral, Series
                                                                       2003-VT1, Class A3A, 1.23% due
                                                                       4/20/2007(b)........................     4,905,789
                            AAA        Aaa            5,474,611      CIT Group Home Equity Loan Trust,
                                                                       Series 2003-1, Class A2, 2.35% due
                                                                       4/20/2027...........................     5,467,279
                                                                     California Infrastructure, Series
                                                                       1997-1:
                            AAA        Aaa            1,501,918        PG&E-1, Class A7, 6.42% due
                                                                       9/25/2008...........................     1,567,299
                            AAA        Aaa            1,086,956        SCE-1, Class A6, 6.38% due
                                                                       9/25/2008...........................     1,135,635
                            A+         Aa3            1,331,910      Capital Auto Receivables Asset Trust,
                                                                       Series 2003-2, Class B, 1.38% due
                                                                       1/15/2009(b)........................     1,334,706
                            NR*        NR*            6,500,000      Capital One Master Trust, Series
                                                                       2000-4, Class C, 2.039% due
                                                                       8/15/2008(a)(b).....................     6,512,188
                            AAA        Aaa            3,566,527      Centex Home Equity, Series 2003-B,
                                                                       Class AV, 1.58% due 6/25/2033(b)....     3,569,239
                                                                     Chase Credit Card Master Trust, Class
                                                                       C(b):
                            BBB        Baa2           3,550,000        Series 2000-3, 1.94% due 1/15/2008..     3,569,748
                            BBB        Baa2           6,500,000        Series 2003-1, 2.339% due
                                                                       4/15/2008...........................     6,566,246
                            AAA        NR*            5,150,000      CountryWide Asset-Backed Certificates,
                                                                       Series 2003-BC3, Class A2, 1.61% due
                                                                       9/25/2033(b)........................     5,155,506
                            AAA        Aaa            3,717,036      First Franklin Mortgage Loan Trust,
                                                                       Series 2003-FF5, Class A2, 2.82% due
                                                                       3/25/2034(b)........................     3,748,249
                            AAA        NR*            4,875,634      GMAC Mortgage Corporation Loan Trust,
                                                                       Series 2003-J7, Class A10, 5.50% due
                                                                       11/25/2033..........................     4,841,168
                            AAA        Aaa            3,200,000      Household Automotive Trust, Series
                                                                       2002-3, Class A3A, 2.75% due
                                                                       6/18/2007...........................     3,212,940
                            AAA        Aaa            1,474,348      Household Home Equity Loan Trust,
                                                                       Series 2002-2, Class A, 1.58% due
                                                                       4/20/2032(b)........................     1,477,023
                                                                     Long Beach Mortgage Loan Trust(b):
                            AAA        Aaa            2,759,703        Series 2002-4, Class 2A, 1.76% due
                                                                       11/26/2032..........................     2,772,778
                            AAA        Aaa            6,811,005        Series 2004-1, Class A3, 1.60% due
                                                                       2/25/2034...........................     6,816,174
                            AAA        Aaa            4,556,809      MASTR Asset Securitization Trust,
                                                                       Series 2003-10, Class 3A1, 5.50% due
                                                                       11/25/2033..........................     4,508,166
                            A+         A2             2,222,200      MBNA Master Credit Card Trust, Series
                                                                       1999-F, Class B, 1.64% due
                                                                       1/16/2007(b)........................     2,221,096
                                                                     Morgan Stanley ABS Capital I(b):
                            AAA        Aaa            5,463,362        Series 2004-NC1, Class A2, 1.67% due
                                                                       12/27/2033..........................     5,481,932
                            AAA        Aaa            5,657,140        Series 2004-NC2, Class A2, 1.60% due
                                                                       12/25/2033..........................     5,661,096
                            AAA        Aaa            5,300,000        Series 2004-WMC1, Class A3, 1.61%
                                                                       due 6/25/2034.......................     5,300,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                           S&P        MOODY'S         FACE
                           RATINGS    RATINGS        AMOUNT                 ASSET-BACKED SECURITIES+            VALUE
-------------------------------------------------------------------------------------------------------------------------
                            AAA        Aaa       US$  6,600,000      New Century Home Equity Loan Trust,
                                                                       Series 2004-2, Class A3, 1.57% due
                                                                       4/25/2034(b)........................  $  6,600,000
                                                                     Option One Mortgage Loan Trust(b):
                            AAA        Aaa            1,162,234        Series 2002-4, Class A, 1.56% due
                                                                       7/25/2032...........................     1,162,873
                            AAA        Aaa            4,589,566        Series 2003-4, Class A2, 1.62% due
                                                                       7/25/2033...........................     4,595,629
                            AAA        Aaa            2,842,588      Residential Asset Mortgage Products,
                                                                       Inc., Series 2003-RS7, Class AI1,
                                                                       1.43% due 6/25/2018(b)..............     2,842,810
                                                                     Residential Asset Securities
                                                                       Corporation:
                            AAA        Aaa            1,965,701        Series 2002-KS8, Class A2, 3.04% due
                                                                       5/25/2023...........................     1,965,864
                            AAA        Aaa            5,503,503        Series 2003-KS5, Class AIIB, 1.59%
                                                                       due 7/25/2033(b)....................     5,507,219
                            AAA        Aaa            4,060,905      Saxon Asset Securities Trust, Series
                                                                       2002-3, Class AV, 1.70% due
                                                                       12/25/2032(b).......................     4,069,658
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL ASSET-BACKED SECURITIES
                                                                     (COST--$133,996,099)--22.3%...........   134,117,161
-------------------------------------------------------------------------------------------------------------------------
                                                                        GOVERNMENT & AGENCY OBLIGATIONS
-------------------------------------------------------------------------------------------------------------------------
                            AAA        Aaa            4,840,000      Federal National Mortgage Association,
                                                                       7.125% due 1/15/2030................     5,638,474
                                                                     U.S. Treasury Bonds:
                            AAA        Aaa            2,280,000        7.50% due 11/15/2016................     2,810,722
                            AAA        Aaa            1,390,000        8.125% due 8/15/2019................     1,820,466
                            AAA        Aaa            4,820,000        7.25% due 8/15/2022.................     5,906,004
                            AAA        Aaa            1,010,000        6.25% due 8/15/2023(c)..............     1,118,417
                            AAA        Aaa            1,010,000        6.625% due 2/15/2027(c).............     1,171,956
                                                                     U.S. Treasury Inflation Indexed Notes:
                            AAA        Aaa            3,603,716        3.875% due 1/15/2009................     4,017,581
                            AAA        Aaa            3,149,455        3.50% due 1/15/2011.................     3,496,878
                                                                     U.S. Treasury Notes:
                            AAA        Aaa           12,580,000        7% due 7/15/2006(c).................    13,630,141
                            AAA        Aaa            1,390,000        6.50% due 2/15/2010.................     1,566,248
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                                                                     (COST--$41,045,425)--6.9%.............    41,176,887
-------------------------------------------------------------------------------------------------------------------------
                                                                               GOVERNMENT AGENCY
                                                                          MORTGAGE-BACKED SECURITIES+
-------------------------------------------------------------------------------------------------------------------------
                                                                     Federal Home Loan Mortgage
                                                                       Corporation:
                            AAA        Aaa            6,195,546        4.50% due 8/01/2018-9/01/2018.......     6,067,863
                            AAA        Aaa           11,428,535        5% due 7/01/2018-7/15/2019..........    11,463,746
                            AAA        Aaa           15,106,823        5% due 7/15/2034....................    14,578,083
                            AAA        Aaa           24,900,000        5.50% due 7/15/2034.................    24,783,269
                            AAA        Aaa            4,906,220        6% due 6/01/2016-9/01/2017..........     5,119,808
                            AAA        Aaa           20,123,361        6% due 7/15/2034....................    20,544,704
                            AAA        Aaa            1,719,597        6.50% due 5/01/2016-6/01/2016.......     1,817,134
                            AAA        Aaa            2,122,396        7% due 10/01/2031-9/01/2032.........     2,242,978
                            AAA        Aaa            1,618,763        7.50% due 11/01/2029-5/01/2032           1,742,617
                                                                     Federal National Mortgage Association:
                            AAA        Aaa            3,898,484        2.01% due 11/25/2033................     3,877,005
                            AAA        Aaa            4,540,938        5% due 7/15/2019....................     4,545,197
                            AAA        Aaa            2,889,513        6% due 2/01/2017....................     3,015,100
                            AAA        Aaa           16,368,122        6.50% due 5/01/2031-7/15/2034.......    17,059,522
                            AAA        Aaa            3,495,507        7% due 5/01/2031-3/01/2032..........     3,695,162
                            AAA        Aaa            2,858,859        7.50% due 2/01/2026-10/01/2032......     3,064,139
                            AAA        Aaa            3,185,328        8% due 9/01/2030-4/01/2032..........     3,447,575

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                             S&P      MOODY'S         FACE                     GOVERNMENT AGENCY
                           RATINGS    RATINGS        AMOUNT               MORTGAGE-BACKED SECURITIES+           VALUE
-------------------------------------------------------------------------------------------------------------------------
                                                                     Government National Mortgage
                                                                       Association:
                            AAA        Aaa       US$  4,600,000        4.66% due 7/16/2033.................  $  4,465,166
                            AAA        Aaa            3,120,964        6.50% due 5/15/2031-4/15/2032.......     3,265,048
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL GOVERNMENT AGENCY
                                                                     MORTGAGE-BACKED SECURITIES
                                                                     (COST--$133,628,007)--22.5%...........   134,794,116
-------------------------------------------------------------------------------------------------------------------------
                                                                     NON-GOVERNMENT AGENCY
                                                                     MORTGAGE-BACKED SECURITIES+
-------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS--2.6%

                            AAA        Aaa            5,594,589      Countrywide Home Loans, Inc., Series
                                                                       2003-R4, Class 1A1A, 2.216% due
                                                                       7/25/2019...........................  $  5,561,843
                            AAA        NR*              643,337      Deutsche Mortgage Securities, Inc.,
                                                                       Series 2003-1, Class 1A1, 4.50% due
                                                                       4/25/2033...........................       643,629
                            AAA        Aaa            6,700,000      RMAC, Series 2003-NS2A, Class A2C,
                                                                       1.92% due 9/12/2035(b)..............     6,733,500
                            AAA        Aaa            2,194,103      Structured Asset Securities
                                                                       Corporation, Series 2002-9, Class
                                                                       A2, 1.60% due 10/25/2027(b).........     2,191,792
                            AAA        Aaa              306,632      Washington Mutual, Inc., Series 2002-
                                                                       AR4, Class A7, 5.50% due
                                                                       4/26/2032(b)........................       308,640
                                                                                                             ------------
                                                                                                               15,439,404
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-                                                 Commercial Mortgage Pass-Through
BACKED SECURITIES--5.3%                                                Certificates(b):
                            AAA        Aaa            3,950,000        Series 2003-FL8, Class A2, 1.44% due
                                                                       7/15/2015(a)........................     3,951,089
                            AAA        Aaa            7,450,000        Series 2003-FL9, Class A3, 1.56% due
                                                                       11/15/2015..........................     7,452,479
                                                                     Greenwich Capital Commercial Funding
                                                                       Corporation:
                            AAA        Aaa            5,572,762        Series 2003-FL1, Class A, 1.68% due
                                                                       1/05/2006(b)........................     5,573,570
                            AAA        Aaa            4,180,000        Series 2004-GG1, Class A4, 4.755%
                                                                       due 6/10/2036.......................     4,165,872
                            AAA        NR*            3,100,000      Nationslink Funding Corporation,
                                                                       Series 1999-2, Class A3, 7.181% due
                                                                       6/20/2031...........................     3,284,012
                            AAA        Aaa            7,250,000      Wachovia Bank Commercial Mortgage
                                                                       Trust, Series 2003-WHL2, Class A3,
                                                                       1.559% due 6/15/2013(b).............     7,251,439
                                                                                                             ------------
                                                                                                               31,678,461
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL NON-GOVERNMENT AGENCY
                                                                     MORTGAGE-BACKED SECURITIES
                                                                     (COST--$46,917,120)--7.9%.............    47,117,865
-------------------------------------------------------------------------------------------------------------------------
INDUSTRY++                                                                      CORPORATE BONDS
-------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.4%     BB+        Ba1            1,545,000      D.R. Horton, Inc., 5% due 1/15/2009...     1,516,031
                            BBB+       Baa1             775,000      Hanson PLC, 7.875% due 9/27/2010......       883,116
                                                                                                             ------------
                                                                                                                2,399,147
-------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--0.5%           BBB        Baa3      1,270,000.....      Comcast Cable Communications Holdings,
                                                                       Inc., 8.375% due 3/15/2013..........     1,490,910
                            BB-        Ba3            1,380,000      EchoStar DBS Corporation, 5.75% due
                                                                       10/01/2008..........................     1,361,025
                                                                                                             ------------
                                                                                                                2,851,935
-------------------------------------------------------------------------------------------------------------------------
CANADIAN                    BB         Ba2              230,000      Abitibi-Consolidated Inc., 8.55% due
CORPORATES**--0.0%                                                     8/01/2010(3)........................       242,519
-------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.3%             B+         B1             1,750,000      IMC Global Inc., 10.875% due
                                                                       8/01/2013...........................     2,086,875
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                             S&P      MOODY'S         FACE
INDUSTRY++                 RATINGS    RATINGS        AMOUNT                     CORPORATE BONDS                 VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &       BBB        Baa3      US$    715,000      Waste Management, Inc., 7.375% due
SUPPLIES--0.1%                                                         8/01/2010...........................  $    803,325
-------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--0.1%     BBB-..    Baa3              650,000      Electronic Data Systems Corporation,
                                                                       7.125% due 10/15/2009...............       680,208
-------------------------------------------------------------------------------------------------------------------------
CONTAINERS--0.0%            BBB        Baa3             225,000      Sealed Air Corporation, 5.375% due
                                                                       4/15/2008...........................       232,681
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--0.1%           A-         Baa3             725,000      Brascan Corporation, 5.75% due
                                                                       3/01/2010...........................       745,651
-------------------------------------------------------------------------------------------------------------------------
FINANCE--2.1%                                                        Household Finance Corporation:
                            A          A1               905,000        6.50% due 11/15/2008................       977,811
                            A          A1               955,000        5.875% due 2/01/2009................     1,008,118
                            A          A1             1,785,000        6.75% due 5/15/2011.................     1,950,652
                                                                     Sigma Finance Incorporated:
                            AAA        Aaa            4,850,000        1.12% due 8/15/2011.................     4,850,000
                            AAA        Aaa            2,400,000        2.38% due 3/31/2014(b)..............     2,398,889
                            AA         Aa3              395,000      Texaco Capital Inc., 8.625% due
                                                                       6/30/2010...........................       484,058
                            A-         A3               965,000      Textron Financial Corporation, 2.75%
                                                                       due 6/01/2006.......................       956,774
                                                                                                             ------------
                                                                                                               12,626,302
-------------------------------------------------------------------------------------------------------------------------
FINANCE--BANKS--2.5%                                                 Bank of America Corporation:
                            A+         Aa2            1,085,000        5.875% due 2/15/2009................     1,153,021
                            A+         Aa2            1,050,000        4.875% due 9/15/2012................     1,023,079
                            A          A1               580,000      Bank One Corporation, 8% due
                                                                       4/29/2027...........................       687,324
                            BBB-       Baa2             975,000      Capital One Bank, 4.875% due
                                                                       5/15/2008...........................       985,484
                                                                     Citigroup Inc.:
                            A+         Aa2            1,910,000        5.625% due 8/27/2012................     1,963,308
                            A+         Aa2            1,140,000        6.625% due 6/15/2032................     1,180,703
                            BB+        Baa3             725,000      FirstBank Puerto Rico, 7.625% due
                                                                       12/20/2005..........................       759,426
                                                                     FleetBoston Financial Corporation:
                            A+         Aa2              410,000        3.85% due 2/15/2008.................       408,397
                            A          Aa3              395,000        6.375% due 5/15/2008................       426,239
                            BB+        NR*              425,000      Hudson United Bancorp, 8.20% due
                                                                       9/15/2006...........................       462,117
                            BBB+       A3               895,000      PNC Funding Corporation, 6.125% due
                                                                       2/15/2009...........................       954,490
                            BBB+       A3               525,000      Popular North America, Inc., 3.875%
                                                                       due 10/01/2008......................       513,970
                            BBB-       Baa3           1,535,000      Sovereign Bank, 5.125% due 3/15/2013..     1,459,177
                            A+         Aa3              655,000      U.S. Bancorp, 1.691% due
                                                                       9/16/2005(b)........................       655,790
                            A-         A3               900,000      Washington Mutual, Inc., 7.50% due
                                                                       8/15/2006...........................       975,425
                                                                     Wells Fargo & Company:
                            AA-        Aa1              236,000        5.125% due 2/15/2007................       245,938
                            A+         Aa2              950,000        5% due 11/15/2014...................       918,152
                                                                                                             ------------
                                                                                                               14,772,040
-------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--8.1%        A+         A1             1,110,000      American Honda Finance Corporation,
                                                                       1.87% due 10/03/2005(a)(b)..........     1,113,806
                                                                     The Bear Stearns Companies Inc.:
                            A          A1             1,290,000        1.47% due 1/30/2009(b)..............     1,292,247
                            A          A1             1,030,000        5.70% due 11/15/2014................     1,033,207
                            BBB        Baa2             930,000      Certegy Inc., 4.75% due 9/15/2008.....       939,533
                            A          A3             1,600,000      Countrywide Home Loans, Inc., 5.625%
                                                                       due 7/15/2009.......................     1,666,981
                            A+         Aa3            1,430,000      Credit Suisse First Boston (USA) Inc.,
                                                                       4.70% due 6/01/2009.................     1,434,200

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                             S&P      MOODY'S         FACE
INDUSTRY++                 RATINGS    RATINGS        AMOUNT                     CORPORATE BONDS                 VALUE
-------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER
(CONCLUDED)
                                                                     Deutsche Telekom International Finance
                                                                       BV:
                            BBB+       Baa2      US$    875,000        8.50% due 6/15/2010.................  $  1,022,488
                            BBB+       Baa2             800,000        8.75% due 6/15/2030.................       973,709
                            BBB+       Baa1           2,000,000      ERAC USA Finance Company, 6.70% due
                                                                       6/01/2034(a)........................     2,002,826
                                                                     Ford Motor Credit Company:
                            BBB-       A3             4,500,000        2.036% due 6/30/2005(b).............     4,496,495
                            BBB-       A3             1,125,000        7.375% due 10/28/2009...............     1,200,629
                            BBB-       A3             1,735,000        7.375% due 2/01/2011................     1,830,021
                            BBB-       A3             3,560,000        7% due 10/01/2013...................     3,593,699
                                                                     General Motors Acceptance Corporation:
                            BBB        A3             4,000,000        2.40% due 10/20/2005(b).............     4,032,472
                            BBB        A3             4,000,000        2.042% due 1/16/2007(b).............     4,011,192
                            BBB        A3               645,000        6.875% due 8/28/2012................       656,131
                            BBB        A3             1,704,000        8% due 11/01/2031...................     1,745,896
                                                                     The Goldman Sachs Group, Inc.:
                            A+         Aa3            2,545,000        5.70% due 9/01/2012.................     2,581,612
                            A+         Aa3            1,355,000        5.25% due 10/15/2013................     1,315,682
                            AA-        A1               710,000      International Lease Finance
                                                                       Corporation, 2.95% due 5/23/2006....       705,302
                                                                     J.P. Morgan Chase & Co.:
                            A+         Aa3            2,035,000        3.50% due 3/15/2009.................     1,952,715
                            A          A1             1,270,000        5.75% due 1/02/2013.................     1,290,777
                            A          A1             1,605,000      Lehman Brothers Holdings, Inc., 3.50%
                                                                       due 8/07/2008.......................     1,556,190
                            BBB+       Baa1           1,000,000      MBNA America Bank NA, 6.875% due
                                                                       7/15/2004(a)........................     1,001,197
                                                                     MBNA Corporation:
                            BBB        Baa2             405,000        6.25% due 1/17/2007.................       429,107
                            BBB        Baa2             250,000        5.625% due 11/30/2007...............       261,234
                            BBB        Baa2             650,000        4.625% due 9/15/2008................       652,086
                            A          A2               285,000      Mellon Funding Corporation, 6.40% due
                                                                       5/14/2011...........................       309,837
                            A          A3             3,080,000      Prudential Holdings LLC, 8.695% due
                                                                       12/18/2023(a).......................     3,697,478
                                                                                                             ------------
                                                                                                               48,798,749
-------------------------------------------------------------------------------------------------------------------------
FOREIGN                     AAA        Aaa       Y  713,900,000      International Bank for Reconstruction
OBLIGATIONS**--1.1%                                                    & Development, 4.75% due
                                                                       12/20/2004(1).......................     6,682,684
-------------------------------------------------------------------------------------------------------------------------
GAMING--0.3%                BB+        Ba1       US$  1,595,000      MGM Mirage Inc., 6% due 10/01/2009....     1,563,100
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER        BBB-       Ba1            1,600,000      American Greetings Corporation, 6.10%
GOODS--1.2%                                                            due 8/01/2028.......................     1,636,000
                            BBB        Baa2             635,000      Cadbury Schweppes US Finance LLC,
                                                                       3.875% due 10/01/2008(a)............       622,931
                            B          NR*            3,600,000      Valeant Pharmaceuticals International,
                                                                       6.50% due 7/15/2008 (Convertible)...     3,721,500
                            BBB-       Baa3           1,195,000      Yum! Brands, Inc., 8.875% due
                                                                       4/15/2011...........................     1,442,039
                                                                                                             ------------
                                                                                                                7,422,470
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--1.5%                                             Anadarko Finance Company:
                            BBB+       Baa1             165,000        6.75% due 5/01/2011.................       181,479
                            BBB+       Baa1             240,000        7.50% due 5/01/2031.................       273,264
                            BBB+       Baa1             400,000      Anadarko Petroleum Corporation, 5.375%
                                                                       due 3/01/2007.......................       417,791
                            BBB        Baa2           1,250,000      Halliburton Company, 5.50% due
                                                                       10/15/2010..........................     1,264,613
                            A-         A3               949,750      Kern River Funding Corporation, 4.893%
                                                                       due 4/30/2018(a)....................       920,450
                            BBB+       Baa1             755,000      Kinder Morgan Energy Partners, LP,
                                                                       5.35% due 8/15/2007.................       785,667

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                             S&P      MOODY'S         FACE
INDUSTRY++                 RATINGS    RATINGS        AMOUNT                     CORPORATE BONDS                 VALUE
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY
(CONCLUDED)
                            BBB-       Baa3      US$    785,000      MidAmerican Energy Holdings Company,
                                                                       5.875% due 10/01/2012...............  $    797,095
                            NR*        A1               695,000      Motiva Enterprises LLC, 5.20% due
                                                                       9/15/2012(a)........................       689,631
                            BBB        Baa3             945,000      Panhandle Eastern Pipe Line Company,
                                                                       LLC, 2.75% due 3/15/2007............       906,819
                            BBB-       Ba1            1,340,000      Plains All American Pipeline LP,
                                                                       5.625% due 12/15/2013(a)............     1,272,010
                            BBB-       Baa3           1,565,000      XTO Energy, Inc., 7.50% due
                                                                       4/15/2012...........................     1,765,887
                                                                                                             ------------
                                                                                                                9,274,706
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A-         A2               900,000      Alcoa Inc., 1.64% due 12/06/2004(b)...       900,687
MANUFACTURING--3.7%
                            BBB-       Ba1              615,000      Amerada Hess Corporation, 7.125% due
                                                                       3/15/2033...........................       613,045
                            B+         Ba3            2,900,000      Celestica Inc., 3.691%*** due
                                                                       8/01/2020 (Convertible).............     1,595,000
                            BBB-       Baa3             595,000      Cia Brasileira de Bebida, 8.75% due
                                                                       9/15/2013(a)........................       627,725
                                                                     DaimlerChrysler NA Holding
                                                                       Corporation:
                            BBB        A3             6,900,000        1.87% due 5/24/2006(b)..............     6,919,327
                            BBB        A3               845,000        4.75% due 1/15/2008.................       852,003
                            BBB        A3               600,000        7.75% due 1/18/2011.................       670,560
                            BBB        Baa1           1,000,000      General Motors Corporation, 7.125% due
                                                                       7/15/2013...........................     1,027,049
                            A-         A3               695,000      Hutchison Whampoa International Ltd.,
                                                                       5.45% due 11/24/2010................       682,163
                            BB+        Ba1              770,000      Hyundai Motor Manufacturing Alabama,
                                                                       LLC, 5.30% due 12/19/2008(a)........       757,745
                            BB+        Baa3             840,000      Jabil Circuit, Inc., 5.875% due
                                                                       7/15/2010...........................       867,717
                            BBB        Baa3           2,270,000      Kerr-McGee Corporation, 6.95% due
                                                                       7/01/2024...........................     2,262,684
                            BBB-       Baa3           1,205,000      Lear Corporation, 8.11% due
                                                                       5/15/2009...........................     1,372,553
                            BBB-       Baa3             790,000      Raytheon Company, 8.30% due
                                                                       3/01/2010...........................       926,672
                            BBB        Baa3           2,075,000      Tyco International Group SA, 6.75% due
                                                                       2/15/2011...........................     2,254,656
                                                                                                             ------------
                                                                                                               22,329,586
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--4.3%                                           ARAMARK Services, Inc.:
                            BBB-       Baa3           1,035,000        6.75% due 8/01/2004.................     1,038,312
                            BBB-       Baa3           1,020,000        6.375% due 2/15/2008................     1,083,416
                            A-         Baa1           1,070,000      Boston Scientific Corporation, 5.45%
                                                                       due 6/15/2014.......................     1,076,526
                            BBB        Baa1             895,000      Cendant Corporation, 6.875% due
                                                                       8/15/2006...........................       956,309
                                                                     HCA Inc.:
                            BBB-       Ba1              660,000        6.95% due 5/01/2012.................       688,595
                            BBB-       Ba1            1,310,000        6.30% due 10/01/2012................     1,310,672
                            BBB-       Ba1              435,000        5.75% due 3/15/2014.................       413,555
                            BBB-       Baa3             830,000      InterActiveCorp, 7% due 1/15/2013.....       895,073
                            BBB        Ba1            1,650,000      Lenfest Communications, Inc., 10.50%
                                                                       due 6/15/2006.......................     1,857,682
                            BBB-       Baa3           7,675,000      Liberty Media Corporation, 3.02% due
                                                                       9/17/2006(b)........................     7,817,218
                                                                     Manor Care, Inc.:
                            BBB        Ba1            1,080,000        7.50% due 6/15/2006.................     1,150,200
                            BBB        Ba1              520,000        6.25% due 5/01/2013.................       529,750
                                                                     News America Incorporated:
                            BBB-       Baa3           1,000,000        7.30% due 4/30/2028.................     1,084,389
                            BBB-       Baa3             555,000        6.75% due 1/09/2038.................       606,811
                            BBB+       Baa1             465,000      PHH Corporation, 6% due 3/01/2008.....       491,284
                            BBB        Baa3             210,000      SUPERVALU Inc., 7.50% due 5/15/2012...       235,432

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                             S&P      MOODY'S         FACE
INDUSTRY++                 RATINGS    RATINGS        AMOUNT                     CORPORATE BONDS                 VALUE
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES
(CONCLUDED)
                            BBB        Baa3      US$  1,032,000      Tele-Communications Inc., 9.80% due
                                                                       2/01/2012...........................  $  1,293,820
                            BBB+       Baa1           3,157,000      Time Warner Inc., 6.875% due
                                                                       5/01/2012...........................     3,411,432
                                                                                                             ------------
                                                                                                               25,940,476
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                AAA        Aaa              703,405      American Airlines, Inc., 3.857% due
TRANSPORTATION--1.3%                                                   7/09/2010...........................       679,392
                                                                     Continental Airlines, Inc.:
                            AAA        Aaa              600,000        6.563% due 2/15/2012................       624,003
                            BBB        Ba3            1,475,000        7.875% due 7/02/2018................     1,386,013
                            A-         Ba1              954,126      Delta Air Lines, Inc., 7.379% due
                                                                       11/18/2011..........................       902,585
                            BBB+       Baa1           1,315,000      MISC Capital (L) Limited, 5% due
                                                                       7/01/2009(a)........................     1,316,770
                            BBB        Baa1             815,000      Norfolk Southern Corporation, 7.25%
                                                                       due 2/15/2031.......................       894,427
                                                                     Southwest Airlines Co.:
                            A          Baa1             190,000        8% due 3/01/2005....................       196,019
                            A          Baa1             940,000        7.875% due 9/01/2007................     1,041,885
                                                                     Union Pacific Corporation:
                            BBB        Baa2             490,000        7.25% due 11/01/2008................       540,908
                            BBB        Baa2             460,000        5.375% due 5/01/2014................       453,250
                                                                                                             ------------
                                                                                                                8,035,252
-------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.4%             A-         Baa2           1,225,000      Aon Corporation, 6.70% due 1/15/2007..     1,309,046
                            BBB        Baa3             870,000      Infinity Property and Casualty
                                                                       Corporation, 5.50% due 2/18/2014....       836,974
                            BBB-       NR*              735,000      Kingsway America, Inc., 7.50% due
                                                                       2/01/2014(a)........................       722,357
                            AA-        A2               355,000      Marsh & McLennan Companies, Inc.,
                                                                       3.625% due 2/15/2008................       350,136
                            BBB+       Baa3           1,260,000      NLV Financial Corporation, 7.50% due
                                                                       8/15/2033(a)........................     1,271,998
                            BBB+       Baa3           1,035,000      RLI Corp., 5.95% due 1/15/2014........     1,009,390
                            A-         Baa1           1,930,000      Security Benefit Life Insurance
                                                                       Company, 7.45% due 10/01/2033(a)....     1,915,133
                            BBB+       A3               775,000      Travelers Property Casualty Corp.,
                                                                       6.375% due 3/15/2033................       763,371
                                                                                                             ------------
                                                                                                                8,178,405
-------------------------------------------------------------------------------------------------------------------------
OIL REFINERIES--0.5%        A-         Baa1             480,000      EnCana Corporation, 4.75% due
                                                                       10/15/2013..........................       453,845
                            BBB        Baa3           2,110,000      Ultramar Diamond Shamrock Corporation,
                                                                       6.75% due 10/15/2037................     2,292,293
                                                                                                             ------------
                                                                                                                2,746,138
-------------------------------------------------------------------------------------------------------------------------
PAPER--1.4%                 BB         Ba2            2,265,000      Boise Cascade Corporation, 7.66% due
                                                                       5/27/2005...........................     2,338,613
                            BBB+       Baa2           1,260,000      Celulosa Arauco y Constitucion SA,
                                                                       8.625% due 8/15/2010................     1,464,170
                            BBB        Baa2           2,205,000      Champion International Corporation,
                                                                       6.65% due 12/15/2037................     2,389,645
                            A-         Baa2             720,000      Inversiones CMPC SA, 4.875% due
                                                                       6/18/2013(a)........................       668,422
                            BBB-       Baa3             710,000      Rock-Tenn Company, 5.625% due
                                                                       3/15/2013...........................       698,220
                            BBB        Baa2             695,000      Sappi Papier Holding AG, 6.75% due
                                                                       6/15/2012(a)........................       741,654
                                                                                                             ------------
                                                                                                                8,300,724
-------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST              BBB        Baa2      2,560,000.....      Weyerhaeuser Company, 6.75% due
PRODUCTS--0.5%                                                         3/15/2012...........................     2,772,357
-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT      BBB        Baa2             690,000      CarrAmerica Realty Corporation, 3.625%
TRUST--1.3%                                                            due 4/01/2009.......................       653,516
                            BBB-       Baa3             415,000      Colonial Realty LP, 4.80% due
                                                                       4/01/2011...........................       398,719

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                             S&P      MOODY'S         FACE
INDUSTRY++                 RATINGS    RATINGS        AMOUNT                     CORPORATE BONDS                 VALUE
-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT
TRUST (CONCLUDED)
                            BBB        Baa3      US$    575,000      Developers Diversified Realty
                                                                       Corporation, 6.625% due 1/15/2008...  $    613,730
                            BBB        Baa2             955,000      HRPT Properties Trust, 5.75% due
                                                                       2/15/2014...........................       934,947
                            BBB+       Baa2             700,000      Health Care Property Investors, Inc.,
                                                                       6.50% due 2/15/2006.................       729,916
                            BBB-       Baa3             640,000      Health Care REIT, Inc., 6% due
                                                                       11/15/2013..........................       630,283
                            BB+        Ba1            2,165,000      iStar Financial Inc., 5.125% due
                                                                       4/01/2011(a)........................     2,059,010
                            BBB-       Baa3             775,000      Nationwide Health Properties, Inc.,
                                                                       6.59% due 7/07/2038.................       782,543
                            BBB        Baa3             670,000      United Dominion Realty Trust, Inc.,
                                                                       6.50% due 6/15/2009.................       721,819
                                                                                                             ------------
                                                                                                                7,524,483
-------------------------------------------------------------------------------------------------------------------------
RETAIL--STORES--0.1%        BBB+       Baa1             285,000      Limited Brands, Inc., 6.125% due
                                                                       12/01/2012..........................       298,792
-------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--0.1%         A          A2               810,000      Corporacion Andina de Fomento, 6.875%
                                                                       due 3/15/2012.......................       870,755
-------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 BBB        Baa2             515,000      AT&T Corporation, 8.05% due
COMMUNICATION--1.3%                                                    11/15/2011..........................       528,763
                            BBB        Baa2             706,000      AT&T Wireless Services, Inc., 8.75%
                                                                       due 3/01/2031.......................       860,733
                            A+         A3             1,620,000      GTE Corporation, 6.84% due 4/15/2018..     1,709,204
                            BBB        Baa2           1,090,000      Harris Corporation, 6.35% due
                                                                       2/01/2028...........................     1,143,982
                            BB-        Ba3            1,077,000      Qwest Corporation, 7.20% due
                                                                       11/01/2004..........................     1,085,078
                            BBB-       Baa3           1,110,000      Sprint Capital Corporation, 6.90% due
                                                                       5/01/2019...........................     1,116,611
                            BBB        Baa3           1,105,000      TELUS Corporation, 7.50% due
                                                                       6/01/2007...........................     1,203,488
                                                                                                             ------------
                                                                                                                7,647,859
-------------------------------------------------------------------------------------------------------------------------
UTILITIES-- ELECTRIC &      NR*        Baa2           1,185,000      AEP Texas Central Company, 6.65% due
GAS--4.3%                                                              2/15/2033...........................     1,202,587
                            BBB        Baa1           1,280,000      Arizona Public Service Company, 5.80%
                                                                       due 6/30/2014.......................     1,281,231
                            BBB        Baa1           1,050,000      Cincinnati Gas & Electric Company,
                                                                       5.70% due 9/15/2012.................     1,073,536
                                                                     Dominion Resources, Inc.:
                            BBB+       Baa1           1,051,000        7.625% due 7/15/2005................     1,104,066
                            BBB+       Baa1             860,000        1.55% due 5/15/2006(b)..............       861,258
                            A-         Baa1           1,530,000      Exelon Generation Company, LLC, 5.35%
                                                                       due 1/15/2014.......................     1,483,713
                            A-         A2             1,745,000      FPL Group Capital Inc., 1.886% due
                                                                       3/30/2005(b)........................     1,748,316
                            BBB-       Baa3           3,350,000      PPL Capital Funding, Inc., 2.31% due
                                                                       5/18/2006(b)........................     3,349,183
                            BBB        Baa1             975,000      PSE&G Power LLC, 6.95% due
                                                                       6/01/2012...........................     1,060,199
                                                                     Pacific Gas & Electric Company:
                            BBB        Baa2           3,100,000        1.81% due 4/03/2006(b)..............     3,101,869
                            BBB        Baa2           1,325,000        6.05% due 3/01/2034.................     1,246,237
                            BBB        Baa2             730,000      Pepco Holdings, Inc., 4% due
                                                                       5/15/2010...........................       678,832
                            BBB        Baa2             860,000      Public Service Company of New Mexico,
                                                                       4.40% due 9/15/2008.................       857,348
                            BBB+       Baa1             645,000      Sempra Energy, 4.75% due 5/15/2009....       648,883
                                                                     Southern California Edison Company:
                            NR*        Baa2             235,000        1.44% due 1/13/2006(b)..............       235,306
                            NR*        Baa2             830,000        6% due 1/15/2034....................       795,291
                            BBB+       Baa1             650,000      Southern Power Company, 6.25% due
                                                                       7/15/2012...........................       682,694

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                             S&P      MOODY'S         FACE
INDUSTRY++                 RATINGS    RATINGS        AMOUNT                     CORPORATE BONDS                 VALUE
-------------------------------------------------------------------------------------------------------------------------
UTILITIES-- ELECTRIC &
  GAS (CONCLUDED)
                            BBB        Baa2      US$  1,010,000      TXU Australia Holdings Partnership LP,
                                                                       6.15% due 11/15/2013(a).............  $  1,052,190
                            A-         Baa1           1,035,000      Vectren Utility Holdings, Inc., 5.25%
                                                                       due 8/01/2013.......................     1,020,172
                                                                     Westar Energy, Inc.:
                            BB-        Ba2            1,196,000        9.75% due 5/01/2007.................     1,362,358
                            NR*        Ba1              620,000        6% due 7/01/2014....................       629,904
                                                                                                             ------------
                                                                                                               25,475,173
-------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**--1.7%                                            Corporacion Nacional del Cobre de
                                                                       Chile (Codelco)(3)(a):
                            A          A2               145,000        6.375% due 11/30/2012...............       153,464
                            A          A2               730,000        5.50% due 10/15/2013................       724,861
                                                                     France Telecom(4):
                            BBB+       Baa2           1,780,000        8.75% due 3/01/2011.................     2,062,701
                            BBB+       Baa2             555,000        9.50% due 3/01/2031.................       696,536
                            A-         Baa1             840,000      Koninklijke (KPN) NV, 8% due
                                                                       10/01/2010(3).......................       972,612
                                                                     Pemex Project Funding Master Trust(1):
                            BBB-       Baa1           1,110,000        2.64% due 1/07/2005(a)(b)...........     1,118,880
                            BBB-       Baa1           3,350,000        2.82% due 6/15/2010(a)(b)...........     3,365,075
                            BBB-       Baa1           1,000,000        9.125% due 10/13/2010...............     1,145,000
                                                                                                             ------------
                                                                                                               10,239,129
-------------------------------------------------------------------------------------------------------------------------
YANKEE                      AAA        Aaa       E    3,190,000      Bundesobligation, 3.50% due
SOVEREIGNS**--1.6%                                                     10/10/2008(2).......................     3,885,833
                            A          Baa1      US$    735,000      Republic of Chile, 5.50% due
                                                                       1/15/2013(2)........................       736,911
                            BBB        Baa2           1,170,000      Republic of South Africa, 6.50% due
                                                                       6/02/2014(2)........................     1,181,700
                                                                     United Mexican States(2):
                            BBB-       Baa2           1,870,000        9.875% due 2/01/2010................     2,246,805
                            BBB-       Baa2           1,010,000        6.375% due 1/16/2013................     1,007,980
                            BBB-       Baa2             565,000        5.875% due 1/15/2014................       542,965
                                                                                                             ------------
                                                                                                                9,602,194
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL CORPORATE BONDS
                                                                     (COST--$250,142,130)--41.8%...........   251,143,715
-------------------------------------------------------------------------------------------------------------------------
STATE                                                                           MUNICIPAL BONDS
-------------------------------------------------------------------------------------------------------------------------
TEXAS--0.1%                 NR*        A1               515,000      Harris County, Texas, Industrial
                                                                       Development Corporation, Solid Waste
                                                                       Disposal Revenue Bonds (Deer Park
                                                                       Refining LP), 5.683% due
                                                                       3/01/2023(b)........................       515,026
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL MUNICIPAL BONDS
                                                                     (COST--$515,000)--0.1%................       515,026
-------------------------------------------------------------------------------------------------------------------------
                                                                       PREFERRED SECURITIES
-------------------------------------------------------------------------------------------------------------------------
INDUSTRY++                                                                       CAPITAL TRUSTS
-------------------------------------------------------------------------------------------------------------------------
FINANCE--BANKS--0.4%        A-         A1             1,480,000      Chase Capital III, 1.86% due
                                                                       3/01/2027(b)........................     1,407,310
                            A-         A1             1,160,000      First Chicago NBD Capital I, 1.729%
                                                                       due 2/01/2027(b)....................     1,111,187
                                                                                                             ------------
                                                                                                                2,518,497
-------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC &       BBB+       A3               585,000      Alabama Power Capital Trust V, 5.50%
GAS--0.1%                                                              due 10/01/2042(b)...................       603,060
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL CAPITAL TRUSTS
                                                                     (COST--$3,077,268)--0.5%..............     3,121,557
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                  PREFERRED SECURITIES
-------------------------------------------------------------------------------------------------------------------------
                                                     SHARES
INDUSTRY++                                            HELD                      PREFERRED STOCKS                VALUE
-------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--0.3%                                        175      DG Funding Trust(a)...................  $  1,907,588
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL PREFERRED STOCKS
                                                                     (COST--$1,925,630)--0.3%..............     1,907,588
-------------------------------------------------------------------------------------------------------------------------
                           S&P        MOODY'S         FACE
                           RATINGS    RATINGS        AMOUNT                     TRUST PREFERRED
-------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.7%   NR*        NR*       US$  3,685,000      RC Trust I, 7% due 5/15/2006..........     3,915,312
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL TRUST PREFERRED
                                                                     (COST--$3,902,368)--0.7%..............     3,915,312
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL PREFERRED SECURITIES
                                                                     (COST--$8,905,266)--1.5%..............     8,944,457
-------------------------------------------------------------------------------------------------------------------------
                                                                             SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                                            3,548,000      General Electric Capital Corp., 1.48%
PAPER****--8.5%                                                        due 7/01/2004.......................     3,547,854
                                                     27,737,000      Grampian Funding Limited, 1.55% due
                                                                       7/01/2004...........................    27,735,806
                                                     20,000,000      Old Line Funding Corporation, 1.15%
                                                                       due 7/14/2004.......................    19,991,056
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL SHORT-TERM INVESTMENTS
                                                                     (COST--$51,274,716)--8.5%.............    51,274,716
-------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                              CONTRACTS                        OPTIONS PURCHASED
-------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%                              1,529      Eurodollar Futures, expiring July 2004
                                                                       at USD 98.25, Broker Credit Suisse
                                                                       First Boston........................         9,556
                                                          1,529      Eurodollar Futures, expiring July 2004
                                                                       at USD 98.5, Broker Credit Suisse
                                                                       First Boston........................         9,556
                                                             46++++  London InterBank Offered Rate (LIBOR)
                                                                       Linked Floor, expiring April 2005 at
                                                                       USD 1.5, Broker J.P. Morgan Chase
                                                                       Bank................................           782
                                                                                                             ------------
                                                                                                                   19,894
-------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED--0.0%                                 169      U.S. Treasury Notes, expiring July
                                                                       2004 at USD 107, Broker Credit
                                                                       Suisse First Boston.................        21,125
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL OPTIONS PURCHASED (PREMIUMS
                                                                     PAID--$348,898)--0.0%.................        41,019
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS
                                                                     (COST--$666,772,661)--111.5%..........   669,124,962
-------------------------------------------------------------------------------------------------------------------------
                                                                                OPTIONS WRITTEN
-------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%                                3,059      Eurodollar Futures, expiring July 2004
                                                                       at USD 98.38, Broker Credit Suisse
                                                                       First Boston........................       (19,119)
                                                            169      U.S. Treasury Notes, expiring July
                                                                       2004 at USD 110, Broker Credit
                                                                       Suisse First Boston.................       (76,578)
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL OPTIONS WRITTEN (PREMIUMS
                                                                     RECEIVED--$242,457)--0.0%.............       (95,697)
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS, NET OF OPTIONS
                                                                     WRITTEN
                                                                     (COST--$666,530,204)--111.5%..........   669,029,265
                                                                     LIABILITIES IN EXCESS OF OTHER
                                                                     ASSETS--(11.5%).......................   (68,823,462)
                                                                                                             ------------
                                                                     NET ASSETS--100.0%....................  $600,205,803
                                                                                                             ============
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

*   Not Rated.

**  Corresponding industry groups for foreign securities:

    (1) Financial Institution.

    (2) Government Entity.

    (3) Industrial.

    (4) Telecommunications.

*** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

**** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

++++ One contract represents a notional amount of $1,000,000.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate note.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-----------------------------------------------------------------------------------------------
                                                                              INTEREST/DIVIDEND
AFFILIATE                                                     NET ACTIVITY         INCOME
-----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....           --     $             569
Merrill Lynch Premier Institutional Fund....................  (48,089,225)    $          16,064
-----------------------------------------------------------------------------------------------

Financial futures contracts sold as of June 30, 2004 were as follows:

-------------------------------------------------------------------------------------------
NUMBER OF                                          EXPIRATION       FACE        UNREALIZED
CONTRACTS                  ISSUE                      DATE          VALUE      DEPRECIATION
-------------------------------------------------------------------------------------------
431...         Ten-Year U.S. Treasury Notes      September 2004  $46,646,225    $(474,197)
-------------------------------------------------------------------------------------------

Forward foreign exchange contracts as of June 30, 2004 were as follows:

-------------------------------------------------------------------------------
FOREIGN CURRENCY                        SETTLEMENT                  UNREALIZED
SOLD                                       DATE                    APPRECIATION
-------------------------------------------------------------------------------
 Y 747,298,489                         August 2004                   $112,327
-------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$6,977,577)                                              $112,327
                                                                     ========
-------------------------------------------------------------------------------

Swap contracts outstanding as of June 30, 2004 were as follows:

-------------------------------------------------------------------------------------------
                                                                               UNREALIZED
                                                               NOTIONAL      APPRECIATION/
                                                                AMOUNT        DEPRECIATION
-------------------------------------------------------------------------------------------
Receive a variable rate return equal to Lehman Brothers U.S.
  High Yield Index Total Return and pay a floating rate
  based on 1-month USD LIBOR, minus .40%
  Broker, Lehman Brothers Special Finance
  Expires July 2004.........................................  $ 7,300,000             --
Sold credit default protection on Sprint Capital Corporation and receive 1.50% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2008....................................  $ 1,980,000       $ 52,971
Sold credit default protection on Comcast Cable
  Communications, Inc. and receive 1.15%
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2008....................................  $ 1,980,000         45,900
Pay 3.875% on TIPS adjusted principal and receive a fixed
  rate of 3.401% interest
  Broker, J.P. Morgan Chase Bank
  Expires January 2009......................................  $ 4,062,000        (49,619)
Pay 3.50% on TIPS adjusted principal and receive a fixed
  rate of 4.17% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires January 2011......................................  $ 3,500,000        (36,613)

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                               UNREALIZED
                                                               NOTIONAL      APPRECIATION/
                                                                AMOUNT        DEPRECIATION
-------------------------------------------------------------------------------------------
Receive a variable rate return equal to Lehman Brothers CMBS
  Investment Grade Index Total Return and pay a floating
  rate based on 1-month USD LIBOR, minus .55%
  Broker, Deutsche Bank AG, London
  Expires January 2005......................................  $ 8,400,000             --
Receive a variable rate return equal to U.S. Treasury Index
  Total Return and pay a floating rate based on 1-month USD
  LIBOR, minus .20%
  Broker, Lehman Brothers Special Finance
  Expires December 2004.....................................  $35,600,000             --
Bought credit default protection on Tyson Foods Inc. and pay
  1.36% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2008....................................  $ 1,980,000       $(29,609)
Bought credit default protection on Weyerhaeuser Co. and pay
  .73% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2008....................................  $ 1,980,000        (22,839)
Receive a variable rate return equal to MBS Fixed Rate Index
  Total Return and pay a floating rate based on 1-month USD
  LIBOR, minus .16%
  Broker, UBS Warburg
  Expires August 2004.......................................  $32,700,000             --
Bought credit default protection on AON Corp. and pay
  2.8025% interest
  Broker, J.P. Morgan Chase Bank
  Expires January 2007......................................  $ 1,345,000           (262)
Bought credit default protection on AON Corp. and pay .37%
  interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires January 2007......................................  $ 1,345,000         19,573
Bought credit default protection on Boeing Capital Corp. and pay .48% interest
  Broker, J.P. Morgan Chase Bank
  Expires March 2009........................................  $   770,000         (2,093)
Sold credit default protection on Raytheon Company and
  receive .73% interest
  Broker, J.P. Morgan Chase Bank
  Expires March 2009........................................  $   770,000         (3,117)
Receive a variable rate return equal to U.S. Treasury Index
  Total Return and pay a floating rate based on 1-month USD
  LIBOR, minus .20%
  Broker, Lehman Brothers Special Finance
  Expires March 2005........................................  $36,400,000             --
Receive a variable rate return equal to MBS Fixed Rate Index
  Total Return and pay a floating rate based on 1-month USD
  LIBOR, minus .15%
  Broker, Lehman Brothers Special Finance
  Expires September 2004....................................  $ 5,900,000             --
Receive a variable rate return equal to Lehman Brothers CMBS
  Investment Grade Index Total Return and pay a floating
  rate based on 1-month USD LIBOR, minus .60%
  Broker, UBS Warburg
  Expires October 2004......................................  $21,200,000             --
Receive a variable rate return equal to MBS Fixed Rate Index
  Total Return and pay a floating rate based on 1-month USD
  LIBOR, minus .17%
  Broker, UBS Warburg
  Expires November 2004.....................................  $12,100,000             --
Receive a variable rate return based on 3-Month USD LIBOR,
  plus .56% which is capped at a fixed coupon of 8% and
  callable quarterly beginning September 2004 and pay a
  floating rate based on 3-month USD LIBOR
  Broker, J.P. Morgan Chase Bank
  Expires June 2010.........................................  $13,600,000         24,634
Bought credit default protection on AT&T Corp. and pay 2.28%
  interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires June 2009.........................................  $   680,000         28,839
Sold credit spreadlock protection on Dominion Resources,
  Inc. and receive 7.82% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2004....................................  $   750,000             --

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                               UNREALIZED
                                                               NOTIONAL      APPRECIATION/
                                                                AMOUNT        DEPRECIATION
-------------------------------------------------------------------------------------------
Receive a variable rate return based on 3-month USD LIBOR,
  plus .42%, which is capped at a fixed coupon of 8% and
  callable quarterly beginning September 2004 and pay a
  floating rate based on 3-month USD LIBOR
  Broker, J.P. Morgan Chase Bank
  Expires March 2010........................................  $14,750,000       $ (1,352)
-------------------------------------------------------------------------------------------
TOTAL                                                                           $ 26,413
                                                                                ========
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$666,423,763).......................................                 $669,083,943
Unrealized appreciation on forward foreign exchange
  contracts.................................................                      112,327
Options purchased, at value (premiums paid--$348,898).......                       41,019
Unrealized appreciation on swaps............................                       58,222
Foreign cash (cost--$156,232)...............................                      155,388
Cash........................................................                       26,270
Receivables:
  Interest..................................................  $ 4,973,191
  Capital shares sold.......................................    1,955,432
  Dividends.................................................       14,863
  Securities lending--net...................................        1,150       6,944,636
                                                              -----------
Prepaid expenses and other assets...........................                      921,036
                                                                             ------------
Total assets................................................                  677,342,841
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on swaps............................                       31,809
Options written, at value (premiums received--$242,457).....                       95,697
Payables:
  Securities purchased......................................   76,013,067
  Variation margin..........................................      312,668
  Capital shares redeemed...................................      289,889
  Investment adviser........................................      233,219
  Swaps.....................................................      104,071
  Other affiliates..........................................       16,723      76,969,637
                                                              -----------
Accrued expenses and other liabilities......................                       39,895
                                                                             ------------
Total liabilities...........................................                   77,137,038
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $600,205,803
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 600,000,000
  shares authorized+........................................                 $  5,003,863
Paid-in capital in excess of par............................                  598,951,495
Undistributed investment income--net........................  $ 1,378,126
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (7,291,055)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................    2,163,374
                                                              -----------
Total accumulated losses--net...............................                   (3,749,555)
                                                                             ------------
NET ASSETS..................................................                 $600,205,803
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $600,205,803 and 50,038,632
  shares outstanding........................................                 $      11.99
                                                                             ============
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.
++ The Fund had no outstanding shares for Class II or Class III as of June 30, 2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                   $ 11,726,561
Dividends...................................................                         24,847
Securities lending--net.....................................                         16,633
                                                                               ------------
Total income................................................                     11,768,041
                                                                               ------------
--------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,380,030
Accounting services.........................................       109,843
Custodian fees..............................................        36,979
Printing and shareholder reports............................        33,199
Professional fees...........................................        21,540
Directors' fees and expenses................................        20,132
Pricing services............................................        17,988
Transfer agent fees.........................................         2,591
Other.......................................................        22,703
                                                              ------------
Total expenses..............................................                      1,645,005
                                                                               ------------
Investment income--net......................................                     10,123,036
                                                                               ------------
--------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................     3,084,046
  Foreign currency transactions--net........................      (139,749)       2,944,297
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (11,088,984)
  Foreign currency transactions--net........................       263,328      (10,825,656)
                                                              ------------     ------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                     (7,881,359)
                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                   $  2,241,677
                                                                               ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX       FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2004            2003
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 10,123,036    $ 25,026,137
Realized gain on investments and foreign currency
  transactions--net.........................................       2,944,297      18,410,184
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (10,825,656)    (12,114,639)
                                                                ------------    ------------
Net increase in net assets resulting from operations........       2,241,677      31,321,682
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................     (12,902,575)    (26,354,986)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (12,902,575)    (26,354,986)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase(decrease) in net assets derived from capital
  share transactions........................................     (82,640,843)     16,235,506
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (93,301,741)     21,202,202
Beginning of period.........................................     693,507,544     672,305,342
                                                                ------------    ------------
End of period*..............................................    $600,205,803    $693,507,544
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  1,378,126    $  4,157,665
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                    CLASS I
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         ------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                       FOR THE SIX         FOR THE YEAR ENDED DECEMBER 31,++
                                                      MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:               JUNE 30, 2004     2003        2002        2001        2000
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $  12.21      $  12.11    $  11.59    $  11.49    $  11.14
                                                        --------      --------    --------    --------    --------
Investment income--net..............................         .19+          .44+        .56+        .63         .78
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net............        (.17)          .13         .52         .12         .29
                                                        --------      --------    --------    --------    --------
Total from investment operations....................         .02           .57        1.08         .75        1.07
                                                        --------      --------    --------    --------    --------
Less dividends from investment income--net..........        (.24)         (.47)       (.56)       (.65)       (.72)
                                                        --------      --------    --------    --------    --------
Net asset value, end of period......................    $  11.99      $  12.21    $  12.11    $  11.59    $  11.49
                                                        ========      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................        .14%++       4.76%       9.57%       6.68%      10.01%
                                                        ========      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        .51%*         .50%        .50%        .51%        .49%
                                                        ========      ========    ========    ========    ========
Investment income--net..............................       3.12%*        3.62%       4.76%       5.50%       6.96%
                                                        ========      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $600,206      $693,508    $672,305    $646,028    $507,248
                                                        ========      ========    ========    ========    ========
Portfolio turnover..................................     104.65%       254.01%     274.08%     277.86%     120.99%
                                                        ========      ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+  Based on average shares outstanding.

++ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Core Bond V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be

--------------------------------------------------------------------------------

valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

  (c) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the

--------------------------------------------------------------------------------

U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates: .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the six months ended June 30, 2004, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $978,834,000. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $6,949 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2004, the Fund reimbursed MLIM $7,155 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $718,302,044 and $840,044,080, respectively.

  Net realized gains (losses) for the six months ended June 30, 2004 and net unrealized appre-

--------------------------------------------------------------------------------

ciation/depreciation as of June 30, 2004 were as follows:

----------------------------------------------------------------------
                                                          Unrealized
                                           Realized      Appreciation/
                                        Gains (Losses)   Depreciation
----------------------------------------------------------------------
Long-term investments.................    $4,398,290      $ 2,660,180
Short-term investments................         5,224               --
Options purchased.....................        70,435         (307,879)
Options written.......................        64,253          146,760
Swaps.................................      (978,714)          26,413
Financial futures contracts...........      (475,442)        (474,197)
Forward foreign exchange contracts....      (139,460)         112,327
Foreign currency transactions.........          (289)            (230)
                                          ----------      -----------
Total.................................    $2,944,297      $ 2,163,374
                                          ==========      ===========
----------------------------------------------------------------------

  At June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $2,120,346, of which $6,078,175 related to appreciated securities and $3,957,829 related to depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $666,908,919.

  Transactions in call options written for the six months ended June 30, 2004 were as follows:

-------------------------------------------------------------------
                                              Number of   Premiums
                                              Contracts   Received
-------------------------------------------------------------------
Outstanding call options written,
 beginning of period........................       --            --
Options written.............................   11,945     $ 532,405
Options exercised...........................     (105)      (30,799)
Options closed..............................      (12)     (238,992)
Options expired.............................   (8,600)      (20,157)
                                               ------     ---------
Outstanding call options written,
 end of period..............................    3,228     $ 242,457
                                               ======     =========
-------------------------------------------------------------------

  Transactions in put options written for the six months ended June 30, 2004 were as follows:

-------------------------------------------------------------------
                                              Number of   Premiums
                                              Contracts   Received
-------------------------------------------------------------------
Outstanding put options written,
 beginning of period........................      --             --
Options written.............................     347      $ 160,058
Options expired.............................    (347)      (160,058)
                                                ----      ---------
Outstanding put options written,
 end of period..............................      --      $      --
                                                ====      =========
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from capital share transactions were $(82,640,843) and $16,235,506 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

Transactions in capital shares were as follows:

--------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2004                              Shares         Amount
--------------------------------------------------------------------
Shares sold..........................       524,267    $   6,359,063
Shares issued to shareholders in
 reinvestment of dividends...........     1,063,881       12,902,575
                                         ----------    -------------
Total issued.........................     1,588,148       19,261,638
Shares redeemed......................    (8,334,386)    (101,902,481)
                                         ----------    -------------
Net decrease.........................    (6,746,238)   $ (82,640,843)
                                         ==========    =============
--------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2003                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................   10,172,951    $ 124,326,980
Shares issued to shareholders in
 reinvestment of dividends.........    2,178,222       26,354,986
                                     -----------    -------------
Total issued.......................   12,351,173      150,681,966
Shares redeemed....................  (11,064,573)    (134,446,460)
                                     -----------    -------------
Net increase.......................    1,286,600    $  16,235,506
                                     ===========    =============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $9,217,912, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. DISTRIBUTION TO SHAREHOLDERS:

The Fund paid an ordinary income dividend in the amount of $.379721 per share on July 1, 2004 to shareholders of record on June 30, 2004.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six-month period ended June 30, 2004, Domestic Money Market V.I. Fund's Class I Shares had a net annualized yield of .62%. Since inception (February 13, 2004) through June 30, 2004, the Fund's Class II Shares had a net annualized yield of .47%. As of June 30, 2004, the Fund's Class I and Class II Shares had seven-day yields of .74% and .58%, respectively. The Fund's average portfolio maturity was 64 days at June 30, 2004, compared to 70 days at December 31, 2003. During the six-month period, the Fund maintained an average life ranging from a low of 59 days to a high of 71 days.

THE ENVIRONMENT

  During the first quarter of 2004, U.S. gross domestic product (GDP) growth slowed slightly to 3.9%, down from 4.1% in the previous quarter. Expectations are for growth to remain at roughly the same pace or to slow slightly into the second half of 2004. While economic growth was relatively strong during the first quarter, the lack of job growth and benign inflation kept the Federal Reserve Board (the Fed) on the sidelines. However, a surge in the March employment numbers, as well as a sharp rise in core prices in the first quarter, resulted in a change in attitude on the part of the Fed. While the Federal Open Market Committee (FOMC) left its target for its benchmark rate unchanged at 1% at the May meeting, the FOMC issued a statement signaling that it was prepared to raise interest rates sooner than previously expected. On June 30, the Fed raised interest rates 25 basis points (.25%) to 1.25%. Although inflation was a key factor in raising the Federal Funds rate, the Fed indicated that it felt the rise in inflation was temporary and underlying inflation remained relatively low.

  Economic news going into the second half of 2004 has been mixed. Job growth and consumer spending in June fell below expectations, and while home sales continue to post healthy gains, going forward, rising interest rates could dampen sales. The key to economic growth in the future may depend on consumer spending. However, higher energy prices and a decline in mortgage-refinancing activity may negatively influence spending. Given these factors, we feel the Fed is likely to tighten monetary policy at a measured rate into 2005.

PORTFOLIO MATTERS

  Early in the period, we believed the Fed would leave short-term interest rates unchanged as long as the employment situation was weak and inflation remained low. With that in mind, we added some longer-dated callable U.S. agency securities to the portfolio in order to enhance yield. Yield spreads on callable agency securities relative to straight bullet issues were wide, as interest rate volatility remained at the higher end of the historical range.

  We continued to position the Fund in a barbelled manner through April. Investments were split in the longer-dated callable U.S. agency securities and the three-month and under sector. We employed this strategy because there was no pickup in yield in the three-month--one-year sectors. The yield curve was flat in this area, with no increase in yield until the 15-month--two-year sector. Floating rate securities, which represent approximately 35% of the Fund's assets, serve as part of the barbell trade and help to protect the portfolio from rising interest rates.

  After the May FOMC meeting, we changed our investment strategy since it was apparent that the Fed was moving toward a monetary tightening cycle. We restricted our investments to those that would mature before the June 30 FOMC meeting or to securities that had already priced in interest rate increases. We remain cautious in our investments, but will purchase longer securities when the market appears to be overdone.

  The Fund's composition at the end of June and as of our last report to shareholders is detailed below:

--------------------------------------------------------
                                      6/30/04   12/31/03
--------------------------------------------------------
Bank Notes..........................      --%      1.4%
Commercial Paper....................    47.8      35.9
Funding Agreements..................     9.6       8.5
Medium-Term Notes...................     9.6      11.4
Promissory Notes....................      --       0.6
Repurchase Agreements...............     3.2       2.8
U.S. Government, Agency &
  Instrumentality
  Obligations--Discount.............     0.4       0.4
U.S. Government, Agency &
  Instrumentality
  Obligations--Non-Discount.........    30.7      39.7
Liabilities in Excess of Other
  Assets............................    (1.3)     (0.7)
                                       -----     -----
TOTAL...............................   100.0%    100.0%
                                       =====     =====
--------------------------------------------------------

--------------------------------------------------------------------------------

IN CONCLUSION

  We thank you for your investment in Domestic Money Market V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- TERRY K. GLENN
Terry K. Glenn
President and Director

-s- Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--47.8%       $ 5,000,000    Blue Ridge Asset Funding
                                               Corporation........................    1.25 %     7/26/2004  $  4,995,660
                               10,000,000    CAFCO, LLC...........................    1.20       8/06/2004     9,987,300
                                  760,000    CC (USA) Inc. (Centauri).............    1.23       8/16/2004       758,738
                                3,100,000    CC (USA) Inc. (Centauri).............    1.24       8/26/2004     3,093,229
                               10,000,000    CC (USA) Inc. (Centauri).............    1.29       9/01/2004     9,975,520
                                4,000,000    CXC LLC..............................    1.26       8/06/2004     3,994,960
                               10,000,000    CXC LLC..............................    1.24       8/16/2004     9,983,389
                               12,000,000    Ciesco, LLC..........................    1.08       7/12/2004    11,996,040
                                4,000,000    Ciesco, LLC..........................    1.27       8/11/2004     3,994,214
                               17,560,000    Clipper Receivables Company, LLC.....    1.07       7/07/2004    17,556,869
                               16,000,000    Delaware Funding Corporation.........    1.09       7/08/2004    15,996,422
                                6,000,000    The E.W. Scripps Company.............    1.28       8/11/2004     5,991,253
                                6,109,000    Edison Asset Securitization, LLC.....    1.10       8/03/2004     6,102,280
                                3,000,000    Edison Asset Securitization, LLC.....    1.34       9/07/2004     2,991,813
                                9,000,000    Edison Asset Securitization, LLC.....    1.50      11/01/2004     8,949,906
                                  200,000    General Electric Capital Corp. ......    1.12       8/13/2004       199,693
                                5,500,000    General Electric Capital Corp. ......    1.30       9/02/2004     5,486,283
                                2,000,000    Morgan Stanley+......................    1.58      10/28/2004     2,000,000
                               10,000,000    New Center Asset Trust...............    1.49       9/09/2004     9,971,750
                               11,444,000    Park Avenue Receivables Corp. .......    1.12       7/14/2004    11,439,372
                               11,000,000    Southern Company Funding Corp. ......    1.09       7/07/2004    10,998,002
                                5,000,000    Southern Company Funding Corp. ......    1.25       7/27/2004     4,995,486
                               16,000,000    White Pine Corporation...............    1.19       8/09/2004    15,978,203
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (COST--$177,445,722)                                            177,436,382
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS+--9.6%       5,000,000    Allstate Life Insurance Co...........    1.19       7/01/2004     5,000,000
                                5,000,000    Allstate Life Insurance Co...........    1.21      11/01/2004     5,000,000
                                5,000,000    ING USA Annuity and Life Insurance
                                               Company............................    1.33       7/18/2005     5,000,000
                                5,000,000    Metropolitan Life Insurance Company..    1.22       4/01/2005     5,000,000
                               10,500,000    Monumental Life Insurance Company....    1.27       5/23/2005    10,500,000
                                5,000,000    New York Life Insurance Company......    1.42       5/27/2005     5,000,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL FUNDING AGREEMENTS
                                             (COST--$35,500,000)                                              35,500,000
------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES+--9.6%        8,695,000    General Electric Capital Corp. ......    1.359      7/15/2005     8,695,000
                                2,550,000    Household Finance Corporation........    1.26       8/18/2004     2,549,336
                                1,750,000    Metropolitan Life Global Funding I...    1.249      7/15/2005     1,750,000
                                1,500,000    Morgan Stanley.......................    1.131      7/01/2005     1,500,000
                                5,800,000    Morgan Stanley.......................    1.359      7/15/2005     5,800,000
                                1,700,000    Morgan Stanley.......................    1.33       7/27/2005     1,700,000
                                7,750,000    Sigma Finance Inc. ..................    1.07       9/22/2004     7,749,822
                                6,000,000    Sigma Finance Inc. ..................    1.065      5/05/2005     5,999,238
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL MEDIUM-TERM NOTES
                                             (COST--$35,743,975)                                              35,743,396
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &        1,500,000    Federal National Mortgage
INSTRUMENTALITY                                Association........................    7.00       7/15/2005     1,572,225
OBLIGATIONS--DISCOUNT--0.4%
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
                                             OBLIGATIONS--DISCOUNT (COST--$1,580,072)                          1,572,225
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &      $ 3,900,000    Federal Farm Credit Banks+...........    1.02 %     2/28/2005  $  3,899,742
INSTRUMENTALITY                 5,100,000    Federal Farm Credit Banks+...........    1.20       2/21/2006     5,098,325
OBLIGATIONS--
NON-DISCOUNT--30.7%             2,000,000    Federal Home Loan Banks+.............    1.23       8/05/2004     1,999,705
                                3,400,000    Federal Home Loan Banks+.............    1.01       8/19/2004     3,399,909
                                5,300,000    Federal Home Loan Banks..............    2.00      11/15/2004     5,311,591
                                1,500,000    Federal Home Loan Banks..............    1.875      2/15/2005     1,500,404
                                1,900,000    Federal Home Loan Banks..............    4.375      2/15/2005     1,929,744
                               10,250,000    Federal Home Loan Banks+.............    1.511      3/30/2005    10,249,293
                               11,275,000    Federal Home Loan Banks..............    1.625      4/15/2005    11,241,130
                                1,700,000    Federal Home Loan Banks..............    1.42       6/30/2005     1,685,125
                                2,500,000    Federal Home Loan Banks..............    1.75       8/15/2005     2,483,593
                                4,000,000    Federal Home Loan Banks..............    1.50       8/26/2005     3,960,000
                                1,850,000    Federal Home Loan Mortgage Corp. ....    3.875      2/15/2005     1,873,267
                                   55,000    Federal Home Loan Mortgage Corp. ....    1.75       5/15/2005        54,832
                                2,200,000    Federal Home Loan Mortgage Corp. ....    4.25       6/15/2005     2,242,394
                                1,300,000    Federal Home Loan Mortgage Corp. ....    2.29      10/28/2005     1,295,965
                                1,300,000    Federal Home Loan Mortgage Corp. ....    2.41      11/04/2005     1,297,773
                               11,000,000    Federal National Mortgage
                                               Association+.......................    1.00      10/28/2004    10,998,924
                               10,250,000    Federal National Mortgage
                                               Association+.......................    1.04       1/18/2005    10,247,109
                               10,000,000    Federal National Mortgage
                                               Association+.......................    1.204      2/18/2005     9,998,750
                               10,200,000    Federal National Mortgage
                                               Association+.......................    1.471      3/16/2005    10,199,296
                                3,000,000    Federal National Mortgage
                                               Association........................    1.61       5/13/2005     2,986,875
                                2,000,000    Federal National Mortgage
                                               Association........................    1.75       5/23/2005     1,993,124
                                4,050,000    Federal National Mortgage
                                               Association........................    1.875      9/15/2005     4,023,963
                                3,000,000    Student Loan Marketing Association...    3.375      7/15/2004     3,002,410
                                1,075,000    U.S. Treasury Notes..................    2.125      8/31/2004     1,076,553
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
                                             OBLIGATIONS--NON-DISCOUNT
                                             (COST--$114,190,495)                                            114,049,796
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                       ISSUE                                             VALUE
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--3.2%   $11,852,000    UBS Warburg Corp. LLC, purchased on 6/30/2004 to
                                               yield 1.45% to 7/01/2004, repurchase price $11,852,211
                                               collateralized by Resolution Funding STRIP, due 4/15/2009..  $ 11,852,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (COST--$11,852,000)                                              11,852,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS
                                             (COST--$376,312,264)--101.3%.........                           376,153,799
                                             LIABILITIES IN EXCESS OF OTHER
                                             ASSETS--(1.3%).......................                            (4,968,813)
                                                                                                            ------------
                                             NET ASSETS--100.0%...................                          $371,184,986
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes: the interest rates shown are the rates in effect at June 30, 2004.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$376,312,264*)......................................                $376,153,799
Receivables:
  Capital shares sold.......................................  $1,271,710
  Interest..................................................     467,899       1,739,609
                                                              ----------
Prepaid expenses............................................                       2,981
                                                                            ------------
Total assets................................................                 377,896,389
                                                                            ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................   6,653,606
  Custodian bank............................................      16,847
  Investment adviser........................................      15,446
  Other affiliates..........................................       4,936
  Distributor...............................................          97       6,690,932
                                                              ----------
Accrued expenses and other liabilities......................                      20,471
                                                                            ------------
Total liabilities...........................................                   6,711,403
                                                                            ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                $371,184,986
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value,
  3,300,000,000 shares authorized+..........................                $ 37,132,517
Class II Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized+..........................                       2,222
Paid-in capital in excess of par............................                 334,208,712
Unrealized depreciation on investments--net.................                    (158,465)
                                                                            ------------
NET ASSETS..................................................                $371,184,986
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $371,162,764 and 371,325,169
  shares outstanding........................................                $       1.00
                                                                            ============
Class II--Based on net assets of $22,222 and 22,214 shares
  outstanding...............................................                $       1.00
                                                                            ============
-----------------------------------------------------------------------------------------

* Cost for federal income tax purposes. As of June 30, 2004, net unrealized depreciation for federal income tax purposes amounted to $158,465, of which $6,688 related to appreciated securities and $165,153 related to depreciated securities.

+ The Fund is also authorized to issue 1,300,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class III as of June 30, 2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................              $2,335,867
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $974,771
Accounting services.........................................    67,074
Printing and shareholder reports............................    19,599
Professional fees...........................................    17,762
Custodian fees..............................................    14,878
Directors' fees and expenses................................    11,929
Transfer agent fees--Class I................................     2,492
Pricing services............................................     1,146
Distribution fees--Class II.................................        97
Transfer agent fees--Class II...............................         1
Other.......................................................    11,225
                                                              --------
Total expenses..............................................               1,120,974
                                                                          ----------
Investment income--net......................................               1,214,893
                                                                          ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                      22
Change in unrealized appreciation/depreciation on
  investments--net..........................................                (302,312)
                                                                          ----------
Total realized and unrealized loss on investments--net......                (302,290)
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $  912,603
                                                                          ==========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX        FOR THE
                                                              MONTHS ENDED      YEAR ENDED
                                                                JUNE 30,       DECEMBER 31,
DECREASE IN NET ASSETS:                                           2004             2003
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,214,893     $   3,651,621
Realized gain on investments--net...........................            22            21,313
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (302,312)         (227,016)
                                                              -------------    -------------
Net increase in net assets resulting from operations........       912,603         3,445,918
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (1,217,637)       (3,652,671)
  Class II..................................................          (304)               --
Realized gain on investments--net:
  Class I...................................................           (22)          (21,313)
                                                              -------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (1,217,963)       (3,673,984)
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (57,448,068)     (116,463,036)
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (57,753,428)     (116,691,102)
Beginning of period.........................................   428,938,414       545,629,516
                                                              -------------    -------------
End of period*..............................................  $371,184,986     $ 428,938,414
                                                              =============    =============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS                 -----------------------------------------------------------
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.                   FOR THE SIX
                                                        MONTHS ENDED        FOR THE YEAR ENDED DECEMBER 31,++
                                                          JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2004         2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $   1.00     $   1.00    $   1.00    $   1.00    $   1.00
                                                          --------     --------    --------    --------    --------
Investment income--net................................       .0031        .0072       .0147       .0384       .0588
Realized and unrealized gain (loss) on
  investments--net....................................      (.0008)      (.0004)     (.0007)      .0015       .0008
                                                          --------     --------    --------    --------    --------
Total from investment operations......................       .0023        .0068       .0140       .0399       .0596
                                                          --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................      (.0031)      (.0072)     (.0147)     (.0384)     (.0588)
  Realized gain on investments--net...................          --+          --+         --+     (.0002)         --+
                                                          --------     --------    --------    --------    --------
Total dividends and distributions.....................      (.0031)      (.0072)     (.0147)     (.0386)     (.0588)
                                                          --------     --------    --------    --------    --------
Net asset value, end of period........................    $   1.00     $   1.00    $   1.00    $   1.00    $   1.00
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................        .62%*        .73%       1.49%       3.89%       6.00%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .57%*        .57%        .57%        .57%        .55%
                                                          ========     ========    ========    ========    ========
Investment income--net, and realized gain on
  investments--net....................................        .62%*        .73%       1.47%       3.69%       5.88%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $371,163     $428,938    $545,630    $580,609    $455,259
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+  Amount is less than ($.0001) per share.

++ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                   CLASS II
                                                              -------------------
THE FOLLOWING PER SHARE DATA AND RATIOS                         FOR THE PERIOD
HAVE BEEN DERIVED FROM INFORMATION                            FEBRUARY 13, 2004++
PROVIDED IN THE FINANCIAL STATEMENTS.                             TO JUNE 30,
INCREASE (DECREASE) IN NET ASSET VALUE:                              2004
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $  1.00
                                                                    -------
Investment income--net......................................          .0018
Realized and unrealized gain on investments--net............             --+
                                                                    -------
Total from investment operations............................          .0018
                                                                    -------
Less dividends and distributions:
  Investment income--net....................................         (.0018)
  Realized gain on investments--net.........................             --***
                                                                    -------
Total dividends and distributions...........................         (.0018)
                                                                    -------
Net asset value, end of period..............................        $  1.00
                                                                    =======
---------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................           .47%*
                                                                    =======
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................           .72%*
                                                                    =======
Investment income--net, and realized gain on
  investments--net..........................................           .47%*
                                                                    =======
---------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................        $    22
                                                                    =======
---------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Amount is less than ($.0001) per share.

+   Amount is less than $.0001 per share.

++  Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Domestic Money Market V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from 61 days--60 days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing 60 days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed interest payment.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on

--------------------------------------------------------------------------------

the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,048 has been reclassified between paid-in capital and accumulated distributions in excess of net investment income as a result of permanent differences attributable to nondeductible expenses. The reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC, may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLLA or in registered money market funds advised by MLIM or its affiliates.

  For the six months ended June 30, 2004, the Fund reimbursed MLIM $4,021 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from beneficial interest transactions was $57,448,068 and $116,463,036 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

  Transactions in shares of beneficial interest for each class were as follows:

----------------------------------------------------------------------
Class I Shares for the Six Months Ended                     Dollar
June 30, 2004                               Shares          Amount
----------------------------------------------------------------------
Shares sold..........................       78,253,158   $  78,253,158
Shares issued to shareholders in
 reinvestment of distributions.......        1,209,239       1,209,239
                                         -------------   -------------
Total issued.........................       79,462,397      79,462,397
Shares redeemed......................     (136,932,679)   (136,932,679)
                                         -------------   -------------
Net decrease.........................      (57,470,282)  $ (57,470,282)
                                         =============   =============
----------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
------------------------------------------------------------------
Shares sold.........................   256,723,362   $ 256,723,362
Shares issued resulting from
 reorganization.....................    10,391,621      10,391,621
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................     3,675,136       3,675,136
                                      ------------   -------------
Total issued........................   270,790,119     270,790,119
Shares redeemed.....................  (387,253,155)   (387,253,155)
                                      ------------   -------------
Net decrease........................  (116,463,036)  $(116,463,036)
                                      ============   =============
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period
February 13, 2004+ to                                    Dollar
June 30, 2004                               Shares       Amount
------------------------------------------------------------------
Shares sold.............................   1,464,531   $ 1,464,531
Shares issued to shareholders in
 reinvestment of distributions..........          39            39
                                          ----------   -----------
Total issued............................   1,464,570     1,464,570
Shares redeemed.........................  (1,442,356)   (1,442,356)
                                          ----------   -----------
Net increase............................      22,214   $    22,214
                                          ==========   ===========
------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six-month period ended June 30, 2004, Fundamental Growth V.I. Fund's Class I Shares had a total return of +2.72%. The Fund's benchmark, the Standard & Poor's 500 (S&P 500) Barra Growth Index, also returned +2.72% for the period. The S&P 500 Index, which represents a broad-based, "core" investment style rather than a growth style, had a total return of +3.44% for the same six-month period.

  Fund performance benefited from our focus on the largest of the large-capitalization growth companies in the health care, energy, consumer discretionary and industrial sectors. Individual stocks that contributed meaningfully to performance included Alcon, Inc., Yahoo! Inc., Boston Scientific Corporation, Gilead Sciences, Inc., DENTSPLY International Inc., Varian Medical Systems, Inc., Devon Energy Corporation, Schlumberger Ltd., BJ Services Company, Baker Hughes Incorporated, Apollo Group, Inc., Career Education Corp. (which we have sold out of the portfolio), 3M Co., Rockwell Automation, Inc., eBay Inc., Starbucks Corporation, Coach, Inc., Nike, Inc. and Staples, Inc.

  The Fund also benefited from our avoidance of certain large-capitalization growth companies--those where we determined the growth prospects were not as good as generally perceived. These companies included Wal-Mart Stores Inc., The Coca-Cola Company, Fannie Mae, Pfizer Inc., Amgen Inc. and IBM Corp.

  Fund performance was handicapped by its investment in several major information technology companies. Information technology stocks that detracted meaningfully from performance were EMC Corporation and SanDisk Corporation. In our view, these companies are leaders in two of the major growth opportunities for information storage in digital data, video and audio formats. Large investment weightings in Intel Corporation and Texas Instruments Incorporated also had a negative impact on performance.

PORTFOLIO ACTIVITY

  The most significant change during the period involved the substantial reduction of our overweight position in the consumer discretionary sector relative to the S&P 500 Barra Growth Index. We liquidated our positions in Krispy Kreme Doughnuts, Inc. and Ross Stores, Inc., in both cases due to a change in the fundamental business outlook for the companies. We also meaningfully reduced our investment weightings in Coach, Inc., eBay Inc., Lowe's Companies, Inc. and Starbucks Corporation, as each of the stocks reached relatively high valuations. Mandalay Resort Group was liquidated at a profit after the management of MGM Mirage, Inc. announced its intention to pursue an acquisition offer.

  We increased our overweight position in the industrials sector, investing in companies in the heavy-duty truck manufacturing industry, such as Cummins Inc., Eaton Corporation and PACCAR Inc. We also increased the Fund's information technology weighting by re-introducing Microsoft Corporation into the portfolio. We had liquidated our position in late March 2003 on concerns about competition from Linux operating systems and application software. In our opinion, the currently lower stock valuation within the context of a new operating system upgrade cycle over the fiscal year make the stock an attractive investment. Corning Incorporated was added to the portfolio given the emerging, and what we believe are substantial growth opportunities, in the new flat panel, electronic liquid crystal screen markets for computer and audio/visual device products. Motorola, Inc. also was added to the portfolio after management reported a surprising and sharp upturn in business fundamentals under the new chairman and chief executive officer, Edward Zander.

LOOKING AHEAD

  The best investment performance during the first half of 2004 came from value stocks and companies in the mid-capitalization to small-capitalization sectors. However, in the last months of the period, the larger-capitalization growth companies started to produce better stock price returns, on a relative basis.

  It appears that investors expect the current economic expansion to slow down substantially, given that stocks in the consumer staples sector have produced above-average investment returns during the first half of 2004. On the contrary, we believe the economic expansion is continuing, with the impetus for real and nominal growth shifting from consumer spending to spending on capital investment. Approximately a year ago, federal legislators passed an accelerated depreciation tax incentive for capital investment. The legislation requires that the spending take place before the end of calendar year 2004. In our view, this tax incentive may motivate corporate managements to spend on upgrading and expanding the information technology infrastructure in 2004.

--------------------------------------------------------------------------------

  Currently, the Fund is positioned to benefit from increased capital investment in the United States and in China over the next year. Compared to the S&P 500 Barra Growth Index, the Fund is overweight in the energy, information technology, industrials and materials sectors. Investments in the energy and industrials sectors have contributed to performance so far in 2004, whereas the primary detractor has been investments in the major information technology companies.

IN CONCLUSION

  We appreciate your investment in Fundamental Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Lawrence R. Fuller
Lawrence R. Fuller
Vice President and Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +21.66%
--------------------------------------------------------------------------
Inception (4/03/00) through 6/30/04                              - 7.34
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2004                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +2.72%         +21.66%
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +3.44          +19.11
-----------------------------------------------------------------------------------------
S&P 500 Barra Growth Index***                                    +2.72          +16.03
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of the NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

                                    SHARES                                                                 PERCENT OF
INDUSTRY++                            HELD                    COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                       52,900      +Gilead Sciences, Inc. ..................  $  3,544,300        1.8%
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                           42,200      Air Products and Chemicals, Inc. ........     2,213,390        1.1
                                    55,900      Praxair, Inc. ...........................     2,230,969        1.1
                                                                                           ------------      -----
                                                                                              4,444,359        2.2
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &               20,800      +Apollo Group, Inc. (Class A)............     1,836,432        0.9
SUPPLIES
                                    70,700      +Monster Worldwide Inc. .................     1,818,404        0.9
                                                                                           ------------      -----
                                                                                              3,654,836        1.8
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT           394,300      +Cisco Systems, Inc. ....................     9,344,910        4.7
                                   175,800      +Corning Incorporated....................     2,295,948        1.1
                                   660,600      +Lucent Technologies Inc. ...............     2,497,068        1.3
                                   103,700      Motorola, Inc. ..........................     1,892,525        0.9
                                                                                           ------------      -----
                                                                                             16,030,451        8.0
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS            309,600      +EMC Corporation.........................     3,529,440        1.8
                                   164,300      Hewlett-Packard Company..................     3,466,730        1.7
                                    73,800      +SanDisk Corporation.....................     1,600,722        0.8
                                                                                           ------------      -----
                                                                                              8,596,892        4.3
---------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                    52,000      American Express Company.................     2,671,760        1.3
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                36,300      Emerson Electric Company.................     2,306,865        1.1
                                    77,500      Rockwell Automation, Inc. ...............     2,907,025        1.5
                                                                                           ------------      -----
                                                                                              5,213,890        2.6
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &              63,800      +Agilent Technologies, Inc. .............     1,868,064        0.9
INSTRUMENTS
                                    69,600      Tektronix, Inc. .........................     2,367,792        1.2
                                                                                           ------------      -----
                                                                                              4,235,856        2.1
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICE          57,200      Baker Hughes Incorporated................     2,153,580        1.1
                                    82,700      Schlumberger Limited.....................     5,252,277        2.6
                                                                                           ------------      -----
                                                                                              7,405,857        3.7
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING            75,200      SUPERVALU Inc. ..........................     2,301,872        1.2
                                    67,800      SYSCO Corporation........................     2,431,986        1.2
                                                                                           ------------      -----
                                                                                              4,733,858        2.4
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &             63,000      Alcon, Inc. .............................     4,954,950        2.5
SUPPLIES
                                   113,900      +Boston Scientific Corporation...........     4,874,920        2.5
                                    43,000      DENTSPLY International Inc. .............     2,240,300        1.1
                                    91,100      Medtronic, Inc. .........................     4,438,392        2.2
                                    25,400      +Varian Medical Systems, Inc. ...........     2,015,490        1.0
                                                                                           ------------      -----
                                                                                             18,524,052        9.3
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &               20,000      Marriott International, Inc. (Class A)...       997,600        0.5
LEISURE
                                    45,400      +Starbucks Corporation...................     1,973,992        1.0
                                    43,600      Starwood Hotels & Resorts Worldwide,
                                                  Inc. ..................................     1,955,460        1.0
                                                                                           ------------      -----
                                                                                              4,927,052        2.5
---------------------------------------------------------------------------------------------------------------------
IT SERVICES                         70,300      First Data Corporation...................     3,129,756        1.6
                                    22,400      +Hewitt Associates, Inc. (Class A).......       616,000        0.3
                                    69,600      Paychex, Inc. ...........................     2,358,048        1.2
                                                                                           ------------      -----
                                                                                              6,103,804        3.1
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES           104,700      3M Co. ..................................     9,424,047        4.7
                                   364,400      General Electric Company.................    11,806,560        5.9
                                                                                           ------------      -----
                                                                                             21,230,607       10.6
---------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL           45,600      +eBay Inc. ..............................     4,192,920        2.1
                                    72,400      +InterActiveCorp.........................     2,182,136        1.1
                                                                                           ------------      -----
                                                                                              6,375,056        3.2
---------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES       113,100      +Yahoo! Inc. ............................     4,108,923        2.1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                    SHARES                                                                 PERCENT OF
INDUSTRY++                            HELD                    COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
MACHINERY                           30,700      Cummins Inc. ............................  $  1,918,750        0.9%
                                    33,800      Eaton Corporation........................     2,188,212        1.1
                                    43,800      PACCAR Inc. .............................     2,539,962        1.3
                                                                                           ------------      -----
                                                                                              6,646,924        3.3
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                     51,700      Freeport-McMoRan Copper & Gold, Inc.
                                                  (Class B)..............................     1,713,855        0.8
                                    22,700      Phelps Dodge Corporation.................     1,759,477        0.9
                                                                                           ------------      -----
                                                                                              3,473,332        1.7
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                  42,000      Canon, Inc. .............................     2,213,261        1.1
---------------------------------------------------------------------------------------------------------------------
OIL & GAS                           60,000      Apache Corporation.......................     2,613,000        1.3
                                    47,900      Devon Energy Corporation.................     3,161,400        1.6
                                                                                           ------------      -----
                                                                                              5,774,400        2.9
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                     72,900      +Forest Laboratories, Inc. ..............     4,128,327        2.1
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                    48,600      Analog Devices, Inc. ....................     2,288,088        1.1
SEMICONDUCTOR EQUIPMENT
                                   351,100      Intel Corporation........................     9,690,360        4.9
                                   148,800      Texas Instruments Incorporated...........     3,597,984        1.8
                                                                                           ------------      -----
                                                                                             15,576,432        7.8
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                            40,100      +Electronic Arts Inc. ...................     2,187,455        1.1
                                   360,000      Microsoft Corporation....................    10,281,600        5.2
                                   336,300      +Oracle Corporation......................     4,012,059        2.0
                                                                                           ------------      -----
                                                                                             16,481,114        8.3
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                    66,300      Best Buy Co., Inc. ......................     3,364,062        1.7
                                    36,800      Lowe's Companies, Inc. ..................     1,933,840        1.0
                                    56,300      +Rent A Center Inc. .....................     1,685,059        0.9
                                    90,400      Staples, Inc. ...........................     2,649,624        1.3
                                    45,700      Tiffany & Co. ...........................     1,684,045        0.8
                                                                                           ------------      -----
                                                                                             11,316,630        5.7
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY          46,000      +Coach, Inc. ............................     2,078,740        1.1
GOODS
                                    61,400      Nike, Inc. (Class B).....................     4,651,050        2.3
                                                                                           ------------      -----
                                                                                              6,729,790        3.4
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS
                                                (COST--$173,568,467)                        194,141,763       97.3
---------------------------------------------------------------------------------------------------------------------

                              BENEFICIAL INTEREST             SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
                                       $3,606,287      Merrill Lynch Liquidity Series, LLC
                                                         Cash Sweep Series I(a)............     3,606,287        1.8
                                        3,337,000      Merrill Lynch Liquidity Series, LLC
                                                         Money Market Series(a)(b).........     3,337,000        1.7
-----------------------------------------------------------------------------------------------------------------------
                                                       TOTAL SHORT-TERM SECURITIES
                                                       (COST--$6,943,287)                       6,943,287        3.5
-----------------------------------------------------------------------------------------------------------------------

                                                TOTAL INVESTMENTS (COST--$180,511,754)...   201,085,050      100.8
                                                LIABILITIES IN EXCESS OF OTHER ASSETS....    (1,566,257)      (0.8)
                                                                                           ------------      -----
                                                NET ASSETS...............................  $199,518,793      100.0%
                                                                                           ============      =====
---------------------------------------------------------------------------------------------------------------------

+   Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)
--------------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

---------------------------------------------------------------------------------------
                                                                              INTEREST/
                                                                  NET         DIVIDEND
                         AFFILIATE                             ACTIVITY        INCOME
---------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(7,517,262)     $42,653
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(2,303,149)     $ 3,613
Merrill Lynch Premier Institutional Fund....................   (1,880,051)     $ 1,092
---------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $3,194,780) (identified
  cost--$173,568,467).......................................                  $194,141,763
Investments in affiliated securities, at value (identified
  cost--$6,943,287).........................................                     6,943,287
Receivables:
  Securities sold...........................................  $  1,860,058
  Dividends.................................................       175,576
  Capital shares sold.......................................        43,011
  Interest from affiliates..................................         6,045
  Securities lending--net...................................           279       2,084,969
                                                              ------------
Prepaid expenses............................................                           884
                                                                              ------------
Total assets................................................                   203,170,903
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     3,337,000
Payables:
  Capital shares redeemed...................................       286,641
  Investment adviser........................................        17,591
  Other affiliates..........................................         1,843         306,075
                                                              ------------
Accrued expenses............................................                         9,035
                                                                              ------------
Total liabilities...........................................                     3,652,110
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $199,518,793
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                  $  2,781,623
Paid-in capital in excess of par............................                   209,934,040
Undistributed investment income--net........................  $     37,227
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (33,807,281)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................    20,573,184
                                                              ------------
Total accumulated losses--net...............................                   (13,196,870)
                                                                              ------------
NET ASSETS..................................................                  $199,518,793
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $199,518,793 and 27,816,229
  shares outstanding........................................                  $       7.17
                                                                              ============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and
  100,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class II or Class III as of June 30,
   2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $14,354 foreign withholding tax)..........                 $   723,320
Interest from affiliates....................................                      42,653
Securities lending--net.....................................                       4,705
                                                                             -----------
Total income................................................                     770,678
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   643,932
Accounting services.........................................       30,932
Professional fees...........................................       15,434
Custodian fees..............................................       14,283
Printing and shareholder reports............................        8,820
Directors' fees and expenses................................        5,952
Transfer agent fees.........................................        2,458
Pricing services............................................        1,477
Other.......................................................       10,139
                                                              -----------
Total expenses..............................................                     733,427
                                                                             -----------
Investment income--net......................................                      37,251
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain from:
  Investments--net..........................................   13,231,364
  Foreign currency transactions--net........................          174     13,231,538
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (8,012,430)
  Foreign currency transactions--net........................         (106)    (8,012,536)
                                                              -----------    -----------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                   5,219,002
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 5,256,253
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX       FOR THE
                                                              MONTHS ENDED     YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    37,251     $    231,435
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................   13,231,538      (12,981,295)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (8,012,536)      53,661,567
                                                              ------------    ------------
Net increase in net assets resulting from operations........    5,256,253       40,911,707
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................       (4,035)        (220,023)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................       (4,035)        (220,023)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (2,743,430)     (44,206,000)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    2,508,788       (3,514,316)
Beginning of period.........................................  197,010,005      200,524,321
                                                              ------------    ------------
End of period*..............................................  $199,518,793    $197,010,005
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    37,227     $      4,011
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS         -------------------------------------------------------------------------
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.           FOR THE SIX                FOR THE YEAR ENDED             FOR THE PERIOD
                                                MONTHS ENDED                DECEMBER 31,+++               APRIL 3, 2000+
                                                  JUNE 30,        ------------------------------------    TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:             2004            2003          2002          2001          2000+++
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........      $   6.98        $   5.46      $   7.54      $   9.23        $ 10.00
                                                  --------        --------      --------      --------        -------
Investment income--net......................            --++++***      .01++++       .01++++       .04++++         .03
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net.........................           .19            1.52         (2.08)        (1.71)          (.76)
                                                  --------        --------      --------      --------        -------
Total from investment operations............           .19            1.53         (2.07)        (1.67)          (.73)
                                                  --------        --------      --------      --------        -------
Less dividends:
  Investment income--net....................            --++          (.01)         (.01)         (.02)          (.04)
  In excess of investment income--net.......            --              --            --            --             --++
                                                  --------        --------      --------      --------        -------
Total dividends.............................            --            (.01)         (.01)         (.02)          (.04)
                                                  --------        --------      --------      --------        -------
Net asset value, end of period..............      $   7.17        $   6.98      $   5.46      $   7.54        $  9.23
                                                  ========        ========      ========      ========        =======
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........         2.72%++        27.98%       (27.51%)      (18.12%)        (7.27%)++
                                                  ========        ========      ========      ========        =======
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................          .74%*           .74%          .75%          .79%          1.09%*
                                                  ========        ========      ========      ========        =======
Expenses....................................          .74%*           .74%          .75%          .79%          1.12%*
                                                  ========        ========      ========      ========        =======
Investment income--net......................          .04%*           .13%          .09%          .57%          1.18%*
                                                  ========        ========      ========      ========        =======
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....      $199,519        $197,010      $200,524      $163,218        $32,480
                                                  ========        ========      ========      ========        =======
Portfolio turnover..........................        42.95%         134.62%        89.61%        94.56%         95.44%
                                                  ========        ========      ========      ========        =======
-------------------------------------------------------------------------------------------------------------------------

*   Annualized.

** Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

*** Amount is less than $.01 per share.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

+++ Effective September 2, 2003, Class A Shares were redesignated Class I
    Shares.

++  Aggregate total investment return.

++++  Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co."), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Fundamental Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good

--------------------------------------------------------------------------------

faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  - Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  - Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  - Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

--------------------------------------------------------------------------------

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Company. There is no increase in the aggregate fees paid by the Company for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC") an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $2,009 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2004, MLPF&S earned $28,213 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 2004, the Fund reimbursed MLIM $2,018 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $82,885,021 and $81,661,403, respectively.

  Net realized gains for the six months ended June 30, 2004 and net unrealized apprecia-

--------------------------------------------------------------------------------

tion/depreciation as of June 30, 2004 were as follows:

-------------------------------------------------------------------
                                                       Unrealized
                                        Realized      Appreciation/
                                          Gains       Depreciation
-------------------------------------------------------------------
Long-term investments................  $13,231,364     $20,573,296
Foreign currency transactions........          174            (112)
                                       -----------     -----------
Total................................  $13,231,538     $20,573,184
                                       ===========     ===========
-------------------------------------------------------------------

  At June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $18,946,460, of which $24,552,114 related to appreciated securities and $5,605,654 related to depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $182,138,590.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $2,743,430 and $44,206,000 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2004                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,603,831    $ 11,365,470
Shares issued to shareholders in
 reinvestment of dividends............          580           4,035
                                         ----------    ------------
Total issued..........................    1,604,411      11,369,505
Shares redeemed.......................   (2,006,536)    (14,112,935)
                                         ----------    ------------
Net decrease..........................     (402,125)   $ (2,743,430)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                       Shares          Amount
-----------------------------------------------------------------
Shares sold.........................    4,832,027    $ 28,735,114
Shares issued to shareholders in
 reinvestment of dividends..........       31,567         220,023
                                      -----------    ------------
Total issued........................    4,863,594      28,955,137
Shares redeemed.....................  (13,386,595)    (73,161,137)
                                      -----------    ------------
Net decrease........................   (8,523,001)   $(44,206,000)
                                      ===========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $45,411,983, of which $110,592 expires in 2008, $10,750,741 expires in 2009,
$20,235,625 expires in 2010 and $14,315,025 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:
  During the six months ended June 30, 2004, global earnings recovery continued with many companies reporting strong numbers. Despite the solid corporate earnings, however, financial markets were held back, struggling to assess the implications of an up-tick in the interest rate cycle and tighter financial conditions globally.

  Markets started 2004 positively as investors continued to focus on increasingly tangible prospects for a global economic recovery. However, positive sentiment weakened slightly and markets entered a trading range as macroeconomic data displayed a mixed picture toward the end of the first quarter. News of the Madrid terrorist bombings in March caused further declines in investor sentiment. Concern about U.S. interest rates rising was an increasingly dominant theme during the period, with the Federal Reserve Board announcing a widely anticipated 25 basis point (.25%) interest rate increase on June 30, 2004. Oil pricing also was a major focus, and equity markets were tested by the prospect of a sustained period of high oil prices. A high oil price leads to higher costs for consumers and businesses, and could translate into either lower profit margins for companies, or to cost-push inflation.

FUND PERFORMANCE

  For the six-month period ended June 30, 2004, Global Allocation V.I. Fund's Class I, Class II and Class III Shares had respective total returns of +3.37%, +3.28% and +3.25%. Fund results were slightly below the +3.85% return of its broad-based, all-equity benchmark, the unmanaged Financial Times Stock Exchange
(FTSE) World Index, but significantly exceeded the +1.84% return of its Reference Portfolio for the same six-month period. Since the Fund invests in a combination of equities and bonds, the Reference Portfolio provides a truer representation of the Fund's composition and, therefore, a more comparable means for measurement. Returns for each component of the Reference Portfolio for the six months ended June 30, 2004, were as follows: the Standard & Poor's 500 (S&P
500) Index returned +3.44%; the Financial Times Stock Exchange (FTSE) World Index (Ex-U.S.) returned +4.26%; the Merrill Lynch Treasury Index GA05 Index returned -.51%; and the Citigroup World Government Bond Index (Ex-U.S.) returned -1.86%.

  The Fund also outperformed its comparable Lipper category of Global Core Funds, which posted an average return of +2.45% for the six-month period ended June 30, 2004. (Funds in this Lipper category invest in companies inside and outside the United States. Core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value comparable to the S&P/ Citigroup World Broad Market Index.)

  The Fund's performance reflected an asset allocation strategy that included a relatively modest overweight position in equities at the beginning of the period, and a significant underweight in fixed income, particularly high-quality, long-term U.S. government bonds. The Fund benefited from the continued broad-based appreciation in global equity markets, notably in the United States and Japan, as well as effective stock selection in the financials, consumer staples and telecommunications sectors. The Fund's overweight position in international equities contributed to its outperformance of the Reference Portfolio.

  Although the Fund was underweight in fixed income as a whole thereby helping to mitigate the impact of weakness in that sector, it continued to benefit from the makeup of its fixed income component. This included significant exposure to U.S. corporate and high yield securities as well as European and Canadian sovereign debt, which we favored over U.S. Treasury issues.

PORTFOLIO ACTIVITY

  We continued to focus on attractively valued stocks, particularly in the United States and Asia. Our strategy included taking profits in those stocks that outperformed, notably in the financials, information technology and energy sectors in the earlier part of the period. We began the period with an equity weighting of 63% of net assets, slightly overweight relative to the Reference Portfolio's 60% allocation. As of June 30, 2004, the Fund's equity weighting stood at a neutral 60%, reflecting a reduction in our European and Asian equity exposure as these markets appreciated.

  The Fund was significantly underweight in fixed income securities for the duration of the six-month period. At the start of the period, approximately 22% of the Fund's net assets was invested in bonds worldwide compared to the Reference Portfolio's fixed income allocation of 40%. While exposure to U.S.-denominated corporate bonds and euro-denominated corporate bonds decreased due to profit-taking, the Fund increased its weighting in British pound-denominated bonds. Reflecting these changes, the

--------------------------------------------------------------------------------

Fund's fixed income weighting decreased to 20% of net assets at the close of the period. (The Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

  Approximately 3.8% of the Fund's net assets was invested in convertible securities as of June 30, 2004, compared to 4.8% at December 31, 2003. These securities are reported as a portion of the Fund's fixed income securities, although some of these securities may tend to perform similar to equities. Given the changes outlined above, primarily the decrease in equity and fixed income exposure, the Fund's cash holdings increased from 15% of net assets to 20% over the past six months. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. In the Fund's current strategy, cash can be considered zero-duration fixed income investments and include short-term U.S. dollar and non-U.S. dollar fixed income securities and other money-market type instruments.

CURRENT POSITION

  Compared to its Reference Portfolio, the Fund ended the period relatively neutral in equities (60%), significantly underweight in fixed income securities (20%) and overweight in cash reserves (20%). Within the equity segment, the Fund was underweight in U.S. and European stocks and overweight in Asian stocks. In terms of sector allocations, the Fund was overweight in the energy, materials and telecommunications industries and underweight in the healthcare, industrials, consumer discretionary, financials, consumer staples, utilities and technology sectors. The Fund ended the six-month period with little exposure to long-term, high-grade fixed income securities. We find the yields on these instruments to be unattractive given the associated risk of future interest rate increases.

  As for currency exposure, we ended the period with an underweight in the euro and the Japanese yen and modestly overweight the U.S. dollar. We have small overweight positions in several Asian currencies.

  The investment team continues to look for undervalued securities that are expected to generate above-average rates of return. At the close of the period, the portfolio's equity allocation--although neutral relative to our Reference Portfolio--was still higher than during most of the Fund's history. For that reason, we expect the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.

IN CONCLUSION

  We thank you for your continued investment in Global Allocation V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Dennis W. Stattman
Dennis Stattman
Vice President and Senior Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2004                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +3.37%         +20.44%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +3.28              --
-----------------------------------------------------------------------------------------
Class III Shares*                                                +3.25              --
-----------------------------------------------------------------------------------------
FTSE World Index**                                               +3.85          +24.76
-----------------------------------------------------------------------------------------
Reference Portfolio***                                           +1.84          +14.99
-----------------------------------------------------------------------------------------
U.S. Stocks: Standard & Poor's 500 Index****                     +3.44          +19.11
-----------------------------------------------------------------------------------------
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****        +4.26          +32.01
-----------------------------------------------------------------------------------------
U.S. Bonds: ML Treasury Index GA05+                              -0.51          - 1.46
-----------------------------------------------------------------------------------------
Non-U.S. Bonds: Citigroup World Government Bond Index
  (Ex-U.S.)++                                                    -1.86          + 7.60
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares. Class II Shares commenced operations on 11/24/03. Class III Shares commenced operations on 11/18/03.
** This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.
*** The Reference Portfolio is an unmanaged weighted Index comprised as follows:
    36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).
****  This unmanaged broad-based Index is comprised of common stocks.
***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.
+ This unmanaged Index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
++ This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
SUMMARY OF FUND'S OVERALL ASSET MIX
--------------------------------------------------------------------------------

                                                              PERCENT OF FUND'S   REFERENCE PORTFOLIO+
AS OF 6/30/04                                                    NET ASSETS           PERCENTAGES
------------------------------------------------------------------------------------------------------
U.S. Equities                                                        30.5%*               36.0%
------------------------------------------------------------------------------------------------------
European Equities                                                     8.6                 14.4
------------------------------------------------------------------------------------------------------
Pacific Basin Equities                                               18.8                  7.4
------------------------------------------------------------------------------------------------------
Other Equities                                                        2.4                  2.2
------------------------------------------------------------------------------------------------------
TOTAL EQUITIES                                                       60.3                 60.0
------------------------------------------------------------------------------------------------------
U.S. Dollar-Denominated Fixed Income Securities                       8.3                 24.0
------------------------------------------------------------------------------------------------------
  U.S. Issuer                                                         3.8                   --
------------------------------------------------------------------------------------------------------
  Non-U.S. Issuer                                                     4.5                   --
------------------------------------------------------------------------------------------------------
Non-U.S. Dollar-Denominated Fixed Income Securities                 11.58                 16.0
------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES                                        19.9                 40.0
------------------------------------------------------------------------------------------------------
CASH & CASH EQUIVALENTS                                              19.8**                 --
------------------------------------------------------------------------------------------------------

*  Includes value of financial futures contracts.
** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
+ The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                            RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/04                                                   +20.44%
--------------------------------------------------------------------------------
Five Years Ended 6/30/04                                                  + 4.07
--------------------------------------------------------------------------------
Ten Years Ended 6/30/04                                                   + 6.73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
AGGREGATE TOTAL RETURN--CLASS II SHARES*                                  RETURN
--------------------------------------------------------------------------------

Inception (11/24/03) through 6/30/04                                     +11.57%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
AGGREGATE TOTAL RETURN--CLASS III SHARES*                                 RETURN
--------------------------------------------------------------------------------

Inception (11/18/03) through 6/30/04                                     +11.12%
--------------------------------------------------------------------------------

* Average Annual and Aggregate Total Returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004                    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA        FOOD PRODUCTS             494,000    +Burns, Philp & Company Limited......  $    234,002       0.0%
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           353,600    BHP Billiton Limited.................     3,086,362       0.6
                                            16,000    Blue Scope Steel Limited.............        75,121       0.0
                                            77,000    Rio Tinto Limited....................     1,928,293       0.3
                                           330,000    WMC Resources Limited................     1,131,000       0.2
                                                                                             ------------     -----
                                                                                                6,220,776       1.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  50,200    Woodside Petroleum Limited...........       582,939       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN AUSTRALIA.....     7,037,717       1.2
----------------------------------------------------------------------------------------------------------------------
BELGIUM          DIVERSIFIED                 8,988    +Belgacom SA.........................       273,600       0.0
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN BELGIUM.......       273,600       0.0
----------------------------------------------------------------------------------------------------------------------
BRAZIL           BEVERAGES                  18,469    Companhia de Bebidas das Americas
                                                        (ADR)*.............................       370,673       0.0
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            23,040    Companhia Siderurgica Nacional
                                                        (ADR)*.............................       280,166       0.1
                                             2,500    Companhia Vale do Rio Doce (ADR)*....       118,875       0.0
                                            22,840    Companhia Vale do Rio Doce (Sponsored
                                                        ADR)*..............................       893,044       0.2
                                                                                             ------------     -----
                                                                                                1,292,085       0.3
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  49,100    Petroleo Brasileiro SA--Petrobras
                                                        (ADR)*.............................     1,378,237       0.2
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST              8,100    Votorantim Celulose e Papel SA
                 PRODUCTS                               (ADR)*.............................       257,580       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN BRAZIL........     3,298,575       0.5
----------------------------------------------------------------------------------------------------------------------
CANADA           COMMUNICATIONS            539,928    +Nortel Networks Corporation.........     2,694,241       0.5
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            98,700    Placer Dome Inc......................     1,642,368       0.3
                 -----------------------------------------------------------------------------------------------------
                 ROAD & RAIL                 6,000    CP Railway Limited...................       146,560       0.0
                                            13,800    CP Railway Limited...................       339,894       0.1
                                                                                             ------------     -----
                                                                                                  486,454       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN CANADA........     4,823,063       0.9
----------------------------------------------------------------------------------------------------------------------
CHILE            ELECTRIC UTILITIES         18,300    Empresa Nacional de Electricidad SA
                                                        (Endesa) (ADR)*....................       226,737       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN CHILE.........       226,737       0.0
----------------------------------------------------------------------------------------------------------------------
CHINA            AUTOMOBILES               514,000    Denway Motors Limited................       186,165       0.0
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                   7,200    +China Life Insurance Co., Limited
                                                        (ADR)*.............................       169,850       0.0
                                            55,500    +Ping An Insurance (Group) Company of
                                                        China Limited......................        75,425       0.0
                                                                                             ------------     -----
                                                                                                  245,275       0.0
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION            160,000    Hainan Meilan Airport Company Limited
                 INFRASTRUCTURE                         'H'................................       122,054       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN CHINA.........       553,494       0.0
----------------------------------------------------------------------------------------------------------------------
CZECH            COMMERCIAL BANKS            6,400    Komercni Banka AS (GDR)**............       239,215       0.1
REPUBLIC

                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN THE CZECH
                                                      REPUBLIC.............................       239,215       0.1
----------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS             13,100    Nokia Oyj 'A' (ADR)*.................       190,474       0.0
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST             34,055    Stora Enso Oyj 'R'...................       461,978       0.1
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN FINLAND.......       652,452       0.1
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
FRANCE           AUTOMOBILES                 9,320    PSA Peugeot Citroen..................  $    518,994       0.1%
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS           17,037    BNP Paribas SA.......................     1,047,804       0.2
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &              4,431    Vinci SA.............................       446,373       0.1
                 ENGINEERING
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS      5,882    Lafarge SA (Ordinary)................       524,559       0.1
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                26,073    France Telecom SA....................       679,479       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &      17,530    Accor SA.............................       739,864       0.1
                 LEISURE
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  25,488    Axa..................................       561,281       0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            25,732    Arcelor..............................       432,034       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   6,765    TotalFinaElf SA......................     1,289,741       0.2
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN FRANCE........     6,240,129       1.1
----------------------------------------------------------------------------------------------------------------------
GERMANY          AIR FREIGHT &              20,692    Deutsche Lufthansa AG (Registered
                 LOGISTICS                              Shares)............................       281,456       0.1
                                            24,446    Deutsche Post AG (Registered
                                                        Shares)............................       527,925       0.1
                                                                                             ------------     -----
                                                                                                  809,381       0.2
                 -----------------------------------------------------------------------------------------------------
                 AUTO COMPONENTS             4,921    Continental AG.......................       237,330       0.0
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES                11,108    Bayerische Motoren Werke (BMW) AG....       491,524       0.1
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                   8,364    Linde AG.............................       460,365       0.1
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &             24,244    Hochtief AG..........................       575,181       0.1
                 ENGINEERING
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL      10,143    Deutsche Boerse AG...................       515,462       0.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                45,563    +Deutsche Telekom AG (Registered
                 TELECOMMUNICATION                      Shares)............................       800,470       0.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         13,581    E.On AG..............................       979,833       0.2
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                   2,014    Allianz AG (Registered Shares).......       218,153       0.0
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS             5,694    Schering AG..........................       335,504       0.1
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES, APPAREL &         4,390    Adidas-Salomon AG....................       524,122       0.1
                 LUXURY GOODS
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN GERMANY.......     5,947,325       1.1
----------------------------------------------------------------------------------------------------------------------
HONG KONG        COMMERCIAL BANKS           70,400    HSBC Holdings PLC....................     1,060,540       0.2
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                187,380    Hutchison Whampoa Limited............     1,279,262       0.2
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN HONG KONG.....     2,339,802       0.4
----------------------------------------------------------------------------------------------------------------------
HUNGARY          COMMERCIAL BANKS            8,300    OTP Bank Rt. (GDR)**.................       339,056       0.1
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                11,350    Magyar Tavkozlesi Rt (ADR)*..........       227,144       0.0
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN HUNGARY.......       566,200       0.1
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
INDIA            AUTOMOBILES                34,000    Bajaj Auto Limited...................  $    654,153       0.1%
                                            27,300    Hero Honda Motors Ltd. ..............       301,354       0.0
                                            38,900    Maruti Udyog Limited.................       340,602       0.1
                                            12,000    Tata Motors Limited..................        99,237       0.0
                                                                                             ------------     -----
                                                                                                1,395,346       0.2
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS           19,200    ICICI Bank Limited (ADR)*............       232,320       0.0
                                            33,900    Oriental Bank of Commerce............       177,224       0.0
                                            34,450    State Bank of India..................       322,695       0.1
                                                                                             ------------     -----
                                                                                                  732,239       0.1
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS     80,346    +Gujarat Ambuja Cements Limited......       497,105       0.1
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               194,000    Mahanagar Telephone Nigam Ltd. ......       556,787       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS        261,000    Hindustan Lever Ltd. ................       722,682       0.1
                 -----------------------------------------------------------------------------------------------------
                 IT SERVICES                17,319    Infosys Technologies Limited.........     2,080,503       0.4
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  20,200    Bharat Petroleum Corporation Ltd. ...       156,086       0.0
                                            34,300    Hindustan Petroleum Corporation
                                                        Ltd. ..............................       250,936       0.0
                                           391,000    Reliance Industries Ltd. ............     3,653,586       0.7
                                                                                             ------------     -----
                                                                                                4,060,608       0.7
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            22,200    Dr. Reddy's Laboratories Limited.....       355,103       0.1
                                            22,800    Ranbaxy Laboratories Limited.........       451,016       0.1
                                                                                             ------------     -----
                                                                                                  806,119       0.2
                 -----------------------------------------------------------------------------------------------------
                 ROAD & RAIL                27,000    Container Corporation of India
                                                        Limited............................       331,781       0.1
                 -----------------------------------------------------------------------------------------------------
                 THRIFTS & MORTGAGE         80,000    Housing Development Finance
                 FINANCE                                Corporation Ltd. (HDFC)............       899,880       0.2
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN INDIA.........    12,083,050       2.2
----------------------------------------------------------------------------------------------------------------------
INDONESIA        COMMERCIAL BANKS          643,000    PT Bank Danamon Indonesia Tbk........       193,191       0.0
                                         1,679,000    PT Bank Mandiri......................       209,819       0.1
                                                                                             ------------     -----
                                                                                                  403,010       0.1
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS           1,751,900    PT Indofood Sukses Makmur Tbk........       130,426       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN INDONESIA.....       533,436       0.1
----------------------------------------------------------------------------------------------------------------------
IRELAND          COMMERCIAL BANKS           49,178    Bank of Ireland......................       655,763       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN IRELAND.......       655,763       0.1
----------------------------------------------------------------------------------------------------------------------
ISRAEL           COMMUNICATIONS            196,400    +ECI Telecom Limited (U.S. Registered
                 EQUIPMENT                              Shares)............................     1,341,412       0.2
                                             8,738    +ECtel Ltd. .........................        25,253       0.0
                                                                                             ------------     -----
                                                                                                1,366,665       0.2
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 41,500    Clal Industries Ltd. ................       199,801       0.0
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS             8,738    Teva Pharmaceutical Industries Ltd.
                                                        (ADR)*.............................       587,980       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN ISRAEL........     2,154,446       0.3
----------------------------------------------------------------------------------------------------------------------
ITALY            COMMERCIAL BANKS          189,067    Capitalia SpA........................       591,633       0.1
                                           314,740    Intesa BCI SpA.......................     1,229,583       0.2
                                                                                             ------------     -----
                                                                                                1,821,216       0.3
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               205,932    Telecom Italia SpA...................       640,148       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         55,512    Enel SpA.............................       445,080       0.1
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  19,011    Societa Assicuratrice Industriale
                                                        SpA................................       423,644       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  62,231    ENI SpA..............................     1,235,566       0.2
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN ITALY.........     4,565,654       0.8
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
JAPAN            AUTO COMPONENTS            24,500    Toyota Industries Corporation........  $    588,278       0.1%
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES               122,000    Fuji Heavy Industries, Ltd. .........       684,269       0.1
                                            10,900    Honda Motor Co., Ltd. ...............       525,446       0.1
                                            85,000    Suzuki Motor Corporation.............     1,497,228       0.3
                                                                                             ------------     -----
                                                                                                2,706,943       0.5
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                  30,000    Coca-Cola West Japan Company
                                                        Limited............................       742,336       0.2
                                            13,000    Kinki Coca-Cola Bottling Co.,
                                                        Ltd. ..............................       121,523       0.0
                                                                                             ------------     -----
                                                                                                  863,859       0.2
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  61,000    Asahi Chemical Industry Co., Ltd. ...       315,859       0.1
                                            71,000    Shin-Etsu Chemical Co., Ltd. ........     2,537,690       0.4
                                                                                             ------------     -----
                                                                                                2,853,549       0.5
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS           85,714    The Bank of Yokohama, Ltd. ..........       535,737       0.1
                                            21,900    Shinsei Bank, Ltd. ..................       139,691       0.0
                                                                                             ------------     -----
                                                                                                  675,428       0.1
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &            117,000    JGC Corporation......................     1,125,876       0.2
                 ENGINEERING
                 -----------------------------------------------------------------------------------------------------
                 CONSUMER FINANCE           36,000    Credit Saison Co., Ltd. .............     1,082,161       0.2
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &     33,000    Murata Manufacturing Co., Ltd. ......     1,881,135       0.3
                 INSTRUMENTS
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES             35,300    Ito-Yokado Co., Ltd. ................     1,510,801       0.3
                 RETAILING
                                            15,000    +Seiyu, Ltd. ........................        49,214       0.0
                                                                                             ------------     -----
                                                                                                1,560,015       0.3
                 -----------------------------------------------------------------------------------------------------
                 GAS UTILITIES             258,000    Tokyo Gas Co.........................       915,053       0.2
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS         26,300    Rohto Pharmaceutical Co., Ltd. ......       300,565       0.1
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 495,000    Aioi Insurance Company, Limited......     2,191,129       0.4
                                               460    Millea Holdings, Inc.................     6,829,492       1.2
                                           674,000    Mitsui Sumitomo Insurance Company,
                                                        Limited............................     6,331,393       1.1
                                            98,000    NIPPONKOA Insurance Company,
                                                        Limited............................       628,695       0.1
                                                                                             ------------     -----
                                                                                               15,980,709       2.8
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                  13,000    Fanuc Ltd. ..........................       775,604       0.2
                                           130,000    Kubota Corporation...................       691,014       0.1
                                                                                             ------------     -----
                                                                                                1,466,618       0.3
                 -----------------------------------------------------------------------------------------------------
                 OFFICE ELECTRONICS         45,000    Canon, Inc...........................     2,371,351       0.4
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            12,000    Kyorin Pharmaceutical Co., Ltd. .....       175,631       0.0
                                            43,500    Takeda Pharmaceutical Co., Ltd. .....     1,909,591       0.3
                                                                                             ------------     -----
                                                                                                2,085,222       0.3
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE                   250    Marco Polo Investment Holdings
                                                        Limited............................       350,000       0.1
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                      335    NTT DoCoMo, Inc. ....................       598,680       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN JAPAN.........    37,405,442       6.7
----------------------------------------------------------------------------------------------------------------------
MALAYSIA         FOOD PRODUCTS              94,000    IOI Corporation Berhad...............       201,605       0.0
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &     136,400    Resorts World Berhad.................       321,258       0.1
                 LEISURE
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                      20    +Crest Petroleum Berhad..............             6       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN MALAYSIA......       522,869       0.1
----------------------------------------------------------------------------------------------------------------------
MEXICO           BEVERAGES                  13,300    Fomento Economico Mexicano, SA de CV
                                                        (ADR)*.............................       609,672       0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
MEXICO
(CONCLUDED)
                 CONSTRUCTION MATERIALS      9,363    Cemex SA de CV (ADR)*................  $    272,463       0.1%
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES              1,828    Wal-Mart de Mexico SA de CV 'V'......         5,421       0.0
                 RETAILING
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      28,026    Grupo Televisa, SA (ADR)*............     1,268,737       0.2
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN MEXICO........     2,156,293       0.4
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS      CHEMICALS                  12,072    Akzo Nobel NV........................       444,000       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &      44,100    Buhrmann NV..........................       438,355       0.1
                 SUPPLIES
                                            28,440    Vedior NV 'A'........................       414,526       0.1
                                                                                             ------------     -----
                                                                                                  852,881       0.2
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &              9,923    Imtech NV............................       271,638       0.0
                 ENGINEERING
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL      37,027    ING Groep NV.........................       873,949       0.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES             54,650    +Koninklijke Ahold NV................       428,860       0.1
                 RETAILING
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS              30,152    Koninklijke Ahold NV (ADR)*..........       239,105       0.0
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES         23,696    Koninklijke (Royal) Philips
                                                        Electronics OB.B. NV...............  638,002.....       0.1
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      19,960    Wolters Kluwer NV 'A'................       362,322       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  28,260    Royal Dutch Petroleum Company........     1,450,255       0.3
                                            13,000    Royal Dutch Petroleum Company (NY
                                                        Registered Shares).................       671,710       0.1
                                                                                             ------------     -----
                                                                                                2,121,965       0.4
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN THE
                                                      NETHERLANDS..........................     6,232,722       1.1
----------------------------------------------------------------------------------------------------------------------
NORWAY           COMMERCIAL BANKS           63,274    DNB Holding ASA......................       431,777       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN NORWAY........       431,777       0.1
----------------------------------------------------------------------------------------------------------------------
SINGAPORE        BEVERAGES                  78,000    Fraser & Neave Limited...............       633,981       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS           52,000    Oversea-Chinese Banking Corporation
                                                        Ltd. ..............................       365,294       0.1
                 -----------------------------------------------------------------------------------------------------
                 HEALTH CARE PROVIDERS     467,000    Parkway Holdings Limited.............       303,660       0.0
                 & SERVICES
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                292,000    Keppel Corporation Ltd. .............     1,195,158       0.2
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               450,000    Keppel Land Limited..................       420,622       0.1
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION            555,000    SembCorp Logistics Limited...........       592,876       0.1
                 INFRASTRUCTURE
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN SINGAPORE.....     3,511,591       0.6
----------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     OIL & GAS                  18,704    Sasol Limited........................       289,340       0.1
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST             18,700    Sappi Limited (ADR)*.................       287,045       0.0
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN SOUTH AFRICA..       576,385       0.1
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      CHEMICALS                  32,500    Samsung Fine Chemicals Co., Ltd. ....       469,710       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS           18,579    +Kookmin Bank........................       577,227       0.1
                                            65,000    Pusan Bank...........................       360,017       0.1
                                                                                             ------------     -----
                                                                                                  937,244       0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               136,900    KT Corporation (ADR)*................     2,469,676       0.5
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         45,000    Korea Electric Power Corporation.....       724,362       0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA
(CONCLUDED)
                 FOOD PRODUCTS              13,800    Cheil Jedang Corporation.............  $    746,430       0.1%
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING             4,087    POSCO................................       527,013       0.1
                                            80,000    POSCO (ADR)*.........................     2,680,800       0.5
                                                                                             ------------     -----
                                                                                                3,207,813       0.6
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES, APPAREL &        21,353    Cheil Industries Inc. ...............       247,625       0.0
                 LUXURY GOODS
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                    65,000    KT&G Corporation.....................     1,501,947       0.3
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                    1,300    SK Telecom Co., Ltd. ................       213,760       0.0
                 TELECOMMUNICATION
                 SERVICES

                                            24,600    SK Telecom Co., Ltd. (ADR)*..........       516,354       0.1
                                                                                             ------------     -----
                                                                                                  730,114       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN SOUTH KOREA...    11,034,921       2.0
----------------------------------------------------------------------------------------------------------------------
SPAIN            COMMERCIAL BANKS           40,684    Banco Bilbao Vizcaya, SA.............       543,490       0.1
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         20,034    Union Electrica Fenosa, SA...........       427,283       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN SPAIN.........       970,773       0.2
----------------------------------------------------------------------------------------------------------------------
SWEDEN           COMMERCIAL SERVICES &      36,170    Securitas AB 'B'.....................       451,348       0.1
                 SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL           1    +Ainax AB............................            26       0.0
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 107,077    Skandia Forsakrings AB...............       443,492       0.1
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                  13,885    Volvo AB 'B'.........................       482,928       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN SWEDEN........     1,377,794       0.3
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND      CAPITAL MARKETS            23,984    Credit Suisse Group..................       852,194       0.2
                                             9,067    UBS AG (Registered Shares)...........       638,904       0.1
                                                                                             ------------     -----
                                                                                                1,491,098       0.3
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS     11,905    Holderbank Finan Glaris Ltd.
                                                        (Registered Shares)................       647,342       0.1
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS               3,998    Nestle SA (Registered Shares)........     1,066,218       0.2
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                   3,642    +Swiss Life Holding..................       508,176       0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            14,006    Novartis AG (Registered Shares)......       617,879       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN SWITZERLAND...     4,330,713       0.8
----------------------------------------------------------------------------------------------------------------------
TAIWAN           COMMERCIAL BANKS           75,000    +First Financial Holding Co.,
                                                        Ltd. ..............................        54,400       0.0
                                           720,522    SinoPac Holdings Company.............       376,968       0.1
                                           491,000    Taishin Financial Holdings Co.,
                                                        Ltd. ..............................       404,301       0.1
                                                                                             ------------     -----
                                                                                                  835,669       0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                70,000    Chunghwa Telecom Co., Ltd. (ADR)*....     1,234,800       0.2
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                 380,000    Yuangtay Engineering Co., Ltd. ......       202,200       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN TAIWAN........     2,272,669       0.4
----------------------------------------------------------------------------------------------------------------------
THAILAND         COMMERCIAL BANKS        1,179,000    Siam Commercial Bank Public Company
                                                        Limited (Registered Shares)........     1,333,710       0.3
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS    162,000    Siam Cement Public Company Limited
                                                        'Foreign'..........................       966,809       0.2
                                            41,600    Siam City Cement Public Company
                                                        Limited 'Foreign'..................       215,707       0.0
                                                                                             ------------     -----
                                                                                                1,182,516       0.2
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS             212,000    Thai Union Frozen Products Public
                                                        Company Limited 'Foreign'..........       106,298       0.0
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES      2,245,000    Land and Houses Public Company
                                                        Limited 'Foreign'..................       535,374       0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
THAILAND
(CONCLUDED)
                 OIL & GAS                  75,900    PTT Exploration and Production Public
                                                        Company Limited 'Foreign'..........  $    497,522       0.1%
                                           260,000    PTT Public Company Limited
                                                        'Foreign'..........................       979,332       0.2
                                                                                             ------------     -----
                                                                                                1,476,854       0.3
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               887,500    Sansiri Public Company Limited
                                                        'Foreign'..........................       105,497       0.0
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION            125,300    Bangkok Expressway Public Company
                 INFRASTRUCTURE                         Limited 'Foreign'..................        72,940       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN THAILAND......     4,813,189       0.9
----------------------------------------------------------------------------------------------------------------------
TURKEY           COMMERCIAL BANKS       26,274,020    Turkiye Is Bankasi (Isbank) 'C'......        95,606       0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL  42,212,085    Haci Omer Sabanci Holdings AS........       125,157       0.0
                 SERVICES
                                            81,338    Koc Holding AS.......................           367       0.0
                                                                                             ------------     -----
                                                                                                  125,524       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN TURKEY........       221,130       0.0
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   AEROSPACE & DEFENSE       165,727    BAE Systems PLC......................       658,947       0.1

                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS           95,523    Barclays PLC.........................       813,752       0.1
                                            32,620    HBOS PLC.............................       403,742       0.1
                                            58,510    HSBC Holdings PLC....................       870,085       0.2
                                            29,731    Royal Bank of Scotland Group PLC.....       856,204       0.1
                                                                                             ------------     -----
                                                                                                2,943,783       0.5
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES             46,144    Boots Group PLC......................       575,733       0.1
                 RETAILING
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS              61,458    Unilever PLC.........................       602,966       0.1
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &      72,269    Compass Group PLC....................       441,016       0.1
                 LEISURE
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 49,690    Smiths Group PLC.....................       672,692       0.1
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  40,880    AVIVA PLC............................  421,833.....       0.1
                                            83,196    Prudential Corporation PLC...........       715,906       0.1
                                                                                             ------------     -----
                                                                                                1,137,739       0.2
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            60,510    Anglo American PLC...................     1,238,009       0.2
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                 172,712    BP Amoco PLC.........................     1,525,348       0.3
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            30,441    GlaxoSmithKline PLC..................       616,085       0.1
                 -----------------------------------------------------------------------------------------------------
                 SPECIALTY RETAIL          102,694    Kesa Electricals PLC.................       538,686       0.1
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION             48,049    BAA PLC..............................       482,302       0.1
                 INFRASTRUCTURE
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                  703,932    Vodafone Group PLC...................     1,541,471       0.3
                 TELECOMMUNICATION
                 SERVICES

                                            26,000    Vodafone Group PLC (ADR)*............       574,600       0.1
                                                                                             ------------     -----
                                                                                                2,116,071       0.4
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN THE UNITED
                                                      KINGDOM..............................    13,549,377       2.4
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE & DEFENSE         3,000    General Dynamics Corporation.........       297,900       0.1
                                             8,300    Raytheon Company.....................       296,891       0.0
                                                                                             ------------     -----
                                                                                                  594,791       0.1
                 -----------------------------------------------------------------------------------------------------
                 AUTO COMPONENTS            33,100    +The Goodyear Tire & Rubber Company..       300,879       0.1
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                  14,800    Anheuser-Busch Companies, Inc. ......       799,200       0.1
                                             8,100    +Constellation Brands, Inc. (Class
                                                        A).................................       300,753       0.1
                                                                                             ------------     -----
                                                                                                1,099,953       0.2
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                 CAPITAL MARKETS            23,200    The Bank of New York Company,
                                                        Inc. ..............................  $    683,936       0.1%
                                            28,000    J.P. Morgan Chase & Co. .............     1,085,560       0.2
                                            55,700    +Knight Trading Group, Inc. .........       558,114       0.1
                                             7,800    Mellon Financial Corporation.........       228,774       0.0
                                            17,000    Morgan Stanley.......................       897,090       0.2
                                                                                             ------------     -----
                                                                                                3,453,474       0.6
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  23,100    E.I. du Pont de Nemours and
                                                        Company............................     1,026,102       0.2
                                            32,700    +Hercules Incorporated...............       398,613       0.1
                                            20,200    Millennium Chemicals Inc. ...........       349,864       0.0
                                                                                             ------------     -----
                                                                                                1,774,579       0.3
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS            9,750    Bank of America Corporation..........       825,045       0.2
                                            15,650    Charter One Financial, Inc. .........       691,574       0.1
                                                                                             ------------     -----
                                                                                                1,516,619       0.3
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &       6,000    Cendant Corporation..................       146,880       0.0
                 SUPPLIES
                                            13,200    H&R Block, Inc. .....................       629,376       0.1
                                                                                             ------------     -----
                                                                                                  776,256       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMUNICATIONS             93,400    +3Com Corporation....................       583,750       0.1
                 EQUIPMENT
                                           123,600    +ADC Telecommunications, Inc. .......       351,024       0.1
                                            24,700    +Cisco Systems, Inc. ................       585,390       0.1
                                             9,700    +Comverse Technology, Inc. ..........       193,418       0.0
                                           101,800    +Lucent Technologies Inc. ...........       384,804       0.1
                                            14,500    Motorola, Inc. ......................       264,625       0.0
                                            51,400    +Paradyne Networks, Inc. ............       282,700       0.0
                                            97,700    +Tellabs, Inc. ......................       853,898       0.2
                                                                                             ------------     -----
                                                                                                3,499,609       0.6
                 -----------------------------------------------------------------------------------------------------
                 COMPUTERS &                12,600    +Apple Computer, Inc. ...............       410,004       0.1
                 PERIPHERALS
                                            19,160    +EMC Corporation.....................       218,424       0.0
                                            59,311    Hewlett-Packard Company..............     1,251,462       0.2
                                             9,900    International Business Machines
                                                        Corporation........................       872,685       0.2
                                            86,200    +Maxtor Corporation..................       571,506       0.1
                                             3,100    +NCR Corporation.....................       153,729       0.0
                                           264,000    +Sun Microsystems, Inc. .............     1,145,760       0.2
                                                                                             ------------     -----
                                                                                                4,623,570       0.8
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &             12,400    Chicago Bridge & Iron Company NV (NY
                 ENGINEERING                            Registered Shares).................       345,340       0.0
                                           251,100    +Foster Wheeler Ltd. ................       349,029       0.1
                                           146,400    +McDermott International, Inc. ......     1,487,424       0.3
                                           252,900    +Quanta Services, Inc. ..............     1,573,038       0.3
                                                                                             ------------     -----
                                                                                                3,754,831       0.7
                 -----------------------------------------------------------------------------------------------------
                 CONTAINERS & PACKAGING     37,600    +Crown Holdings, Inc. ...............       374,872       0.1
                                            21,800    +Smurfit-Stone Container
                                                        Corporation........................       434,910       0.1
                                                                                             ------------     -----
                                                                                                  809,782       0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL      49,100    CIT Group Inc. ......................     1,880,039       0.3
                 SERVICES
                                            77,900    Citigroup Inc.(k)....................     3,622,350       0.6
                                            11,822    Leucadia National Corporation........       587,553       0.1
                                                                                             ------------     -----
                                                                                                6,089,942       1.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                28,200    ALLTEL Corporation...................     1,427,484       0.3
                 TELECOMMUNICATION
                 SERVICES

                                             1,890    +AboveNet, Inc. .....................        54,810       0.0
                                            21,100    BellSouth Corporation................       553,242       0.1
                                            50,400    +Cincinnati Bell Inc. ...............       223,776       0.0
                                            29,863    +MCI, Inc. ..........................       430,923       0.1
                                            52,800    SBC Communications Inc. .............     1,280,400       0.2
                                            52,000    Sprint Corporation...................       915,200       0.2
                                            32,800    Verizon Communications...............     1,187,032       0.2
                                                                                             ------------     -----
                                                                                                6,072,867       1.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         13,100    DTE Energy Company...................  $    531,074       0.1%
                                            22,900    PPL Corporation......................     1,051,110       0.2
                                                                                             ------------     -----
                                                                                                1,582,184       0.3
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &     71,195    +Solectron Corporation...............       460,632       0.1
                 INSTRUMENTS
                                            16,400    +Waters Corporation..................       783,592       0.1
                                                                                             ------------     -----
                                                                                                1,244,224       0.2
                 -----------------------------------------------------------------------------------------------------
                 ENERGY EQUIPMENT &          6,000    Baker Hughes Incorporated............       225,900       0.0
                 SERVICE
                                            31,200    ENSCO International Incorporated.....       907,920       0.2
                                            37,700    GlobalSantaFe Corporation............       999,050       0.2
                                            18,500    +Input/Output, Inc. .................       153,365       0.0
                                            34,900    +Key Energy Services, Inc. ..........       329,456       0.1
                                             6,300    +Noble Corporation...................       238,707       0.0
                                            37,500    +Rowan Companies, Inc. ..............       912,375       0.2
                                            26,500    Schlumberger Limited.................     1,683,015       0.3
                                             6,500    Tidewater Inc. ......................       193,700       0.0
                                            11,000    +Transocean Inc. ....................       318,340       0.1
                                                                                             ------------     -----
                                                                                                5,961,828       1.1
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES             15,600    CVS Corporation......................       655,512       0.1
                 RETAILING
                                             6,600    SYSCO Corporation....................       236,742       0.1
                                             7,800    +Safeway Inc. .......................       197,652       0.0
                                            65,900    Wal-Mart Stores, Inc. ...............     3,476,884       0.6
                                            15,700    Walgreen Co. ........................       568,497       0.1
                                                                                             ------------     -----
                                                                                                5,135,287       0.9
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS               9,400    Archer-Daniels-Midland Company.......       157,732       0.0
                                             8,800    Bunge Limited........................       342,672       0.1
                                             9,500    ConAgra Foods, Inc. .................       257,260       0.0
                                            14,700    Sara Lee Corporation.................       337,953       0.1
                                           139,800    Tyson Foods, Inc. (Class A)..........     2,928,810       0.5
                                                                                             ------------     -----
                                                                                                4,024,427       0.7
                 -----------------------------------------------------------------------------------------------------
                 HEALTH CARE EQUIPMENT      13,200    Baxter International Inc. ...........       455,532       0.1
                 & SUPPLIES
                                             2,780    +Hospira, Inc. ......................        76,728       0.0
                                                                                             ------------     -----
                                                                                                  532,260       0.1
                 -----------------------------------------------------------------------------------------------------
                 HEALTH CARE PROVIDERS       3,300    Aetna Inc. (New Shares)..............       280,500       0.0
                 & SERVICES
                                             6,500    AmerisourceBergen Corporation........       388,570       0.1
                                           154,800    +Beverly Enterprises, Inc.(a)........     1,331,280       0.2
                                             6,200    CIGNA Corporation....................       426,622       0.1
                                             8,000    Cardinal Health, Inc. ...............       560,400       0.1
                                             3,800    HCA Inc. ............................       158,042       0.0
                                            16,400    +LifePoint Hospitals, Inc. ..........       610,408       0.1
                                             9,300    Manor Care, Inc. ....................       303,924       0.1
                                           117,100    +Stewart Enterprises, Inc. (Class
                                                        A).................................       953,194       0.2
                                            25,900    +Tenet Healthcare Corporation........       347,319       0.1
                                            22,600    +Triad Hospitals, Inc. ..............       841,398       0.1
                                            22,850    +WellChoice Inc. ....................       945,990       0.2
                                                                                             ------------     -----
                                                                                                7,147,647       1.3
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &       2,900    Darden Restaurants, Inc. ............        59,595       0.0
                 LEISURE
                                           575,200    +La Quinta Corporation...............     4,831,680       0.9
                                                                                             ------------     -----
                                                                                                4,891,275       0.9
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES         22,900    Maytag Corporation...................       561,279       0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                 HOUSEHOLD PRODUCTS         15,700    Kimberly-Clark Corporation...........  $  1,034,316       0.2%
                 -----------------------------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY     11,500    Automatic Data Processing, Inc. .....       481,620       0.1
                 SERVICES
                                             3,100    +Computer Sciences Corporation.......       143,933       0.0
                                             6,600    First Data Corporation...............       293,832       0.1
                                            15,400    +Sykes Enterprises, Incorporated.....       116,424       0.0
                                            13,200    +Unisys Corporation..................       183,216       0.0
                                                                                             ------------     -----
                                                                                                1,219,025       0.2
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                195,500    General Electric Company.............     6,334,200       1.1
                 CONGLOMERATES
                                            45,600    Tyco International Ltd. .............     1,511,184       0.3
                                                                                             ------------     -----
                                                                                                7,845,384       1.4
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  45,800    ACE Limited(k).......................     1,936,424       0.3
                                            25,300    The Allstate Corporation.............     1,177,715       0.2
                                            55,600    American International Group,
                                                        Inc. ..............................     3,963,168       0.7
                                            22,000    Assurant, Inc. ......................       580,360       0.1
                                             6,800    Bristol West Holdings, Inc. .........       123,692       0.0
                                             8,100    The Hartford Financial Services
                                                        Group, Inc. .......................       556,794       0.1
                                             6,500    Horace Mann Educators Corporation....       113,620       0.0
                                            24,300    Marsh & McLennan Companies, Inc. ....     1,102,734       0.2
                                            14,700    MetLife, Inc. .......................       526,995       0.1
                                             9,800    Prudential Financial, Inc. ..........       455,406       0.1
                                            28,645    The St. Paul Companies, Inc. ........     1,161,268       0.2
                                             5,700    UnumProvident Corporation............        90,630       0.0
                                            16,400    XL Capital Ltd. (Class A)............     1,237,544       0.2
                                                                                             ------------     -----
                                                                                               13,026,350       2.2
                 -----------------------------------------------------------------------------------------------------
                 INTERNET SOFTWARE &         2,500    +webMethods, Inc. ...................        21,425       0.0
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 LEISURE EQUIPMENT &         9,000    Eastman Kodak Company................       242,820       0.0
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                   3,100    Deere & Company......................       217,434       0.0
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      39,579    +Comcast Corporation (Class A).......     1,109,399       0.2
                                            23,873    +The DIRECTV Group, Inc. ............       408,228       0.1
                                            18,100    +EchoStar Communications Corporation
                                                        (Class A)..........................       556,575       0.1
                                            43,000    +Liberty Media Corporation (Class
                                                        A).................................       386,570       0.1
                                             2,150    +Liberty Media International, Inc.
                                                        (Class A) .........................        79,765       0.0
                                            10,919    +NTL Incorporated....................       629,153       0.1
                                            43,900    +Time Warner Inc. ...................       771,762       0.1
                                            52,000    Viacom, Inc. (Class B)...............     1,857,440       0.3
                                            16,700    The Walt Disney Company..............       425,683       0.1
                                                                                             ------------     -----
                                                                                                6,224,575       1.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           118,600    +AK Steel Holding Corporation........       625,022       0.1
                                            15,800    Alcoa Inc. ..........................       521,874       0.1
                                            12,600    Arch Coal, Inc. .....................       461,034       0.1
                                             6,200    CONSOL Energy Inc. ..................       223,200       0.0
                                            41,800    +Commonwealth Industries, Inc. ......       432,212       0.1
                                            20,800    Freeport-McMoRan Copper & Gold, Inc.
                                                        (Class B)..........................       689,520       0.1
                                            63,000    +Inco Limited........................     2,177,280       0.4
                                             7,500    Nucor Corporation....................       575,700       0.1
                                            10,000    United States Steel Corporation......       351,200       0.1
                                                                                             ------------     -----
                                                                                                6,057,042       1.1
                 -----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &          37,700    +The AES Corporation.................       374,361       0.1
                 UNREGULATED POWER
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                 MULTILINE RETAIL            9,900    +Kohl's Corporation..................  $    418,572       0.1%
                                            13,200    Target Corporation...................       560,604       0.1
                                                                                             ------------     -----
                                                                                                  979,176       0.2
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  12,600    Amerada Hess Corporation.............       997,794       0.2
                                            37,518    ChevronTexaco Corporation............     3,530,819       0.6
                                            12,504    ConocoPhillips.......................       953,930       0.2
                                             3,100    Devon Energy Corporation.............       204,600       0.0
                                           457,300    El Paso Corporation..................     3,603,524       0.6
                                            53,000    Exxon Mobil Corporation..............     2,353,730       0.4
                                            58,800    Kerr-McGee Corporation...............     3,161,676       0.6
                                            48,400    Marathon Oil Corporation.............     1,831,456       0.3
                                             9,800    Noble Energy, Inc. ..................       499,800       0.1
                                            34,600    Occidental Petroleum Corporation.....     1,674,986       0.3
                                            25,200    +Stone Energy Corporation............     1,151,136       0.2
                                            26,500    Unocal Corporation...................     1,007,000       0.2
                                             4,200    +Whiting Petroleum Corporation.......       105,630       0.0
                                            22,700    The Williams Companies, Inc. ........       270,130       0.1
                                                                                             ------------     -----
                                                                                               21,346,211       3.8
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST             26,400    Bowater Incorporated.................     1,097,976       0.2
                 PRODUCTS
                                            16,600    Deltic Timber Corporation............       637,440       0.1
                                                                                             ------------     -----
                                                                                                1,735,416       0.3
                 -----------------------------------------------------------------------------------------------------
                 PERSONAL PRODUCTS          13,200    The Gillette Company.................       559,680       0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            27,800    Abbott Laboratories..................     1,133,128       0.2
                                            56,100    Bristol-Myers Squibb Company.........     1,374,450       0.2
                                            17,200    Eli Lilly and Company................     1,202,452       0.2
                                             4,100    +IVAX Corporation....................        98,359       0.0
                                            52,100    Johnson & Johnson....................     2,901,970       0.5
                                            41,200    Merck & Co., Inc. ...................     1,957,000       0.4
                                           151,900    Pfizer, Inc. ........................     5,207,132       0.9
                                            56,000    Schering-Plough Corporation..........     1,034,880       0.2
                                             3,300    +Watson Pharmaceuticals, Inc. .......        88,770       0.0
                                            18,600    Wyeth................................       672,576       0.1
                                                                                             ------------     -----
                                                                                               15,670,717       2.7
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE                 9,900    American Financial Realty Trust......       141,471       0.0
                                             6,460    Catellus Development Corporation.....       159,239       0.0
                                             7,800    Cedar Shopping Centers Inc. .........        89,622       0.0
                                            39,530    Friedman, Billings, Ramsey Group,
                                                        Inc. (Class A).....................       782,299       0.1
                                            18,900    Nationwide Health Properties,
                                                        Inc. ..............................       357,210       0.1
                                             6,500    The St. Joe Company..................       258,050       0.1
                                                                                             ------------     -----
                                                                                                1,787,891       0.3
                 -----------------------------------------------------------------------------------------------------
                 ROAD & RAIL                13,100    CSX Corporation......................       429,287       0.1
                                            19,400    +Swift Transportation Co., Inc. .....       348,230       0.1
                                            19,700    Union Pacific Corporation............     1,171,165       0.2
                                                                                             ------------     -----
                                                                                                1,948,682       0.4
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS &           65,800    +Advanced Micro Devices, Inc. .......     1,046,220       0.2
                 SEMICONDUCTOR
                 EQUIPMENT
                                            62,905    +Agere Systems Inc. (Class A)........       144,682       0.0
                                            34,499    +Agere Systems Inc. (Class B)........        74,173       0.0
                                            25,200    Intel Corporation....................       695,520       0.1
                                            72,100    +Lattice Semiconductor Corporation...       505,421       0.1
                                                                                             ------------     -----
                                                                                                2,466,016       0.4
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE                    8,290    +Check Point Software Technologies
                                                        Ltd. ..............................       223,747       0.1
                                           206,700    Computer Associates International,
                                                        Inc. ..............................     5,800,016       1.0
                                            18,800    +Compuware Corporation...............       124,080       0.0
                                           221,800    Microsoft Corporation(k).............     6,334,608       1.1
                                            26,400    +Siebel Systems, Inc. ...............       281,952       0.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                 SOFTWARE
                 (CONCLUDED)
                                             6,600    +THQ Inc. ...........................  $    151,140       0.0%
                                             8,200    +VERITAS Software Corporation........       227,140       0.1
                                                                                             ------------     -----
                                                                                               13,142,683       2.4
                 -----------------------------------------------------------------------------------------------------
                 SPECIALTY RETAIL           18,300    Circuit City Stores--Circuit City
                                                        Group..............................       236,985       0.0
                                            38,900    The Home Depot, Inc. ................     1,369,280       0.2
                                             6,500    +Office Depot, Inc. .................       116,415       0.0
                                            59,200    +Toys 'R' Us, Inc. ..................       943,056       0.2
                                                                                             ------------     -----
                                                                                                2,665,736       0.4
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES, APPAREL &        98,900    +Unifi, Inc. ........................       289,777       0.1
                 LUXURY GOODS
                 -----------------------------------------------------------------------------------------------------
                 THRIFTS & MORTGAGE          6,500    Washington Mutual, Inc. .............       251,160       0.0
                 FINANCE
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                    34,400    Altria Group, Inc. ..................     1,721,720       0.3
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                   88,100    +AT&T Wireless Services, Inc. .......     1,261,592       0.2
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN THE UNITED
                                                      STATES...............................   167,536,752      29.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN COMMON STOCKS
                                                      (COST--$260,263,965).................   309,135,055      54.7
----------------------------------------------------------------------------------------------------------------------
                                                                  MUTUAL FUNDS
----------------------------------------------------------------------------------------------------------------------
VIETNAM                                    110,287    +Vietnam Enterprise Investments
                                                        Limited (Redeemable Shares)........       143,373       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN MUTUAL FUNDS
                                                      (COST--$130,000).....................       143,373       0.0
----------------------------------------------------------------------------------------------------------------------
                                                                PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA        COMMERCIAL BANKS           31,600    National Australia Bank Limited
                                                        (7.875% Convertible)...............     1,120,536       0.2
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS IN
                                                      AUSTRALIA............................     1,120,536       0.2
----------------------------------------------------------------------------------------------------------------------
BRAZIL           METALS & MINING           564,500    Caemi Mineracao e Metalurgica SA.....       215,082       0.0
                                            38,500    Usinas Siderurgicas de Minas Gerais
                                                        SA 'A'.............................       400,291       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS IN BRAZIL.....       615,373       0.1
----------------------------------------------------------------------------------------------------------------------

CAYMAN ISLANDS   INSURANCE                  20,000    XL Capital Ltd. (6.50%
                                                        Convertible).......................       507,800       0.1

                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS IN THE CAYMAN
                                                      ISLANDS..............................       507,800       0.1
----------------------------------------------------------------------------------------------------------------------
GERMANY          CHEMICALS                   5,004    Henkel KGaA..........................       427,264       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS IN GERMANY....       427,264       0.1
----------------------------------------------------------------------------------------------------------------------
UNITED           DIVERSIFIED                 9,829    McLeodUSA Incorporated (7%,
STATES           TELECOMMUNICATION                      Convertible)(Series A).............        25,565       0.0
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS IN THE UNITED
                                                      STATES...............................        25,565       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                      (COST--$2,885,055)...................     2,696,538       0.5
----------------------------------------------------------------------------------------------------------------------
                                                                   WARRANTS(C)
----------------------------------------------------------------------------------------------------------------------
MALAYSIA         OIL & GAS                 101,940    Crest Petroleum Berhad...............        16,498       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL WARRANTS IN MALAYSIA...........        16,498       0.0
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY                INDUSTRY++          HELD                    WARRANTS(C)                  VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    DIVERSIFIED                   795    AboveNet, Inc. ......................  $     13,118       0.0%
                 TELECOMMUNICATION
                 SERVICES

                                               936    AboveNet, Inc. ......................        13,572       0.0
                                            21,779    McLeodUSA Incorporated...............         2,831       0.0
                                                                                             ------------     -----
                                                                                                   29,521       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL WARRANTS IN THE UNITED
                                                        STATES.............................        29,521       0.0
----------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN WARRANTS
                                                      (COST--$229,064).....................        46,019       0.0
----------------------------------------------------------------------------------------------------------------------

                                                                            RIGHTS
-----------------------------------------------------------------------------------------------------------------------------
UNITED STATES    COMMERCIAL                        52,600    Information Resources, Inc.(f) ......       154,118       0.0
                 SERVICES &
                 SUPPLIES
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS IN RIGHTS
                                                             (COST--$88,368)......................       154,118       0.0
-----------------------------------------------------------------------------------------------------------------------------

                                      CURRENCY       FACE
                                  DENOMINATION     AMOUNT           FIXED INCOME SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL           FOREIGN                                     Federal Republic of Brazil:
                 GOVERNMENT
                 OBLIGATIONS

                                      US$         500,000      10.125% due 5/15/2027..............       445,000       0.1
                                                  950,000      8.25% due 1/20/2034................       718,675       0.1
                                                  725,000      11% due 8/17/2040..................       683,313       0.1
                                                                                                    ------------     -----
                                                                                                       1,846,988       0.3
                 ------------------------------------------------------------------------------------------------------------
                 METALS &             BRL          10,296    Companhia Vale do Rio Doce(g)........             0       0.0
                 MINING
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN
                                                             BRAZIL...............................     1,846,988       0.3
-----------------------------------------------------------------------------------------------------------------------------
CANADA           FOREIGN              C$        8,000,000    Canadian Government, 4.25% due
                 GOVERNMENT                                    12/01/2004.........................     6,016,632       1.1
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN
                                                             CANADA...............................     6,016,632       1.1
-----------------------------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS   DIVERSIFIED                                 SMFG Finance (Cayman) Ltd.
                 FINANCIAL                                     (Convertible):
                 SERVICES
                                      Y        33,000,000      2.25% due 7/11/05(a)...............       722,815       0.1
                                               18,000,000      2.25% due 7/11/05 (Regulation S)...       394,263       0.1
                                                                                                    ------------     -----
                                                                                                       1,117,078       0.2
                 ------------------------------------------------------------------------------------------------------------
                 INDUSTRIAL           US$         450,000    Hutchison Whampoa International Ltd.,
                 CONGLOMERATES                                 5.45% due 11/24/2010...............       438,419       0.1
                 ------------------------------------------------------------------------------------------------------------
                 OIL & GAS                        290,000    Momenta Cayman 2.50% due 8/01/2007
                                                               (Regulation S) (Convertible).......       292,175       0.0
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN THE
                                                             CAYMAN ISLANDS.......................     1,847,672       0.3
-----------------------------------------------------------------------------------------------------------------------------
EUROPE           COMMERCIAL                                  European Investment Bank:
                 BANKS
                                      L         1,200,000      6% due 11/26/2004..................     2,184,443       0.4
                                      E         2,350,000      3.50% due 10/15/2005...............     2,893,349       0.5
                                      L         3,750,000      6.125% due 12/07/2005..............     6,911,277       1.2
                                      E         3,900,000      4% due 1/15/2007...................     4,859,976       0.9
                                                3,325,000      3.55% due 4/15/2008................     4,059,496       0.7
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN
                                                             EUROPE...............................    20,908,541       3.7
-----------------------------------------------------------------------------------------------------------------------------
FRANCE           CONTAINERS &         US$         950,000    Crown Euro Holdings SA,
                 PACKAGING                                     10.875% due 3/01/2013..............     1,083,000       0.2
                 ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                   CURRENCY          FACE                                                          PERCENT OF
COUNTRY          INDUSTRY++      DENOMINATION      AMOUNT           FIXED INCOME SECURITIES            VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
FRANCE
(CONCLUDED)
                 REAL ESTATE          E           426,860    Societe Fonciere Lyonnaise SA, 4% due
                                                               10/31/2004 (Convertible)...........  $    672,812       0.1%
                 ------------------------------------------------------------------------------------------------------------
                 ROAD & RAIL          L           450,000    Reseau Ferre de France,
                                                               6.625% due 3/29/2005...............       825,072       0.1
                 ------------------------------------------------------------------------------------------------------------
                 SOFTWARE             E                      Infogrames Entertainment SA
                                                               (Convertible):
                                                  460,200      1.50% due 7/01/2005................       567,081       0.1
                                                   98,700      4% due 4/01/2009...................        85,774       0.0
                                                                                                    ------------     -----
                                                                                                         649,317       0.1
                 ------------------------------------------------------------------------------------------------------------
                 SPECIALTY                      2,550,000    ERAP, 2.875% due 7/12/2006...........     3,110,493       0.6
                 RETAIL
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN
                                                             FRANCE...............................     6,340,694       1.1
-----------------------------------------------------------------------------------------------------------------------------
GERMANY          COMMERCIAL                                  Kreditanstalt fuer Wiederaufbau:
                 BANKS
                                      L         2,250,000      4.125% due 6/07/2006...............     3,999,975       0.7
                                                  475,000      4.80% due 10/27/2006...............       850,645       0.1
                                      E         2,550,000      3.125% due 11/15/2006..............     3,117,958       0.6
                                                                                                    ------------     -----
                                                                                                       7,968,578       1.4
                 ------------------------------------------------------------------------------------------------------------
                 FOREIGN                                     Bundesrepublic Deutschland:
                 GOVERNMENT                     3,040,000      6.50% due 10/14/2005...............     3,883,680       0.7
                 OBLIGATIONS                    9,980,000      5.25% due 1/04/2011................    13,066,673       2.3
                                                                                                    ------------     -----
                                                                                                      16,950,353       3.0
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN
                                                             GERMANY..............................    24,918,931       4.4
-----------------------------------------------------------------------------------------------------------------------------
INDIA            AUTOMOBILES          US$         500,000    Tata Engineering & Locomotive Company
                                                               Ltd., 1% due 7/31/2008
                                                               (Convertible)(a)...................       731,250       0.1
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN
                                                             INDIA................................       731,250       0.1
-----------------------------------------------------------------------------------------------------------------------------
JAPAN            COMMERCIAL           Y        28,000,000    The Bank of Fukuoka, Ltd. 1.10% due
                 BANKS                                         9/28/2007 (Convertible)............       363,785       0.1
                                               91,000,000    The Bank of Kyoto, Ltd., 1.90% due
                                                               9/30/2009 (Convertible)............     1,104,631       0.2
                                                                                                    ------------     -----
                                                                                                       1,468,416       0.3
                 ------------------------------------------------------------------------------------------------------------
                 REAL ESTATE          US$       1,250,000    Marco Polo Investment Holdings
                                                               Limited, 6.25% due 9/30/2007.......     1,437,500       0.3
                 ------------------------------------------------------------------------------------------------------------
                 TRADING              Y        85,000,000    Mitsubishi Corporation, 0% due
                 COMPANIES &                                   6/17/2011 (Convertible)(b).........       849,104       0.1
                 DISTRIBUTORS
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN
                                                             JAPAN................................     3,755,020       0.7
-----------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG       INDUSTRIAL                                  Tyco International Group SA:
                 CONGLOMERATES        US$         415,000      5.875% due 11/01/2004..............       419,837       0.1
                                      E           175,000      4.375% due 11/19/2004..............       213,978       0.0
                                      US$         358,000      2.75% due 1/15/2018
                                                               (Convertible)(a)...................       537,895       0.1
                                                                                                    ------------     -----
                                                                                                       1,171,710       0.2
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN
                                                             LUXEMBOURG...........................     1,171,710       0.2
-----------------------------------------------------------------------------------------------------------------------------
MEXICO           OIL & GAS            L           310,000    Petroleos Mexicanos, 14.50% due
                                                               3/31/2006..........................       636,393       0.1
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN
                                                             MEXICO...............................       636,393       0.1
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                   CURRENCY          FACE                                                          PERCENT OF
COUNTRY          INDUSTRY++      DENOMINATION      AMOUNT           FIXED INCOME SECURITIES            VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      ELECTRICAL           E         1,450,000    Infineon Technology Holdings, 4.25%
                 EQUIPMENT                                     due 2/06/2007 (Convertible)........  $  1,734,505       0.3%
                 ------------------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS                    825,000    Royal Numico NV, 4.25% due 6/26/2005
                                                               (Regulation S) (Convertible).......     1,013,774       0.2
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN THE
                                                             NETHERLANDS..........................     2,748,279       0.5
-----------------------------------------------------------------------------------------------------------------------------
SWEDEN           FOREIGN GOV-         SEK      10,725,000    Swedish Government Index Linked
                 ERNMENT                                       Notes, 4% due 12/01/2008...........     1,754,054       0.3
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN
                                                             SWEDEN...............................     1,754,054       0.3
-----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   DIVERSIFIED                                 Colt Telecom Group PLC:
                 TELECOMMU-
                 NICATION
                 SERVICES

                                      DEM       2,765,000      2% due 8/06/2005...................     1,943,610       0.3
                                      E         1,250,000      2% due 3/29/2006...................     1,657,686       0.3
                                                  250,000      2% due 12/16/2006 (Regulation S)
                                                               (Convertible)......................       343,704       0.1
                                                  450,000      2% due 4/03/2007 (Regulation S)
                                                               (Convertible)......................       624,142       0.1
                                                                                                    ------------     -----
                                                                                                       4,569,142       0.8
                 ------------------------------------------------------------------------------------------------------------
                 INSURANCE            US$         300,000    Swiss Life Finance, 2% due 5/20/2005
                                                               (Convertible)......................       336,000       0.1
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN THE
                                                             UNITED KINGDOM.......................     4,905,142       0.9
-----------------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE &                      230,000    GenCorp Inc., 5.75% due 4/15/2007
                 DEFENSE                                       (Convertible)......................       242,650       0.0
                 ------------------------------------------------------------------------------------------------------------
                 AIRLINES                         389,111    Northwest Airlines, Inc.,
                                                               9.485% due 4/01/2015...............       271,813       0.0
                 ------------------------------------------------------------------------------------------------------------
                 BIOTECHNOLOGY                    825,000    Abgenix, Inc., 3.50% due 3/15/2007
                                                               (Convertible)......................       766,219       0.1
                 ------------------------------------------------------------------------------------------------------------
                 COMMUNI-                         500,000    Corning Incorporated,
                 CATIONS                                       7% due 3/15/2007...................       500,000       0.1
                 EQUIPMENT
                                                  380,000    Lucent Technologies Inc., 8% due
                                                               8/01/2031 (Convertible)............       426,550       0.1
                                                                                                    ------------     -----
                                                                                                         926,550       0.2
                 ------------------------------------------------------------------------------------------------------------
                 CONSTRUCTION &                              Foster Wheeler Ltd.:
                 ENGINEERING
                                                2,265,000      6.75% due 11/15/2005...............     2,072,475       0.4
                                                2,800,000      6.50% due 6/01/2007 (Convertible)..     1,960,000       0.3
                                                  950,000      6.50% due 6/01/2007
                                                               (Convertible)(a)...................       665,000       0.1
                                                  974,000    J. Ray McDermott, S.A.,
                                                               11% due 12/15/2013(a)..............       939,910       0.2
                                                  250,000    McDermott Inc.,
                                                               7.84% due 4/04/2005................       252,500       0.0
                                                                                                    ------------     -----
                                                                                                       5,889,885       1.0
                 ------------------------------------------------------------------------------------------------------------
                 CONTAINERS &                     560,000    Anchor Glass Container Corporation,
                 PACKAGING                                     11% due 2/15/2013..................       640,500       0.1
                                                  560,000    Crown Cork & Seal Company, Inc.,
                                                               7.50% due 12/15/2096...............       442,400       0.1
                                                                                                    ------------     -----
                                                                                                       1,082,900       0.2
                 ------------------------------------------------------------------------------------------------------------
                 DIVERSIFIED                    1,960,000    AboveNet, Inc., Term,
                 TELECOMMUNICATION                             11% due 9/30/2008(j)...............     1,906,100       0.3
                 SERVICES
                                                  690,000    Level 3 Communications, Inc.,
                                                               9.125% due 5/01/2008...............       546,825       0.1
                                                             MCI, Inc.:
                                                  861,000      5.908% due 5/01/2007...............       835,170       0.2
                                                  861,000      6.688% due 5/01/2009...............       796,425       0.1
                                                  739,000      7.735% due 5/01/2014...............       661,405       0.1
                                                                                                    ------------     -----
                                                                                                       4,745,925       0.8
                 ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                   CURRENCY          FACE                                                          PERCENT OF
COUNTRY          INDUSTRY++      DENOMINATION      AMOUNT           FIXED INCOME SECURITIES            VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                 ELECTRIC             US$       4,730,193    Empresa Electrica del Norte Grande SA
                 UTILITIES                                     (EDELNOR),
                                                               4% due 11/05/2017(b)...............  $  3,665,900       0.7%
                 ------------------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS                    775,000    Burns Philp Capital Property Ltd.,
                                                               10.75% due 2/15/2011...............       825,375       0.1
                 ------------------------------------------------------------------------------------------------------------
                 HEALTH CARE                      400,000    Beverly Enterprises, Inc.,
                 PROVIDERS &                                   7.875% due 6/15/2014...............       393,500       0.1
                 SERVICES
                 ------------------------------------------------------------------------------------------------------------
                 INSURANCE                        250,000    Crum & Forster Holdings Corp.,
                                                               10.375% due 6/15/2013..............       272,500       0.1
                 ------------------------------------------------------------------------------------------------------------
                 MEDIA                            296,199    Avalon Cable LLC,
                                                               11.875% due 12/01/2008.............       313,971       0.1
                 ------------------------------------------------------------------------------------------------------------
                 MULTI-               L           213,000    The AES Corporation,
                 UTILITIES &                                   8.375% due 3/01/2011...............       366,962       0.1
                 UNREGULATED
                 POWER

                                                             Calpine Corporation:
                                      US$         625,000      7.625% due 4/15/2006...............       550,000       0.1
                                                  150,000      7.875% due 4/01/2008...............        97,500       0.0
                                                  500,000      8.75% due 7/15/2013(a).............       410,000       0.1
                                                             Calpine Generating Company LLC(a)(h):
                                                1,800,000      5% due 4/01/2009...................     1,795,500       0.3
                                                1,000,000      7% due 4/01/2010...................       955,000       0.2
                                                  500,000    Gemstone Investors Limited,
                                                               7.71% due 10/31/2004(a)............       503,750       0.1
                                                                                                    ------------     -----
                                                                                                       4,678,712       0.9
                 ------------------------------------------------------------------------------------------------------------
                 OIL & GAS                        265,000    CITGO Petroleum Corporation, 11.375%
                                                               due 2/01/2011......................       307,400       0.0
                 ------------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS                  260,000    Valeant Pharmaceuticals
                                                               International, 6.50% due 7/15/2008
                                                               (Convertible)......................       268,775       0.1
                 ------------------------------------------------------------------------------------------------------------
                 SEMICONDUC-                      625,000    LSI Logic Corporation, 4% due
                 TORS & SEMI-                                  11/01/2006 (Convertible)...........       610,938       0.1
                 CONDUCTOR
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------------
                 SOFTWARE                         325,000    Computer Associates International,
                                                               Inc., 5% due 3/15/2007
                                                               (Convertible)(a)...................       401,375       0.1
                 ------------------------------------------------------------------------------------------------------------
                 TEXTILES,                        641,859    Galey & Lord, Inc., Term,
                 APPAREL &                                     due 9/05/2009 (j)..................       308,092       0.1
                 LUXURY GOODS
                 ------------------------------------------------------------------------------------------------------------
                 WIRELESS                         800,000    Nextel Communications, Inc., 5.25%
                 TELECOMMUNICATION                             due 1/15/2010 (Convertible)........       778,000       0.1
                 SERVICES
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN THE
                                                             UNITED STATES........................    26,750,480       4.8
                 ------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS IN FIXED INCOME
                                                             SECURITIES (COST--$93,894,152).......   104,331,786      18.5
-----------------------------------------------------------------------------------------------------------------------------
                                               BENEFICIAL
                                                INTEREST              OTHER INTERESTS(I)
-----------------------------------------------------------------------------------------------------------------------------
                 DIVERSIFIED          US$       1,400,000    AboveNet, Inc. (Litigation Trust
                 TELECOMMU-                                    Certificates)......................             0       0.0
                 NICATION
                 SERVICES

                                                2,577,870    WilTel Communications Group, Inc.
                                                               (Litigation Trust Certificates)....             0       0.0
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS IN OTHER INTERESTS
                                                             (COST--$0)...........................             0       0.0
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                   CURRENCY       FACE                                                             PERCENT OF
                                 DENOMINATION    AMOUNT           U.S. GOVERNMENT OBLIGATIONS          VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                                      US$       1,250,000    U.S. Treasury Notes,
                                                               4% due 6/15/2009...................  $  1,260,694       0.2%
                                                4,625,000    U.S. Treasury Notes,
                                                               4.75% due 5/15/2014................     4,673,265       0.8
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS IN U.S. GOVERNMENT
                                                             OBLIGATIONS (COST--$5,875,832).......     5,933,959       1.0
-----------------------------------------------------------------------------------------------------------------------------
COUNTRY          INDUSTRY++                                          SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        FOREIGN              A$        1,900,000    CUTLASS Securitisation Limited,
                 COMMERCIAL                                    5.37% due 7/09/2004................     1,322,010       0.2
                 PAPER***
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL SHORT-TERM INVESTMENTS IN
                                                             AUSTRALIA............................     1,322,010       0.2
-----------------------------------------------------------------------------------------------------------------------------
DENMARK          TIME DEPOSITS                               Danish Time Deposit:
                                      DKK       3,398,363      2.07% due 7/02/2004................       556,265       0.1
                                                2,500,000      2.06% due 7/09/2004................       409,216       0.1
                                                2,542,731      2.06% due 7/16/2004................       416,210       0.1
                                                                                                    ------------     -----
                                                                                                       1,381,691       0.3
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL SHORT-TERM INVESTMENTS IN
                                                             DENMARK..............................     1,381,691       0.3
-----------------------------------------------------------------------------------------------------------------------------
JAPAN            TIME DEPOSITS                               Japanese Time Deposit:
                                      Y        138,550,307     0.001% due 7/02/2004...............     1,269,764       0.2
                                               138,550,333     0.001% due 7/16/2004...............     1,269,764       0.2
                                                                                                    ------------     -----
                                                                                                       2,539,528       0.4
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL SHORT-TERM INVESTMENTS IN
                                                             JAPAN................................     2,539,528       0.4
-----------------------------------------------------------------------------------------------------------------------------
                                               BENEFICIAL
                                                 INTEREST
-----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                         US$      131,659,083   Merrill Lynch Liquidity Series, LLC
                                                               Cash Sweep Series I(d).............   131,659,083      23.3
                                                  285,000    Merrill Lynch Liquidity Series, LLC
                                                               Money Market Series(d)(e)..........       285,000       0.1
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL SHORT-TERM INVESTMENTS IN
                                                             UNITED STATES........................   131,944,083      23.4
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS IN SHORT-TERM
                                                             SECURITIES (COST--$137,172,733)......   137,187,312      24.3
                 ------------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS
                                                             (COST--$500,539,169).................   559,628,160      99.0
-----------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                               CONTRACTS   OPTIONS   CALL OPTIONS WRITTEN
-----------------------------------------------------------------------------------------------------------------------------
                                                      183    Circuit City Stores--Circuit City
                                                               Group, expiring January 2005 at
                                                               USD 12.5, Broker Morgan Stanley....       (34,770)      0.0
                                                       97    Converse Technology, Inc., expiring
                                                               October 2004 at USD 22.5, Broker
                                                               UBS Warburg........................        (5,335)      0.0
                                                             Lucent Technologies Inc.:
                                                      271      expiring January 2005 at USD 5,
                                                               Broker Citigroup Global Markets....        (7,083)      0.0
                                                      292      expiring January 2005 at USD 5,
                                                               Broker Credit Suisse First
                                                               Boston.............................        (4,177)      0.0
                                                      131    Maytag Corporation, expiring January
                                                               2005 at USD 25, Broker Credit
                                                               Suisse First Boston................       (23,580)      0.0

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                               NUMBER OF                                                           PERCENT OF
OPTIONS                                        CONTRACTS             CALL OPTIONS WRITTEN              VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                                                             McDermott International, Inc.:
                                                       55      expiring November 2004 at USD 7.5,
                                                               Broker Citigroup Global Markets....  $    (19,800)      0.0%
                                                      230      expiring November 2004 at USD 10,
                                                               Broker Citigroup Global Markets....       (44,850)      0.0
                                                       87      expiring February 2005 at USD 12.5,
                                                               Broker Citigroup Global Markets....       (12,180)      0.0
                                                      131    Nokia Oyj (ADR), expiring January
                                                               2005 at USD 15, Broker Morgan
                                                               Stanley............................       (17,030)      0.0
                                                             Nortel Networks Corporation:
                                                    1,354      expiring September 2004 at USD 4,
                                                               Broker Citigroup Global Markets....      (162,480)      0.0
                                                    1,100      expiring January 2005 at USD 5,
                                                               Broker UBS Warburg.................       (99,000)      0.0
                                                    1,309      expiring January 2006 at USD 2.5,
                                                               Broker UBS Warburg.................      (398,634)      0.1
                                                      656      expiring January 2006 at USD 2.5,
                                                               Broker Morgan Stanley..............      (190,866)      0.1
                                                      150    Quanta Services, Inc., expiring
                                                               August 2004 at USD 7.5, Broker
                                                               Morgan Stanley.....................        (2,250)      0.0
                                                       66    THQ Inc., expiring September 2004 at
                                                               USD 20, Broker UBS Warburg.........       (23,100)      0.0
                                                      259    Tenet Healthcare Corporation, expir-
                                                               ing January 2005 at USD 10, Broker
                                                               Morgan Stanley.....................      (108,780)      0.0
                                                       66    Toys 'R' Us, Inc., expiring January
                                                               2005 at USD 15, Broker Morgan
                                                               Stanley............................       (17,820)      0.0
                                                      124    Tyson Foods, Inc. (Class A), expiring
                                                               January 2005 at USD 17.5, Broker
                                                               Morgan Stanley.....................       (50,840)      0.0
                                                       25    webMethods, Inc., expiring October
                                                               2004 at USD 7.5, Broker UBS
                                                               Warburg............................        (4,125)      0.0
-----------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL CALL OPTIONS WRITTEN
                                                             (PREMIUMS RECEIVED--$843,383)........    (1,226,700)      0.2
-----------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS, NET OF OPTIONS
                                                             WRITTEN (COST--$499,695,786).........   558,401,460      98.8
                                                             OTHER ASSETS LESS LIABILITIES........     6,626,580       1.2
                                                                                                    ------------     -----
                                                             NET ASSETS...........................  $565,028,040     100.0%
                                                                                                    ============     =====
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

*   American Depositary Receipts (ADR).

**  Global Depositary Receipts (GDR).

*** Foreign Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+   Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase of the Fund.

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-----------------------------------------------------------------------------------------------
                                                                  NET         INTEREST/DIVIDEND
AFFILIATE                                                       ACTIVITY           INCOME
-----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $ 55,461,077         $685,106
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $    (61,238)        $  2,203
Merrill Lynch Premier Institutional Fund....................      (115,412)        $    687
-----------------------------------------------------------------------------------------------

(e) Security was purchased with the cash proceeds from securities loans.

(f)  The rights entitle the holder to cash distributions on future litigation
     settlements.        .

(g) Received through a bonus issue from Companhia Vale do Rio Doce. As of June 30, 2004, the bonds have not commenced trading and the coupon rate has not been determined. This security is a perpetual bond and has no definite maturity date.

(h) Floating rate note.

(i) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(j) Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, or (iii)the certificate of deposit rate. Corporate bond loans represent .1% of the Fund's net assets.
(k) All or a portion of security held as collateral in connection with open financial futures contracts.

Financial futures contracts purchased as of June 30, 2004 were as follows:

--------------------------------------------------------------------------------------------------------------
NUMBER OF                                                                 FACE              UNREALIZED
CONTRACTS          ISSUE               EXCHANGE       EXPIRATION DATE     VALUE      APPRECIATION/DEPRECIATION
--------------------------------------------------------------------------------------------------------------
   31               FTSE                LIFFE           Sept. 2004     $ 2,531,328           $(17,799)
  131         Nikkei 225 Index          OSAKA           Sept. 2004      13,799,599            475,157
   17          S&P 500 Index      Chicago Mercantile    Sept. 2004       4,818,076             28,624
   32           Topix Index             Tokyo           Sept. 2004       3,393,148             98,214
--------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION/DEPRECIATION--NET                                              $584,196
                                                                                             ========
--------------------------------------------------------------------------------------------------------------

Financial futures contracts sold as of June 30, 2004 were as follows:

------------------------------------------------------------------------------------------
NUMBER OF                                                            FACE      UNREALIZED
CONTRACTS          ISSUE             EXCHANGE     EXPIRATION DATE   VALUE     DEPRECIATION
------------------------------------------------------------------------------------------
    7         DJ Euro Stoxx 50    Euronext Paris  September 2004   $238,014     $(1,897)
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

Forward foreign exchange contracts as of June 30, 2004 were as follows:

----------------------------------------------------------------------------
         FOREIGN CURRENCY            SETTLEMENT                  UNREALIZED
               SOLD                     DATE                    DEPRECIATION
----------------------------------------------------------------------------
E 3,360,000                          July 2004                    $(26,060)
----------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACT (US$ COMMITMENT--$4,060,607)                    $(26,060)
                                                                  ========
----------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $272,700) (identified
  cost--$368,595,086).......................................                  $427,684,077

Investments in affiliated securities, at value (identified
  cost--$131,944,083).......................................                   131,944,083
Cash........................................................                     2,107,135
Foreign cash (cost--$4,757,627).............................                     4,721,377
Receivables:
  Securities sold...........................................  $  2,059,845
  Interest (including $126,096 from affiliates).............     2,016,013
  Dividends.................................................       590,507
  Variation margin..........................................        59,401
  Capital shares sold.......................................        12,125
  Options written...........................................        11,266
  Securities lending--net...................................           213       4,749,370
                                                              ------------
Prepaid expenses and other assets...........................                       108,760
                                                                              ------------
Total assets................................................                   571,314,802
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                       285,000
Options written, at value (premiums received--$843,383).....                     1,226,700
Unrealized depreciation on forward foreign exchange
  contracts.................................................                        26,060
Payables:
  Securities purchased......................................     4,536,458
  Capital shares redeemed...................................        59,268
  Investment adviser........................................        49,982
  Other affiliates..........................................         6,414
  Distributor...............................................           730       4,652,852
                                                              ------------
Accrued expenses and other liabilities......................                        96,150
                                                                              ------------
Total liabilities...........................................                     6,286,762
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $565,028,040
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                  $  4,804,535
Class II Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                        14,811
Class III Shares of Common Stock, $.10 par value,
  200,000,000 shares authorized.............................                        23,567
Paid-in capital in excess of par............................                   588,660,085
Undistributed investment income.............................  $  1,706,175
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (89,338,333)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................    59,157,200
                                                              ------------
Total accumulated losses--net...............................                   (28,474,958)
                                                                              ------------
NET ASSETS..................................................                  $565,028,040
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $560,755,652 and 48,045,352
  shares outstanding........................................                  $      11.67
                                                                              ============
Class II--Based on net assets of $1,727,357 and 148,113
  shares outstanding........................................                  $      11.66
                                                                              ============
Class III--Based on net assets of $2,545,031 and 235,672
  shares outstanding........................................                  $      10.80
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ($685,106 from affiliates).........................                  $  4,018,805
Dividends (net of $248,550 foreign withholding tax).........                     3,223,989
Securities lending--net.....................................                         2,890
                                                                              ------------
Total income................................................                     7,245,684
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,755,424
Custodian fees..............................................       107,991
Accounting services.........................................        90,157
Professional fees...........................................        27,097
Printing and shareholder reports............................        21,092
Directors' fees and expenses................................        14,909
Pricing services............................................        10,209
Transfer agent fees--Class I................................         2,252
Distribution Fees--Class II.................................         1,359
Distribution Fees--Class III................................         1,209
Transfer fees--Class II.....................................             8
Transfer fees--Class III....................................             4
Other.......................................................        16,557
                                                              ------------
Total expenses..............................................                     2,048,268
                                                                              ------------
Investment income--net......................................                     5,197,416
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain on:
  Investments--net..........................................    19,747,794
  Foreign currency transactions--net........................     7,639,641      27,387,435
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net (net of $63,671 deferred foreign capital
    gain tax)...............................................   (15,272,895)
  Foreign currency transactions--net........................        (3,972)    (15,276,867)
                                                              ------------    ------------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                    12,110,568
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $ 17,307,984
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX       FOR THE
                                                              MONTHS ENDED     YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE IN NET ASSETS:                                           2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 5,197,416     $  8,489,415
Realized gain on investments and foreign currency
  transactions--net.........................................   27,387,435        1,796,489
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........  (15,276,867)     110,654,715
                                                              ------------    ------------
Net increase in net assets resulting from operations........   17,307,984      120,940,619
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................           --      (13,448,103)
  Class II..................................................           --          (46,657)
  Class III.................................................           --             (871)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --      (13,495,631)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................   38,213,118       52,548,174
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   55,521,102      159,993,162
Beginning of period.........................................  509,506,938      349,513,776
                                                              ------------    ------------
End of period*..............................................  $565,028,040    $509,506,938
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $ 1,706,175     $ (3,491,241)
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                   FOR THE SIX
                                                        MONTHS ENDED        FOR THE YEAR ENDED DECEMBER 31,++
                                                          JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2004         2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  11.29     $   8.62    $   9.74    $  10.85    $  14.13
                                                          --------     --------    --------    --------    --------
Investment income--net***.............................         .11          .21         .26         .24         .27
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................         .27         2.77       (1.05)      (1.20)      (1.62)
                                                          --------     --------    --------    --------    --------
Total from investment operations......................         .38         2.98        (.79)       (.96)      (1.35)
                                                          --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................          --         (.31)       (.33)       (.15)       (.24)
  In excess of investment income--net.................          --           --          --          --        (.06)
  Realized gain on investments--net...................          --           --          --          --       (1.20)
  In excess of realized gain on investments--net......          --           --          --          --        (.43)
                                                          --------     --------    --------    --------    --------
Total dividends and distributions.....................          --         (.31)       (.33)       (.15)      (1.93)
                                                          --------     --------    --------    --------    --------
Net asset value, end of period........................    $  11.67     $  11.29    $   8.62    $   9.74    $  10.85
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       3.37%+      34.57%      (8.15%)     (8.86%)     (9.62%)
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .76%*        .75%        .77%        .75%        .73%
                                                          ========     ========    ========    ========    ========
Investment income--net................................       1.92%*       2.16%       2.77%       2.42%       2.03%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $560,756     $507,674    $349,514    $424,542    $552,853
                                                          ========     ========    ========    ========    ========
Portfolio turnover....................................      26.44%       47.41%      55.50%     107.28%     118.64%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+ Aggregate total investment return.

++ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              ----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED     MONTHS ENDED    NOVEMBER 24, 2003+
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.          JUNE 30,       TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                           2004               2003
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 11.29            $ 10.73
                                                                -------            -------
Investment income--net***...................................        .10                .01
Realized and unrealized gain on investments and foreign
  currency
  transactions--net.........................................        .27                .85
                                                                -------            -------
Total from investment operations............................        .37                .86
                                                                -------            -------
Less dividends on investment income--net....................         --               (.30)
                                                                -------            -------
Net asset value, end of period..............................    $ 11.66            $ 11.29
                                                                =======            =======
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      3.28%++            8.05%++
                                                                =======            =======
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .90%*              .95%*
                                                                =======            =======
Investment income--net......................................      1.76%*              .87%*
                                                                =======            =======
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $ 1,727            $ 1,797
                                                                =======            =======
Portfolio turnover..........................................     26.44%             47.41%
                                                                =======            =======
------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+ Commencement of operations.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                          CLASS III
                                                              ----------------------------------
                                                              FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED     MONTHS ENDED    NOVEMBER 18, 2003+
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.          JUNE 30,       TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                           2004               2003
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 10.46            $ 10.00
                                                                -------            -------
Investment income (loss)--net***............................        .08                 --++++
Realized and unrealized gain on investments and foreign
  currency transactions--net................................        .26                .76
                                                                -------            -------
Total from investment operations............................        .34                .76
                                                                -------            -------
Less dividends on investment income--net....................         --               (.30)
                                                                -------            -------
Net asset value, end of period..............................    $ 10.80            $ 10.46
                                                                =======            =======
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      3.25%++            7.62%++
                                                                =======            =======
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      1.01%*             1.08%*
                                                                =======            =======
Investment income (loss)--net...............................      1.65%*             (.24%)*
                                                                =======            =======
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $ 2,545            $    37
                                                                =======            =======
Portfolio turnover..........................................     26.44%             47.41%
                                                                =======            =======
------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+  Commencement of operations.

++  Aggregate total investment return.

++++ Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Global Allocation V.I. Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good

--------------------------------------------------------------------------------

faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be

--------------------------------------------------------------------------------

maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Fund Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $1,239 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2004, MLPF&S earned $24,773 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $5,458 for certain accounting services for the six months ended June 30, 2004.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $110,427,656 and $113,978,627, respectively.

  Net realized gains (losses) for the six months ended June 30, 2004 and net unrealized appre-

--------------------------------------------------------------------------------

ciation/depreciation as of June 30, 2004 were as follows:

--------------------------------------------------------------------
                                          Realized      Unrealized
                                           Gains/      Appreciation/
                                           Losses      Depreciation
--------------------------------------------------------------------
Long-term investments..................  $16,815,231    $59,074,412
Short-term investments.................           --         14,579
Options written........................       71,810       (383,317)
Financial futures contracts............    2,860,753        582,299
Deferred foreign capital gain tax......           --        (63,671)
Forward foreign exchange contracts.....     (479,791)       (26,060)
Foreign currency transactions..........    8,119,432        (41,042)
                                         -----------    -----------
Total..................................  $27,387,435    $59,157,200
                                         ===========    ===========
--------------------------------------------------------------------

  At June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $55,584,706, of which $73,709,177 related to appreciated securities and $18,124,471 related to depreciated securities. At June 30, 2004, the aggregate cost of investments, net of options written for federal income tax purposes was $502,816,754.

  Transactions in options written for the six months ended June 30, 2004 were as follows:

-------------------------------------------------------------------
                                              Number
                                                of        Premiums
Call Options Written                        Contracts     Received
-------------------------------------------------------------------
Outstanding call options written,
 beginning of year........................    1,619       $ 262,718
Options written...........................    6,586         843,383
Options expired...........................     (662)       (107,631)
Options exercised.........................     (487)        (86,145)
Options closed............................     (470)        (68,942)
                                              -----       ---------
Outstanding call options written, end of
 year.....................................    6,586       $ 843,383
                                              =====       =========
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $38,213,118 and $52,548,174 for the six months ended June 30, 2004 and for the year ended December 31, 2003, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2004                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    4,148,520    $ 48,116,523
Shares redeemed.......................   (1,068,928)    (12,244,636)
                                         ----------    ------------
Net increase..........................    3,079,592    $ 35,871,887
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,877,951    $ 29,936,117
Shares issued resulting from
 reorganization......................   3,065,898      32,889,845
Shares issued to shareholders in
 reinvestment of dividends...........   1,198,707      13,448,103
                                       ----------    ------------
Total issued.........................   7,142,556      76,274,065
Shares redeemed......................  (2,713,738)    (25,470,442)
                                       ----------    ------------
Net increase.........................   4,428,818    $ 50,803,623
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Six Months Ended                 Dollar
June 30, 2004                                Shares      Amount
-----------------------------------------------------------------
Shares sold................................    5,656    $  66,081
Shares redeemed............................  (16,687)    (191,528)
                                             -------    ---------
Net decrease...............................  (11,031)   $(125,447)
                                             =======    =========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2003                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................        2    $       18
Shares issued resulting from
 reorganization...........................  157,666     1,691,394
Shares issued to shareholders in
 reinvestment of dividends................    4,140        46,657
                                            -------    ----------
Total issued..............................  161,808     1,738,069
Shares redeemed...........................   (2,664)      (29,968)
                                            -------    ----------
Net increase..............................  159,144    $1,708,101
                                            =======    ==========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Six Months Ended                Dollar
June 30, 2004                               Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  238,523    $2,534,513
Shares redeemed...........................   (6,347)      (67,835)
                                            -------    ----------
Net increase..............................  232,176    $2,466,678
                                            =======    ==========
-----------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Year Ended                        Dollar
December 31, 2003                                Shares    Amount
------------------------------------------------------------------
Shares sold....................................  3,414     $35,589
Shares issued to shareholders in reinvestment
 of dividends..................................     83         871
                                                 -----     -------
Total issued...................................  3,497      36,460
Shares redeemed................................     (1)        (10)
                                                 -----     -------
Net increase...................................  3,496     $36,450
                                                 =====     =======
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

--------------------------------------------------------------------------------

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $114,728,724, of which $26,493,279 expires in 2005, $3,974,688 expires in 2006,
$9,930,235 expires in 2008, $39,451,861 expires in 2009, $24,405,402 expires in
2010 and $10,473,259 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six-month period ended June 30, 2004, Global Growth V.I. Fund's Class I Shares had a total return of +.35%. This compared to a return of +3.52% for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index.

  The unfavorable performance comparison is due to declines in the stock markets of China, Australia, Japan, Canada, South Korea, Russia, Sweden, France and Denmark, where the Fund had meaningful investments. In particular, we were focused on companies that could benefit from a continued rise in real economic growth over both the intermediate-term and the long-term from a continued expansion of the Chinese economy. During the second quarter of 2004, the Chinese government reduced the availability of commercial and consumer credit in order to curtail the dramatic rate of real growth in the nation's economy. This had a negative impact on the stock markets of China and its trading partners.

  The first half of 2004 has mirrored the first half of 2003 in some respects. In the first half of 2004, we have had to contend with the negative effects of the Chinese government's efforts to restrain economic growth and the modest impact of the bird flu outbreak in Asia. In the first half of 2003, we witnessed the negative economic impact associated with the outbreak of Severe Acute Respiratory Syndrome. During the second half of 2003, we saw a major resurgence of real economic growth in Asia motivated by the continued real growth policies of the Chinese government. We believe we could see a similar resumption of real growth rates and stock market strength during the remainder of 2004.

  Similarly, as in the first half of 2003, Fund performance lagged that of its benchmark because of our focus on the largest of the large-capitalization growth companies, which significantly underperformed the smaller companies in the large-capitalization sector. Since the Fund is positioned to benefit from a continued uptrend in real economic growth in China, comparative investment results during the first half of 2004 have not been as attractive as a more diversified portfolio.

  We believe the Chinese government has relaxed its economic growth restraints somewhat. Furthermore, we anticipate that the Chinese government will, over the long run, continue to foster policies that will allow the Chinese economy to grow at the fastest rate among the five or six largest economies in the world. If this scenario plays out, we would expect the market valuations of the stocks in the Fund to recover and continue to appreciate. In our view, the absolute and relative performance of the Fund's holdings in June started to reflect investors' beliefs that the period of restraint by the Chinese authorities was passing.

  The most attractive overall investment returns during the period came from stock holdings in the United States, Norwegian and German stock markets. In terms of industry sectors, consumer discretionary has been the most important, with positive investment returns from eBay Inc., Porsche AG, Mandalay Resort Group, PETsMart, Inc., Esprit Holdings Ltd., Chico's FAS, Inc. and Station Casinos, Inc. In the health care sector, the positive contributors were Alcon, Inc., Gilead Sciences, Inc. and Varian Medical Systems, Inc. Holdings in the industrials, materials and information technology industries had the most negative absolute and relative effect on performance during the period.

PORTFOLIO ACTIVITY

  We have a strategic focus rather than a short-term trading strategy. However, we have taken meaningful profits in stock holdings in the energy, materials, information technology and industrial sectors, where valuations were at relatively high levels.

  We also reduced our overweighting in the consumer discretionary sector during the past six months. We trimmed our holding in Lowe's Companies, Inc. as a result of a relatively high valuation and, after a relatively short investment period, we sold Mandalay Resort when MGM Mirage, Inc. announced an agreement to purchase the casino company. The Fund realized a modest profit from Ross Stores, Inc., which we liquidated when it appeared to us that its management was not doing an effective job of transitioning to a new inventory-management system. In addition, the Fund realized a substantial capital gain on its investment in eBay Inc., which we reduced as a result of its relatively high valuation. Finally, we liquidated our position in Australia-based Woolworths Limited when it appeared an adverse change in the competitive retail environment was imminent. As a result of these reductions and sales, the Fund's weighting in the consumer discretionary sector declined from more than 20% of net assets at year-end 2003 to just over 16% of net assets on June 30, 2004.

--------------------------------------------------------------------------------

  We also reduced our position in the energy sector from slightly more than 15% of net assets at year-end 2003 to just over 12% at the end of June 2004. We took profits through reductions in U.K.-based BG Group PLC, Canada's Suncor Energy, Inc. and Australia's Woodside Petroleum Limited. The Fund realized a capital loss on its investment in YUKOS, the largest Russian energy company.

  The industrial sector of the Fund was increased during the period from more than 15% of net assets to over 20%. In the area of heavy-duty truck manufacturing, Cummins Inc. and PACCAR Inc. were added to the portfolio. In addition, the information technology sector was increased from almost 18% of net assets at year-end 2003 to about 22% on June 30, 2004. This largely reflected the re-introduction of Microsoft Corporation to the portfolio after we had liquidated the position in late March 2003 based on concerns about the competitive threat from Linux operating systems and applications. Our outlook for Microsoft has again turned positive.

IN CONCLUSION

  Overall, our investment strategy has not changed. We continue to seek to take advantage of the potential above-average growth of the Chinese economy in this decade. We did not change our strategy during the first half of 2003 when the Fund underperformed its benchmark, nor have we changed our strategy during the first half of 2004. We are committed to our long-run strategic perspective on the stock investments in the Fund, and avoiding reaction to short-term developments.

  We appreciate your investment in Global Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Lawrence R. Fuller
Lawrence R. Fuller
Vice President and Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +25.44%
--------------------------------------------------------------------------
Five Years Ended 6/30/04                                         - 3.63
--------------------------------------------------------------------------
Inception (6/05/98) through 6/30/04                              - 0.83
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2004                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +0.35%         +25.44%
-----------------------------------------------------------------------------------------
MSCI World Index**                                               +3.52          +24.00
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004                    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

NORTH                                     SHARES                                                            PERCENT OF
AMERICA                INDUSTRY++          HELD                   COMMON STOCKS                  VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
CANADA           METALS & MINING            60,700    Barrick Gold Corporation..............  $ 1,203,361       1.2%
                                            31,700    Teck Cominco Limited 'B'..............      567,444       0.6
                                                                                              -----------   ----------
                                                                                                1,770,805       1.8
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  50,000    Suncor Energy, Inc. ..................    1,268,320       1.3
                                            61,700    TransCanada Corporation...............    1,214,902       1.3
                                                                                              -----------   ----------
                                                                                                2,483,222       2.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN CANADA             4,254,027       4.4
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    BIOTECHNOLOGY              27,600    +Gilead Sciences, Inc. ...............    1,849,200       1.9
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  10,600    Air Products and Chemicals, Inc. .....      555,970       0.6
                                            14,600    Praxair, Inc. ........................      582,686       0.6
                                                                                              -----------   ----------
                                                                                                1,138,656       1.2
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &      18,200    +Monster Worldwide Inc. ..............      468,104       0.5
                 SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                 COMMUNICATIONS             55,700    +Cisco Systems, Inc. .................    1,320,090       1.4
                 EQUIPMENT
                                           330,000    +Lucent Technologies Inc. ............    1,247,400       1.3
                                            51,000    Motorola, Inc. .......................      930,750       1.0
                                                                                              -----------   ----------
                                                                                                3,498,240       3.7
                 -----------------------------------------------------------------------------------------------------
                 COMPUTERS &                79,200    +EMC Corporation......................      902,880       1.0
                 PERIPHERALS...........
                                            74,100    Hewlett-Packard Company...............    1,563,510       1.6
                                            32,300    +SanDisk Corporation..................      700,587       0.7
                                                                                              -----------   ----------
                                                                                                3,166,977       3.3
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL EQUIPMENT       38,600    Rockwell Automation, Inc. ............    1,447,886       1.5
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &     31,900    +Agilent Technologies, Inc. ..........      934,032       1.0
                 INSTRUMENTS
                                             7,800    Tektronix, Inc. ......................      265,356       0.3
                                                                                              -----------   ----------
                                                                                                1,199,388       1.3
                 -----------------------------------------------------------------------------------------------------
                 ENERGY EQUIPMENT &          9,300    Diamond Offshore Drilling, Inc. ......      221,619       0.2
                 SERVICE
                                            19,800    Schlumberger Limited..................    1,257,498       1.3
                                            22,200    +Transocean Inc. .....................      642,468       0.7
                                                                                              -----------   ----------
                                                                                                2,121,585       2.2
                 -----------------------------------------------------------------------------------------------------
                 HEALTH CARE EQUIPMENT      29,700    +Boston Scientific Corporation........    1,271,160       1.3
                 & SUPPLIES
                                            21,800    Medtronic, Inc. ......................    1,062,096       1.1
                                            12,600    +Varian Medical Systems, Inc. ........      999,810       1.1
                                                                                              -----------   ----------
                                                                                                3,333,066       3.5
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &      13,200    Station Casinos, Inc. ................      638,880       0.7
                 LEISURE
                                            15,800    +Wynn Resorts, Limited................      610,354       0.6
                                                                                              -----------   ----------
                                                                                                1,249,234       1.3
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 44,200    3M Co. ...............................    3,978,442       4.2
                 CONGLOMERATES
                                            66,900    General Electric Company..............    2,167,560       2.3
                                                                                              -----------   ----------
                                                                                                6,146,002       6.5
                 -----------------------------------------------------------------------------------------------------
                 INTERNET & CATALOG         22,200    +eBay Inc. ...........................    2,041,290       2.1
                 RETAIL
                 -----------------------------------------------------------------------------------------------------
                 INTERNET SOFTWARE &        22,600    +Yahoo! Inc. .........................      821,058       0.9
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                   8,000    Cummins Inc. .........................      500,000       0.5
                                            21,100    PACCAR Inc. ..........................    1,223,589       1.3
                                                                                              -----------   ----------
                                                                                                1,723,589       1.8
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING             9,700    Freeport-McMoRan Copper & Gold, Inc.
                                                        (Class B)...........................      321,555       0.3
                                            14,000    Phelps Dodge Corporation..............    1,085,140       1.2
                                                                                              -----------   ----------
                                                                                                1,406,695       1.5
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

NORTH
AMERICA                                   SHARES                                                            PERCENT OF
(CONCLUDED)            INDUSTRY++          HELD                   COMMON STOCKS                  VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                 OIL & GAS                   5,600    Apache Corporation....................  $   243,880       0.2%
                                            56,500    Chesapeake Energy Corporation.........      831,680       0.9
                                             3,700    Devon Energy Corporation..............      244,200       0.3
                                            10,600    Frontline Limited.....................      365,806       0.4
                                                                                              -----------   ----------
                                                                                                1,685,566       1.8
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            16,900    +Forest Laboratories, Inc. ...........      957,047       1.0
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS &           39,100    Intel Corporation.....................    1,079,160       1.2
                 SEMICONDUCTOR
                 EQUIPMENT
                                            31,500    Texas Instruments Incorporated........      761,670       0.8
                                                                                              -----------   ----------
                                                                                                1,840,830       2.0
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE                   19,400    +Electronic Arts Inc. ................    1,058,270       1.1
                                            85,000    Microsoft Corporation.................    2,427,600       2.5
                                            38,000    +Oracle Corporation...................      453,340       0.5
                                                                                              -----------   ----------
                                                                                                3,939,210       4.1
                 -----------------------------------------------------------------------------------------------------
                 SPECIALTY RETAIL           29,900    Best Buy Co., Inc. ...................    1,517,126       1.6
                                             8,900    Lowe's Companies, Inc. ...............      467,695       0.5
                                                                                              -----------   ----------
                                                                                                1,984,821       2.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN THE
                                                      UNITED STATES                            42,018,444      44.2
----------------------------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN NORTH AMERICA
                                                      (COST--$42,965,918)                      46,272,471      48.6
----------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA        AIRLINES                  476,300    Qantas Airways Limited................    1,167,903       1.2
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS           40,200    Australia and New Zealand Banking
                                                        Group Ltd. .........................      511,901       0.5
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 29,600    Wesfarmers Limited....................      606,209       0.6
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      71,600    The News Corporation Limited..........      632,435       0.7
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           232,400    Alumina Limited.......................      854,778       0.9
                                           142,000    BHP Billiton Limited..................    1,239,433       1.3
                                           242,900    WMC Resources Limited.................      832,484       0.9
                                                                                              -----------     -----
                                                                                                2,926,695       3.1
                 -----------------------------------------------------------------------------------------------------
                 MULTILINE RETAIL          245,800    Harvey Norman Holdings Limited........      482,852       0.5
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  95,900    Woodside Petroleum Limited............    1,113,622       1.2
                 -----------------------------------------------------------------------------------------------------
                 ROAD & RAIL                73,900    Toll Holdings Limited.................      551,852       0.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN AUSTRALIA          7,993,469       8.4
----------------------------------------------------------------------------------------------------------------------
CHINA            INTERNET SOFTWARE &         7,400    +SINA.com.............................      244,126       0.3
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING         1,417,800    Aluminum Corporation of China
                                                        Limited.............................      758,906       0.8
                                           487,200    Yanzhou Coal Mining Co. Ltd. 'H'......      530,937       0.5
                                                                                              -----------     -----
                                                                                                1,289,843       1.3
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN CHINA              1,533,969       1.6
----------------------------------------------------------------------------------------------------------------------
HONG KONG        AIRLINES                  700,300    Cathay Pacific Airways................    1,319,830       1.4
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS    264,700    Cheung Kong Infrastructure Holdings
                                                        Limited.............................      638,011       0.7
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES        338,000    Techtronic Industries Company
                                                        Limited.............................      539,514       0.6
                 -----------------------------------------------------------------------------------------------------
                 MARINE                    551,400    China Shipping Development Company
                                                        Limited 'H'.........................      328,728       0.3
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS               1,628,700    PetroChina Company Limited............      751,727       0.8
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN                                       SHARES                                                          PERCENT OF
(CONCLUDED)      INDUSTRY++                   HELD                COMMON STOCKS                  VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
HONG KONG
(CONCLUDED)
                 SPECIALTY RETAIL          116,000    Esprit Holdings Limited...............  $   519,039       0.5%
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION            266,700    China Merchants Holdings International
                 INFRASTRUCTURE                         Company Limited.....................      359,028       0.4
                                           268,300    Cosco Pacific Limited.................      373,222       0.4
                                                                                              -----------     -----
                                                                                                  732,250       0.8
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN HONG KONG          4,829,099       5.1
----------------------------------------------------------------------------------------------------------------------
INDIA            AUTOMOBILES                25,000    Hero Honda Motors Ltd. ...............      275,965       0.3
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &             11,000    Larsen & Toubro Ltd. .................      166,776       0.2
                 ENGINEERING
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS      8,800    +Ultratech Cemco Ltd. ................       65,576       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN INDIA                508,317       0.5
----------------------------------------------------------------------------------------------------------------------
JAPAN            METALS & MINING            22,500    JFE Holdings, Inc. ...................      551,597       0.6
                 -----------------------------------------------------------------------------------------------------
                 OFFICE ELECTRONICS         18,000    Canon, Inc. ..........................      948,540       1.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN JAPAN              1,500,137       1.6
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      AUTOMOBILES                35,100    Hyundai Motor Company Ltd. ...........    1,350,234       1.4
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                   7,100    LG Chem, Ltd. ........................      240,251       0.3
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                12,800    KT Corporation........................      428,144       0.4
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                  22,600    Daewoo Shipbuilding & Marine
                                                        Engineering Co., Ltd. ..............      272,843       0.3
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING             4,800    POSCO.................................      618,953       0.7
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  23,200    S-Oil Corporation.....................      967,754       1.0
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS &            7,600    Samsung Electronics...................    3,137,343       3.3
                 SEMICONDUCTOR
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN SOUTH KOREA        7,015,522       7.4
----------------------------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN THE PACIFIC
                                                      BASIN (COST--$20,401,262)                23,380,513      24.6
----------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
----------------------------------------------------------------------------------------------------------------------
DENMARK          MARINE                        190    A P Moller--Maersk A/S................    1,306,216       1.3
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN DENMARK            1,306,216       1.3
----------------------------------------------------------------------------------------------------------------------
FRANCE           ENERGY EQUIPMENT &          4,283    Compagnie Francaise d'Etudes et de
                 SERVICE                                Construction (Technip SA)...........      581,017       0.6
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      25,400    Societe Television Francaise 1........      800,076       0.9
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN FRANCE             1,381,093       1.5
----------------------------------------------------------------------------------------------------------------------
GERMANY          DISTRIBUTORS               11,100    Medion AG.............................      447,550       0.5
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 16,700    Siemens AG............................    1,201,000       1.2
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE                    1,600    SAP AG (Systeme, Anwendungen, Produkte
                                                        in der Datenverarbeitung)...........      265,249       0.3
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN GERMANY            1,913,799       2.0
----------------------------------------------------------------------------------------------------------------------
NORWAY           OIL & GAS                  26,400    Frontline Limited.....................      908,375       1.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN NORWAY               908,375       1.0
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                      SHARES                                                          PERCENT OF
(CONCLUDED)      INDUSTRY++                   HELD                COMMON STOCKS                  VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SPAIN            COMMERCIAL BANKS           29,900    Banco Popular Espanol SA..............  $ 1,688,659       1.8%
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &             67,491    ACS, Actividades de Construccion y
                 ENGINEERING                            Servicios, SA.......................    1,137,264       1.2
                 -----------------------------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY    152,100    Amadeus Global Travel Distribution SA
                 SERVICES                               'A'.................................      997,433       1.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN SPAIN              3,823,356       4.0
----------------------------------------------------------------------------------------------------------------------
SWEDEN           COMMUNICATIONS            170,000    +Telefonaktiebolaget LM Ericsson AB
                 EQUIPMENT                              'B'.................................      500,999       0.5
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                  16,400    SKF AB 'B'............................      601,969       0.7
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN SWEDEN             1,102,968       1.2
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND      HEALTH CARE EQUIPMENT      15,000    Alcon, Inc. ..........................    1,179,750       1.2
                 & SUPPLIES
                                             5,000    SYNTHES, INC. ........................      569,906       0.6
                                                                                              -----------     -----
                                                                                                1,749,656       1.8
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN SWITZERLAND        1,749,656       1.8
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   COMMERCIAL BANKS          101,300    HSBC Holdings PLC.....................    1,506,402       1.6

                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS         40,900    Reckitt Benckiser PLC.................    1,157,827       1.2
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                      77,500    British Sky Broadcasting Group PLC
                                                        ("BSkyB")...........................      874,197       0.9
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            39,200    Rio Tinto PLC (Registered Shares).....      942,643       1.0
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                 191,700    BG Group PLC..........................    1,181,134       1.3
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN THE
                                                      UNITED KINGDOM                            5,662,203       6.0
----------------------------------------------------------------------------------------------------------------------
                                                      TOTAL COMMON STOCKS IN WESTERN EUROPE
                                                      (COST--$14,813,590)                      17,847,666      18.8
----------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN                                                   PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA        MEDIA                      71,472    The News Corporation Limited..........      585,002       0.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS IN THE PACIFIC
                                                      BASIN (COST--$490,205)                      585,002       0.6
----------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
----------------------------------------------------------------------------------------------------------------------
GERMANY          AUTOMOBILES                 5,126    Porsche AG............................    3,430,413       3.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS IN WESTERN
                                                      EUROPE (COST--$2,285,410)                 3,430,413       3.6
----------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL INTEREST            SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                        $1,412,694    Merrill Lynch Liquidity Series, LLC
                                                        Cash Sweep Series I(a)..............    1,412,694       1.5
----------------------------------------------------------------------------------------------------------------------
                                                      TOTAL SHORT-TERM SECURITIES
                                                      (COST--$1,412,694)                        1,412,694       1.5
----------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS
                                                      (COST--$82,369,079)...................   92,928,759      97.7
                                                      OTHER ASSETS LESS LIABILITIES.........    2,169,704       2.3
                                                                                              -----------     -----
                                                      NET ASSETS............................  $95,098,463     100.0%
                                                                                              ===========     =====
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

+   Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

---------------------------------------------------------------------------------------------
                                                                  NET            INTEREST/
AFFILIATE                                                       ACTIVITY      DIVIDEND INCOME
---------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(5,483,702)        $27,751
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $  (281,249)        $ 1,968
Merrill Lynch Premier Institutional Fund....................      (93,751)        $   650
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$80,956,385)........................................                   $ 91,516,065
Investments in affiliated securities, at value (identified
  cost--$1,412,694).........................................                      1,412,694
Cash........................................................                        724,093
Foreign cash (cost--$18,369)................................                         18,330
Receivables:
  Securities sold...........................................  $   1,189,309
  Dividends.................................................        154,260
  Capital shares sold.......................................         96,314
  Interest from affiliates..................................          7,458
  Securities lending--net...................................              1       1,447,342
                                                              -------------
Prepaid expenses............................................                            445
                                                                               ------------
Total assets................................................                     95,118,969
                                                                               ------------
--------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................          9,688
  Other affiliates..........................................          1,356
  Capital shares redeemed...................................          1,321          12,365
                                                              -------------
Accrued expenses and other liabilities......................                          8,141
                                                                               ------------
Total liabilities...........................................                         20,506
                                                                               ------------
--------------------------------------------------------------------------------------------
NET ASSETS..................................................                   $ 95,098,463
                                                                               ============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                   $  1,113,610
Paid-in capital in excess of par............................                    190,473,444
Undistributed investment income--net........................  $     775,555
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (107,828,255)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................     10,564,109
                                                              -------------
Total accumulated losses--net...............................                    (96,488,591)
                                                                               ------------
NET ASSETS..................................................                   $ 95,098,463
                                                                               ============
--------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $95,098,463 and 11,136,103
  shares outstanding........................................                   $       8.54
                                                                               ============
--------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and
  100,000,000 Class III Shares.
++ The Fund had no outstanding shares for Class II and Class III as of June 30,
   2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $56,899 foreign withholding tax)..........                 $ 1,210,310
Interest from affiliates....................................                      27,751
Securities lending--net.....................................                       2,618
                                                                             -----------
Total income................................................                   1,240,679
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   363,108
Custodian fees..............................................       28,381
Professional fees...........................................       18,198
Accounting services.........................................       16,027
Printing and shareholder reports............................        4,458
Directors' fees and expenses................................        3,141
Pricing services............................................        2,872
Transfer agent fees.........................................        2,590
Other.......................................................       10,445
                                                              -----------
Total expenses..............................................                     449,220
                                                                             -----------
Investment income--net......................................                     791,459
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................    7,780,587
  Foreign currency transactions--net........................      (67,888)     7,712,699
                                                              -----------
Change in unrealized appreciation on:
  Investments--net..........................................   (8,368,683)
  Foreign currency transactions--net........................       (1,560)    (8,370,243)
                                                              -----------    -----------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                    (657,544)
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $   133,915
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX          FOR THE
                                                              MONTHS ENDED       YEAR ENDED
                                                                JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2004              2003
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   791,459        $ 1,015,659
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................    7,712,699         (4,598,980)
Change in unrealized appreciation on investments and foreign
  currency transactions--net................................   (8,370,243)        28,447,042
                                                              -----------        -----------
Net increase in net assets resulting from operations........      133,915         24,863,721
                                                              -----------        -----------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................           --           (880,010)
                                                              -----------        -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --           (880,010)
                                                              -----------        -----------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (2,771,199)        (7,424,222)
                                                              -----------        -----------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (2,637,284)        16,559,489
Beginning of period.........................................   97,735,747         81,176,258
                                                              -----------        -----------
End of period*..............................................  $95,098,463        $97,735,747
                                                              ===========        ===========
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess)
  investment income--net....................................  $   775,555        $   (15,904)
                                                              ===========        ===========
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                   FOR THE SIX
                                                        MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,+
                                                          JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2004         2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  8.52      $   6.43    $   8.91    $  11.70    $  14.78
                                                          -------      --------    --------    --------    --------
Investment income--net***.............................        .07           .09         .02         .06         .06
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................       (.05)         2.08       (2.49)      (2.75)      (2.26)
                                                          -------      --------    --------    --------    --------
Total from investment operations......................        .02          2.17       (2.47)      (2.69)      (2.20)
                                                          -------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................         --          (.08)       (.01)       (.10)       (.05)
  Realized gain on investments--net...................         --            --          --          --        (.26)
  In excess of realized gain on investments--net......         --            --          --          --        (.57)
                                                          -------      --------    --------    --------    --------
Total dividends and distributions.....................         --          (.08)       (.01)       (.10)       (.88)
                                                          -------      --------    --------    --------    --------
Net asset value, end of period........................    $  8.54      $   8.52    $   6.43    $   8.91    $  11.70
                                                          =======      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       .35%++      33.56%     (27.74%)    (23.03%)    (15.00%)
                                                          =======      ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................       .93%*         .88%        .90%        .88%        .83%
                                                          =======      ========    ========    ========    ========
Investment income--net................................      1.63%*        1.23%        .24%        .59%        .46%
                                                          =======      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $95,098      $ 97,736    $ 81,176    $127,926    $278,452
                                                          =======      ========    ========    ========    ========
Portfolio turnover....................................     43.55%       131.50%     138.30%     155.91%      95.98%
                                                          =======      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Global Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation, and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good

--------------------------------------------------------------------------------

faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  - Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  - Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  - Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

--------------------------------------------------------------------------------

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned security is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $1,117 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2004, MLPF&S earned $14,873 in commissions on the execution of portfolio security transactions for the Fund.

  In addition, the Fund reimbursed MLIM $1,090 for certain accounting services for the six months ended June 30, 2004.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's Distributor.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $42,795,373 and $39,707,539, respectively.

--------------------------------------------------------------------------------

  Net realized gains/losses for the six months ended June 30, 2004 and net unrealized appreciation as of June 30, 2004 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                         Gains/Losses   Appreciation
--------------------------------------------------------------------
Long-term investments..................   $7,780,587    $10,559,680
Foreign currency transactions..........      (67,888)         4,429
                                          ----------    -----------
Total..................................   $7,712,699    $10,564,109
                                          ==========    ===========
--------------------------------------------------------------------

  At June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $10,485,151, of which $13,294,243 related to appreciated securities and $2,809,092 related to depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $82,443,608.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $2,771,199 and $7,424,222 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2004                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,152,828    $  9,946,877
Shares redeemed.......................   (1,492,167)    (12,718,076)
                                         ----------    ------------
Net decrease..........................     (339,339)   $ (2,771,199)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     743,756    $  5,363,765
Shares issued to shareholders in
 reinvestment of dividends...........     103,897         880,010
                                       ----------    ------------
Total issued.........................     847,653       6,243,775
Shares redeemed......................  (1,993,343)    (13,667,997)
                                       ----------    ------------
Net decrease.........................  (1,145,690)   $ (7,424,222)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $115,466,424, of which $67,641,756 expires in 2009, $41,396,526 expires in 2010 and $6,428,142 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The first six months of the year can be described as a tale of two quarters. At the beginning of the year, the yield on the 10-year Treasury bond stood at 4.25%. In the three months that followed, interest rates bottomed at 3.84% on fears that the economy was not growing and concerns over the relatively weak employment picture.

  In the second quarter, a surge in job creation led to a dramatic rise in interest rates, with the 10-year Treasury bond closing at a yield of 4.58% by the end of June. The improvement in employment, along with an up-tick in inflation, led the Federal Reserve Board to raise short-term interest rates for the first time in more than four years on June 30. We also saw the spread between short-term and long-term interest rates--as measured by two-year and 10-year rates --flatten by more than 50 basis points (.50%).

  In addition, the overall environment continued to reward investors for taking on risk, as spread sectors continued to outperform the Treasury sector. For example, excess returns for the high yield and crossover credit sectors were 135 basis points and 96 basis points, respectively. The asset-backed and mortgage sectors also had positive excess returns.

PORTFOLIO MATTERS

  For the six-month period ended June 30, 2004, Government Bond V.I. Fund's Class I Shares had a total return of +.36%. This compared to a return of +.26% for the benchmark Citigroup Government/Mortgage Index for the same period.

  In managing the portfolio, we continued with a theme we wrote about in the annual report to shareholders. That is, we maintained virtually no exposure to agency debentures in favor of structured product. Our emphasis on structured product continues to be weighted toward the commercial real estate sector, where we are able to receive incremental yields over agency debentures without the prepayment and extension risk that exists in the residential mortgage market.

  As interest rates rise and it becomes more expensive for individuals to own homes, we believe the multifamily subsector of the commercial real estate sector will benefit the most. More people are likely to rent due to the increased costs associated with buying, providing a boost to the sector. We increased the Fund's overall exposure to this sector through investments in the Ginnie Mae project loan market. In addition, we purchased specific tranches of project loan collateralized mortgage obligations to further take advantage of this view.

  In addition to individual security selection in these sectors, we also utilized derivative applications to gain exposure to certain markets. Throughout the period, we added to our overweight positions in spread product through the use of total return swaps in the mortgage and commercial mortgage-backed securities sectors. By using the derivative market, we were able to receive the return of the appropriate index in exchange for a floating rate payment.

LOOKING AHEAD

  Going forward, we intend to maintain our overweights to structured product and to continue to use the derivatives market to help implement our overall asset allocation decisions. Given the recent duration extension of the benchmark, we have positioned the Fund's duration slightly shorter relative to that of the benchmark. We expect the Federal Reserve Board to continue to increase interest rates in the near term, but at a much slower pace than the market seems to be anticipating.

IN CONCLUSION

  We thank you for your continued investment in Government Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Thomas F. Musmanno
Thomas F. Musmanno
Vice President and Co-Portfolio Manager

-s- Frank Viola
Frank Viola
Vice President and Co-Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           -0.50%
--------------------------------------------------------------------------
Five Years Ended 6/30/04                                         +6.16
--------------------------------------------------------------------------
Ten Years Ended 6/30/04                                          +6.44
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF JUNE 30, 2004                                           TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +0.36%         -0.50%          2.78%
--------------------------------------------------------------------------------------------------------
Citigroup Government/Mortgage Index**                            +0.26          +0.34             --
--------------------------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

                                      FACE
                                    AMOUNT              U.S. GOVERNMENT & AGENCY OBLIGATIONS               VALUE
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS+--51.6%
                                                Federal Home Loan Mortgage Corporation(a):
                              $ 13,433,555        Series 2564, Class OF, 1.539% due 2/15/2026........  $  13,448,486
                                12,785,340        Series 2594, Class DF, 1.539% due 12/15/2027.......     12,804,310
                                12,327,936        Series 2614, Class EF, 1.639% due 12/15/2017.......     12,353,400
                                                Federal National Mortgage Association:
                               107,740,686        ACES, Series 2002-M1, Class X, 1.201% due
                                                  5/25/2032(c).......................................      4,104,996
                                47,343,772        ACES, Series 2002-M2, Class N, 1.532% due
                                                  8/25/2012(c).......................................      4,418,689
                                56,305,687        ACES, Series 2003-M1, Class X, 1.099% due
                                                  2/25/2033(c).......................................      2,627,009
                               129,962,309        Grantor Trust, Series 2003-T, Class1 IO, 0.546% due
                                                  11/25/2012(c)......................................      4,845,372
                                 5,429,925        Series 2003-27, Class FP, 1.60% due 6/25/2028(a)...      5,452,840
                                 8,426,618        Series 2003-33, Class LF, 1.65% due 7/25/2017(a)...      8,442,937
                                10,629,969        Series 2003-34, Class FS, 1.70% due 1/25/2032(a)...     10,613,252
                                 6,844,825        Series 2003-41, Class YF, 1.60% due 6/25/2028(a)...      6,855,188
                                 7,184,179        Series 2003-48, Class HA, 3.50% due 11/25/2017.....      6,988,055
                                 5,181,474        Whole Loan, Series 2002-W11, Class AV1, 1.47% due
                                                  11/25/2032(a)......................................      5,185,907
                                 6,827,860        Whole Loan, Series 2003-W16, Class AF1, 1.39% due
                                                  2/25/2023(a).......................................      6,829,954
                                                Government National Mortgage Association:
                                 6,700,000        Series 2002-83, Class B, 4.695% due 12/16/2024.....      6,645,117
                                60,112,128        Series 2002-83, Class IO, 1.574% due
                                                  10/16/2042(c)......................................      3,679,812
                                 5,600,000        Series 2002-94, Class D, 5.045% due 11/16/2028.....      5,495,749
                                87,111,158        Series 2002-94, Class XB, 2.349% due
                                                  11/16/2007(c)......................................      2,734,419
                                 7,000,000        Series 2003-17, Class C, 4.825% due 7/16/2031......      6,604,031
                                95,945,067        Series 2003-17, Class IO, 1.24% due 3/16/2043(c)...      5,983,940
                                 6,217,292        Series 2003-49, Class C, 4.485% due 10/16/2033.....      5,626,480
                               129,518,158        Series 2003-59, Class XB, 2.364% due
                                                  7/16/2010(c).......................................      7,559,832
                                13,250,000        Series 2003-108, Class C, 4.919% due 2/16/2034.....     13,085,261
                                43,845,258        Series 2003-109, Class IO, 1.098% due
                                                  11/16/2043(c)......................................      2,510,584
                                29,609,403        Series 2004-9, Class IO, 1.383% due 3/16/2034(c)...      1,865,537
                                55,819,587        Series 2004-10, Class IO, 1.064% due
                                                  1/16/2044(c).......................................      3,113,684
                                45,500,000        Series 2004-43, Class IO, 1.121% due
                                                  6/16/2044(c).......................................      2,623,359
                                 3,253,863        Series 2004-43, Class Z, 4.50% due 6/16/2044.......      2,328,546
                                 3,255,052        Series 2004-45, Class Z, 5.751% due 6/16/2045......      3,130,190
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                                (COST--$179,196,966).................................    177,956,936
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION--12.7%
                                                Federal Home Loan Mortgage Corporation--   Gold
                                                Program:
                                 1,352,823        6.50% due 3/01/2016................................      1,429,795
                                 3,044,230        6% due 4/01/2016...................................      3,178,246
                                   978,552        6.50% due 5/01/2016................................      1,034,056
                                 1,863,556        6% due 4/01/2017...................................      1,944,578
                                   706,208        6% due 5/01/2017...................................        736,913
                                 1,183,910        5.50% due 11/01/2017...............................      1,212,679
                                 4,601,600        5% due 7/15/2019...................................      4,603,036
                                        98        6.50% due 7/01/2029................................            102
                                   148,359        7% due 7/01/2029...................................        157,058
                                    32,223        7.50% due 8/01/2029................................         34,727
                                   328,103        8% due 12/01/2029..................................        356,557
                                   365,652        8% due 4/01/2030...................................        397,061
                                   189,586        8% due 7/01/2030...................................        205,872
                                 1,490,119        7% due 3/01/2031...................................      1,575,738
                                    21,591        7.50% due 9/01/2031................................         23,254
                                 2,000,000        6% due 6/01/2034...................................      2,045,202

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                      FACE
                                    AMOUNT        U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)         VALUE
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION
(CONCLUDED)
                              $ 13,438,153        5.50% due 7/15/2034................................  $  13,375,155
                                11,312,300        6% due 7/15/2034...................................     11,549,157
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
                                                (COST--$43,270,855)..................................     43,859,186
---------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION--7.4%
                                                Federal National Mortgage Association:
                                 1,125,596        8% due 4/01/2008...................................      1,192,930
                                   869,642        5.50% due 12/01/2017...............................        891,980
                                   570,490        4.50% due 9/01/2018................................        558,999
                                 4,244,936        5% due 7/15/2019...................................      4,248,918
                                   945,286        4.50% due 9/01/2028................................        926,246
                                    73,019        7% due 10/01/2028..................................         77,347
                                   162,383        7% due 12/01/2028..................................        172,009
                                    28,149        7% due 2/01/2029...................................         29,800
                                   246,594        7% due 3/01/2029...................................        261,054
                                   386,238        7% due 5/01/2029...................................        408,888
                                   111,314        7% due 5/01/2029...................................        117,913
                                 1,326,958        7% due 6/01/2029...................................      1,404,770
                                   362,756        7% due 6/01/2029...................................        384,258
                                   295,303        7% due 7/01/2029...................................        312,620
                                    64,139        7% due 9/01/2029...................................         67,901
                                     5,373        7% due 2/01/2030...................................          5,686
                                    98,379        8% due 2/01/2030...................................        107,087
                                    19,979        8% due 12/01/2030..................................         21,724
                                     2,615        8% due 1/01/2031...................................          2,843
                                   149,192        8% due 2/01/2031...................................        162,217
                                 1,751,680        7.50% due 5/01/2032................................      1,875,029
                                 9,737,668        6.50% due 9/01/2032................................     10,146,532
                                   582,170        8% due 11/01/2032..................................        632,995
                                 1,483,160        6.50% due 2/01/2033................................      1,545,434
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
                                                (COST--$25,247,476)..................................     25,555,180
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION+--24.5%
                                                Government National Mortgage Association:

                                 4,601,000        4.90% due 3/15/2005................................      4,443,393
                                 3,787,342        5% due 11/15/2005..................................      3,658,913
                                 7,952,658        5% due 11/15/2005..................................      7,617,576
                                 6,275,000        5.47% due 12/15/2005...............................      6,229,431
                                 2,778,000        4.55% due 11/15/2006...............................      2,579,743
                                 3,280,000        5.05% due 7/15/2008................................      3,177,867
                                 2,881,000        5.15% due 8/15/2008................................      2,780,764
                                 2,830,000        5.55% due 12/15/2009...............................      2,827,184
                                 5,145,000        5.525% due 12/15/2035..............................      5,098,778
                                12,090,886        5.13% due 4/01/2044................................     11,567,834
                                 6,390,000        5.10% due 10/15/2044...............................      6,243,151
                                 2,122,000        5.25% due 10/15/2044...............................      2,088,837
                                 4,157,000        5.38% due 5/15/2045................................      4,139,333
                                 3,130,000        5.55% due 5/15/2045................................      3,102,704
                                 3,500,000        5.30% due 6/15/2045................................      3,437,847
                                   576,627        5.60% due 8/15/2045................................        571,598
                                 2,533,373        5.60% due 8/15/2045................................      2,523,260
                                10,000,000        5.25% due 9/30/2045................................      9,696,250
                                 2,909,114        5.13% due 3/15/2046................................      2,783,266
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                                                (COST--$89,984,613)..................................     84,567,729
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                      FACE
                                    AMOUNT        U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONCLUDED)         VALUE
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &
NOTES--9.9%
                                                U.S. Treasury Bonds:
                              $  2,590,000        8.125% due 8/15/2019(b)............................  $   3,392,092
                                 8,610,000        7.25% due 8/15/2022................................     10,549,936
                                 8,938,000        6.25% due 8/15/2023................................      9,897,441
                                 7,963,000        5.375% due 2/15/2031...............................      8,031,123
                                 2,000,000      U.S. Treasury Notes, 6.875% due 5/15/2006............      2,152,968
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL U.S. TREASURY BONDS & NOTES
                                                (COST--$33,899,737)..................................     34,023,560
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION          4,252,196      U.S. Treasury Inflation Indexed Notes, 3.50% due
INDEXED NOTES--1.4%                               1/15/2011..........................................      4,721,264
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL U.S. TREASURY INFLATION INDEXED NOTES
                                                (COST--$4,636,917)...................................      4,721,264
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                (COST--$376,236,564)--107.5%.........................    370,683,855
---------------------------------------------------------------------------------------------------------------------
                                                      NON U.S. GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE         90,178,518      CS First Boston Mortgage Securities Corp., Series
OBLIGATIONS+--11.7%                               2003-CPN1 Class ASP, 1.584% due 3/15/2035(c).......      5,828,337
                                13,102,366      Countrywide Home Loans, Series 2003-10 Class A6,
                                                  1.65% due 5/25/2033(a).............................     13,112,367
                                 1,923,789      GMAC Mortgage Corporation Loan Trust, Series
                                                  2003-GH2-A1, 1.50% due 7/25/2012(a)................      1,924,125
                                 7,852,015      GS Mortgage Securities Corp., Series 2003-FL6A, Class
                                                  A1, 1.389% due 11/15/2015(a).......................      7,855,743
                                 3,957,468      Greenwich Capital Commercial Funding Corporation,
                                                  Series 2003-FL1, Class A, 1.681% due 1/05/2006(a)..      3,958,043
                                 5,600,000      Wachovia Bank Commercial Mortgage Trust, Series
                                                  2003-WHL2, Class A3, 1.559% due 6/15/2013(a).......      5,601,112
                                 2,158,842      Washington Mutual, Series 2002-AR19, Class A8, 4.56%
                                                  due 2/25/2033(a)...................................      2,160,591
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL NON U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                (COST--$40,614,722)..................................     40,440,318
---------------------------------------------------------------------------------------------------------------------
                                                                REPURCHASE AGREEMENTS
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--13.8%    17,692,187      Greenwich Capital Markets, Inc., purchased on
                                                  6/23/2004 to yield 1.10% to 7/23/2004, repurchase
                                                  price $17,708,405, collateralized by U.S. Treasury
                                                  Bond, 6.125% due 11/15/2027........................     17,692,187
                                30,000,000      Morgan Stanley & Co., Inc., purchased on 6/30/2004 to
                                                  yield 1.48% to 7/01/2004, repurchase price
                                                  $30,001,233, collateralized by FHARM, 4.32% due
                                                  12/01/2033.........................................     30,000,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL REPURCHASE AGREEMENTS
                                                (COST--$47,692,187)..................................     47,692,187
---------------------------------------------------------------------------------------------------------------------
                                                            SMALL BUSINESS ADMINISTRATION
---------------------------------------------------------------------------------------------------------------------
SMALL BUSINESS                   4,199,652      Small Business Administration Participation
ADMINISTRATION--1.1%                              Certificates, Series 2003-20F, Class 1, 4.07% due
                                                  6/01/2023..........................................      3,889,603
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL SMALL BUSINESS ADMINISTRATION
                                                (COST--$4,199,652)...................................      3,889,603
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                 NUMBER OF
OPTIONS                          CONTRACTS                              ISSUE                              VALUE
---------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%  $        674      Eurodollar Futures, expiring July 2004 at $98.25,
                                                  Broker Credit Suisse First Boston..................  $       4,213
                                       674      ++Eurodollar Futures, expiring July 2004 at $98.50,
                                                  Broker Credit Suisse First Boston..................          4,212
                                        28      ++LIBOR Linked Floor, expiring April 2005 at $.015,
                                                  Broker J.P. Morgan Chase Bank......................            476
                                        52      ++Swaption, expiring August 2004 at $2.25, Broker
                                                  Lehman Brothers Special Finance(d).................         11,700
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL OPTIONS PURCHASED (PREMIUMS PAID--$188,580)....         20,601
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS (COST--$468,931,705)--134.1%.......    462,726,564
---------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                            20      ++CPI Linked Floor, expiring April 1009 at $1.00,
WRITTEN--0.0%                                     Broker Morgan Stanley Capital Services, Inc. ......        (31,200)
                                     1,348      Eurodollar Futures, expiring July 2004 at $98.38,
                                                  Broker Credit Suisse First Boston..................         (8,425)
                                         7      ++Swaption, expiring August 2004 at $5.25, Broker
                                                  Lehman Brothers Special Finance(d).................       (100,750)
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL OPTIONS WRITTEN (PREMIUMS
                                                RECEIVED--$214,395)..................................       (140,375)
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN--NET
                                                (COST--$468,717,310)--134.1%.........................    462,586,189
                                                LIABILITIES IN EXCESS OF OTHER ASSETS--(34.1%).......   (117,677,224)
                                                                                                       -------------
                                                NET ASSETS--100.0%...................................  $ 344,908,965
                                                                                                       =============
---------------------------------------------------------------------------------------------------------------------

+ Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++  One contract represents a notional amount of $1,000,000.

(a)  Floating rate note.

(b) All or a portion of security held as collateral in connection with open financial futures contracts.

(c) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.

(d) This European style swaption, which can be exercised only to the expiration date, represents a standby commitment whereby the Fund is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-------------------------------------------------------------------------------------
                                                                  NET        DIVIDEND
AFFILIATE                                                      ACTIVITY       INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund....................   (8,155,000)    $6,983
-------------------------------------------------------------------------------------

Financial futures contracts sold as of June 30, 2004 were as follows:

-------------------------------------------------------------------------------------------
NUMBER OF                                                                       UNREALIZED
CONTRACTS                 ISSUE                 EXPIRATION DATE  FACE VALUE    DEPRECIATION
-------------------------------------------------------------------------------------------
216...         10-Year U.S. Treasury Notes      September 2004   $23,423,857      $(192,263)
-------------------------------------------------------------------------------------------

Covered short sales entered into as of June 30, 2004 were as follows:

----------------------------------------------
SHARES              ISSUE            VALUE
----------------------------------------------
16,250,000.. U.S. Treasury Bonds  $(17,807,075)
----------------------------------------------
TOTAL (PROCEEDS--$17,470,020)...  $(17,807,075)
                                  ============
----------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)
--------------------------------------------------------------------------------

Swap contracts outstanding as of June 30, 2004 are as follows:

-----------------------------------------------------------------------------------------------------
                                                               NOTIONAL      UNREALIZED APPRECIATION/
                                                                AMOUNT             DEPRECIATION
-----------------------------------------------------------------------------------------------------
Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of 4.83% interest Broker, J.P. Morgan Chase
  Bank Expires May 2014.....................................  $75,800,000           $1,519,019
Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of 4.12% interest Broker, J.P. Morgan Chase
  Bank Expires May 2009.....................................  $13,150,000               71,710
Receive a variable rate equal to 3-month USD LIBOR and pay a fixed rate of 3.25% interest Broker, Lehman Brothers
  Special Finance Expires May 2007..........................  $ 6,500,000               50,630
Pay 3.50% on TIPS adjusted principal and receive a fixed
  rate of 4.17% interest Broker, Morgan Stanley Capital
  Services Inc. Expires January 2011........................  $ 4,725,000              (48,528)
Receive a variable return based on 3-month USD LIBOR, plus
  .42% which is capped at a fixed coupon of 8% and callable
  quarterly beginning September 2004 and pay a floating rate based on 3-month USD LIBOR Broker, J.P. Morgan Chase Bank
  Expires March 2010........................................  $10,000,000               (1,033)
Receive a variable rate equal to Lehman Brothers CMBS AAA
  Index Total Return and pay floating rate based on 1-month
  USD LIBOR, minus .55% Broker, Lehman Brothers Special
  Finance Expires September 2004............................  $33,000,000                   --
Receive a variable rate equal to Lehman Brothers U.S.
  Treasury Index Total Return and pay a floating rate based
  on 1-month USD LIBOR, minus .20% Broker, Lehman Brothers
  Special Finance Expires December 2004.....................  $28,000,000                   --
Receive a variable rate equal to Lehman Brothers MBS Fixed
  Rate Index Total Return and pay a floating rate based on
  1-month USD LIBOR, minus .15% Broker, Lehman Brothers
  Special Finance Expires September 2004....................  $10,000,000                   --
Receive a variable rate equal to Lehman Brothers U.S.
  Treasury Index Total Return and pay a floating rate based
  on 1-month USD LIBOR, minus .20% Broker, Lehman Brothers
  Special Finance Expires August 2004.......................  $24,500,000                   --
Receive a variable rate equal to Lehman Brothers MBS Fixed
  Rate Index Total Return and pay a floating rate based on
  1-month USD LIBOR, minus .17% Broker, UBS Warburg Expires
  November 2004.............................................  $16,800,000                   --
Receive a variable rate equal to Lehman Brothers CMBS
  Investment Grade Spread Return and pay a floating rate
  based on 1-month USD LIBOR, minus .65% Broker, Deutsche
  Bank AG London Expires October 2004.......................  $ 8,000,000                   --
Receive a variable rate equal to Lehman Brothers MBS Fixed
  Rate Index Total Return and pay a floating rate based on
  1-month USD LIBOR, minus .16% Broker, UBS Warburg Expires
  August 2004...............................................  $26,000,000                   --
Sold credit default protection on Capital One Multi-Asset
  Execution Trust and receive .75% interest Broker, Deutsche
  Bank AG London Expires March 2011.........................  $ 2,000,000               (5,666)
-----------------------------------------------------------------------------------------------------
TOTAL.......................................................                        $1,586,132
                                                                                    ==========
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments, in unaffiliated securities, at value
  (identified cost--$468,743,125)...........................                  $462,705,963
Options purchased, at value (premiums paid--$188,580).......                        20,601
Unrealized appreciation on swaps............................                     1,640,326
Receivables:
  Interest..................................................  $ 19,174,260
  Swaps.....................................................       266,786
  Capital shares sold.......................................       282,146      19,723,192
                                                              ------------
Prepaid expenses............................................                         3,350
                                                                              ------------
Total assets................................................                   484,093,432
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
U.S. Treasury Bonds sold short, at market value
  (proceeds--$17,470,020)...................................                    17,807,075
Reverse repurchase agreements...............................                    18,059,487
Options written, at value (premiums received--$214,395).....                       140,375
Unrealized depreciation on swaps............................                        54,194
Payables:
  Securities purchased......................................   101,707,359
  Custodian bank............................................       972,036
  Capital shares redeemed...................................       197,060
  Variation margin..........................................       155,250
  Investment adviser........................................        23,506
  Other affiliates..........................................         4,871
  Interest on loans.........................................         4,135     103,064,217
                                                              ------------
Accrued expenses and other liabilities......................                        59,119
                                                                              ------------
Total liabilities...........................................                   139,184,467
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $344,908,965
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized+........................................                  $  3,290,356
Paid-in capital in excess of par............................                   343,727,544
Undistributed investment income--net........................  $    126,805
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................     2,837,746
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................    (5,073,486)
                                                              ------------
Total accumulated losses--net...............................                    (2,108,935)
                                                                              ------------
NET ASSETS..................................................                  $344,908,965
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $344,908,965 and 32,903,558
  shares outstanding........................................                  $      10.48
                                                                              ============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares, respectively.

++ The Fund had no outstanding shares for Class II or Class III as of June 30,
   2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                 $ 6,744,896
Securities lending--net.....................................                       6,983
                                                                             -----------
Total income................................................                   6,751,879
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   944,770
Interest expense............................................       82,397
Accounting services.........................................       66,350
Custodian fees..............................................       20,546
Professional fees...........................................       18,234
Printing and shareholder reports............................       18,220
Directors' fees and expenses................................       11,919
Pricing services............................................        6,475
Transfer agent fees.........................................        2,590
Other.......................................................       14,544
                                                              -----------
Total expenses..............................................                   1,186,045
                                                                             -----------
Investment income--net......................................                   5,565,834
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................    1,741,810
  Foreign currency transactions--net........................          (27)     1,741,783
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (5,359,547)
  Foreign currency transactions--net........................          753     (5,358,794)
                                                              -----------    -----------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                  (3,617,011)
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 1,948,823
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2004    DECEMBER 31, 2003
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  5,565,834       $  17,821,674
Realized gain on investments and foreign currency
  transactions--net.........................................     1,741,783           9,146,917
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    (5,358,794)        (14,825,160)
                                                              ------------       -------------
Net increase in net assets resulting from operations........     1,948,823          12,143,431
                                                              ------------       -------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (5,432,533)        (19,097,124)
Realized gain on investments--net:
  Class I...................................................            --         (12,287,843)
                                                              ------------       -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (5,432,533)        (31,384,967)
                                                              ------------       -------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (66,174,822)       (151,979,630)
                                                              ------------       -------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (69,658,532)       (171,221,166)
Beginning of period.........................................   414,567,497         585,788,663
                                                              ------------       -------------
End of period*..............................................  $344,908,965       $ 414,567,497
                                                              ============       =============
------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $    126,805       $      (6,496)
                                                              ============       =============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                     CLASS I
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         -------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                       FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,+
                                                      MONTHS ENDED     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:               JUNE 30, 2004      2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $  10.59       $  11.06    $  10.67    $  10.54    $  10.03
                                                        --------       --------    --------    --------    --------
Investment income--net***...........................         .16            .37         .48         .55         .64
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net............        (.12)          (.15)        .50         .17         .47
                                                        --------       --------    --------    --------    --------
Total from investment operations....................         .04            .22         .98         .72        1.11
                                                        --------       --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net............................        (.15)          (.39)       (.44)       (.55)       (.60)
  Realized gain on investments--net.................          --           (.30)       (.15)       (.04)         --
                                                        --------       --------    --------    --------    --------
Total dividends and distributions...................        (.15)          (.69)       (.59)       (.59)       (.60)
                                                        --------       --------    --------    --------    --------
Net asset value, end of period......................    $  10.48       $  10.59    $  11.06    $  10.67    $  10.54
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................        .36%++        2.07%       9.78%       7.04%      11.50%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expense................        .58%*          .58%        .58%        .59%        .57%
                                                        ========       ========    ========    ========    ========
Expenses............................................        .63%*          .59%        .58%        .59%        .57%
                                                        ========       ========    ========    ========    ========
Investment income--net..............................       2.94%*         3.39%       4.40%       5.13%       6.26%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $344,909       $414,567    $585,789    $473,765    $332,219
                                                        ========       ========    ========    ========    ========
Portfolio turnover..................................      82.04%        212.80%     208.26%     155.31%      70.01%
                                                        ========       ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Government Bond V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be

--------------------------------------------------------------------------------

valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

  When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

  (c) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Reverse repurchase agreements--The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would be able to terminate the repurchase agreement.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

--------------------------------------------------------------------------------

  (h) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within three business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (j) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $1,759 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2004, the Fund reimbursed MLIM $4,143 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $359,977,548 and $383,876,703, respectively.

  Net realized gains(losses) for the six months ended June 30, 2004 and net unrealized appre-

--------------------------------------------------------------------------------

ciation/depreciation as of June 30, 2004 were as follows:

----------------------------------------------------------------------
                                                          Unrealized
                                           Realized      Appreciation/
                                        Gains (Losses)   Depreciation
----------------------------------------------------------------------
Long-term investments.................   $(1,071,932)     $(6,037,162)
Options purchased.....................        12,654         (167,979)
Options written.......................       (38,961)          74,020
Financial futures contracts...........       180,672         (192,263)
Swaps.................................     2,659,377        1,586,132
Short Sales...........................            --         (337,055)
Foreign currency transactions.........           (27)             821
                                         -----------      -----------
Total.................................   $ 1,741,783      $(5,073,486)
                                         ===========      ===========
----------------------------------------------------------------------

  Transactions in options written for the six months ended June 30, 2004 were as follows:

-------------------------------------------------------------------
                                              Number of   Premiums
            Call Options Written              Contracts   Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of period..................................        3     $  16,665
Options written.............................    1,682       625,494
Options closed..............................      (20)     (350,258)
Options expired.............................     (290)      (77,506)
                                                -----     ---------
Outstanding call options written, end of
 period.....................................    1,375     $ 214,395
                                                =====     =========
-------------------------------------------------------------------

-------------------------------------------------------------------
                                               Number of   Premiums
Put Options Written                            Contracts   Received
-------------------------------------------------------------------
Outstanding put options written, beginning of
 period......................................       3      $ 16,665
Options written..............................      38        24,795
Options expired..............................     (41)      (41,460)
                                                  ---      --------
Outstanding put options written, end of
 period......................................      --      $     --
                                                  ===      ========
-------------------------------------------------------------------

  At June 30, 2004, net unrealized depreciation for federal income tax purposes aggregated $6,550,586, of which $2,753,367 related to appreciated securities and $9,303,953 related to depreciated securities. At June 30, 2004, the aggregate cost of investments, net of options written, for federal income tax purposes was $451,329,700.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets resulting from capital share transactions were $66,174,822 and $151,979,630 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

  Transactions in capital shares were as follows:

------------------------------------------------------------------
Class I Shares For the Six                               Dollar
Months Ended June 30, 2004                 Shares        Amount
------------------------------------------------------------------
Shares sold............................     484,540   $  5,196,004
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................     511,992      5,432,533
                                         ----------   ------------
Total issued...........................     996,532     10,628,537
Shares redeemed........................  (7,227,101)   (76,803,359)
                                         ----------   ------------
Net decrease...........................  (6,230,569)  $(66,174,822)
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares For the Year                             Dollar
Ended December 31, 2003                  Shares         Amount
------------------------------------------------------------------
Shares sold..........................    2,616,943   $  28,860,715
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................    2,896,853      31,384,967
                                       -----------   -------------
Total issued.........................    5,513,796      60,245,682
Shares redeemed......................  (19,361,464)   (212,225,312)
                                       -----------   -------------
Net decrease.........................  (13,847,668)  $(151,979,630)
                                       ===========   =============
------------------------------------------------------------------

5. REVERSE REPURCHASE AGREEMENTS:

  For the six months ended June 30, 2004, the average amount borrowed under reverse repurchase agreements was approximately $15,588,000 and the daily weighted average interest rate was 1.06%.

6. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

7. DISTRIBUTION TO SHAREHOLDERS:

The Fund paid an ordinary income dividend in the amount of $.296307 per share on July 1, 2004 to shareholders of record on June 30, 2004.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:
  For the six-month period ended June 30, 2004, High Current Income V.I. Fund's Class I Shares had a total return of +2.74%. This compared favorably to the +2.47% return of the Fund's benchmark, the unmanaged Credit Suisse First Boston
(CSFB) High Yield Index, and the +1.15% average return of the Lipper High Current Yield Funds category for the same period. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions, but the funds tend to invest in lower-grade debt issues.)

  Favorable security selection outweighed adverse sector allocation decisions for the period, contributing to the Fund's favorable relative performance. In particular, security selection was strong in the airlines, paper and packaging sectors. Our avoidance of unsecured airline paper proved beneficial, as many of these bonds declined precipitously during the period in response to rising fuel prices and continued financial distress at several large carriers.

  As for sector allocation, our overweight position in airlines proved detrimental to performance, as the entire sector weakened owing to the factors cited above. Our average cash position of about 5% during the period was also a drag on performance. In contrast, our underweight in telecommunications aided returns, as the competitive environment in this sector has become more intense with the recent emergence of MCI, Inc. from bankruptcy. Overweight positions in steel and manufacturing also boosted returns, as both sectors are benefiting from the strengthening economy.

  At the individual issuer level, the bonds of Consolidated Container Company and Energy Corp. of America rose significantly during the period. Both companies reported improved earnings, and Consolidated Container also completed a new senior bond issue that eliminated bank amortization concerns. On the downside, the bonds of packaging manufacturer Tekni-Plex, Inc. traded off from well over par, due to concerns over high resin costs. The bonds of Trico Marine Services (a small Fund holding) fell sharply during the period, as this supply boat company defaulted. We are evaluating the potential for bondholder recovery in this restructuring.

INVESTMENT ENVIRONMENT

  The six-month period was a volatile one for the high yield asset class. The period saw heavy mutual fund outflows, a sharp sell-off in the U.S. Treasury market in April, and a large new-issue calendar. Offsetting these negative factors were a declining default rate, healthy economic data (particularly in the industrial sector) and modestly rising equity markets. Against this backdrop, the spread of the CSFB High Yield Index over U.S. Treasury issues narrowed to 456 basis points (4.56%), in from 486 basis points at year-end 2003. As was the case in 2003, the lowest tier of the credit universe--those securities in the CCC and distressed rating categories--recorded the best total return for the period.

  The period started off well, with three straight months of positive returns, as the strong momentum from the fourth quarter of 2003 continued into the new year. The picture changed abruptly in late April, as the Treasury market decline coupled with heavy new-issue supply and large mutual fund redemptions proved to be a lethal mix for the high yield market. Perhaps spurred by May's correction and continued solid economic numbers, flows into high yield mutual funds turned positive in June, and the market posted a healthy return of +1.55%, as measured by the CSFB High Yield Index, for the month.

  We expect that U.S. economic growth will moderate in the latter half of the year, owing to a confluence of negative factors--sustained high oil prices, rising interest rates and heightened geopolitical concerns. Nevertheless, we expect the default rate to continue to decline, reflecting the overall improvement in market credit quality due to recent trends in new issuance and the healthy economy. In addition, the distressed debt proportion of the high yield universe has shrunk dramatically since mid-2002. Finally, we expect lower-tier credits will continue to have access to the capital markets, thus enabling refinancing and/or debt paydowns. Moody's Investors Service reported that the global speculative-grade default rate for the 12 months ended June 30, 2004, declined to 3.3%. The agency projects that the default rate will decline to 2.8% by the end of 2004. We believe that declining default risk will be a key driver of the market's return for the second half. While said return is likely to be modest (low-to-mid single digits), we expect that high yield will be one of the best-performing fixed income asset classes, given the sector's historically low correlation with Treasuries.

PORTFOLIO ACTIVITY

  We selectively participated in the new-issue market, which was quite active during the period

--------------------------------------------------------------------------------

as issuers sought to take advantage of the low interest rate environment. Among our larger purchases were two tranches of bonds of Nalco Company (a global producer of water treatment and process chemicals), a zero-coupon bond of Pliant Corporation (a privately held flexible packaging manufacturer), Solo Cup Company, CSC Holdings, Inc. (a major cable operator in the New York City area) and Emmis Operating Company (a radio and TV broadcaster). On the sell side, we took advantage of the strong market and disposed of a number of positions for relative value reasons. Major sales included the bonds of two paper companies, Abitibi-Consolidated Inc. and Bowater Incorporated; L-3 Communications Corporation (a defense contractor); and two emerging markets issuers, SABESP and Petrobras International Finance Company. We also liquidated distressed positions in Doman Industries Limited and Ormet Corporation.

  The Fund's industry weightings changed modestly during the period. Consumer products and manufacturing increased, largely reflecting new-issue purchases. U.S. cable declined significantly because of the redemption of a preferred stock of CSC Holdings. This security had been one of the Fund's largest holdings. Our exposure to the paper sector also declined materially, reflecting a tender (Ainsworth Lumber Company) and sales of several high-quality names for relative value reasons and one distressed credit (Doman Industries). Our wireless weight also declined, again reflecting sales for relative value reasons and our concerns about increasing competition.

  Our heaviest overweights relative to the Index are in packaging, manufacturing and chemicals. We favor packaging for its stable end markets. We have trimmed some positions for relative value reasons and because of our concerns over possible margin erosion due to high resin prices. We are overweight in manufacturing, as we feel the industrial economy continues to have positive momentum based on recent Institute for Supply Management data. Finally, we like chemicals, as we feel fundamentals in this sector are improving. Importantly, we hold a number of specialty producers, which tend to be less cyclical. We are underweight in healthcare and information technology, as we feel both sectors offer poor relative value in light of the risks (that is, government reimbursement in the case of healthcare and rapid technological change in information technology).

  As can be seen by our purchase activity, we strive to diversify our holdings across a number of sectors. We prefer issuers that are leaders in their industries. As of June 30, 2004, the Fund's average credit rating was B as measured by Standard & Poor's, comparable to the average rating of our benchmark. The Fund's cash position was approximately 4% at the close of the period.

IN CONCLUSION

  We thank you for your continued investment in High Current Income V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Robert F. Murray
Robert F. Murray
Vice President and Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
---------------------------------------------------------------------
One Year Ended 6/30/04                                        +13.33%
---------------------------------------------------------------------
Five Years Ended 6/30/04                                      +  5.13
---------------------------------------------------------------------
Ten Years Ended 6/30/04                                       +  6.38
---------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                              6-MONTH         12-MONTH      STANDARDIZED
AS OF JUNE 30, 2004                                         TOTAL RETURN    TOTAL RETURN    30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                +2.74%          +13.33%          7.70%
--------------------------------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index**                  +2.47           +11.75             --
--------------------------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** This unmanaged market-weighted Index is comprised of 1,637 high yield debt securities rated BBB or lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
INDUSTRY+                  RATINGS    RATINGS      AMOUNT                      CORPORATE BONDS                   VALUE
--------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.7%   B          B3        $   250,000      Argo-Tech Corporation, 9.25% due
                                                                    6/01/2011(e)............................  $    257,500
                            B+         B1          1,600,000      Armor Holdings, Inc., 8.25% due
                                                                    8/15/2013...............................     1,712,000
                            B          B2            450,000      DRS Technologies, Inc., 6.875% due
                                                                    11/01/2013..............................       438,750
                            B          B3            250,000      Hexcel Corporation, 9.875% due
                                                                    10/01/2008..............................       274,375
                            B          B3            400,000      K & F Industries, Inc., 9.625% due
                                                                    12/15/2010..............................       438,500
                            BB-        Ba3           750,000      L-3 Communications Corporation, 6.125% due
                                                                    7/15/2013...............................       723,750
                            B-         B3            400,000      TD Funding Corp., 8.375% due 7/15/2011....       406,000
                            B          B2          1,075,000      The Titan Corporation, 8% due
                                                                    5/15/2011(e)............................     1,085,750
                                                                                                              ------------
                                                                                                                 5,336,625
--------------------------------------------------------------------------------------------------------------------------
AIRLINES--1.5%              BB         B1          2,500,000      American Airlines, Inc., 7.80% due
                                                                    10/01/2006..............................     2,285,784
                            BB-        B2          2,839,684      Continental Airlines, Inc., 7.033% due
                                                                    6/15/2011...............................     2,300,968
                                                                                                              ------------
                                                                                                                 4,586,752
--------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.4%            CCC+       B3            400,000      Advanced Accessory Systems, 10.75% due
                                                                    6/15/2011...............................       388,000
                            B          B3          1,650,000      Asbury Automotive Group, Inc., 8% due
                                                                    3/15/2014...............................     1,575,750
                            B-         B3          1,000,000      Autocam Corporation, 10.875% due
                                                                    6/15/2014(e)............................       970,000
                            BBB-       Ba2           750,000      AutoNation, Inc., 9% due 8/01/2008........       847,500
                            B-         B3            250,000      Keystone Automotive Operations, Inc.,
                                                                    9.75% due 11/01/2013(e).................       267,500
                                                                  Metaldyne Corporation:
                            B          Caa1        1,805,000        11% due 6/15/2012.......................     1,534,250
                            B          B3          1,000,000        10% due 11/01/2013(e)...................       980,000
                            BB-        B1            446,000      TRW Automotive Inc., 9.375% due
                                                                    2/15/2013...............................       502,865
                            B-         B2            375,000      Tenneco Automotive Inc., 10.25% due
                                                                    7/15/2013...............................       423,750
                                                                                                              ------------
                                                                                                                 7,489,615
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING--2.3%          B-         B2          2,150,000      Emmis Operating Company, 6.875% due
                                                                    5/15/2012(e)............................     2,107,000
                            B+         Ba3           500,000      Entercom Radio, LLC, 7.625% due
                                                                    3/01/2014...............................       516,875
                            B-         B3          1,750,000      NextMedia Operating, Inc., 10.75% due
                                                                    7/01/2011...............................     1,953,438
                            B-         B3            972,000      Salem Communications Holding Corporation,
                                                                    9% due 7/01/2011........................     1,054,620
                            B          B2          1,000,000      Sinclair Broadcast Group, Inc., 8% due
                                                                    3/15/2012...............................     1,022,500
                            B          B2            675,000      Young Broadcasting Inc., 8.50% due
                                                                    12/15/2008(e)...........................       710,438
                                                                                                              ------------
                                                                                                                 7,364,871
--------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.5%  NR*        Ca          1,000,000      Cable Satisfaction International, Inc.,
                                                                    12.75% due 3/01/2010 (Convertible)(c)...       190,000
                            B          B3          1,000,000      Kabel Deutschland GmbH, 10.625% due
                                                                    7/01/2014(e)............................     1,027,500
                            B-         B3            325,000      NTL Cable PLC, 8.75% due 4/15/2014(e).....       333,125
                                                                                                              ------------
                                                                                                                 1,550,625
--------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--1.7%           CCC-       Caa1          409,637      Avalon Cable LLC, 11.875% due
                                                                    12/01/2008..............................       434,215
                            BB-        B1          2,200,000      CSC Holdings, Inc., 6.75% due
                                                                    4/15/2012(e)............................     2,112,000
                            CCC-       Ca          1,000,000      Charter Communications Holdings, LLC,
                                                                    10.75% due 10/01/2009...................       840,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
INDUSTRY+                  RATINGS    RATINGS      AMOUNT                      CORPORATE BONDS                   VALUE
--------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.
(CONCLUDED)
                            CCC-       Caa1      $ 1,500,000      Charter Communications Holdings II, LLC,
                                                                    10.25% due 9/15/2010....................  $  1,511,340
                            B          B2            475,000      Inmarsat Finance PLC, 7.625% due
                                                                    6/30/2012(e)............................       459,563
                                                                                                              ------------
                                                                                                                 5,357,118
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS--9.5%             B-         B3          1,300,000      BCP Caylux Holdings Luxembourg SCA, 9.625%
                                                                    due 6/15/2014(e)........................     1,347,125
                            NR*        NR*         2,000,000      Braskem SA, 12.50% due 11/05/2008(e)......     1,960,000
                            B          B2          2,000,000      Ethyl Corporation, 8.875% due 5/01/2010...     2,110,000
                            CCC+       NR*           900,000      HMP Equity Holdings Corporation, 14.939%
                                                                    due 5/15/2008(d)........................       522,000
                            NR*        B3            750,000      Hanna (M.A.) Company, 6.875% due
                                                                    12/01/2004..............................       752,813
                            B-         B3          1,400,000      Huntsman International LLC, 9.875% due
                                                                    3/01/2009...............................     1,512,000
                            BB-        B1            500,000      ISP Chemco Inc., 10.25% due 7/01/2011.....       556,250
                            B+         B1            675,000      Invista, 9.25% due 5/01/2012(e)...........       678,375
                            BB-        Ba3         1,000,000      MacDermid, Inc., 9.125% due 7/15/2011.....     1,115,000
                            BBB-       Ba1         1,500,000      Methanex Corporation, 8.75% due
                                                                    8/15/2012...............................     1,687,500
                            BB+        Ba2         1,900,000      NOVA Chemicals Corporation, 6.50% due
                                                                    1/15/2012...............................     1,871,500
                                                                  Nalco Company(e):
                            B-         B2            500,000        7.75% due 11/15/2011....................       523,750
                            B-         Caa1          425,000        8.875% due 11/15/2013...................       445,188
                            B-         Caa2        5,000,000      Nalco Finance Holdings Inc., 9.139% due
                                                                    2/01/2014(d)(e).........................     3,312,500
                            NR*        NR*           850,668      Noveon International, Inc., 13% due
                                                                    8/31/2011(a)............................       901,708
                            BB-        B2          2,400,000      Omnova Solutions Inc., 11.25% due
                                                                    6/01/2010...............................     2,616,000
                            B+         B3          1,250,000      PolyOne Corporation, 10.625% due
                                                                    5/15/2010...............................     1,325,000
                            CCC+       B3          2,500,000      Rhodia SA, 7.625% due 6/01/2010(e)........     2,262,500
                            B-         B3          1,250,000      Rockwood Specialties Group, Inc., 10.625%
                                                                    due 5/15/2011...........................     1,331,250
                            B-         Caa1        1,175,000      Terra Capital, Inc., 11.50% due
                                                                    6/01/2010...............................     1,286,625
                            B-         B3            300,000      United Agri Products, Inc., 8.25% due
                                                                    12/15/2011(e)...........................       334,500
                            B+         Ba3         1,475,000      Westlake Chemical Corporation, 8.75% due
                                                                    7/15/2011...............................     1,600,375
                                                                                                              ------------
                                                                                                                30,051,959
--------------------------------------------------------------------------------------------------------------------------
CONSUMER--                  B-         Caa1          325,000      Simmons Company, 7.875% due 1/15/2014.....       331,500
DURABLES--0.3%              B          B2            610,000      Tempur-Pedic, Inc., 10.25% due 8/15/2010..       687,775
                                                                                                              ------------
                                                                                                                 1,019,275
--------------------------------------------------------------------------------------------------------------------------
CONSUMER-- NON-             B-         B3            250,000      American Achievement Corporation, 8.25%
DURABLES--3.7%                                                      due 4/01/2012(e)........................       253,750
                            B-         B3            650,000      Amscan Holdings, Inc., 8.75% due
                                                                    5/01/2014(e)............................       638,625
                            B          B1          1,325,000      Armkel LLC/Armkel Finance, 9.50% due
                                                                    8/15/2009...............................     1,447,562
                            B-         B2          2,525,000      Chattem, Inc., 7% due 3/01/2014...........     2,424,000
                            B-         B3            775,000      Elizabeth Arden, Inc., 7.75% due
                                                                    1/15/2014...............................       788,562
                            B          B3            325,000      Hines Nurseries, Inc., 10.25% due
                                                                    10/01/2011..............................       354,250
                            BB         Ba3           250,000      K2 Inc., 7.375% due 7/01/2014(e)..........       254,375
                            B+         B2            300,000      North Atlantic Trading Company, Inc.,
                                                                    9.25% due 3/01/2012(e)..................       290,250
                            B          B2          1,500,000      Playtex Products, Inc., 8% due
                                                                    3/01/2011(e)............................     1,561,875

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
INDUSTRY+                  RATINGS    RATINGS      AMOUNT                      CORPORATE BONDS                   VALUE
--------------------------------------------------------------------------------------------------------------------------
CONSUMER--NON-DURABLES
(CONCLUDED)
                            B-         B3        $ 3,000,000      Solo Cup Company, 8.50% due
                                                                    2/15/2014(e)............................  $  2,790,000
                            B-         B3            750,000      United Industries Corporation, 9.875% due
                                                                    4/01/2009...............................       780,000
                                                                                                              ------------
                                                                                                                11,583,249
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--6.4%     B          B2            625,000      Cadmus Communications Corporation, 8.375%
                                                                    due 6/15/2014(e)........................       625,000
                                                                  Dex Media East LLC:
                            B          B3            400,000        9.875% due 11/15/2009...................       449,000
                            B          Caa1          500,000        12.125% due 11/15/2012..................       583,750
                            B          Caa2          700,000      Dex Media, Inc., 8% due 11/15/2013(e).....       672,000
                                                                  Dex Media West LLC:
                            B          B3          2,800,000        8.50% due 8/15/2010.....................     3,052,000
                            B          Caa1        1,525,000        9.875% due 8/15/2013....................     1,673,687
                            B          B2          2,100,000      Houghton Mifflin Company, 8.25% due
                                                                    2/01/2011...............................     2,100,000
                            B          Ba3           500,000      Lamar Media Corporation, 7.25% due
                                                                    1/01/2013...............................       508,750
                            BBB-       Baa3        1,000,000      Liberty Media Corporation, 0.75% due
                                                                    3/30/2023 (Convertible).................     1,141,250
                            B          B3          1,700,000      Mail-Well I Corporation, 7.875% due
                                                                    12/01/2013(e)...........................     1,547,000
                            CCC+       Caa1          800,000      Nebraska Book Company, Inc., 8.625% due
                                                                    3/15/2012...............................       784,000
                            B          B1            385,000      PEI Holdings, Inc., 11% due 3/15/2010.....       446,600
                            B          B3          2,000,000      PRIMEDIA Inc., 7.625% due 4/01/2008.......     1,980,000
                            B+         B2            550,000      R.H. Donnelley Financial Corporation I,
                                                                    10.875% due 12/15/2012(e)...............       638,000
                            BB-        Ba3         1,375,000      The Reader's Digest Association, Inc.,
                                                                    6.50% due 3/01/2011.....................     1,342,344
                            B-         B2          1,000,000      Universal City Development Partners, Ltd.,
                                                                    11.75% due 4/01/2010....................     1,157,500
                            B-         B3            400,000      Warner Music Group, 7.375% due
                                                                    4/15/2014(e)............................       386,000
                            BB-        B1            971,000      Yell Finance BV, 10.75% due 8/01/2011.....     1,119,078
                                                                                                              ------------
                                                                                                                20,205,959
--------------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &       B          B2            450,000      Encore Acquisition Company, 6.25% due
PRODUCTION--1.9%                                                    4/15/2014(e)............................       423,000
                                                                  Plains Exploration & Production Company:
                            B          NR*         1,500,000        8.75% due 7/01/2012.....................     1,635,000
                            BB-        Ba2           375,000        7.125% due 6/15/2014(e).................       381,563
                                                                  Tri-Union Development Corporation(c):
                            D          NR*         1,701,000        12.50% due 6/01/2006....................     1,275,750
                            D          Caa2          125,000        12.50% due 6/01/2006(e).................        93,750
                            BB+        Ba2         2,000,000      Western Oil Sands Inc., 8.375% due
                                                                    5/01/2012...............................     2,170,000
                                                                                                              ------------
                                                                                                                 5,979,063
--------------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--5.8%         BB-        B2          2,400,000      AmeriGas Partners, LP, 8.875% due
                                                                    5/20/2011...............................     2,556,000
                            B          B2            525,000      CHC Helicopter Corporation, 7.375% due
                                                                    5/01/2014(e)............................       515,812
                            NR*        Caa3        3,870,000      Energy Corporation of America, 9.50% due
                                                                    5/15/2007...............................     3,637,800
                            B          B2            650,000      Ferrellgas Partners LP, 8.75% due
                                                                    6/15/2012...............................       693,875
                            B-         B3            737,000      Giant Industries, Inc., 11% due
                                                                    5/15/2012...............................       821,755
                            BB-        B1            735,000      GulfTerra Energy Partners, LP, 8.50% due
                                                                    6/01/2011...............................       795,638
                            B+         B2            250,000      North American Energy Partners, 8.75% due
                                                                    12/01/2011(e)...........................       247,500
                            CCC        B3          2,600,000      Ocean Rig Norway AS, 10.25% due
                                                                    6/01/2008...............................     2,574,000
                            BB         Ba2         1,000,000      Pacific Energy Partners, LP, 7.125% due
                                                                    6/15/2014(e)............................     1,015,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
INDUSTRY+                  RATINGS    RATINGS      AMOUNT                      CORPORATE BONDS                   VALUE
--------------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER
(CONCLUDED)
                            BB-        B1        $ 2,000,000      SESI, LLC, 8.875% due 5/15/2011...........  $  2,155,000
                            B          B3          1,250,000      Star Gas Partners, LP, 10.25% due
                                                                    2/15/2013...............................     1,337,500
                            B          B1          1,500,000      Suburban Propane Partners, LP, 6.875% due
                                                                    12/15/2013..............................     1,450,323
                            D          Ca          1,000,000      Trico Marine Services, Inc., 8.875% due
                                                                    5/15/2012(c)............................       530,000
                                                                                                              ------------
                                                                                                                18,330,203
--------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--3.9%        B          B3            950,000      American Seafoods Group LLC, 10.125% due
                                                                    4/15/2010...............................     1,140,000
                            NR*        NR*           329,669      Archibald Candy Corporation, 10% due
                                                                    11/01/2007(c)...........................       227,472
                                                                  Commonwealth Brands, Inc.(e):
                            NR*        NR*         1,300,000        9.75% due 4/15/2008.....................     1,391,000
                            NR*        NR*         2,000,000        10.625% due 9/01/2008...................     2,140,000
                            B          B2            975,000      Del Monte Corporation, 8.625% due
                                                                    12/15/2012..............................     1,050,562
                            CCC        B2          1,200,000      Doane Pet Care Company, 10.75% due
                                                                    3/01/2010...............................     1,266,000
                            B+         B2            425,000      Dole Food Company, Inc., 8.875% due
                                                                    3/15/2011...............................       449,437
                            B-         B3            375,000      Domino's, Inc., 8.25% due 7/01/2011.......       397,500
                            B-         B3          1,375,000      Merisant Company, 9.50% due
                                                                    7/15/2013(e)............................     1,464,375
                            NR*        NR*         1,000,000      New World Pasta Company, 9.25% due
                                                                    2/15/2009(c)............................       100,000
                            BB         Ba2         1,000,000      Smithfield Foods, Inc., 8% due
                                                                    10/15/2009..............................     1,077,500
                            B-         Caa1        1,725,000      Tabletop Holdings, Inc., 12.25% due
                                                                    5/15/2014(d)(e).........................     1,052,250
                            B+         B2            575,000      The Wornick Company, 10.875% due
                                                                    7/15/2011(e)............................       587,938
                                                                                                              ------------
                                                                                                                12,344,034
--------------------------------------------------------------------------------------------------------------------------
GAMING--2.8%                B+         B3          1,000,000      Argosy Gaming Company, 7% due
                                                                    1/15/2014(e)............................       975,000
                            B+         B1          1,125,000      Boyd Gaming Corporation, 8.75% due
                                                                    4/15/2012...............................     1,198,125
                            B-         Caa1          425,000      Global Cash Access LLC, 8.75% due
                                                                    3/15/2012(e)............................       442,000
                            B          B2            775,000      The Majestic Star Casino, LLC, 9.50% due
                                                                    10/15/2010..............................       778,875
                            CCC+       Caa1        1,600,000      Pinnacle Entertainment, Inc., 8.75% due
                                                                    10/01/2013..............................     1,588,000
                            B          B2            200,000      Poster Financial Group Inc., 8.75% due
                                                                    12/01/2011(e)...........................       203,500
                            B-         B3            250,000      Premier Entertainment Biloxi LLC, 10.75%
                                                                    due 2/01/2012(e)........................       262,500
                            B+         B2            350,000      River Rock Entertainment Authority, 9.75%
                                                                    due 11/01/2011..........................       381,500
                            B-         Caa1        1,650,000      Trump Casino Holdings, LLC, 11.625% due
                                                                    3/15/2010...............................     1,691,250
                            B-         B3          1,000,000      Venetian Casino Resort, LLC, 11% due
                                                                    6/15/2010...............................     1,155,000
                                                                                                              ------------
                                                                                                                 8,675,750
--------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.1%           B          B3            275,000      Alpharma Inc., 8.625% due 5/01/2011(e)....       284,625
                            B-         B3            425,000      Concentra Operating Corporation, 9.125%
                                                                    due 6/01/2012(e)........................       444,125
                            B-         B3            825,000      Tenet Healthcare Corporation, 9.875% due
                                                                    7/01/2014(e)............................       839,438
                            B          B3            925,000      Triad Hospitals, Inc., 7% due
                                                                    11/15/2013..............................       878,750
                                                                  VWR International, Inc.(e):
                            B          B2            350,000        6.875% due 4/15/2012....................       351,313
                            B          B3            500,000        8% due 4/15/2014........................       512,500
                                                                                                              ------------
                                                                                                                 3,310,751
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
INDUSTRY+                  RATINGS    RATINGS      AMOUNT                      CORPORATE BONDS                   VALUE
--------------------------------------------------------------------------------------------------------------------------
HOUSING--2.0%               B+         B2        $   900,000      Building Materials Corporation of America,
                                                                    7.75% due 7/15/2005.....................  $    904,500
                            BB-        Ba3         1,500,000      Forest City Enterprises, Inc., 7.625% due
                                                                    6/01/2015...............................     1,507,500
                            B-         B3            425,000      MAAX Corporation, 9.75% due
                                                                    6/15/2012(e)............................       437,750
                            NR*        NR*         3,000,000      Tapco International Corporation, 12.50%
                                                                    due 8/01/2009(e)........................     3,120,000
                            B-         B3            425,000      U.S. Concrete, Inc., 8.375% due
                                                                    4/01/2014(e)............................       423,938
                                                                                                              ------------
                                                                                                                 6,393,688
--------------------------------------------------------------------------------------------------------------------------
LEISURE--1.7%               B-         B1            959,000      FelCor Lodging LP, 9% due 6/01/2011.......       990,168
                            B+         B1          2,000,000      Intrawest Corporation, 10.50% due
                                                                    2/01/2010...............................     2,162,500
                            B          B2          1,625,000      John Q. Hammons Hotels, LP, 8.875% due
                                                                    5/15/2012...............................     1,763,125
                            B-         B3            500,000      True Temper Sports, Inc., 8.375% due
                                                                    9/15/2011...............................       500,000
                                                                                                              ------------
                                                                                                                 5,415,793
--------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--8.8%         B-         B3            500,000      Aearo Company, 8.25% due 4/15/2012(e).....       510,000
                            B+         Ba2           475,000      Airgas, Inc., 9.125% due 10/01/2011.......       535,562
                            CCC        Caa2        2,250,000      Blount, Inc., 13% due 8/01/2009...........     2,410,312
                            BB-        Ba3         3,000,000      Case New Holland Inc., 9.25% due
                                                                    8/01/2011(e)............................     3,150,000
                            B-         B3          1,000,000      Columbus McKinnon Corporation, 10% due
                                                                    8/01/2010...............................     1,060,000
                            B-         B3          2,650,000      EaglePicher Incorporated, 9.75% due
                                                                    9/01/2013...............................     2,848,750
                            B-         B3            325,000      Erico International Corporation, 8.875%
                                                                    due 3/01/2012(e)........................       331,500
                            B-         B3          1,500,000      FastenTech, Inc., 11.50% due
                                                                    5/01/2011(e)............................     1,661,250
                            B-         B3          1,000,000      Invensys PLC, 9.875% due 3/15/2011(e).....       995,000
                            B          B2            500,000      Itron, Inc., 7.75% due 5/15/2012(e).......       501,250
                            B+         B2          1,000,000      JLG Industries, Inc., 8.25% due
                                                                    5/01/2008...............................     1,050,000
                            B-         Caa1        1,200,000      Mueller Group, Inc., 10% due
                                                                    5/01/2012(e)............................     1,248,000
                            B+         B3            950,000      NMHG Holding Company, 10% due 5/15/2009...     1,045,000
                            B-         B3            325,000      Rexnord Corporation, 10.125% due
                                                                    12/15/2012..............................       357,500
                            BB+        Ba3         2,000,000      SPX Corporation, 7.50% due 1/01/2013......     2,050,000
                            B-         Caa1        1,325,000      Sensus Metering Systems Inc., 8.625% due
                                                                    12/15/2013(e)...........................     1,272,000
                            B          B3          1,500,000      Superior Essex Communications LLC, 9% due
                                                                    4/15/2012(e)............................     1,432,500
                            B          B3          2,000,000      Terex Corporation, 7.375% due
                                                                    1/15/2014(e)............................     1,960,000
                            BB-        Ba3         1,850,000      Trinity Industries, Inc., 6.50% due
                                                                    3/15/2014(e)............................     1,692,750
                            B+         Ba3           625,000      Valmont Industries, Inc., 6.875% due
                                                                    5/01/2014(e)............................       614,063
                            B+         B3          1,000,000      Wolverine Tube, Inc., 10.50% due
                                                                    4/01/2009...............................     1,095,000
                                                                                                              ------------
                                                                                                                27,820,437
--------------------------------------------------------------------------------------------------------------------------
METAL--OTHER--1.2%          BB         Ba3           750,000      Luscar Coal Ltd., 9.75% due 10/15/2011....       843,750
                            BB         Ba3           900,000      Massey Energy Company, 6.625% due
                                                                    11/15/2010..............................       895,500
                            NR*        Ba2         2,250,000      Vale Overseas Ltd., 8.25% due 1/17/2034...     1,957,500
                                                                                                              ------------
                                                                                                                 3,696,750
--------------------------------------------------------------------------------------------------------------------------
PACKAGING--8.8%             B+         B2            750,000      Anchor Glass Container Corporation, 11%
                                                                    due 2/15/2013...........................       857,812
                            B-         B3          1,075,000      Berry Plastics Corporation, 10.75% due
                                                                    7/15/2012...............................     1,193,250

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
INDUSTRY+                  RATINGS    RATINGS      AMOUNT                      CORPORATE BONDS                   VALUE
--------------------------------------------------------------------------------------------------------------------------
PACKAGING
(CONCLUDED)
                                                                  Consolidated Container Company LLC:
                            CCC        B3        $ 1,425,000        10.75% due 6/15/2009(d)(e)..............  $  1,083,000
                            CCC        Caa2        4,000,000        10.125% due 7/15/2009...................     3,540,000
                                                                  Crown Euro Holdings SA:
                            B+         B1            875,000        9.50% due 3/01/2011.....................       953,750
                            B          B2            400,000        10.875% due 3/01/2013...................       456,000
                            CCC+       Caa1          375,000      Graham Packaging Company, 8.75% due
                                                                    1/15/2008...............................       376,875
                            CCC+       Caa2          250,000      Graham Packaging Holdings Company, 10.75%
                                                                    due 1/15/2009...........................       257,188
                                                                  Owens-Brockway Glass Container, Inc.:
                            BB-        B2          1,000,000        8.875% due 2/15/2009....................     1,080,000
                            B          B3            500,000        8.25% due 5/15/2013.....................       516,250
                            B          Caa1        2,750,000      Owens-Illinois, Inc., 8.10% due
                                                                    5/15/2007...............................     2,832,500
                            B+         B3          1,325,000      Plastipak Holdings, Inc., 10.75% due
                                                                    9/01/2011...............................     1,424,375
                                                                  Pliant Corporation:
                            B          B3          2,000,000        11.125% due 6/15/2009(d)................     1,685,000
                            B-         Caa1        3,250,000        13% due 6/01/2010.......................     2,908,750
                            B-         B2          1,150,000      Portola Packaging, Inc., 8.25% due
                                                                    2/01/2012(e)............................       920,000
                                                                  Tekni-Plex, Inc.:
                            B-         B3          4,500,000        12.75% due 6/15/2010....................     4,320,000
                            B-         B2            650,000        8.75% due 11/15/2013(e).................       620,750
                                                                  U.S. Can Corporation:
                            CCC+       Caa1          650,000        10.875% due 7/15/2010...................       666,250
                            CCC+       Caa2        1,400,000        12.375% due 10/01/2010..................     1,288,000
                            B          B2            700,000      Wise Metals Group LLC, 10.25% due
                                                                    5/15/2012(e)............................       717,500
                                                                                                              ------------
                                                                                                                27,697,250
--------------------------------------------------------------------------------------------------------------------------
PAPER--3.2%                 B+         B1          1,425,000      Ainsworth Lumber Co. Ltd., 6.75% due
                                                                    3/15/2014(e)............................     1,335,937
                            B          Caa1          750,000      Caraustar Industries, Inc., 9.875% due
                                                                    4/01/2011...............................       746,250
                            BB+        Ba2         1,500,000      Georgia-Pacific Corporation, 8.875% due
                                                                    2/01/2010...............................     1,698,750
                            B-         B2            875,000      Graphic Packaging International Inc.,
                                                                    8.50% due 8/15/2011.....................       936,250
                            B          B3            500,000      JSG Funding PLC, 9.625% due 10/01/2012....       547,500
                            B+         B3            525,000      Millar Western Forest Products Ltd., 7.75%
                                                                    due 11/15/2013(e).......................       527,625
                            BB+        Ba2         1,200,000      Norampac Inc., 6.75% due 6/01/2013........     1,176,000
                            BB         Ba3         1,525,000      Norske Skog Canada Ltd., 8.625% due
                                                                    6/15/2011...............................     1,616,500
                            B+         B2            300,000      Riverside Forest Products Ltd., 7.875% due
                                                                    3/01/2014(e)............................       306,000
                            BB-        Ba3         1,000,000      Tembec Industries, Inc., 8.625% due
                                                                    6/30/2009...............................     1,012,500
                                                                                                              ------------
                                                                                                                 9,903,312
--------------------------------------------------------------------------------------------------------------------------
SERVICES--4.9%                                                    Allied Waste North America, Inc.:
                            BB-        Ba3           900,000        7.875% due 4/15/2013....................       940,500
                            BB-        Ba3         2,000,000        6.125% due 2/15/2014(e).................     1,830,000
                            B+         B2          1,500,000        7.375% due 4/15/2014....................     1,458,750
                                                                  Anthony Crane Rental, LP(a)(c):
                            NR*        NR*         1,201,580        9.375% due 2/01/2008....................        18,024
                            NR*        NR*        11,125,105        12.375% due 2/01/2009...................         1,113
                            B          B2            625,000      Buhrmann US Inc., 8.25% due
                                                                    7/01/2014(e)............................       623,437
                            B          B3            675,000      Casella Waste Systems, Inc., 9.75% due
                                                                    2/01/2013...............................       729,000
                            B-         B2            875,000      The Coinmach Corporation, 9% due
                                                                    2/01/2010...............................       877,187

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
INDUSTRY+                  RATINGS    RATINGS      AMOUNT                      CORPORATE BONDS                   VALUE
--------------------------------------------------------------------------------------------------------------------------
SERVICES
(CONCLUDED)
                            B          B1        $   275,000      Corrections Corporation of America, 7.50%
                                                                    due 5/01/2011...........................  $    277,750
                            B          B1          2,000,000      The Geo Group Inc., 8.25% due 7/15/2013...     1,980,000
                            CCC+       B3            900,000      Great Lakes Dredge & Dock Corporation,
                                                                    7.75% due 12/15/2013....................       760,500
                            BB-        Ba2           925,000      MSW Energy Finance Co. II, Inc., 7.375%
                                                                    due 9/01/2010(e)........................       920,375
                            BB-        B2            350,000      Mobile Mini, Inc., 9.50% due 7/01/2013....       383,250
                            C          Ca          1,150,000      Protection One Alarm Monitoring, Inc.,
                                                                    8.125% due 1/15/2009....................       782,000
                            B          B3          1,225,000      Synagro Technologies, Inc., 9.50% due
                                                                    4/01/2009...............................     1,280,125
                            B+         B2          2,000,000      United Rentals (North America), Inc., 7%
                                                                    due 2/15/2014...........................     1,780,000
                            B-         Caa1          400,000      Waste Services, Inc., 9.50% due
                                                                    4/15/2014(e)............................       410,000
                            B          B2            400,000      Williams Scotsman, Inc., 10% due
                                                                    8/15/2008...............................       436,000
                                                                                                              ------------
                                                                                                                15,488,011
--------------------------------------------------------------------------------------------------------------------------
STEEL--2.1%                 B+         B1          1,600,000      CSN Islands VIII Corp., 9.75% due
                                                                    12/16/2013(e)...........................     1,432,000
                            BB-        Ba3         1,250,000      California Steel Industries, Inc., 6.125%
                                                                    due 3/15/2014...........................     1,165,625
                            B          B2          1,000,000      Gerdau Ameristeel Corporation, 10.375% due
                                                                    7/15/2011...............................     1,115,000
                            BB         Ba3           500,000      International Steel Group, Inc., 6.50% due
                                                                    4/15/2014(e)............................       468,750
                            B          B2          1,250,000      UCAR Finance Inc., 10.25% due 2/15/2012...     1,390,625
                            BB-        B1          1,060,000      United States Steel Corporation, 9.75% due
                                                                    5/15/2010...............................     1,173,950
                                                                                                              ------------
                                                                                                                 6,745,950
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.4%    B-         B3          1,350,000      Cincinnati Bell Inc., 8.375% due
                                                                    1/15/2014...............................     1,201,500
                            B          B3            500,000      Qwest Communications International Inc.,
                                                                    7.50% due 2/15/2014(e)..................       451,250
                            BB-        Ba3         1,250,000      Qwest Corporation, 7.20% due 11/01/2004...     1,259,375
                            NR*        Baa3        1,750,000      Tele Norte Leste Participacoes SA, 8% due
                                                                    12/18/2013(e)...........................     1,566,250
                                                                                                              ------------
                                                                                                                 4,478,375
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.0%        NR*        NR*         1,250,000      American Commercial Lines LLC, 11.25% due
                                                                    1/01/2008(c)............................       656,250
                            B-         B3            425,000      Horizon Lines, LLC, 9% due 11/01/2012.....       425,000
                            B+         B1            550,000      OMI Corporation, 7.625% due 12/01/2013....       539,000
                            BB+        Ba1         1,500,000      Overseas Shipholding Group, Inc., 8.25%
                                                                    due 3/15/2013...........................     1,612,500
                                                                                                              ------------
                                                                                                                 3,232,750
--------------------------------------------------------------------------------------------------------------------------
UTILITY--9.3%                                                     The AES Corporation:
                            B-         B2            566,000        8.75% due 6/15/2008.....................       589,347
                            B-         B2            674,000        9.375% due 9/15/2010....................       718,652
                            B+         B1          2,000,000        8.75% due 5/15/2013(e)..................     2,142,500
                            NR*        NR*         4,000,000      AES Drax Energy Limited, 11.50% due
                                                                    8/30/2010(c)............................        20,000
                            BB+        Ba1         1,560,725      AES Eastern Energy, LP, 9% due 1/02/2017..     1,677,779
                            BB+        Ba3           750,000      AES Gener SA, 7.50% due 3/25/2014(e)......       708,750
                            BB+        Ba1         4,773,822      Caithness Coso Funding Corp., 9.05% due
                                                                    12/15/2009..............................     5,203,466
                                                                  Calpine Corporation:
                            CCC+       Caa1        2,000,000        8.75% due 7/15/2007.....................     1,420,000
                            B          NR*           500,000        8.50% due 7/15/2010(e)..................       413,750
                            BB         Ba1         2,486,000      ESI Tractebel Acquisition Corp., 7.99% due
                                                                    12/30/2011..............................     2,560,580
                            B-         B3          1,500,000      El Paso Production Holding Company, 7.75%
                                                                    due 6/01/2013...........................     1,376,250
                            B+         B2          1,100,000      NRG Energy, Inc., 8% due 12/15/2013(e)....     1,111,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
INDUSTRY+                  RATINGS    RATINGS      AMOUNT                      CORPORATE BONDS                   VALUE
--------------------------------------------------------------------------------------------------------------------------
UTILITY
(CONCLUDED)
                            BB         Ba2       $ 3,000,000      Nevada Power Company, 9% due 8/15/2013....  $  3,262,500
                            B+         B1            250,000      Northwest Pipeline Corporation, 8.125% due
                                                                    3/01/2010...............................       269,375
                            BB-        Ba2         2,500,000      SEMCO Energy, Inc., 7.75% due 5/15/2013...     2,575,000
                            B-         B1            325,000      Southern Natural Gas Company, 8.875% due
                                                                    3/15/2010...............................       355,063
                            B+         B1          3,000,000      Southern Star Central Corp., 8.50% due
                                                                    8/01/2010...............................     3,180,000
                            B+         B1          1,000,000      Transcontinental Gas Pipeline Corporation,
                                                                    7% due 8/15/2011........................     1,025,000
                            B+         B3            725,000      The Williams Companies, Inc., 8.625% due
                                                                    6/01/2010...............................       797,500
                                                                                                              ------------
                                                                                                                29,406,512
--------------------------------------------------------------------------------------------------------------------------
WIRELESS                    CCC        Caa1        2,300,000      American Tower Corporation, 9.375% due
COMMUNICATIONS--3.2%                                                2/01/2009...............................     2,455,250
                            CCC        B3            500,000      American Tower Escrow Corporation, 14.887%
                                                                    due 8/01/2008(d)........................       365,000
                            CCC        B3          1,350,000      American Towers, Inc., 7.25% due
                                                                    12/01/2011..............................     1,353,375
                            CCC        Caa1          875,000      Centennial Communications Corp., 10.125%
                                                                    due 6/15/2013...........................       903,437
                            B-         B3          2,500,000      Millicom International Cellular SA, 10%
                                                                    due 12/01/2013(e).......................     2,537,500
                            BB         Ba3           900,000      Nextel Communications, Inc., 7.375% due
                                                                    8/01/2015...............................       909,000
                            B-         B2            400,000      Rural Cellular Corporation, 8.25% due
                                                                    3/15/2012(e)............................       409,000
                            CCC-       Caa1          475,000      SBA Telecommunications, Inc., 9.75% due
                                                                    12/15/2011(d)...........................       351,500
                            CCC+       B3            675,000      SpectraSite, Inc., 8.25% due 5/15/2010....       695,250
                                                                                                              ------------
                                                                                                                 9,979,312
--------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN CORPORATE BONDS
                                                                  (COST--$303,592,337)--93.1%...............   293,443,989
--------------------------------------------------------------------------------------------------------------------------
                                                   SHARES
                                                    HELD                        COMMON STOCKS
--------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                                         5,181      US Airways Group, Inc. (Class A)(c).......        12,175
--------------------------------------------------------------------------------------------------------------------------
ENERGY ACQUISITION &                                  27,435      Anchor Resources/Spinco LLC(c)............        61,730
EXPLORATION--0.0%
--------------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &                                  2,000      Tribo Petroleum Corporation (Class A)(c)..            20
PRODUCTION--0.0%
                                                       1,180      Tri-Union Development Corporation(c)......             0
                                                                                                              ------------
                                                                                                                        20
--------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--0.0%                                   1,624      Archibald Candy Corporation(c)............            16
--------------------------------------------------------------------------------------------------------------------------
STEEL--0.0%                                        3,500,000      LTC Wheeling-Pittsburgh Corporation(c)....            35
                                                          68      Wheeling-Pittsburgh Corporation(c)........         1,418
                                                                                                              ------------
                                                                                                                     1,453
--------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN COMMON STOCKS
                                                                  (COST--$368,338)--0.0%....................        75,394
--------------------------------------------------------------------------------------------------------------------------
                                                                                 WARRANTS(B)
--------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                                         3,178      US Airways Group, Inc. ...................         1,907
--------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.1%                            22,461      NTL Incorporated..........................       145,098
--------------------------------------------------------------------------------------------------------------------------
PACKAGING--0.0%                                        4,000      Pliant Corporation........................            40
--------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--0.0%                            500      American Tower Escrow Corporation.........        95,000
--------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN WARRANTS
                                                                  (COST--$54,991)--0.1%.....................       242,045
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)
--------------------------------------------------------------------------------

                                                                             PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------------
                                                   SHARES
INDUSTRY+                                           HELD                       PREFERRED STOCKS                  VALUE
--------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                                         3,178      US Airways Group, Inc. (Convertible)......  $          0
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.0%                                  49      PTV, Inc. ................................           345
--------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                                  (COST--$4,164)--0.0%......................           345
--------------------------------------------------------------------------------------------------------------------------
                             S&P      MOODY'S       FACE
                           RATINGS    RATINGS      AMOUNT                      TRUST PREFERRED
--------------------------------------------------------------------------------------------------------------------------
STEEL--1.1%                 BB-        B1        $ 3,000,000      United States Steel Corporation, 10% due
                                                                    12/31/2031..............................     3,414,000
--------------------------------------------------------------------------------------------------------------------------
UTILITY--0.2%               BB+        Baa3          750,000      Citizens Utilities Trust, 5% due 1/15/2036
                                                                    (Convertible)(c)........................       749,083
--------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN TRUST PREFERRED
                                                                  (COST--$3,565,017)--1.3%..................     4,163,083
--------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN PREFERRED SECURITIES
                                                                  (COST--$3,569,181)--1.3%..................     4,163,428
--------------------------------------------------------------------------------------------------------------------------
                                                 BENEFICIAL
                                                  INTEREST                    OTHER INTERESTS(G)
--------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.7%                                   $ 7,560,480      US Airways Group, Inc.--Certificate of
                                                                    Beneficial Interest.....................     2,192,539
--------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN OTHER INTERESTS
                                                                  (COST--$2,041,330)--0.7%..................     2,192,539
--------------------------------------------------------------------------------------------------------------------------
                                                                            SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------
                                                  11,075,589      Merrill Lynch Liquidity Series, LLC Cash
                                                                    Sweep Series I(f).......................    11,075,589
--------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                                  (COST--$11,075,589)--3.5%.................    11,075,589
--------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS
                                                                  (COST--$320,701,766)--98.7%...............   311,192,984
                                                                  OTHER ASSETS LESS LIABILITIES--1.3%.......     3,920,274
                                                                                                              ------------
                                                                  NET ASSETS--100.0%........................  $315,113,258
                                                                                                              ============
--------------------------------------------------------------------------------------------------------------------------

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*   Not Rated.

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c)  Non-income producing security.

(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

------------------------------------------------------------------------------------
                                                                 NET        INTEREST
AFFILIATE                                                      ACTIVITY      INCOME
------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $1,241,465    $84,517
------------------------------------------------------------------------------------

(g) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$309,626,177).......................................                   $ 300,117,395
Investments in affiliates securities, at value (identified
  cost--$11,075,589)........................................                      11,075,589
Receivables:
  Interest (including $348 from affiliates).................  $   6,084,771
  Securities sold...........................................      1,220,669
  Capital shares sold.......................................             39        7,305,479
                                                              -------------
Prepaid expenses and other assets...........................                         258,530
                                                                               -------------
Total assets................................................                     318,756,993
                                                                               -------------
---------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................      2,294,775
  Custodian bank............................................      1,160,971
  Capital shares redeemed...................................        137,923
  Investment adviser........................................         20,743
  Other affiliates..........................................          4,259        3,618,671
                                                              -------------
Accrued expenses and other liabilities......................                          25,064
                                                                               -------------
Total liabilities...........................................                       3,643,735
                                                                               -------------
---------------------------------------------------------------------------------------------
NET ASSETS..................................................                   $ 315,113,258
                                                                               =============
---------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                   $   4,050,488
Paid-in capital in excess of par............................                     509,600,375
Undistributed investment income--net........................  $   2,889,948
Accumulated realized capital losses on investments--net.....   (191,918,771)
Unrealized depreciation on investments--net.................     (9,508,782)
                                                              -------------
Total accumulated losses--net...............................                    (198,537,605)
                                                                               -------------
NET ASSETS..................................................                   $ 315,113,258
                                                                               =============
---------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $315,113,258 and 40,504,876
  shares outstanding........................................                   $        7.78
                                                                               =============
---------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class II or Class III as of June 30,
   2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $84,517 from affiliates)................              $12,852,678
Dividends...................................................                  195,054
Other.......................................................                  413,149
                                                                          -----------
Total income................................................               13,460,881
                                                                          -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $778,126
Accounting services.........................................    57,480
Professional fees...........................................    26,462
Printing and shareholder reports............................    15,263
Pricing services............................................    14,777
Custodian fees..............................................    14,235
Directors' fees and expenses................................     9,988
Transfer agent fees.........................................     2,607
Other.......................................................    11,124
                                                              --------
Total expenses..............................................                  930,062
                                                                          -----------
Investment income--net......................................               12,530,819
                                                                          -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................               (4,029,987)
Change in unrealized depreciation on investments--net.......                  627,268
                                                                          -----------
Total realized and unrealized loss on investments--net......               (3,402,719)
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $ 9,128,100
                                                                          ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX       FOR THE
                                                              MONTHS ENDED     YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $12,530,819     $ 25,039,180
Realized loss on investments--net...........................   (4,029,987)     (41,774,608)
Change in unrealized depreciation on investments--net.......      627,268       92,491,424
                                                              ------------    ------------
Net increase in net assets resulting from operations........    9,128,100       75,755,996
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................  (12,254,076)     (26,525,847)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................  (12,254,076)     (26,525,847)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................  (17,388,109)      11,862,955
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................  (20,514,085)      61,093,104
Beginning of period.........................................  335,627,343      274,534,239
                                                              ------------    ------------
End of period*..............................................  $315,113,258    $335,627,343
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $ 2,889,948     $  2,613,205
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                 -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                        FOR THE SIX
                                                             MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,+
                                                               JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2004         2003        2002        2001        2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................      $   7.86     $   6.69    $   7.53    $   8.06    $   9.59
                                                               --------     --------    --------    --------    --------
Investment income--net++++...............................           .30          .60         .68         .88         .96
Realized and unrealized gain (loss) on
  investments--net.......................................          (.09)        1.20        (.80)       (.55)      (1.59)
                                                               --------     --------    --------    --------    --------
Total from investment operations.........................           .21         1.80        (.12)        .33        (.63)
                                                               --------     --------    --------    --------    --------
Less dividends from investment income--net...............          (.29)        (.63)       (.72)       (.86)       (.90)
                                                               --------     --------    --------    --------    --------
Net asset value, end of period...........................      $   7.78     $   7.86    $   6.69    $   7.53    $   8.06
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................         2.74%++     28.28%      (1.39%)      4.01%      (7.09%)
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................          .57%*        .56%        .57%        .58%        .54%
                                                               ========     ========    ========    ========    ========
Investment income--net...................................         7.66%*       8.15%       9.75%      10.82%      10.72%
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................      $315,113     $335,627    $274,534    $364,723    $404,344
                                                               ========     ========    ========    ========    ========
Portfolio turnover.......................................        29.67%       78.45%      51.73%      32.01%      28.63%
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

*    Annualized

**   Total investment returns exclude insurance-related fees and expenses.

+  Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

++    Aggregate total investment return.

++++   Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. High Current Income V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good

--------------------------------------------------------------------------------

faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (d) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (e) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Core Bond Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and ..40% of such average daily net assets in excess of $750 million. For the six months ended June 30, 2004, the aggregate average daily net assets of the Fund and Core Bond Fund was approximately $978,834,000. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Company. There is no increase in the aggregate fees paid by the Company for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private invest-

--------------------------------------------------------------------------------

ment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.
  For the six months ended June 30, 2004, MLPF&S earned $188 in commissions on the execution of portfolio security transactions.
  In addition, the Fund reimbursed MLIM $3,559 for certain accounting services for the six months ended June 30, 2004.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $91,407,522 and $106,776,540, respectively.

  Net realized losses for the six months ended June 30, 2004 and net unrealized depreciation as of June 30, 2004 were as follows:

-------------------------------------------------------------------
                                          Realized      Unrealized
                                           Losses      Depreciation
-------------------------------------------------------------------
Long-term investments..................  $(4,029,987)  $(9,508,782)
                                         -----------   -----------
Total..................................  $(4,029,987)  $(9,508,782)
                                         ===========   ===========
-------------------------------------------------------------------

  At June 30, 2004, net unrealized depreciation for federal income tax purposes aggregated $9,488,106, of which $13,735,058 related to appreciated securities and $23,223,164 related to depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $320,681,090.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class I Shares for the Six Months Ended                  Dollar
June 30, 2004                              Shares        Amount
------------------------------------------------------------------
Shares sold............................     234,544   $  1,853,580
Shares issued to shareholders in
 reinvestment of dividends.............   1,566,946     12,254,076
                                         ----------   ------------
Total issued...........................   1,801,490     14,107,656
Shares redeemed........................  (4,020,046)   (31,495,765)
                                         ----------   ------------
Net decrease...........................  (2,218,556)  $(17,388,109)
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended                        Dollar
December 31, 2003                          Shares        Amount
------------------------------------------------------------------
Shares sold............................   2,278,573   $ 16,619,777
Shares issued to shareholders in
 reinvestment of dividends.............   3,698,384     26,525,847
                                         ----------   ------------
Total issued...........................   5,976,957     43,145,624
Shares redeemed........................  (4,300,468)   (31,282,669)
                                         ----------   ------------
Net increase...........................   1,676,489   $ 11,862,955
                                         ==========   ============
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

  The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $179,662,227, of which $3,029,074 expires in 2006, $9,712,654 expires in 2007,
$23,145,308 expires in 2008, $35,064,410 expires in 2009, $63,839,053 expires in
2010 and $44,871,728 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

7. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund paid an ordinary income dividend in the amount of $.066335 per share on July 1, 2004 to shareholders of record on June 30, 2004.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The past six months brought flat to slightly positive returns for global equity markets, a trend that was influenced mainly by investor indecision. This behavior stemmed from continued political tension in the United States, violence in Iraq, record-high oil prices and improving economic data throughout the period. A shift in investor favor from lower-quality, lower-price and higher-beta (riskier) securities to higher-quality, higher-capitalization and lower-beta stocks took place at the end of the first quarter and grew stronger in the second quarter.

  The six months ended with the Federal Reserve Board (the Fed) raising short-term interest rates .25%, a less significant increase than some had anticipated. With this news, along with higher-than-expected gross domestic product (GDP) growth, the period ended with equity markets on the rise.

  As the November presidential election nears, we expect that politics will continue to spur market uncertainty, as will the Fed's monetary policy. Politics also will be a primary driver of market performance overseas, as June month-end brought the transfer of power in Iraq and parliamentary elections in the European Union and Canada. While the euro has gradually lost ground this year, returning -3.54% in the first half of 2004, the Asian economy appears to be gaining strength. Since year-end 2003, the Japanese yen was up 1.81% compared to the U.S. dollar.

PERFORMANCE REVIEW

  Index 500 V.I. Fund was able to meet its objective of closely replicating the returns of the Standard & Poor's 500 (S&P 500) Index for the period. For the six months ended June 30, 2004, the Fund's Class I Shares had a total return of +3.33%. This compared to the S&P 500 Index's return of +3.44% for the same period.

  The S&P 500 Index is a market-weighted index composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the Index collectively represent a substantial portion of all common stocks publicly traded in the United States.

  On June 30, 2004, the S&P 500 Index closed at 1,140.84 with a price return of 2.60%. The Dow Jones Industrial Average closed at 10,435.48 with a price return of -.18%, while the Nasdaq Composite Index returned +2.22% with a closing level of 2,047.79, indicating that technology stocks underperformed the broader market over the past six months. European markets delivered comparable gains, with the Financial Times Stock Exchange 100 Index closing at 4,464.10, representing a return of -.29% in sterling. In the meantime, the Morgan Stanley Capital International World Index price return was up 2.53% in U.S. dollar terms, with a closing level of 1,062.51 at June 30, 2004.

  The value style of investing significantly outperformed the growth style for the period, with the S&P 500 Barra Value Index returning +4.17% versus the S&P 500 Barra Growth Index's return of +2.72%.

  Turning to sector performance, nine of the 10 S&P 500 sectors posted a positive return for the period. The top performer was energy, which was up 11.90%, followed by industrials and consumer staples, with respective returns of +6.42% and +5.13%. The worst performer for the period was materials, the only sector with a negative return at -.36%. Also at the bottom were information technology and consumer discretionary, with respective six-month returns of +.09% and +.54%.

PORTFOLIO ACTIVITY

  Over the course of the period, as the composition of the S&P 500 Index changed, the Fund purchased and sold securities to maintain its objective of seeking to replicate the risks and return of the benchmark.

  Equity markets are expected to outperform cash and bonds for the rest of the year, supported by positive corporate earnings and revenue growth along with GDP growth, which is projected to reach five-year highs. For its part, we expect the portfolio to continue to meet its objective of tracking the performance of the Index for the remainder of 2004.

IN CONCLUSION

  We thank you for your continued investment in Index 500 V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Richard J. Vella
Richard J. Vella
Vice President and Senior Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 6/30/04                                        +18.67%
--------------------------------------------------------------------
Five Years Ended 6/30/04                                      - 2.56
--------------------------------------------------------------------
Inception (12/13/96) through 6/30/04                          + 7.33
--------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2004                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +3.33%         +18.67%
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +3.44          +19.11
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY++                       HELD                               COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.0%         31,828       The Boeing Company.....................................  $  1,626,092
                                   7,664       General Dynamics Corporation...........................       761,035
                                   4,363       Goodrich Corporation...................................       141,056
                                  33,063       Honeywell International Inc. ..........................     1,211,098
                                  16,433       Lockheed Martin Corporation............................       855,831
                                  13,840       Northrop Grumman Corporation...........................       743,208
                                  16,546       Raytheon Company.......................................       591,850
                                   7,483       Rockwell Collins, Inc. ................................       249,334
                                  19,782       United Technologies Corporation........................     1,809,657
                                                                                                        ------------
                                                                                                           7,989,161
--------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &                     11,455       FedEx Corp. ...........................................       935,759
LOGISTICS--1.1%
                                   2,484       Ryder System, Inc. ....................................        99,534
                                  43,400       United Parcel Service, Inc. (Class B)..................     3,262,378
                                                                                                        ------------
                                                                                                           4,297,671
--------------------------------------------------------------------------------------------------------------------
AIRLINES--0.1%                     3,099       Delta Air Lines, Inc. .................................        22,065
                                  31,275       Southwest Airlines Co. ................................       524,482
                                                                                                        ------------
                                                                                                             546,547
--------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.2%              3,206       Cooper Tire & Rubber Company...........................        73,738
                                   5,998       Dana Corporation.......................................       117,561
                                  23,785       Delphi Corporation.....................................       254,024
                                   5,934       +The Goodyear Tire & Rubber Company....................        53,940
                                   7,146       Johnson Controls, Inc. ................................       381,453
                                   6,374       Visteon Corporation....................................        74,385
                                                                                                        ------------
                                                                                                             955,101
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.7%                 72,271       Ford Motor Company.....................................     1,131,041
                                  21,083       General Motors Corporation.............................       982,257
                                  11,552       Harley-Davidson, Inc. .................................       715,531
                                                                                                        ------------
                                                                                                           2,828,829
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--2.8%                    1,341       Adolph Coors Company (Class B).........................        97,008
                                  30,931       Anheuser-Busch Companies, Inc. ........................     1,670,274
                                   5,418       Brown-Forman Corporation (Class B).....................       261,527
                                  93,796       The Coca-Cola Company..................................     4,734,822
                                  18,137       Coca-Cola Enterprises Inc. ............................       525,792
                                  11,004       The Pepsi Bottling Group, Inc. ........................       336,062
                                  65,739       PepsiCo, Inc. .........................................     3,542,017
                                                                                                        ------------
                                                                                                          11,167,502
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.3%               49,123       +Amgen Inc. ...........................................     2,680,642
                                   8,452       Applera Corporation-Applied Biosystems Group...........       183,831
                                  12,926       +Biogen Idec Inc. .....................................       817,569
                                   6,921       +Chiron Corporation....................................       308,953
                                   8,100       +Genzyme Corporation...................................       383,373
                                   8,200       +Gilead Sciences, Inc. ................................       549,400
                                   9,558       +MedImmune, Inc. ......................................       223,657
                                                                                                        ------------
                                                                                                           5,147,425
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.2%            8,300       +American Standard Companies, Inc. ....................       334,573
                                  18,251       Masco Corporation......................................       569,066
                                                                                                        ------------
                                                                                                             903,639
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.8%             28,532       The Bank of New York Company, Inc. ....................       841,123
                                   4,053       The Bear Stearns Companies Inc. .......................       341,708
                                  53,065       The Charles Schwab Corporation.........................       509,955
                                  14,100       +E*TRADE Financial Corp. ..............................       157,215
                                   4,200       Federated Investors, Inc. (Class B)....................       127,428
                                  10,322       Franklin Resources, Inc. ..............................       516,926
                                  18,400       The Goldman Sachs Group, Inc. .........................     1,732,544
                                   9,211       Janus Capital Group Inc. ..............................       151,889
                                  10,700       Lehman Brothers Holdings, Inc. ........................       805,175

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY++                       HELD                               COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS (CONCLUDED)
                                  16,311       Mellon Financial Corporation...........................  $    478,402
                                  36,979       Merrill Lynch & Co., Inc. .............................     1,996,126
                                  42,363       Morgan Stanley.........................................     2,235,496
                                   9,201       Northern Trust Corporation.............................       389,018
                                  13,293       State Street Corporation...............................       651,889
                                   5,293       T. Rowe Price Group Inc. ..............................       266,767
                                                                                                        ------------
                                                                                                          11,201,661
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.6%                    8,689       Air Products and Chemicals, Inc. ......................       455,738
                                  35,936       The Dow Chemical Company...............................     1,462,595
                                  37,596       E.I. du Pont de Nemours and Company....................     1,670,014
                                   2,958       Eastman Chemical Company...............................       136,748
                                  11,176       Ecolab Inc. ...........................................       354,279
                                   4,830       Engelhard Corporation..................................       156,057
                                   1,911       Great Lakes Chemical Corporation.......................        51,712
                                   4,276       +Hercules Incorporated.................................        52,124
                                   3,599       International Flavors & Fragrances Inc. ...............       134,603
                                  10,267       Monsanto Company.......................................       395,280
                                   6,643       PPG Industries, Inc. ..................................       415,121
                                  13,454       Praxair, Inc. .........................................       536,949
                                   8,588       Rohm and Haas Company..................................       357,089
                                   2,617       Sigma-Aldrich Corporation..............................       155,999
                                                                                                        ------------
                                                                                                           6,334,308
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--6.4%            14,630       AmSouth Bancorporation.................................       372,626
                                  22,196       BB&T Corporation.......................................       820,586
                                  78,506       Bank of America Corporation............................     6,643,178
                                  43,165       +Bank One Corporation..................................     2,201,415
                                   7,786       Charter One Financial, Inc. ...........................       344,063
                                   6,426       Comerica Incorporated..................................       352,659
                                  21,619       Fifth Third Bancorp....................................     1,162,670
                                   4,700       First Horizon National Corporation.....................       213,709
                                  10,605       Huntington Bancshares Incorporated.....................       242,855
                                  16,003       KeyCorp................................................       478,330
                                   4,600       M&T Bank Corporation...................................       401,580
                                   9,000       Marshall & Ilsley Corporation..........................       351,810
                                  28,025       National City Corporation..............................       981,155
                                   6,700       North Fork Bancorporation..............................       254,935
                                  11,264       PNC Bank Corp. ........................................       597,893
                                   8,346       Regions Financial Corporation..........................       305,046
                                  12,738       SouthTrust Corporation.................................       494,362
                                  10,196       SunTrust Banks, Inc. ..................................       662,638
                                  11,710       Synovus Financial Corp. ...............................       296,497
                                  73,004       U.S. Bancorp...........................................     2,011,990
                                   8,912       Union Planters Corporation.............................       265,667
                                  50,622       Wachovia Corporation...................................     2,252,679
                                  65,003       Wells Fargo & Company..................................     3,720,122
                                   3,424       Zions Bancorporation...................................       210,405
                                                                                                        ------------
                                                                                                          25,638,870
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &             10,194       +Allied Waste Industries, Inc. ........................       134,357
SUPPLIES--1.1%
                                   6,500       +Apollo Group, Inc. (Class A)..........................       573,885
                                   4,267       Avery Dennison Corporation.............................       273,131
                                  40,228       Cendant Corporation....................................       984,781
                                   6,636       Cintas Corporation.....................................       316,338
                                   1,997       Deluxe Corporation.....................................        86,870
                                   5,979       Equifax Inc. ..........................................       147,980
                                   6,781       H&R Block, Inc. .......................................       323,318
                                   5,471       +Monster Worldwide Inc. ...............................       140,714
                                   9,815       Pitney Bowes Inc. .....................................       434,314
                                   7,844       R.R. Donnelley & Sons Company..........................       259,009

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY++                       HELD                               COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &
SUPPLIES (CONCLUDED)
                                   6,986       +Robert Half International Inc. .......................  $    207,973
                                  23,310       Waste Management, Inc. ................................       714,452
                                                                                                        ------------
                                                                                                           4,597,122
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                    31,149       +ADC Telecommunications, Inc. .........................        88,463
EQUIPMENT--3.2%
                                   6,225       +Andrew Corporation....................................       124,562
                                  15,613       +Avaya Inc. ...........................................       246,529
                                  20,403       +CIENA Corporation.....................................        75,899
                                 260,515       +Cisco Systems, Inc. ..................................     6,174,205
                                   7,676       +Comverse Technology, Inc. ............................       153,059
                                  52,858       +Corning Incorporated..................................       690,325
                                  52,777       +JDS Uniphase Corporation..............................       200,025
                                 164,942       +Lucent Technologies Inc. .............................       623,481
                                  91,236       Motorola, Inc. ........................................     1,665,057
                                   4,443       +QLogic Corporation....................................       118,139
                                  31,384       QUALCOMM Incorporated..................................     2,290,404
                                   5,880       Scientific-Atlanta, Inc. ..............................       202,860
                                  16,033       +Tellabs, Inc. ........................................       140,128
                                                                                                        ------------
                                                                                                          12,793,136
--------------------------------------------------------------------------------------------------------------------
COMPUTERS &                       13,895       +Apple Computer, Inc. .................................       452,143
PERIPHERALS--3.7%
                                  97,176       +Dell Inc. ............................................     3,480,844
                                  94,104       +EMC Corporation.......................................     1,072,786
                                  13,979       +Gateway Inc. .........................................        62,906
                                 118,943       Hewlett-Packard Company................................     2,509,697
                                  64,834       International Business Machines Corporation............     5,715,117
                                   4,707       +Lexmark International, Inc. (Class A).................       454,367
                                   3,670       +NCR Corporation.......................................       181,995
                                  13,365       +Network Appliance, Inc. ..............................       287,748
                                 128,012       +Sun Microsystems, Inc. ...............................       555,572
                                                                                                        ------------
                                                                                                          14,773,175
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION &                     3,474       Fluor Corporation......................................       165,606
ENGINEERING--0.0%
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.0%       3,950       Vulcan Materials Company...............................       187,823
--------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.3%            49,578       American Express Company...............................     2,547,318
                                   8,832       Capital One Financial Corporation......................       603,932
                                  49,139       MBNA Corporation.......................................     1,267,295
                                  11,179       +Providian Financial Corporation.......................       163,996
                                  17,923       SLM Corporation........................................       724,985
                                                                                                        ------------
                                                                                                           5,307,526
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.2%       2,418       Ball Corporation.......................................       174,217
                                   4,156       Bemis Company, Inc. ...................................       117,407
                                   6,867       +Pactiv Corporation....................................       171,263
                                   3,260       +Sealed Air Corporation................................       173,660
                                   1,954       Temple-Inland, Inc. ...................................       135,315
                                                                                                        ------------
                                                                                                             771,862
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS--0.1%                 7,338       Genuine Parts Company..................................       291,172
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL            199,051       Citigroup Inc. ........................................     9,255,872
SERVICES--3.3%
                                  80,191       J.P. Morgan Chase & Co. ...............................     3,109,005
                                   6,202       Moody's Corporation....................................       401,021
                                  12,300       The Principal Financial Group, Inc. ...................       427,794
                                                                                                        ------------
                                                                                                          13,193,692
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                       11,887       ALLTEL Corporation.....................................       601,720
TELECOMMUNICATION
SERVICES--2.8%
                                  30,579       AT&T Corporation.......................................       447,371
                                  72,025       BellSouth Corporation..................................     1,888,495
                                   6,102       CenturyTel, Inc. ......................................       183,304
                                  11,103       +Citizens Communications Company.......................       134,346
                                  68,696       +Qwest Communications International Inc. ..............       246,619

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY++                       HELD                               COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED
TELECOMMUNICATION SERVICES
(CONCLUDED)
                                 127,484       SBC Communications Inc. ...............................  $  3,091,487
                                  53,163       Sprint Corporation.....................................       935,669
                                 107,718       Verizon Communications.................................     3,898,314
                                                                                                        ------------
                                                                                                          11,427,325
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.9%      6,422.....       +Allegheny Energy, Inc. ...............................        98,963
                                   6,597       Ameren Corporation.....................................       283,407
                                  16,118       American Electric Power Company, Inc. .................       515,776
                                   3,554       +CMS Energy Corporation................................        32,448
                                  12,483       CenterPoint Energy, Inc. ..............................       143,554
                                   6,873       Cinergy Corp. .........................................       261,174
                                   8,158       Consolidated Edison, Inc. .............................       324,362
                                   6,723       DTE Energy Company.....................................       272,550
                                  13,196       Edison International...................................       337,422
                                   8,672       Entergy Corporation....................................       485,719
                                  25,478       Exelon Corporation.....................................       848,163
                                   6,907       FPL Group, Inc. .......................................       441,703
                                  12,688       FirstEnergy Corp. .....................................       474,658
                                  16,381       +PG&E Corporation......................................       457,685
                                   6,279       PPL Corporation........................................       288,206
                                   3,524       Pinnacle West Capital Corporation......................       142,334
                                   9,429       Progress Energy, Inc. .................................       415,347
                                  27,918       The Southern Company...................................       813,810
                                   7,715       TECO Energy, Inc. .....................................        92,503
                                  12,058       TXU Corporation........................................       488,470
                                  15,384       Xcel Energy, Inc. .....................................       257,067
                                                                                                        ------------
                                                                                                           7,475,321
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.5%         7,676       American Power Conversion Corporation..................       150,833
                                   4,015       Cooper Industries, Ltd. (Class A)......................       238,531
                                  16,975       Emerson Electric Company...............................     1,078,761
                                   3,261       +Power-One, Inc. ......................................        35,806
                                   7,183       Rockwell Automation, Inc. .............................       269,434
                                   2,265       Thomas & Betts Corporation.............................        61,676
                                                                                                        ------------
                                                                                                           1,835,041
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            18,994       +Agilent Technologies, Inc. ...........................       556,144
INSTRUMENTS--0.5%
                                   7,715       +Jabil Circuit, Inc. ..................................       194,264
                                   7,263       Molex Incorporated.....................................       232,997
                                   4,309       PerkinElmer, Inc. .....................................        86,352
                                  20,009       +Sanmina--SCI Corporation..............................       182,082
                                  35,035       +Solectron Corporation.................................       226,676
                                   9,028       Symbol Technologies, Inc. .............................       133,073
                                   3,831       Tektronix, Inc. .......................................       130,331
                                   5,200       +Waters Corporation....................................       248,456
                                                                                                        ------------
                                                                                                           1,990,375
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                 6,200       +BJ Services Company...................................       284,208
SERVICE--0.9%
                                  12,708       Baker Hughes Incorporated..............................       478,456
                                  16,902       Halliburton Company....................................       511,455
                                   4,846       +Nabors Industries, Ltd. ..............................       219,136
                                   5,087       +Noble Corporation.....................................       192,746
                                   2,635       +Rowan Companies, Inc. ................................        64,110
                                  22,645       Schlumberger Limited...................................     1,438,184
                                  12,311       +Transocean Inc. ......................................       356,280
                                                                                                        ------------
                                                                                                           3,544,575
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.3%               24,982       Archer-Daniels-Midland Company.........................       419,198
                                  15,993       Campbell Soup Company..................................       429,892
                                  21,932       ConAgra Foods, Inc. ...................................       593,919
                                  14,508       General Mills, Inc. ...................................       689,565
                                  13,549       H.J. Heinz Company.....................................       531,121
                                   9,948       Hershey Foods Corporation..............................       460,294

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY++                       HELD                               COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS (CONCLUDED)
                                  15,789       Kellogg Company........................................  $    660,770
                                   5,600       McCormick & Company Incorporated.......................       190,400
                                  31,417       Sara Lee Corporation...................................       722,277
                                   8,616       Wm. Wrigley Jr. Company................................       543,239
                                                                                                        ------------
                                                                                                           5,240,675
--------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                    12,547       Albertson's, Inc. .....................................       332,997
RETAILING--3.4%
                                  15,257       CVS Corporation........................................       641,099
                                  16,805       Costco Wholesale Corporation...........................       690,181
                                  29,126       +The Kroger Co. .......................................       530,093
                                   5,192       SUPERVALU Inc. ........................................       158,927
                                  24,571       SYSCO Corporation......................................       881,362
                                  17,147       +Safeway Inc. .........................................       434,505
                                 165,116       Wal-Mart Stores, Inc. .................................     8,711,520
                                  39,644       Walgreen Co. ..........................................     1,435,509
                                   5,423       Winn-Dixie Stores, Inc. ...............................        39,046
                                                                                                        ------------
                                                                                                          13,855,239
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.1%                6,117       KeySpan Corporation....................................       224,494
                                   1,729       NICOR, Inc. ...........................................        58,734
                                   9,311       NiSource Inc. .........................................       191,993
                                     985       Peoples Energy Corporation.............................        41,518
                                                                                                        ------------
                                                                                                             516,739
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &            2,073       Bausch & Lomb Incorporated.............................       134,890
SUPPLIES--2.2%
                                  23,558       Baxter International Inc. .............................       812,986
                                   9,788       Becton, Dickinson and Company..........................       507,018
                                  10,025       Biomet, Inc. ..........................................       445,511
                                  32,182       +Boston Scientific Corporation.........................     1,377,390
                                   4,354       C.R. Bard, Inc. .......................................       246,654
                                  11,591       Guidant Corporation....................................       647,705
                                  46,662       Medtronic, Inc. .......................................     2,273,373
                                   1,931       +Millipore Corporation.................................       108,850
                                   6,394       +St. Jude Medical, Inc. ...............................       483,706
                                  15,396       Stryker Corporation....................................       846,780
                                   7,136       +Thermo Electron Corporation...........................       219,361
                                   9,416       +Zimmer Holdings, Inc. ................................       830,491
                                                                                                        ------------
                                                                                                           8,934,715
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &            5,543       Aetna Inc. (New Shares)................................       471,155
SERVICES--2.1%
                                   4,035       AmerisourceBergen Corporation..........................       241,212
                                   4,918       +Anthem, Inc. .........................................       440,456
                                   4,963       CIGNA Corporation......................................       341,504
                                  16,237       Cardinal Health, Inc. .................................     1,137,402
                                  17,650       +Caremark Rx, Inc. ....................................       581,391
                                   2,700       +Express Scripts, Inc. ................................       213,921
                                  18,655       HCA Inc. ..............................................       775,861
                                   9,400       Health Management Associates, Inc. (Class A)...........       210,748
                                   6,052       +Hospira, Inc. ........................................       167,035
                                   6,457       +Humana Inc. ..........................................       109,123
                                   9,014       IMS Health Incorporated................................       211,288
                                   4,249       Manor Care, Inc. ......................................       138,857
                                  10,507       McKesson HBOC, Inc. ...................................       360,705
                                  11,183       +Medco Health Solutions, Inc. .........................       419,363
                                   4,000       Quest Diagnostics Incorporated.........................       339,800
                                  17,912       +Tenet Healthcare Corporation..........................       240,200
                                  23,698       UnitedHealth Group Incorporated........................     1,475,201
                                   5,984       +WellPoint Health Networks Inc. .......................       670,268
                                                                                                        ------------
                                                                                                           8,545,490
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             24,373       Carnival Corporation...................................     1,145,531
LEISURE--1.4%
                                   7,161       Darden Restaurants, Inc. ..............................       147,159
                                   4,355       Harrah's Entertainment, Inc. ..........................       235,606

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY++                       HELD                               COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &
LEISURE (CONCLUDED)
                                  14,763       Hilton Hotels Corporation..............................  $    275,478
                                  13,408       International Game Technology..........................       517,549
                                   8,683       Marriott International, Inc. (Class A).................       433,108
                                  47,972       McDonald's Corporation.................................     1,247,272
                                  14,422       +Starbucks Corporation.................................       627,069
                                   8,009       Starwood Hotels & Resorts Worldwide, Inc. .............       359,204
                                   4,219       Wendy's International, Inc. ...........................       146,990
                                  12,242       +YUM! Brands, Inc. ....................................       455,647
                                                                                                        ------------
                                                                                                           5,590,613
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.5%           3,085       The Black & Decker Corporation.........................       191,671
                                   4,772       Centex Corporation.....................................       218,319
                                   5,599       Fortune Brands, Inc. ..................................       422,333
                                   1,289       KB HOME................................................        88,464
                                   7,955       Leggett & Platt, Incorporated..........................       212,478
                                   3,236       Maytag Corporation.....................................        79,314
                                  10,585       Newell Rubbermaid, Inc. ...............................       248,748
                                   4,342       Pulte Corporation......................................       225,914
                                   2,441       Snap-On Incorporated...................................        81,896
                                   3,141       The Stanley Works......................................       143,167
                                   2,634       Whirlpool Corporation..................................       180,692
                                                                                                        ------------
                                                                                                           2,092,996
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.1%           8,968       The Clorox Company.....................................       482,299
                                  19,885       Colgate-Palmolive Company..............................     1,162,278
                                  19,321       Kimberly-Clark Corporation.............................     1,272,867
                                  99,506       The Procter & Gamble Company...........................     5,417,107
                                                                                                        ------------
                                                                                                           8,334,551
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.2%                  4,700       +Affiliated Computer Services, Inc. (Class A)..........       248,818
                                  22,755       Automatic Data Processing, Inc. .......................       952,979
                                   7,008       +Computer Sciences Corporation.........................       325,381
                                   6,934       +Convergys Corporation.................................       106,784
                                  18,238       Electronic Data Systems Corporation....................       349,258
                                  33,608       First Data Corporation.................................     1,496,228
                                   6,755       +Fiserv, Inc. .........................................       262,702
                                  14,260       Paychex, Inc. .........................................       483,129
                                   5,423       Sabre Holdings Corporation (Class A)...................       150,271
                                  11,600       +Sungard Data Systems Inc. ............................       301,600
                                  12,869       +Unisys Corporation....................................       178,622
                                                                                                        ------------
                                                                                                           4,855,772
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                        30,146       3M Co. ................................................     2,713,441
CONGLOMERATES--4.7%
                                 406,365       General Electric Company++.............................    13,166,226
                                   5,880       Textron, Inc. .........................................       348,978
                                  77,163       Tyco International Ltd. ...............................     2,557,182
                                                                                                        ------------
                                                                                                          18,785,827
--------------------------------------------------------------------------------------------------------------------
INSURANCE--4.7%                   10,900       ACE Limited............................................       460,852
                                  19,942       AFLAC Incorporated.....................................       813,833
                                  26,445       The Allstate Corporation...............................     1,231,015
                                   4,132       Ambac Financial Group, Inc. ...........................       303,454
                                 101,007       American International Group, Inc. ....................     7,199,779
                                  11,375       Aon Corporation........................................       323,846
                                   7,298       The Chubb Corporation..................................       497,578
                                   7,287       Cincinnati Financial Corporation.......................       317,130
                                  10,677       The Hartford Financial Services Group, Inc. ...........       733,937
                                   6,266       Jefferson--Pilot Corporation...........................       318,313
                                   6,831       Lincoln National Corporation...........................       322,765
                                   7,176       Loews Corporation......................................       430,273
                                   5,588       MBIA, Inc. ............................................       319,187
                                  19,460       Marsh & McLennan Companies, Inc. ......................       883,095
                                  28,853       MetLife, Inc. .........................................     1,034,380

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY++                       HELD                               COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
INSURANCE (CONCLUDED)
                                   8,394       The Progressive Corporation............................  $    716,008
                                  21,200       Prudential Financial, Inc. ............................       985,164
                                   5,344       SAFECO Corporation.....................................       235,136
                                  25,637       The St. Paul Companies, Inc. ..........................     1,039,324
                                   5,097       Torchmark Corporation..................................       274,219
                                  10,489       UnumProvident Corporation..............................       166,775
                                   5,155       XL Capital Ltd. (Class A)..............................       388,996
                                                                                                        ------------
                                                                                                          18,995,059
--------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG                25,300       +eBay Inc. ............................................     2,326,335
RETAIL--0.6%
--------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &               51,860       +Yahoo! Inc. ..........................................     1,884,074
SERVICES--0.5%
--------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &                3,676       Brunswick Corporation..................................       149,981
PRODUCTS--0.2%
                                  10,611       Eastman Kodak Company..................................       286,285
                                   6,745       Hasbro, Inc. ..........................................       128,155
                                  15,480       Mattel, Inc. ..........................................       282,510
                                                                                                        ------------
                                                                                                             846,931
--------------------------------------------------------------------------------------------------------------------
MACHINERY--1.5%                   13,142       Caterpillar Inc. ......................................     1,044,000
                                   2,527       Crane Co. .............................................        79,323
                                   1,195       Cummins Inc. ..........................................        74,688
                                  11,866       Danaher Corporation....................................       615,252
                                   9,488       Deere & Company........................................       665,488
                                   8,734       Dover Corporation......................................       367,701
                                   5,278       Eaton Corporation......................................       341,698
                                   3,578       ITT Industries, Inc. ..................................       296,974
                                  11,466       Illinois Tool Works Inc. ..............................     1,099,475
                                   6,179       Ingersoll-Rand Company (Class A).......................       422,087
                                       1       +Kadant Inc. ..........................................            23
                                   2,717       +Navistar International Corporation....................       105,311
                                   6,046       PACCAR Inc. ...........................................       350,608
                                   4,810       Pall Corporation.......................................       125,974
                                   4,235       Parker-Hannifin Corporation............................       251,813
                                                                                                        ------------
                                                                                                           5,840,415
--------------------------------------------------------------------------------------------------------------------
MEDIA--3.7%                       23,645       Clear Channel Communications, Inc. ....................       873,683
                                  64,291       +Comcast Corporation (Class A).........................     1,802,077
                                  22,411       +Comcast Corporation (Special Class A).................       618,768
                                   3,185       Dow Jones & Company, Inc. .............................       143,644
                                  10,447       Gannett Co., Inc. .....................................       886,428
                                  16,133       +The Interpublic Group of Companies, Inc. .............       221,506
                                   3,635       Knight Ridder, Inc. ...................................       261,720
                                   7,852       The McGraw-Hill Companies, Inc. .......................       601,228
                                   1,932       Meredith Corporation...................................       106,183
                                   5,677       The New York Times Company (Class A)...................       253,819
                                   7,317       Omnicom Group Inc. ....................................       555,287
                                 177,548       +Time Warner Inc. .....................................     3,121,294
                                  12,377       Tribune Company........................................       563,649
                                  12,498       +Univision Communications Inc. (Class A)...............       399,061
                                  67,407       Viacom, Inc. (Class B).................................     2,407,778
                                  78,982       The Walt Disney Company................................     2,013,251
                                                                                                        ------------
                                                                                                          14,829,376
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.7%             33,424       Alcoa Inc. ............................................     1,103,995
                                   3,561       Allegheny Technologies Incorporated....................        64,276
                                   6,008       Freeport-McMoRan Copper & Gold, Inc. (Class B).........       199,165
                                  16,303       Newmont Mining Corporation.............................       631,904
                                   2,735       Nucor Corporation......................................       209,939
                                   3,244       +Phelps Dodge Corporation..............................       251,442

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY++                       HELD                               COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
METALS & MINING (CONCLUDED)
                                   4,389       United States Steel Corporation........................  $    154,142
                                   3,672       Worthington Industries, Inc. ..........................        75,386
                                                                                                        ------------
                                                                                                           2,690,249
--------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                 23,622       +The AES Corporation...................................       234,566
  UNREGULATED POWER--0.7%
                                  21,387       +Calpine Corporation...................................        92,392
                                   6,552       Constellation Energy Group.............................       248,321
                                  11,861       Dominion Resources, Inc. ..............................       748,192
                                  34,526       Duke Energy Corporation................................       700,533
                                  17,646       +Dynegy Inc. (Class A).................................        75,172
                                   9,114       Public Service Enterprise Group Incorporated...........       364,833
                                   8,817       Sempra Energy..........................................       303,569
                                                                                                        ------------
                                                                                                           2,767,578
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--1.1%             4,445       +Big Lots, Inc. .......................................        64,275
                                   3,726       Dillard's, Inc. (Class A)..............................        83,090
                                  12,688       Dollar General Corporation.............................       248,177
                                   6,627       Family Dollar Stores, Inc. ............................       201,593
                                   6,930       Federated Department Stores, Inc. .....................       340,263
                                  10,635       J.C. Penney Company, Inc. .............................       401,578
                                  12,525       +Kohl's Corporation....................................       529,557
                                  12,147       The May Department Stores Company......................       333,921
                                   5,384       Nordstrom, Inc. .......................................       229,412
                                   8,195       Sears, Roebuck & Co. ..................................       309,443
                                  35,134       Target Corporation.....................................     1,492,141
                                                                                                        ------------
                                                                                                           4,233,450
--------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%          30,023       +Xerox Corporation.....................................       435,334
--------------------------------------------------------------------------------------------------------------------
OIL & GAS--5.7%                    3,705       Amerada Hess Corporation...............................       293,399
                                   9,668       Anadarko Petroleum Corporation.........................       566,545
                                  12,566       Apache Corporation.....................................       547,249
                                   3,091       Ashland Inc. ..........................................       163,236
                                  15,136       Burlington Resources Inc. .............................       547,620
                                  41,211       ChevronTexaco Corporation..............................     3,878,367
                                  26,376       ConocoPhillips.........................................     2,012,225
                                   9,201       Devon Energy Corporation...............................       607,266
                                   3,716       EOG Resources, Inc. ...................................       221,882
                                  24,712       El Paso Corporation....................................       194,731
                                 251,746       Exxon Mobil Corporation++..............................    11,180,040
                                   4,321       Kerr-McGee Corporation.................................       232,340
                                   4,948       Kinder Morgan, Inc. ...................................       293,367
                                  12,123       Marathon Oil Corporation...............................       458,734
                                  15,079       Occidental Petroleum Corporation.......................       729,974
                                   2,578       Sunoco, Inc. ..........................................       164,012
                                  10,510       Unocal Corporation.....................................       399,380
                                   5,400       Valero Energy Corporation..............................       398,304
                                  20,307       The Williams Companies, Inc. ..........................       241,653
                                                                                                        ------------
                                                                                                          23,130,324
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                     9,804       Georgia-Pacific Corporation............................       362,552
PRODUCTS--0.5%
                                  18,724       International Paper Company............................       836,963
                                   4,487       Louisiana-Pacific Corporation..........................       106,118
                                   8,342       MeadWestvaco Corporation...............................       245,171
                                   8,629       Weyerhaeuser Company...................................       544,662
                                                                                                        ------------
                                                                                                           2,095,466
--------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.7%            3,481       Alberto-Culver Company (Class B).......................       174,537
                                  18,094       Avon Products, Inc. ...................................       834,857
                                  38,658       The Gillette Company...................................     1,639,099
                                                                                                        ------------
                                                                                                           2,648,493
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY++                       HELD                               COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--8.0%             60,220       Abbott Laboratories....................................  $  2,454,567
                                   4,827       Allergan Inc. .........................................       432,113
                                  74,863       Bristol-Myers Squibb Company...........................     1,834,143
                                  43,448       Eli Lilly and Company..................................     3,037,450
                                  14,218       +Forest Laboratories, Inc. ............................       805,165
                                 114,353       Johnson & Johnson......................................     6,369,462
                                   9,316       +King Pharmaceuticals, Inc. ...........................       106,668
                                  85,679       Merck & Co., Inc. .....................................     4,069,753
                                   9,230       Mylan Laboratories, Inc. ..............................       186,908
                                 294,660       Pfizer, Inc. ..........................................    10,100,945
                                  56,511       Schering-Plough Corporation............................     1,044,323
                                   3,540       +Watson Pharmaceuticals, Inc. .........................        95,226
                                  51,351       Wyeth..................................................     1,856,852
                                                                                                        ------------
                                                                                                          32,393,575
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.4%                  3,600       Apartment Investment & Management Company (Class A)....       112,068
                                  14,080       Equity Office Properties Trust.........................       382,976
                                  11,100       Equity Residential Properties Trust....................       330,003
                                   7,300       Plum Creek Timber Company Inc. ........................       237,834
                                   7,000       ProLogis Trust.........................................       230,440
                                   7,200       Simon Property Group, Inc. ............................       370,224
                                                                                                        ------------
                                                                                                           1,663,545
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.4%                 15,566       Burlington Northern Santa Fe Corporation...............       545,900
                                   8,254       CSX Corporation........................................       270,483
                                  16,486       Norfolk Southern Corporation...........................       437,209
                                   9,207       Union Pacific Corporation..............................       547,356
                                                                                                        ------------
                                                                                                           1,800,948
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                  15,172       +Advanced Micro Devices, Inc. .........................       241,235
SEMICONDUCTOR
EQUIPMENT--3.7%

                                  14,447       +Altera Corporation....................................       321,012
                                  14,473       Analog Devices, Inc. ..................................       681,389
                                  64,862       +Applied Materials, Inc. ..............................     1,272,592
                                  12,021       +Applied Micro Circuits Corporation....................        63,952
                                  12,098       +Broadcom Corporation (Class A)........................       565,823
                                 248,988       Intel Corporation......................................     6,872,069
                                   7,100       +KLA-Tencor Corporation................................       350,598
                                  14,696       +LSI Logic Corporation.................................       111,984
                                  11,264       Linear Technology Corporation..........................       444,590
                                  12,287       Maxim Integrated Products, Inc. .......................       644,085
                                  24,026       +Micron Technology, Inc. ..............................       367,838
                                   6,400       +NVIDIA Corporation....................................       131,200
                                  14,708       +National Semiconductor Corporation....................       323,429
                                   5,142       +Novellus Systems, Inc. ...............................       161,664
                                   6,833       +PMC--Sierra, Inc. ....................................        98,054
                                   7,438       +Teradyne, Inc. .......................................       168,843
                                  67,771       Texas Instruments Incorporated.........................     1,638,703
                                  13,313       Xilinx, Inc. ..........................................       443,456
                                                                                                        ------------
                                                                                                          14,902,516
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--4.6%                     8,580       Adobe Systems Incorporated.............................       398,970
                                   3,826       Autodesk, Inc. ........................................       163,791
                                   9,501       +BMC Software, Inc. ...................................       175,769
                                   6,529       +Citrix Systems, Inc. .................................       132,930
                                  22,710       Computer Associates International, Inc. ...............       637,243
                                  14,818       +Compuware Corporation.................................        97,799
                                  11,400       +Electronic Arts Inc. .................................       621,870
                                   7,393       +Intuit Inc. ..........................................       285,222
                                   3,066       +Mercury Interactive Corporation.......................       152,779
                                 415,586       Microsoft Corporation++................................    11,869,136
                                  14,882       +Novell, Inc. .........................................       124,860
                                 201,385       +Oracle Corporation....................................     2,402,523

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY++                       HELD                               COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
SOFTWARE (CONCLUDED)
                                  10,277       +Parametric Technology Corporation.....................  $     51,385
                                  15,082       +PeopleSoft, Inc. .....................................       279,017
                                  19,457       +Siebel Systems, Inc. .................................       207,801
                                  12,000       +Symantec Corporation..................................       525,360
                                  16,615       +VERITAS Software Corporation..........................       460,236
                                                                                                        ------------
                                                                                                          18,586,691
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.3%            12,200       +AutoNation, Inc. .....................................       208,620
                                   3,208       +AutoZone, Inc. .......................................       256,961
                                  10,748       +Bed, Bath & Beyond Inc. ..............................       413,260
                                  12,512       Best Buy Co., Inc. ....................................       634,859
                                   2,579       Boise Cascade Corporation..............................        97,073
                                   5,865       Circuit City Stores--Circuit City Group................        75,952
                                  35,563       The Gap, Inc. .........................................       862,403
                                  85,959       The Home Depot, Inc. ..................................     3,025,757
                                  16,379       Limited Brands, Inc. ..................................       306,287
                                  30,111       Lowe's Companies, Inc. ................................     1,582,333
                                  12,840       +Office Depot, Inc. ...................................       229,964
                                   7,183       RadioShack Corporation.................................       205,649
                                   6,566       The Sherwin-Williams Company...........................       272,817
                                  18,195       Staples, Inc. .........................................       533,295
                                  20,156       The TJX Companies, Inc. ...............................       486,566
                                   5,647       Tiffany & Co. .........................................       208,092
                                   8,268       +Toys 'R' Us, Inc. ....................................       131,709
                                                                                                        ------------
                                                                                                           9,531,597
--------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY         5,000       Jones Apparel Group, Inc. .............................       197,400
GOODS--0.3%
                                   4,308       Liz Claiborne, Inc. ...................................       155,002
                                   9,817       Nike, Inc. (Class B)...................................       743,638
                                   1,524       Reebok International Ltd. .............................        54,834
                                   4,508       V. F. Corporation......................................       219,540
                                                                                                        ------------
                                                                                                           1,370,414
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                10,729       Countrywide Financial Corporation......................       753,712
FINANCE--1.9%
                                  37,434       Fannie Mae.............................................     2,671,290
                                  27,150       Freddie Mac............................................     1,718,595
                                   5,899       Golden West Financial Corporation......................       627,359
                                   3,367       MGIC Investment Corporation............................       255,421
                                  11,600       Sovereign Bancorp, Inc. ...............................       256,360
                                  33,115       Washington Mutual, Inc. ...............................     1,279,564
                                                                                                        ------------
                                                                                                           7,562,301
--------------------------------------------------------------------------------------------------------------------
TOBACCO--1.1%                     78,989       Altria Group, Inc.++...................................     3,953,399
                                   3,200       R.J. Reynolds Tobacco Holdings, Inc. ..................       216,288
                                   6,399       UST Inc. ..............................................       230,364
                                                                                                        ------------
                                                                                                           4,400,051
--------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                3,521       W. W. Grainger, Inc. ..................................       202,458
DISTRIBUTORS--0.0%
--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION       106,259       +AT&T Wireless Services, Inc. .........................     1,521,629
SERVICES--0.7%

                                  42,224       +Nextel Communications, Inc. (Class A).................     1,125,692
                                                                                                        ------------
                                                                                                           2,647,321
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (COST--312,319,393)--101.8%............................   409,901,583
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)
--------------------------------------------------------------------------------

                              BENEFICIAL
                               INTEREST                         SHORT-TERM SECURITIES                      VALUE
--------------------------------------------------------------------------------------------------------------------
                              $3,869,156       Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                                 I(a).................................................  $  3,869,156
                               2,426,200       Merrill Lynch Liquidity Series, LLC Money Market
                                                 Series(a)(b).........................................     2,426,200
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$6,295,356)--1.6%...............................     6,295,356
--------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS--(COST--$318,614,749)--103.4%........   416,196,939
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(3.4)%..........   (13,615,379)
                                                                                                        ------------
                                               NET ASSETS--100.0%.....................................  $402,581,560
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

+   Non-income producing security.

++  Portion of holdings pledged as collateral for financial futures contracts.

 ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                             DIVIDEND/INTEREST
AFFILIATE                                                     NET ACTIVITY        INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. ..................................         1,100        $11,481
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(16,230,600)       $24,507
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ (2,828,300)       $ 4,262
Merrill Lynch Premier Institutional Fund....................    (1,751,500)       $ 1,313
----------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

(c)  Financial futures contracts purchased as of June 30, 2004 were as follows:

---------------------------------------------------------------------------------------
NUMBER OF                                                        FACE       UNREALIZED
CONTRACTS                ISSUE               EXPIRATION DATE    VALUE      APPRECIATION
---------------------------------------------------------------------------------------
   12       S&P 500 Financial Futures Index  September 2004   $3,397,712     $23,593
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments, in unaffiliated securities, at value (including securities loaned of $2,313,550) (identified
  cost--$311,046,344).......................................                  $407,905,457
Investments, in affiliated securities, at value (identified
  cost--$7,568,405).........................................                     8,291,482
Receivables:
  Securities sold...........................................  $    475,246
  Dividends.................................................       461,158
  Variation margin..........................................        18,523
  Capital shares sold.......................................        10,427
  Interest from affiliates..................................         6,930
  Securities lending--net...................................           281         972,565
                                                              ------------
Prepaid expenses............................................                         2,187
                                                                              ------------
Total assets................................................                   417,171,691
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     2,426,200
Payables:
  Capital shares redeemed...................................    10,756,411
  Securities purchased......................................       957,865
  Custodian bank............................................       400,108
  Investment adviser........................................        16,838
  Other affiliates..........................................         5,502      12,136,724
                                                              ------------
Accrued expenses............................................                        27,207
                                                                              ------------
Total liabilities...........................................                    14,590,131
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $402,581,560
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                  $  2,760,238
Paid-in capital in excess of par............................                   358,551,162
Undistributed investment income--net........................  $  2,635,097
Accumulated realized capital losses on investments--net.....   (58,970,720)
Unrealized appreciation on investments--net.................    97,605,783
                                                              ------------
Total accumulated earnings--net.............................                    41,270,160
                                                                              ------------
NET ASSETS..................................................                  $402,581,560
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $402,581,560 and 27,602,381
  shares outstanding........................................                  $      14.59
                                                                              ============
-------------------------------------------------------------------------------------------
+  The Fund is also authorized to issue 100,000,000 Class II Shares and
100,000,000 Class III Shares.
++ The Fund had no outstanding shares for Class II or Class
  III as of June 30, 2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (includes $11,481 from affiliates)................              $ 3,480,207
Interest from affiliates....................................                   24,507
Securities lending--net.....................................                    5,575
                                                                          -----------
Total income................................................                3,510,289
                                                                          -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $650,943
Accounting services.........................................    71,647
Professional fees...........................................    20,624
Printing and shareholder reports............................    19,031
Custodian fees..............................................    18,171
Directors' fees and expenses................................    12,850
Transfer agent fees.........................................     2,451
Pricing services............................................       615
Other.......................................................    29,587
                                                              --------
Total expenses..............................................                  825,919
                                                                          -----------
Investment income--net......................................                2,684,370
                                                                          -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................               (2,394,477)
Change in unrealized appreciation on investments--net.......               13,582,068
                                                                          -----------
Total realized and unrealized gain on investments--net......               11,187,591
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $13,871,961
                                                                          ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX       FOR THE
                                                              MONTHS ENDED     YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 2,684,370     $  5,383,428
Realized loss on investments--net...........................   (2,394,477)        (616,543)
Change in unrealized appreciation on investments--net.......   13,582,068       96,651,551
                                                              ------------    ------------
Net increase in net assets resulting from operations........   13,871,961      101,418,436
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income net:......................................
  Class I...................................................           --       (5,400,005)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --       (5,400,005)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................  (59,994,154)      32,944,949
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................  (46,122,193)     128,963,380
Beginning of period.........................................  448,703,753      319,740,373
                                                              ------------    ------------
End of period*..............................................  $402,581,560    $448,703,753
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $ 2,635,097     $    (49,273)
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           FOR THE SIX
FINANCIAL STATEMENTS.                                   MONTHS ENDED
                                                          JUNE 30,          FOR THE YEAR ENDED DECEMBER 31,***
                                                        ------------   --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2004         2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  14.12     $  11.15    $  14.58    $  16.79    $  18.73
                                                          --------     --------    --------    --------    --------
Investment income--net                                         .09+         .18+        .15+        .15         .16
Realized and unrealized gain (loss) on
  investments--net....................................         .38         2.96       (3.41)      (2.21)      (1.91)
                                                          --------     --------    --------    --------    --------
Total from investment operations......................         .47         3.14       (3.26)      (2.06)      (1.75)
                                                          --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................          --         (.17)       (.17)       (.15)       (.16)
  In excess of investment income--net.................          --           --          --          --          --++
  In excess of realized gain on investments--net......          --           --          --          --        (.03)
                                                          --------     --------    --------    --------    --------
Total dividends and distributions.....................          --         (.17)       (.17)       (.15)       (.19)
                                                          --------     --------    --------    --------    --------
Net asset value, end of period........................    $  14.59     $  14.12    $  11.15    $  14.58    $  16.79
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       3.33%++     28.14%     (22.40%)    (12.28%)     (9.37%)
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .38%*        .38%        .40%        .40%        .35%
                                                          ========     ========    ========    ========    ========
Investment income--net................................       1.23%*       1.41%       1.20%        .94%        .88%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $402,582     $448,704    $319,740    $482,374    $545,167
                                                          ========     ========    ========    ========    ========
Portfolio turnover....................................       1.93%        2.30%       7.79%       3.46%       7.31%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Effective September 2, 2003, Class A Shares were redesignated Class I
    Shares.

+   Based on average shares outstanding.

++  Amount is less than $(.01) per share.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Index 500 V.I. Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good

--------------------------------------------------------------------------------

faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss

--------------------------------------------------------------------------------

where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

  (j) Custodian Bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from failed security transactions.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $2,389 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2004, the Fund reimbursed MLIM $4,614 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $8,284,908 and $50,859,810, respectively.

  Net realized gains (losses) for the six months ended June 30, 2004 and net unrealized appreciation as of June 30, 2004 were as follows:

---------------------------------------------------------------------
                                           Realized       Unrealized
                                        Gains (Losses)   Appreciation
---------------------------------------------------------------------
Long-term investments.................   $(3,201,756)    $97,582,190
Financial futures contracts...........       807,279          23,593
                                         -----------     -----------
Total.................................   $(2,394,477)    $97,605,783
                                         ===========     ===========
---------------------------------------------------------------------

  At June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $88,891,950, of which $121,861,414 related to appreciated securities and $32,969,464 related to depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $327,304,989.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(59,994,154) and $32,944,949 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2004                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,273,448    $ 18,298,977
Shares redeemed.......................   (5,451,695)    (78,293,131)
                                         ----------    ------------
Net decrease..........................   (4,178,247)   $(59,994,154)
                                         ==========    ============
-------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   8,471,346    $ 98,954,749
Shares issued to shareholders in
 reinvestment of dividends...........     383,251       5,400,005
                                       ----------    ------------
Total issued.........................   8,854,597     104,354,754
Shares redeemed......................  (5,740,498)    (71,409,805)
                                       ----------    ------------
Net increase.........................   3,114,099    $ 32,944,949
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $47,550,622, of which $3,261,712 expires in 2008, $14,759,870 expires in 2009,
$27,649,566 expires in 2010 and $1,879,474 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During the six months ended June 30, 2004, global earnings recovery continued with many companies reporting strong numbers. Despite the strong corporate earnings, however, financial markets were held back, struggling to assess the implications of an up-tick in the interest rate cycle and tighter financial conditions globally.

  Markets started 2004 positively as investors continued to focus on increasingly tangible prospects for a global economic recovery. However, positive sentiment weakened slightly and markets entered a trading range as macroeconomic data displayed a mixed picture toward the end of the first quarter. News of the Madrid terrorist bombings in March caused further declines in investor sentiment. Concern about U.S. interest rates rising was an increasingly dominant theme during the period, with the Federal Reserve Board announcing a widely anticipated 25 basis point (.25%) interest rate increase on June 30, 2004. Oil pricing also was a major focus, and equity markets were tested by the prospect of a sustained period of high oil prices. A high oil price leads to higher costs for consumers and businesses, and could translate into either lower profit margins for companies, or to cost-push inflation.

FUND PERFORMANCE

  For the six-month period ended June 30, 2004, International Value V.I. Fund's Class I Shares had a total return of +5.43%. The Fund outperformed its unmanaged benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which returned +4.56% for the same period.

  The Fund's outperformance was a result of good stock picking, with sector selection having a slightly negative effect. From a portfolio perspective, the cyclical sectors such as capital goods, automobiles and materials were the best performers. The worst contributing sectors were hotels, restaurants and leisure, energy, and technology hardware and equipment.

  At the individual stock level, the Fund benefited from its overweight positions in Japanese consumer financial companies Promise Co. Ltd., Sanyo Shinpan Finance Co., Ltd. and Mitsui Sumitomo Insurance Company, Limited. Other strong performers were Japanese beer company Asahi Breweries Limited and Toyota Motor Corporation. In Europe, aerospace and defense company BAE Systems and construction engineer Vinci SA had a positive impact on performance.

  The largest detractors from relative performance were insurer Swiss Life Holding, Japanese electronic component manufacturer Mabuchi Motor Co., Ltd., German construction company Hochtief AG and airline Deutsche Lufthansa AG.

PORTFOLIO ACTIVITY

  The main transactions during the period were all a result of bottom-up stock picking. Major purchases included Hochtief, whose assets, we believe, are worth more than the share price indicates, and Dutch logistics/mail provider TPG NV, given its attractive valuation and good growth prospects. We also increased the Fund's exposure to financials by establishing new positions in Italian retail bank Capitalia SpA, Norwegian commercial bank DNB Holding ASA and Japanese consumer finance company Acom Co., Ltd. In the United Kingdom, we initiated a new position in retailer Boots Group PLC based on the low valuation placed on the core franchise at a time when new management is revitalizing the store network.

  The new positions were funded by selling Japanese financials Mitsui Sumitomo Insurance Company and Sanyo Shinpan Finance Co., Ltd. as both stocks reached their target prices. We also sold food retailer J Sainsbury PLC after the company reported disappointing trading numbers and announced expansion plans. In mainland Europe, several positions also reached their target price and were sold out of the portfolio. These included Dutch publisher Wolters Kluwer NV, French bank Credit Agricole SA and Italian cement producer Buzzi Unicem SpA.

CURRENT POSITION

  At period-end, the largest sector exposures in the Fund were banks, diversified financials and energy. As we employ a bottom-up approach, the sector exposure within the Fund is largely the result of stock selection among undervalued equity investments rather than perceived fundamentals in a given sector. Within the banking sector, we favor the domestically oriented retail banks--such as Italian banks Capitalia SpA and Intesa BCI SpA and Norwegian bank DNB--which offer strong growth prospects, a low risk profile and stand to benefit from a rising interest rate environment. Other significant holdings in this sector are BNP Paribas SA and Royal Bank of Scotland Group PLC. The Fund's exposure to

--------------------------------------------------------------------------------

diversified financials is mainly through its holdings in Japanese consumer financial companies Promise, Acom Co., Ltd. and Mitsubishi Securities. Within the energy sector, we hold a number of companies that are highly cash generative, offer a high dividend yield and provide good portfolio diversification.

  The Fund has limited exposure to growth-oriented sectors, such as technology hardware and equipment, software and services, and media, where it is more difficult to find companies that are trading at attractive valuations.

  We continue to believe that fundamental factors such as earnings growth and cash-flow generation will be increasingly important to investors and believe that the Fund is well positioned for progress in the future.

LOOKING AHEAD

  Consensus earnings growth for 2004 is forecast to be 17%-18% for the world, the United States and Europe (ex UK), with 10%-15% projected for Japan and 7% for the United Kingdom. This would lift the level of earnings well above our estimate of the trend for most major markets. The United States and, to a lesser extent, the United Kingdom are well ahead of the cycle, with peak margins and strong sales growth. Japan and Europe are earlier in the cycle, with depressed margins and an improving sales outlook offering the scope to substantially improve earnings for several years. U.S. real reported earnings reached the peak levels realized in 2000 on the back of very strong first-quarter results, having enjoyed close to an 80% recovery from the 2002 lows. Each successive U.S. quarterly report has brought a better outcome than expected (stronger sales, better margins and lower tax, interest rate and one-off charges), but we are close to the point at which there are natural limits to further improvement. Substantial parts of the European equity market have been laggards, with real earnings still 25% off the previous peak in the United Kingdom, and 30%-50% off peak levels in Europe. Earnings revisions remain stronger in mainland Europe than the United Kingdom, helped by a larger cyclical stock component and recent currency weakness versus the U.S. dollar, and a greater than 20% rate of earnings growth is possible.

  "Sustainability" of earnings growth becomes the key issue at this late stage in the earnings cycle. Bottom-up earnings forecasts are being revised upward by analysts, on the basis of economic recovery and as companies become more optimistic. However, with the exception of Japan--which is starting from a low base--we are skeptical about the scope for forecasts to be beaten. We believe there is potential for a substantial earnings rebound in Japan.

  Top-line growth has been a major driver for earnings upgrades in those markets where the currency backdrop is supportive: the U.S. dollar's depreciation was a major factor generating the first-quarter earnings surprise (for cyclicals/technology companies). The immediate outlook is less positive. Oil company earnings are being revised upward after the recent strength in the oil price; surprisingly, energy users (apart from airlines) have not been downgraded yet. There are concerns that financial companies, which are an important part of all equity markets, especially the United States, will see less positive revisions as interest rates rise.

  Global monetary conditions are currently into their tightening phase, with the U.S. Federal Reserve Board already increasing the Federal Funds target rate on June 30 from 1% to 1.25%, and the futures markets are now fully discounting an interest rate hike at the next six Federal Open Market Committee meetings. In an environment where U.S. data releases are generating significant volatility, there is scope for liquidity to tighten further even after the first interest rate rise.

  At the same time, it is worth reiterating that monetary conditions remain extremely accommodative, even in regions where tightening has begun in earnest. Elsewhere, the Bank of Japan has reaffirmed its commitment to quantitative easing, while the European Central Bank remains some way off tightening and there may even be scope for further easing of European liquidity conditions.

--------------------------------------------------------------------------------

IN CONCLUSION

  We thank you for your continued investment in International Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- James A. Macmillan
James A. Macmillan
Vice President and Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +34.94%
--------------------------------------------------------------------------
Five Years Ended 6/30/04                                         + 5.21
--------------------------------------------------------------------------
Inception (6/10/98) through 6/30/04                              + 5.52
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2004                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +5.43%         +34.94%
-----------------------------------------------------------------------------------------
MSCI EAFE Index**                                                +4.56          +32.37
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective November 24, 2003, shares of the Fund were designated Class I Shares.

** The unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004                    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRY*          HELD                   COMMON STOCKS                  VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA        COMMERCIAL BANKS         349,000    Australia and New Zealand Banking
                                                       Group Ltd. .........................  $  4,444,113       1.3%
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS              1,262,067    Santos Limited........................     6,092,550       1.9
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN AUSTRALIA          10,536,663       3.2
----------------------------------------------------------------------------------------------------------------------
BELGIUM          DIVERSIFIED              108,950    +Belgacom SA..........................     3,316,502       1.0
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN BELGIUM             3,316,502       1.0
----------------------------------------------------------------------------------------------------------------------
FINLAND          PAPER & FOREST           231,820    Stora Enso Oyj 'R'....................     3,144,789       1.0
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN FINLAND             3,144,789       1.0
----------------------------------------------------------------------------------------------------------------------
FRANCE           AUTOMOBILES               74,750    PSA Peugeot Citroen...................     4,162,534       1.3
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS         124,344    BNP Paribas SA........................     7,647,363       2.4
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &     89,287    Societe BIC SA........................     3,973,723       1.2
                 SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &            33,365    Vinci SA..............................     3,361,144       1.0
                 ENGINEERING
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS    64,654    Lafarge SA (Ordinary).................     5,765,873       1.8
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &    149,654    Accor SA..............................     6,316,236       1.9
                 LEISURE
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING          193,390    Arcelor...............................     3,246,974       1.0
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                 44,822    TotalFinaElf SA.......................     8,545,273       2.6
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN FRANCE             43,019,120      13.2
----------------------------------------------------------------------------------------------------------------------
GERMANY          AIRLINES                 291,268    Deutsche Lufthansa AG (Registered
                                                       Shares).............................     3,961,870       1.2
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 65,307    Linde AG..............................     3,594,579       1.1
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &           176,889    Hochtief AG...........................     4,196,634       1.3
                 ENGINEERING
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              192,641    +Deutsche Telekom AG (Registered
                 TELECOMMUNICATION                     Shares).............................     3,384,399       1.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES        73,754    E.On AG...............................     5,321,156       1.6
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES, APPAREL &       27,789    Adidas-Salomon AG.....................     3,317,725       1.0
                 LUXURY GOODS
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN GERMANY            23,776,363       7.3
----------------------------------------------------------------------------------------------------------------------
IRELAND          COMMERCIAL BANKS          55,000    Allied Irish Banks PLC................       851,838       0.2
                                          332,028    Allied Irish Banks PLC................     5,130,316       1.6
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN IRELAND             5,982,154       1.8
----------------------------------------------------------------------------------------------------------------------
ITALY            COMMERCIAL BANKS       1,640,694    Capitalia SpA.........................     5,134,099       1.6
                                        2,401,006    Intesa BCI SpA........................     9,379,922       2.9
                                                                                             ------------     -----
                                                                                               14,514,021       4.5
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED            2,095,655    Telecom Italia SpA....................     6,514,429       2.0
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                156,851    Fondiaria--SAI........................     3,495,293       1.0
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                312,622    ENI SpA...............................     6,206,957       1.9
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN ITALY              30,730,700       9.4
----------------------------------------------------------------------------------------------------------------------
JAPAN            AUTOMOBILES              196,400    Honda Motor Co., Ltd. ................     9,467,663       2.9
                                          275,200    Toyota Motor Corporation..............    11,147,725       3.4
                                                                                             ------------     -----
                                                                                               20,615,388       6.3
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRY*          HELD                   COMMON STOCKS                  VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
JAPAN
(CONCLUDED)
                 BEVERAGES                625,000    Asahi Breweries Limited...............  $  6,890,666       2.1%
                 -----------------------------------------------------------------------------------------------------
                 CAPITAL MARKETS          236,000    Mitsubishi Securities.................     3,099,372       0.9
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &    275,000    Toppan Printing Co., Ltd. ............     3,112,542       1.0
                 SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                 CONSUMER FINANCE          85,000    Acom Co., Ltd. .......................     5,523,072       1.7
                                          105,500    Promise Co., Ltd. ....................     7,038,812       2.2
                                                                                             ------------     -----
                                                                                               12,561,884       3.9
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES       304,000    Sekisui House, Ltd. ..................     3,373,908       1.0
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                494,000    Amada Co., Ltd. ......................     3,259,680       1.0
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                432,000    Showa Shell Sekiyu K.K. ..............     3,883,902       1.2
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          115,400    Takeda Chemical Industries, Ltd. .....     5,065,903       1.6
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE                 100,000    Namco Ltd. ...........................     2,804,381       0.9
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                      800    Japan Tobacco, Inc. ..................     6,217,294       1.9
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                   3,130    NTT DoCoMo, Inc. .....................     5,593,640       1.7
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN JAPAN              76,478,560      23.5
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS      AIR FREIGHT &            190,557    TNT Post Group NV.....................     4,353,978       1.3
                 LOGISTICS
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 97,094    Akzo Nobel NV.........................     3,571,052       1.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &    256,792    Buhrmann NV...........................     2,552,521       0.8
                 SUPPLIES                 236,258    Vedior NV 'A'.........................     3,443,571       1.0
                                                                                             ------------     -----
                                                                                                5,996,092       1.8
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL    213,005    ING Groep NV..........................     5,027,560       1.6
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES           434,283    +Koninklijke Ahold NV.................     3,407,989       1.1
                 RETAILING
                                          140,242    Koninklijke Ahold NV (ADR)(b).........     1,112,119       0.3
                                                                                             ------------     -----
                                                                                                4,520,108       1.4
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES       201,771    Koninklijke (Royal) Philips
                                                       Electronics NV......................     5,432,577       1.7
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                241,847    Aegon NV..............................     2,915,950       0.9
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN THE NETHERLANDS    31,817,317       9.8
----------------------------------------------------------------------------------------------------------------------
NEW ZEALAND      DIVERSIFIED              907,309    Telecom Corporation of New Zealand
                 TELECOMMUNICATION                     Limited.............................     3,387,977       1.0
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN NEW ZEALAND         3,387,977       1.0
----------------------------------------------------------------------------------------------------------------------
NORWAY           COMMERCIAL BANKS         623,445    DNB Holding ASA.......................     4,254,339       1.3
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN NORWAY              4,254,339       1.3
----------------------------------------------------------------------------------------------------------------------
SWEDEN           DIVERSIFIED FINANCIAL    368,871    Investor AB 'B'.......................     3,770,510       1.2
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                102,023    Volvo AB 'B'..........................     3,548,414       1.1
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN SWEDEN              7,318,924       2.3
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND      CAPITAL MARKETS          166,862    Credit Suisse Group...................     5,928,904       1.8
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS    52,508    Holcim (Registered Shares)............     2,855,154       0.9
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 24,527    +Swiss Life Holding...................     3,422,304       1.0
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          107,701    Novartis AG (Registered Shares).......     4,751,262       1.5
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN SWITZERLAND        16,957,624       5.2
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRY*          HELD                   COMMON STOCKS                  VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   AEROSPACE & DEFENSE    1,198,397    BAE Systems PLC.......................  $  4,764,944       1.5%
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS         548,448    Barclays PLC..........................     4,672,182       1.4
                                          210,488    Royal Bank of Scotland Group PLC......     6,061,712       1.9
                                                                                             ------------     -----
                                                                                               10,733,894       3.3
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES           376,099    Boots Group PLC.......................     4,692,542       1.4
                 RETAILING
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS            429,893    Unilever PLC..........................     4,217,695       1.3
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL               445,295    Smiths Group PLC......................     6,028,304       1.9
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                316,729    AVIVA PLC.............................     3,268,267       1.0
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS              1,551,434    Shell Transport & Trading Company
                                                       PLC.................................    11,380,709       3.5
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          205,726    GlaxoSmithKline PLC...................     4,163,618       1.3
                 -----------------------------------------------------------------------------------------------------
                 SPECIALTY RETAIL         880,852    Kesa Electricals PLC..................     4,620,551       1.4
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION           433,662    BAA PLC...............................     4,352,978       1.3
                 INFRASTRUCTURE
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS               2,000,794    Vodafone Group PLC....................     4,381,340       1.3
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN THE
                                                     UNITED KINGDOM                            62,604,842      19.2
----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN COMMON STOCKS
                                                     (COST--$260,227,649)                     323,325,874      99.2
----------------------------------------------------------------------------------------------------------------------

                                                                  PREFERRED STOCKS
-------------------------------------------------------------------------------------------------------------------------
GERMANY          HOUSEHOLD PRODUCTS          19,632    Henkel KGaA (Non-Convertible)..........     1,676,269       0.5
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                       (COST--$1,180,957)                          1,676,269       0.5
-------------------------------------------------------------------------------------------------------------------------
                                BENEFICIAL INTEREST    OTHER INTERESTS(A)
-------------------------------------------------------------------------------------------------------------------------
UNITED           ELECTRIC UTILITIES          54,000    British Energy PLC (Deferred Shares)...             0       0.0
KINGDOM
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN OTHER INTERESTS
                                                       (COST--$0)                                          0       0.0
-------------------------------------------------------------------------------------------------------------------------
                                        FACE AMOUNT    SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------------
                 TIME DEPOSITS        US$ 5,338,874    Brown Brothers Harriman & Co., 0.76%
                                                         due 7/01/2004........................     5,338,874       1.6
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                       SHORT-TERM SECURITIES
                                                       (COST--$5,338,874)                          5,338,874       1.6
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS
                                                       (COST--$266,747,480)...................   330,341,017     101.3
                                                       LIABILITIES IN EXCESS OF OTHER
                                                         ASSETS...............................    (4,327,814)     (1.3)
                                                                                                ------------     -----
                                                       NET ASSETS.............................  $326,013,203     100.0%
                                                                                                ============     =====
-------------------------------------------------------------------------------------------------------------------------

+   Non-income producing security.

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                  NET        INTEREST/DIVIDEND
AFFILIATE                                                       ACTIVITY          INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(10,656,674)      $ 14,529
Merrill Lynch Premier Institutional Fund....................    (3,552,226)      $  4,692
----------------------------------------------------------------------------------------------

(a) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(b) American Depositary Receipts (ADR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$266,747,480).......................................                  $330,341,017
Cash........................................................                         1,428
Foreign cash (cost--$22,569)................................                        22,569
Receivables:
  Dividends.................................................  $  1,372,107
  Securities sold...........................................     1,075,515
  Capital shares sold.......................................       216,731
  Interest..................................................           113       2,664,466
                                                              ------------
Prepaid expenses............................................                         3,817
                                                                              ------------
Total assets................................................                   333,033,297
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................     6,659,356
  Securities purchased......................................       260,377
  Investment adviser........................................        34,139
  Other affiliates..........................................         4,312       6,958,184
                                                              ------------
Accrued expenses and other liabilities......................                        61,910
                                                                              ------------
Total liabilities...........................................                     7,020,094
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $326,013,203
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                  $  2,709,939
Paid-in capital in excess of par............................                   328,829,342
Undistributed investment income--net........................  $  3,806,646
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (72,953,940)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................    63,621,216
                                                              ------------
Total accumulated losses--net...............................                    (5,526,078)
                                                                              ------------
NET ASSETS..................................................                  $326,013,203
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $326,013,203 and 27,099,386
  shares outstanding........................................                  $      12.03
                                                                              ============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class II or Class III as of June 30,
   2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $877,856 foreign withholding tax).........                 $ 5,794,917
Securities lending--net.....................................                      19,221
Interest....................................................                       7,366
                                                                             -----------
Total income................................................                   5,821,504
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,220,170
Custodian fees..............................................       64,024
Accounting services.........................................       48,250
Professional fees...........................................       17,738
Printing and shareholder reports............................       16,862
Trustee's fees and expenses.................................        9,190
Pricing fees................................................        3,431
Transfer agent fees.........................................        2,142
Other.......................................................       14,491
                                                              -----------
Total expenses..............................................                   1,396,298
                                                                             -----------
Investment income--net......................................                   4,425,206
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain from:
  Investments--net..........................................   15,624,397
  Foreign currency transactions--net........................       10,890     15,635,287
                                                              -----------
Change in unrealized appreciation on:
  Investments--net..........................................   (2,867,281)
  Foreign currency transactions--net........................      (96,562)    (2,963,843)
                                                              -----------    -----------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                  12,671,444
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $17,096,650
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX            FOR THE
                                                              MONTHS ENDED          YEAR ENDED
                                                                JUNE 30,           DECEMBER 31,
INCREASE IN NET ASSETS:                                           2004                 2003
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 4,425,206          $  5,262,954
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................   15,635,287              (397,444)
Change in unrealized appreciation on investments and foreign
  currency transactions--net................................   (2,963,843)           88,498,071
                                                              ------------         ------------
Net increase in net assets resulting from operations........   17,096,650            93,363,581
                                                              ------------         ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................           --            (8,834,795)
                                                              ------------         ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --            (8,834,795)
                                                              ------------         ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (10,975,429)           (4,638,718)
                                                              ------------         ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    6,121,221            79,890,068
Beginning of period.........................................  319,891,982           240,001,914
                                                              ------------         ------------
End of period*..............................................  $326,013,203         $319,891,982
                                                              ============         ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $ 3,806,646          $   (618,560)
                                                              ============         ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                   FOR THE SIX
                                                        MONTHS ENDED        FOR THE YEAR ENDED DECEMBER 31,++
                                                          JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2004         2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  11.41     $   8.26    $   9.69    $  11.68    $  11.52
                                                          --------     --------    --------    --------    --------
Investment income--net................................         .16+         .19+        .13+        .20+        .22
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................         .46         3.29       (1.21)      (1.71)        .10
                                                          --------     --------    --------    --------    --------
Total from investment operations......................         .62         3.48       (1.08)      (1.51)        .32
                                                          --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................          --         (.33)       (.35)       (.24)       (.11)
  Realized gain on investments--net...................          --           --          --        (.24)       (.05)
                                                          --------     --------    --------    --------    --------
Total dividends and distributions.....................          --         (.33)       (.35)       (.48)       (.16)
                                                          --------     --------    --------    --------    --------
Net asset value, end of period........................    $  12.03     $  11.41    $   8.26    $   9.69    $  11.68
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       5.43%++     42.24%++++  (11.54%)   (12.90%)      2.85%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding reorganization expenses...........        .86%*        .87%        .91%        .99%        .93%
                                                          ========     ========    ========    ========    ========
Expenses..............................................        .86%*        .89%        .91%       1.01%        .93%
                                                          ========     ========    ========    ========    ========
Investment income--net................................       2.71%*       2.08%       1.38%       1.83%       2.20%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $326,013     $319,892    $240,002    $349,318    $356,292
                                                          ========     ========    ========    ========    ========
Portfolio turnover....................................         33%          54%         55%         62%         39%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+  Based on average shares outstanding.

++ Effective November 24, 2003, Shares of the Fund were designated Class I
   Shares.

++ Aggregate total investment return.
++++ In 2003, .12% of the Fund's total return consisted of voluntary reimbursements by the Investment Adviser for the realized losses on foreign currency transactions.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. International Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be

--------------------------------------------------------------------------------

valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  - Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  - Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  - Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective

--------------------------------------------------------------------------------

aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $8,099 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2004, MLPF&S earned $5,776 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $3,204 for certain accounting services for the six months ended June 30, 2004.

  Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Certain officers and/or directors of the Company are officers and/or, directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $107,491,520 and $111,871,685, respectively.

  Net realized gains for the six months ended June 30, 2004 and net unrealized appreciation as of June 30, 2004 were as follows:

------------------------------------------------------------------
                                        Realized       Unrealized
                                          Gains       Appreciation
------------------------------------------------------------------
Long-term investments................  $15,624,397    $63,593,537
Foreign currency transactions........       10,890         27,679
                                       -----------    -----------
Total................................  $15,635,287    $63,621,216
                                       ===========    ===========
------------------------------------------------------------------

  As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $61,839,592, of which $66,758,349 related to appreciated securities and $4,918,757 related to

--------------------------------------------------------------------------------

depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $268,501,425.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $10,975,429 and $4,638,718 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2004                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    2,336,061    $ 27,335,927
Shares redeemed.......................   (3,263,348)    (38,311,356)
                                         ----------    ------------
Net decrease..........................     (927,287)   $(10,975,429)
                                         ==========    ============

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                       Shares          Amount
-----------------------------------------------------------------
Shares sold.........................    8,655,371    $ 78,202,592
Shares issued to shareholders in
 reinvestment of dividends..........      785,018       8,834,795
                                      -----------    ------------
Total issued........................    9,440,389      87,037,387
Shares redeemed.....................  (10,461,080)    (91,676,105)
                                      -----------    ------------
Net decrease........................   (1,020,691)   $ (4,638,718)
                                      ===========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. COMMITMENTS:

At June 30, 2004, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $238,000 and $1,067,000, respectively.

7. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $87,183,238, of which $15,582,411 expires in 2008, $18,093,629 expires in 2009,
$41,856,405 expires in 2010 and $11,650,793 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:
  Large Cap Core V.I. Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria, including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security allocations.

FUND PERFORMANCE

  For the six-month period ended June 30, 2004, Large Cap Core V.I. Fund's Class I Shares had a total return of +5.88%, 2.55 percentage points ahead of the unmanaged benchmark, the Russell 1000 Index, which returned +3.33% for the same period. The Fund's relative outperformance was a result of stock selection within the healthcare, telecommunication services and utilities sectors, which was partially offset by poor stock selection within information technology. The Fund also benefited from an underweight position in materials.

INVESTMENT ENVIRONMENT

  Concerns that inflation and interest rates may rise at a faster pace than previously assumed inevitably lead to worries about how the economy and financial markets might be affected. Leveraged activities increased during the long period of exceptionally low interest rates, raising the question of how much damage will be caused as interest rates increase. We doubt that rising interest rates will pose a major threat to the economy during the next year. Even if interest rates rise at a faster pace than currently discounted, it is hard to imagine that monetary policy will become restrictive in the next 12 months. Such a restrictive policy stance would be signaled by interest rates at or above nominal gross domestic product growth and/or a flat or inverted yield curve. Eventually this point will come, but probably not before 2006. In past cycles, the economy did not run into major problems until the yield curve became flat or inverted. We believe this is a long way off. The bottom line, in our view, is that the economic outlook for 2005 remains bright. The gradual withdrawal of policy stimulus means that growth will slowly decelerate. In our opinion, there is no reason why growth should fall significantly until policy becomes restrictive or there is a negative shock that throws the economy off course. As far as the financial markets are concerned, investors have had plenty of warning to unwind leveraged trades that are vulnerable to higher short-term interest rates. The Federal Reserve Board has been careful to telegraph its intentions in order to avoid a repeat of 1994, when rising interest rates caught many highly leveraged investors off guard.

PORTFOLIO ACTIVITY

  As of June 30, 2004, our biggest overweights included consumer discretionary and information technology, although our overweighting was as low as it has been in some time. Similarly, our underweights included financials, consumer staples and industrials. We expect to continue to increase quality and capitalization as well as reduce cyclicality during the balance of the year while, as always, focusing on companies that we believe have good earnings momentum, earnings surprise and valuation characteristics.

  During the period, we accelerated our move toward less cyclicality and higher quality. From a sector standpoint, we increased our weightings in energy, materials and healthcare and decreased our exposure to information technology, industrials and financials. Our largest purchases included ConocoPhillips, Lucent Technologies, Inc., QUALCOMM Incorporated, The Gillette Company and Xerox Corporation, while our largest sales included Lehman Brothers Holdings, Inc., Citigroup Inc., Sprint Corp (PCS Group), Dell Inc., Oxford Health Plans, Inc. and Countrywide Credit Industries Inc.

LOOKING AHEAD

  The stock market has had to deal with much bad news in recent months including a tense geopolitical situation, high oil prices and a repricing of Fed policy. Moreover, equities were due for a pause given that the Standard & Poor's 500 (S&P 500) Index rose more than 40% between March 2003 and March 2004, almost without a break. Under the circumstances, the market's recent stumble so far has been minor, with the S&P 500 Index suffering a peak-to-trough decline of a little more than 6%. It would have been much worse but for the continued impressive performance of corporate earnings.

  The turnaround in corporate finances in the past few years has been truly spectacular. Profit margins have hit a new post-World War II high. The combination of tight cost control, surging

--------------------------------------------------------------------------------

productivity and improved sales volumes has allowed the corporate sector to thrive despite limited pricing power. Earnings will continue to rise in the next year, but the pace of growth may decelerate. Margins actually dipped lower in the first quarter and a more pronounced decline will have occurred in the second quarter given that productivity growth slowed sharply. Estimates of forward earnings continue to rise strongly. The eventual combination of a sharp deceleration in earnings growth and rising interest rates is not exactly positive for stocks. This is especially true given that valuations are at best neutral. The forward price-earnings ratio is still high by historical standards, but looks reasonable when adjusted for the level of interest rates. However, interest rates are headed up, not down. There is still a good chance that stocks will make further gains in the near term. Interest rates, although rising, will still be at historically low levels for some time, and earnings growth, although decelerating, will still be decent.

  Our view is that consumers should be relatively immune to the initial phase of interest rate increases, assuming oil prices abate, because of the improvement in incomes. We also believe that the bond market is in a rally phase inside this cyclical bear market that started last June, and that the equity market is the most difficult call. We have been concerned about the rise of the dollar, the rise of interest rates, the rise of oil prices and geopolitics. We have gotten some relief from the lower dollar and declining interest rates. As for oil prices, the best we can say is that at least they seem to have stopped going up, and the geopolitical backdrop is still a concern.

  Putting this all together, we believe that rising earnings will eventually carry stock prices higher as concerns about interest rates, oil prices, global uncertainty and the presidential election eventually pass or are ameliorated to some degree.

IN CONCLUSION

  We thank you for your continued investment in Large Cap Core V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Robert C. Doll, Jr.
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +23.32%
--------------------------------------------------------------------------
Five Years Ended 6/30/04                                         + 2.30
--------------------------------------------------------------------------
Ten Years Ended 6/30/04                                          +10.51
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2004                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +5.88%         +23.32%
-----------------------------------------------------------------------------------------
Russell 1000(R) Index**                                          +3.33          +19.48
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY++                           HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE               180,000      Honeywell International Inc. .............  $  6,593,400        1.3%
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                    85,000      Lear Corporation..........................     5,014,150        1.0
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                        42,000      Ford Motor Company........................       657,300        0.1
                                  129,000      General Motors Corporation................     6,010,110        1.2
                                                                                           ------------      -----
                                                                                              6,667,410        1.3
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                     100,000      +Genentech, Inc. .........................     5,620,000        1.1
                                   74,000      +Invitrogen Corporation...................     5,327,260        1.0
                                                                                           ------------      -----
                                                                                             10,947,260        2.1
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                   417,000      +E*TRADE Financial Corp. .................     4,649,550        0.9
                                  223,000      J.P. Morgan Chase & Co. ..................     8,645,710        1.6
                                                                                           ------------      -----
                                                                                             13,295,260        2.5
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                         115,000      Eastman Chemical Company..................     5,316,450        1.0
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                   37,000      Bank of America Corporation...............     3,130,940        0.6
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &              79,000      +Career Education Corporation.............     3,599,240        0.7
SUPPLIES
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT          347,000      +Avaya Inc. ..............................     5,479,130        1.0
                                  113,000      +Cisco Systems, Inc. .....................     2,678,100        0.5
                                  276,000      +Corning Incorporated.....................     3,604,560        0.7
                                1,576,000      +Lucent Technologies Inc. ................     5,957,280        1.1
                                  405,000      Motorola, Inc. ...........................     7,391,250        1.4
                                  113,000      QUALCOMM Incorporated.....................     8,246,740        1.6
                                                                                           ------------      -----
                                                                                             33,357,060        6.3
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS            22,000      International Business Machines
                                                 Corporation.............................     1,939,300        0.4
                                  109,000      +NCR Corporation..........................     5,405,310        1.0
                                  109,000      +SanDisk Corporation......................     2,364,210        0.5
                                   45,000      +Storage Technology Corporation...........     1,305,000        0.2
                                                                                           ------------      -----
                                                                                             11,013,820        2.1
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL             133,000      Citigroup Inc. ...........................     6,184,500        1.2
SERVICES
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES                220,000      Edison International......................     5,625,400        1.1
                                  147,000      TXU Corporation...........................     5,954,970        1.1
                                                                                           ------------      -----
                                                                                             11,580,370        2.2
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT              163,000      Rockwell Automation, Inc. ................     6,114,130        1.2
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            200,000      +Agilent Technologies, Inc. ..............     5,856,000        1.1
INSTRUMENTS
                                  117,000      +Waters Corporation.......................     5,590,260        1.1
                                                                                           ------------      -----
                                                                                             11,446,260        2.2
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING           20,000      Wal-Mart Stores, Inc. ....................     1,055,200        0.2
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                     340,000      Archer-Daniels-Midland Company............     5,705,200        1.1
                                  269,000      Tyson Foods, Inc. (Class A)...............     5,635,550        1.1
                                                                                           ------------      -----
                                                                                             11,340,750        2.2
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE                        82,000      Bausch & Lomb Incorporated................     5,335,740        1.0
EQUIPMENT & SUPPLIES
                                  111,000      Becton, Dickinson and Company.............     5,749,800        1.1
                                   96,000      C.R. Bard, Inc. ..........................     5,438,400        1.0
                                  118,000      +Cytyc Corporation........................     2,993,660        0.6
                                   41,000      +Fisher Scientific International Inc. ....     2,367,750        0.5
                                   23,000      +Zimmer Holdings, Inc. ...................     2,028,600        0.4
                                                                                           ------------      -----
                                                                                             23,913,950        4.6
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE                        66,000      +Anthem, Inc. ............................     5,910,960        1.1
PROVIDERS & SERVICES
                                   84,000      CIGNA Corporation.........................     5,780,040        1.1
                                  156,000      +DaVita, Inc. ............................     4,809,480        0.9
                                  238,000      +Humana Inc. .............................     4,022,200        0.8
                                  121,000      Omnicare, Inc. ...........................     5,180,010        1.0
                                  151,000      +PacifiCare Health Systems, Inc. .........     5,837,660        1.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY++                           HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE
PROVIDERS & SERVICES
(CONCLUDED)
                                  698,000      +Service Corporation International........  $  5,144,260        1.0%
                                                                                           ------------      -----
                                                                                             36,684,610        7.0
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS               124,000      Applebee's International, Inc. ...........     2,854,480        0.5
& LEISURE
                                  132,000      International Game Technology.............     5,095,200        1.0
                                  251,000      McDonald's Corporation....................     6,526,000        1.2
                                                                                           ------------      -----
                                                                                             14,475,680        2.7
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                186,000      D.R. Horton, Inc. ........................     5,282,400        1.0
                                   75,000      Fortune Brands, Inc. .....................     5,657,250        1.1
                                   76,000      KB HOME...................................     5,215,880        1.0
                                  100,000      Lennar Corporation (Class A)..............     4,472,000        0.8
                                  102,000      Pulte Corporation.........................     5,307,060        1.0
                                   40,000      The Ryland Group, Inc. ...................     3,128,000        0.6
                                    6,000      The Stanley Works.........................       273,480        0.1
                                   29,000      +Toll Brothers, Inc. .....................     1,227,280        0.2
                                                                                           ------------      -----
                                                                                             30,563,350        5.8
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                 28,000      The Procter & Gamble Company..............     1,524,320        0.3
---------------------------------------------------------------------------------------------------------------------
IT SERVICES                       200,000      +Cognizant Technology Solutions
                                                 Corporation.............................     5,082,000        0.9
                                  122,000      +Computer Sciences Corporation............     5,664,460        1.1
                                                                                           ------------      -----
                                                                                             10,746,460        2.0
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES          328,000      General Electric Company..................    10,627,200        2.0
                                   50,000      Textron, Inc. ............................     2,967,500        0.6
                                                                                           ------------      -----
                                                                                             13,594,700        2.6
---------------------------------------------------------------------------------------------------------------------
INSURANCE                          62,000      The Allstate Corporation..................     2,886,100        0.5
                                   41,000      American International Group, Inc. .......     2,922,480        0.5
                                   30,000      Aon Corporation...........................       854,100        0.2
                                   75,000      The Chubb Corporation.....................     5,113,500        1.0
                                   28,600      Fidelity National Financial, Inc. ........     1,067,924        0.2
                                   92,000      The Hartford Financial Services Group,
                                                 Inc. ...................................     6,324,080        1.2
                                  118,000      Lincoln National Corporation..............     5,575,500        1.1
                                   25,000      Loews Corporation.........................     1,499,000        0.3
                                   89,000      MBIA, Inc. ...............................     5,083,680        1.0
                                  108,000      MetLife, Inc. ............................     3,871,800        0.7
                                   40,000      SAFECO Corporation........................     1,760,000        0.3
                                                                                           ------------      -----
                                                                                             36,958,164        7.0
---------------------------------------------------------------------------------------------------------------------
MACHINERY                          92,000      Cummins Inc. .............................     5,750,000        1.1
---------------------------------------------------------------------------------------------------------------------
MEDIA                              38,000      +Getty Images, Inc. ......................     2,280,000        0.4
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                    75,000      Nucor Corporation.........................     5,757,000        1.1
                                   66,000      Phelps Dodge Corporation..................     5,115,660        1.0
                                                                                           ------------      -----
                                                                                             10,872,660        2.1
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                  149,000      J.C. Penney Company, Inc. ................     5,626,240        1.1
                                  197,000      The May Department Stores Company.........     5,415,530        1.0
                                  131,000      Nordstrom, Inc. ..........................     5,581,910        1.1
                                                                                           ------------      -----
                                                                                             16,623,680        3.2
---------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &               1,208,000      +Dynegy Inc. (Class A)....................     5,146,080        1.0
UNREGULATED POWER
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                405,000      +Xerox Corporation........................     5,872,500        1.1
---------------------------------------------------------------------------------------------------------------------
OIL & GAS                          77,000      Amerada Hess Corporation..................     6,097,630        1.1
                                  106,000      Anadarko Petroleum Corporation............     6,211,600        1.2
                                  100,000      ConocoPhillips............................     7,629,000        1.4
                                  186,000      Exxon Mobil Corporation...................     8,260,260        1.6
                                  107,000      Kerr-McGee Corporation....................     5,753,390        1.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY++                           HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
OIL & GAS (CONCLUDED)
                                   23,000      Sunoco, Inc. .............................  $  1,463,260        0.3%
                                   77,000      Valero Energy Corporation.................     5,679,520        1.1
                                                                                           ------------      -----
                                                                                             41,094,660        7.8
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS           166,000      Georgia-Pacific Corporation...............     6,138,680        1.2
---------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                 169,000      The Gillette Company......................     7,165,600        1.4
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                   103,000      Johnson & Johnson.........................     5,737,100        1.1
                                  247,000      Pfizer, Inc. .............................     8,467,160        1.6
                                                                                           ------------      -----
                                                                                             14,204,260        2.7
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                       234,000      Norfolk Southern Corporation..............     6,205,680        1.2
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                  374,000      +Advanced Micro Devices, Inc. ............     5,946,600        1.1
SEMICONDUCTOR EQUIPMENT
                                  967,000      +Atmel Corporation........................     5,724,640        1.1
                                  251,000      +Cypress Semiconductor Corporation........     3,561,690        0.7
                                  265,000      +Fairchild Semiconductor Corporation......     4,338,050        0.8
                                  129,000      Intel Corporation.........................     3,560,400        0.7
                                  104,000      +Silicon Laboratories Inc. ...............     4,820,400        0.9
                                   48,000      Texas Instruments Incorporated............     1,160,640        0.2
                                                                                           ------------      -----
                                                                                             29,112,420        5.5
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                          141,000      Autodesk, Inc. ...........................     6,036,210        1.1
                                  243,000      Microsoft Corporation.....................     6,940,080        1.3
                                  422,000      +Novell, Inc. ............................     3,540,580        0.7
                                  127,000      +Symantec Corporation.....................     5,560,060        1.1
                                                                                           ------------      -----
                                                                                             22,076,930        4.2
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                  143,000      Abercrombie & Fitch Co. (Class A).........     5,541,250        1.0
                                  219,000      Foot Locker, Inc. ........................     5,330,460        1.0
                                  258,000      The Gap, Inc. ............................     6,256,500        1.2
                                  130,000      The Home Depot, Inc. .....................     4,576,000        0.9
                                   35,000      +Urban Outfitters, Inc. ..................     2,131,850        0.4
                                                                                           ------------      -----
                                                                                             23,836,060        4.5
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &               122,000      +Coach, Inc. .............................     5,513,180        1.1
LUXURY GOODS
---------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                 24,000      Countrywide Financial Corporation.........     1,686,000        0.3
FINANCE
---------------------------------------------------------------------------------------------------------------------
WIRELESS                          236,000      +Nextel Communications, Inc. (Class A)....     6,291,760        1.2
TELECOMMUNICATION SERVICES
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (COST--$469,026,944)......................   524,987,584      100.1
---------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL
                                 INTEREST                SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $86,686,650      Merrill Lynch Liquidity Series, LLC
                                               Money Market Series(a)(b).................    86,686,650       16.5
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$86,686,650).......................    86,686,650       16.5
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$555,713,594)......................   611,674,234      116.6
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.....   (87,161,028)     (16.6)
                                                                                           ------------      -----
                                               NET ASSETS................................  $524,513,206      100.0%
                                                                                           ============      =====
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)
--------------------------------------------------------------------------------

+   Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------------
                                                                              INTEREST/
AFFILIATE                                                     NET ACTIVITY   DIVIDEND INCOME
--------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....            --       $   272
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ 41,019,637       $29,428
Merrill Lynch Premier Institutional Fund....................   (15,222,337)      $ 7,922
--------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $84,539,686) (identified
  cost--$469,026,944).......................................                  $524,987,584
Investments in affiliated securities, at value (identified
  cost--$86,686,650)........................................                    86,686,650
Foreign cash (cost--$368)...................................                           354
Receivables:
  Securities sold...........................................  $ 24,254,968
  Dividends.................................................       413,320
  Securities lending--net...................................         5,912
  Capital shares sold.......................................         2,813
  Interest from affiliates..................................           239      24,677,252
                                                              ------------
Prepaid expenses............................................                         2,517
                                                                              ------------
Total assets................................................                   636,354,357
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    86,686,650
Payables:
  Securities purchased......................................    23,618,389
  Custodian bank............................................     1,231,982
  Capital shares redeemed...................................       246,526
  Investment adviser........................................        32,589
  Other affiliates..........................................         6,377      25,135,863
                                                              ------------
Accrued expenses............................................                        18,638
                                                                              ------------
Total liabilities...........................................                   111,841,151
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $524,513,206
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                  $  1,953,627
Paid-in capital in excess of par............................                   522,615,092
Undistributed investment income--net........................  $  1,296,856
Accumulated realized capital losses on investments--net.....   (57,312,995)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................    55,960,626
                                                              ------------
Total accumulated losses--net...............................                       (55,513)
                                                                              ------------
NET ASSETS..................................................                  $524,513,206
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $524,513,206 and 19,536,266
  shares outstanding........................................                  $      26.85
                                                                              ============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.
++ The Fund had no outstanding shares for Class II or Class III as of June 30, 2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                  $  2,717,365
Securities lending--net.....................................                        37,350
Interest from affiliates....................................                           272
                                                                              ------------
Total income................................................                     2,754,987
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,194,427
Accounting services.........................................        80,728
Custodian fees..............................................        30,554
Professional fees...........................................        23,088
Printing and shareholder reports............................        22,988
Directors' fees and expenses................................        15,339
Transfer agent fees.........................................         2,436
Pricing services............................................           606
Other.......................................................        10,896
                                                              ------------
Total expenses..............................................                     1,381,062
                                                                              ------------
Investment income--net......................................                     1,373,925
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain on investments--net...........................                    49,296,116
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (20,722,812)
  Foreign currency transactions--net........................             4     (20,722,808)
                                                              ------------    ------------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                    28,573,308
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $ 29,947,233
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX       FOR THE YEAR
                                                              MONTHS ENDED          ENDED
                                                                JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2004              2003
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 1,373,925       $  1,770,351
Realized gain on investments--net...........................   49,296,116         41,268,251
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........  (20,722,808)        84,388,416
                                                              ------------      ------------
Net increase in net assets resulting from operations........   29,947,233        127,427,018
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................           --         (1,825,008)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --         (1,825,008)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (23,153,997)       (42,808,187)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    6,793,236         82,793,823
Beginning of period.........................................  517,719,970        434,926,147
                                                              ------------      ------------
End of period*..............................................  $524,513,206      $517,719,970
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $ 1,296,856       $    (77,069)
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                 -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                        FOR THE SIX
                                                             MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,+
                                                               JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2004         2003        2002        2001        2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................      $  25.36     $  19.35    $  23.52    $  25.61    $  39.93
                                                               --------     --------    --------    --------    --------
Investment income--net++.................................           .07          .08         .16         .20         .44
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.....................          1.42         6.02       (4.15)      (2.09)      (4.16)
                                                               --------     --------    --------    --------    --------
Total from investment operations.........................          1.49         6.10       (3.99)      (1.89)      (3.72)
                                                               --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................            --         (.09)       (.18)       (.20)       (.48)
  In excess of investment income--net....................            --           --          --          --        (.16)
  Realized gain on investments--net......................            --           --          --          --++     (8.58)
  In excess of realized gain on investments--net.........            --           --          --          --       (1.38)
                                                               --------     --------    --------    --------    --------
Total dividends and distributions........................            --         (.09)       (.18)       (.20)     (10.60)
                                                               --------     --------    --------    --------    --------
Net asset value, end of period...........................      $  26.85     $  25.36    $  19.35    $  23.52    $  25.61
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................         5.88%++++   31.52%     (16.98%)     (7.39%)     (9.85%)
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................          .53%*        .54%        .56%        .53%        .49%
                                                               ========     ========    ========    ========    ========
Investment income--net...................................          .52%*        .39%        .74%        .86%       1.14%
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................      $524,513     $517,720    $434,926    $596,738    $761,558
                                                               ========     ========    ========    ========    ========
Portfolio turnover.......................................        65.48%      124.56%     115.39%     170.43%     102.12%
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+  Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

++ Amount is less than $(.01) per share.

 ++Based on average shares outstanding.

 ++++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Core V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good

--------------------------------------------------------------------------------

faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the

--------------------------------------------------------------------------------

event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight draft which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the fund. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Company. There is no increase in the aggregate fees paid by the Company for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2004, the Fund lent securities with a value of $12,157,283 to MLPF&S or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $16,122 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2004, the Fund reimbursed MLIM $5,280 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $343,592,527 and $364,683,644, respectively.

  Net realized gains for the six months ended June 30, 2004 and net unrealized appreciation/ depreciation as of June 30, 2004 were as follows:

--------------------------------------------------------------------
                                                        Unrealized
                                          Realized     Appreciation/
                                            Gains      Depreciation
--------------------------------------------------------------------
Long-term investments..................  $49,296,116    $55,960,640
Foreign currency transactions..........           --            (14)
                                         -----------    -----------
Total..................................  $49,296,116    $55,960,626
                                         ===========    ===========
--------------------------------------------------------------------

  At June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $48,359,640, of which $67,813,589 related to appreciated securities and $19,453,949 related to depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $563,314,594.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets resulting from capital share transactions were $23,153,997 and $42,808,187 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2004                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      189,550    $  4,987,853
Shares redeemed.......................   (1,070,577)    (28,141,850)
                                         ----------    ------------
Net decrease..........................     (881,027)   $(23,153,997)
                                         ==========    ============
-------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     371,145    $  8,119,902
Shares issued to shareholders in
 reinvestment of dividends...........      71,879       1,825,008
                                       ----------    ------------
Total issued.........................     443,024       9,944,910
Shares redeemed......................  (2,502,401)    (52,753,097)
                                       ----------    ------------
Net decrease.........................  (2,059,377)   $(42,808,187)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $99,008,110, of which $53,032,267 expires in 2009 and $45,975,843 expires in
2010. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Large Cap Growth V.I. Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Growth Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria, including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security allocations.

FUND PERFORMANCE

  For the six-month period ended June 30, 2004, Large Cap Growth V.I. Fund's Class I Shares had a total return of +2.38%, .36 percentage points below the unmanaged benchmark, the Russell 1000 Growth Index, which returned +2.74% for the same period. The Fund's Class III Shares had a total return of +6.17% since inception (May 19, 2004) through June 30, 2004. Fund performance benefited from stock selection within the health care, consumer discretionary and telecommunications sectors, although this was partially offset by poor stock selection within financials, consumer staples and information technology. The Fund was also disadvantaged by an underweight position in energy.

INVESTMENT ENVIRONMENT

  Concerns that inflation and interest rates may rise at a faster pace than previously assumed inevitably lead to worries about how the economy and financial markets might be affected. Leveraged activities increased during the long period of exceptionally low interest rates, raising the question of how much damage will be caused as interest rates increase. We doubt that rising interest rates will pose a major threat to the economy during the next year. Even if interest rates rise at a faster pace than currently discounted, it is hard to imagine that monetary policy will become restrictive in the next 12 months. Such a restrictive policy stance would be signaled by interest rates at or above nominal gross domestic product growth and/or a flat or inverted yield curve. Eventually this point will come, but probably not before 2006. In past cycles, the economy did not run into major problems until the yield curve became flat or inverted. We believe this is a long way off. The bottom line, in our view, is that the economic outlook for 2005 remains bright. The gradual withdrawal of policy stimulus means that growth will slowly decelerate. In our opinion, there is no reason why growth should fall significantly until policy becomes restrictive or there is a negative shock that throws the economy off course. As far as the financial markets are concerned, investors have had sufficient warning to unwind leveraged trades that are vulnerable to higher short-term interest rates. The Federal Reserve Board has been careful to telegraph its intentions in order to avoid a repeat of 1994 when rising interest rates caught many highly leveraged investors off guard.

PORTFOLIO ACTIVITY

  As of June 30, 2004, our biggest overweights included consumer discretionary and information technology, although our overweighting was as low as it has been in some time. Similarly, our underweights included financials, consumer staples and industrials. We expect to continue to increase quality and capitalization as well as reduce cyclicality during the balance of the year while, as always, focusing on companies that we believe have good earnings momentum, earnings surprise and valuation characteristics.

  During the period, we accelerated our move toward less cyclicality and higher quality. From a sector standpoint, we increased our weightings in health care, consumer staples and energy, and decreased our exposure to telecommunication services, consumer discretionary and industrials. Our largest purchases included Pfizer, Inc., Johnson & Johnson, Microsoft Corporation, The Home Depot, Inc., QUALCOMM Incorporated and The Gillette Company, while our largest sales included Intel Corporation, Altria Group, Inc., Oxford Health Plans, Inc., Mandalay Resort Group and E.I. du Pont de Nemours and Company.

LOOKING AHEAD

  The stock market has had to deal with much bad news in recent months including a tense geopolitical situation, high oil prices and a repricing of Fed policy. Moreover, equities were due for a pause given that the Standard & Poor's 500 (S&P 500) Index rose more than 40% between March 2003 and March 2004, almost without a break. Under the circumstances, the market's recent stumble so far has been minor, with the S&P 500 Index suffering a peak-to-trough decline of a little more than 6%. It would have been much worse but for the continued impressive performance of corporate earnings.

--------------------------------------------------------------------------------

  The turnaround in corporate finances in the past few years has been truly spectacular. Profit margins have hit a new post-World War II high. The combination of tight cost control, surging productivity and improved sales volumes has allowed the corporate sector to thrive despite limited pricing power. Earnings will likely continue to rise in the next year, but the pace of growth may decelerate. Margins actually dipped lower in the first quarter of 2004 and a more pronounced decline will have occurred in the second quarter given that productivity growth slowed sharply. Estimates of forward earnings continue to rise strongly. The eventual combination of a sharp deceleration in earnings growth and rising interest rates is not exactly positive for stocks. This is especially true given that valuations are at best neutral. The forward price-earnings ratio is still high by historical standards, but looks reasonable when adjusted for the level of interest rates. However, interest rates are headed up, not down. There is still a good chance that stocks will make further gains in the near term. Interest rates, although rising, will still be at historically low levels for some time, and earnings growth, although decelerating, will still be decent.

  Our view is that consumers should be relatively immune to the initial phase of interest rate increases, assuming oil prices abate, because of the improvement in incomes. We also believe that the bond market is in a rally phase inside this cyclical bear market that started last June, and that the equity market is the most difficult call. We have been concerned about the rise of the dollar, the rise of interest rates, the rise of oil prices and geopolitics. We have gotten some relief from the lower dollar and declining interest rates. As for oil prices, the best we can say is that at least they seem to have stopped going up, and the geopolitical backdrop is still a concern.

  Putting this all together, we believe that rising earnings will eventually carry stock prices higher as concerns about interest rates, oil prices, global uncertainty and the presidential election eventually pass or have improved to some degree.

IN CONCLUSION

  We thank you for your continued investment in Large Cap Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Robert C. Doll, Jr.
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +22.32%
--------------------------------------------------------------------------
Five Years Ended 6/30/04                                         - 1.65
--------------------------------------------------------------------------
Inception (4/30/99) through 6/30/04                              - 0.61
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
AGGREGATE TOTAL RETURN--CLASS III SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (5/19/04 through 6/30/04)                              +6.17%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2004                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +2.38%         +22.32%
-----------------------------------------------------------------------------------------
Class III Shares**                                                  --              --
-----------------------------------------------------------------------------------------
Russell 1000(R) Growth Index***                                  +2.74          +17.88
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective November 24, 2003, the Fund's Class A Shares were redesignated Class I Shares.

**  Class III Shares commenced operations on May 19, 2004.

*** This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY++                           HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                28,000      L-3 Communications Holdings, Inc. ........  $  1,870,400        1.0%
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                    24,000      Autoliv, Inc. ............................     1,012,800        0.6
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                      45,000      +Genentech, Inc. .........................     2,529,000        1.4
                                   17,000      +IDEXX Laboratories, Inc. ................     1,069,980        0.6
                                   25,000      +Invitrogen Corporation...................     1,799,750        1.0
                                                                                           ------------      -----
                                                                                              5,398,730        3.0
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                   156,000      +E*TRADE Financial Corp. .................     1,739,400        1.0
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                   28,000      Commerce Bancorp, Inc. ...................     1,540,280        0.9
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &              22,000      +Apollo Group, Inc. (Class A).............     1,942,380        1.1
SUPPLIES                           34,000      +Career Education Corporation.............     1,549,040        0.9
                                                                                           ------------      -----
                                                                                              3,491,420        2.0
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT          102,900      +Cisco Systems, Inc. .....................     2,438,730        1.4
                                  112,000      +Corning Incorporated.....................     1,462,720        0.8
                                   81,000      +Juniper Networks, Inc. ..................     1,990,170        1.1
                                  172,000      Motorola, Inc. ...........................     3,139,000        1.8
                                   51,000      QUALCOMM Incorporated.....................     3,721,980        2.1
                                  214,000      +Tellabs, Inc. ...........................     1,870,360        1.0
                                                                                           ------------      -----
                                                                                             14,622,960        8.2
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS            22,000      +Lexmark International, Inc. (Class A)....     2,123,660        1.2
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &             70,000      +Agilent Technologies, Inc. ..............     2,049,600        1.1
INSTRUMENTS                        37,700      +Arrow Electronics, Inc. .................     1,011,114        0.6
                                   41,000      PerkinElmer, Inc. ........................       821,640        0.5
                                   42,000      +Waters Corporation.......................     2,006,760        1.1
                                                                                           ------------      -----
                                                                                              5,889,114        3.3
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING          332,000      +Rite Aid Corporation.....................     1,733,040        1.0
                                   14,000      Wal-Mart Stores, Inc. ....................       738,640        0.4
                                   21,000      Whole Foods Market, Inc. .................     2,004,450        1.1
                                                                                           ------------      -----
                                                                                              4,476,130        2.5
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &            24,000      Bausch & Lomb Incorporated................     1,561,680        0.8
SUPPLIES                           41,000      Becton, Dickinson and Company.............     2,123,800        1.2
                                   34,000      C.R. Bard, Inc. ..........................     1,926,100        1.1
                                   78,000      +Cytyc Corporation........................     1,978,860        1.1
                                   31,000      +Fisher Scientific International Inc. ....     1,790,250        1.0
                                   33,000      +Respironics, Inc. .......................     1,938,750        1.1
                                   23,000      +Varian Medical Systems, Inc. ............     1,825,050        1.0
                                                                                           ------------      -----
                                                                                             13,144,490        7.3
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &            21,000      Aetna Inc. (New Shares)...................     1,785,000        1.0
SERVICES                           22,000      +Anthem, Inc. ............................     1,970,320        1.1
                                   51,000      +DaVita, Inc. ............................     1,572,330        0.9
                                   27,000      +Laboratory Corporation of America
                                                 Holdings................................     1,071,900        0.6
                                   19,400      Omnicare, Inc. ...........................       830,514        0.5
                                    1,000      +PacifiCare Health Systems, Inc. .........        38,660        0.0
                                   22,000      Quest Diagnostics Incorporated............     1,868,900        1.0
                                                                                           ------------      -----
                                                                                              9,137,624        5.1
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &              28,800      Applebee's International, Inc. ...........       662,976        0.4
LEISURE                            26,000      International Game Technology.............     1,003,600        0.6
                                   38,000      Station Casinos, Inc. ....................     1,839,200        1.0
                                                                                           ------------      -----
                                                                                              3,505,776        2.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY++                           HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                 63,000      D.R. Horton, Inc. ........................  $  1,789,200        1.0%
                                   21,000      Harman International Industries,
                                                 Incorporated............................     1,911,000        1.1
                                   36,000      Lennar Corporation (Class A)..............     1,609,920        0.9
                                                                                           ------------      -----
                                                                                              5,310,120        3.0
---------------------------------------------------------------------------------------------------------------------
IT SERVICES                        55,000      +CheckFree Corp. .........................     1,650,000        0.9
                                   73,000      +Cognizant Technology Solutions
                                                 Corporation.............................     1,854,930        1.0
                                   40,000      +DST Systems, Inc. .......................     1,923,600        1.1
                                                                                           ------------      -----
                                                                                              5,428,530        3.0
---------------------------------------------------------------------------------------------------------------------
INSURANCE                          46,000      Fidelity National Financial, Inc. ........     1,717,640        1.0
---------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES       87,000      +Yahoo! Inc. .............................     3,160,710        1.8
---------------------------------------------------------------------------------------------------------------------
MACHINERY                          54,000      Pentair, Inc. ............................     1,816,560        1.0
---------------------------------------------------------------------------------------------------------------------
MEDIA                              31,000      +Getty Images, Inc. ......................     1,860,000        1.0
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                    23,000      Phelps Dodge Corporation..................     1,782,730        1.0
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                   34,000      Nordstrom, Inc. ..........................     1,448,740        0.8
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                137,000      +Xerox Corporation........................     1,986,500        1.1
---------------------------------------------------------------------------------------------------------------------
OIL & GAS                          31,000      Anadarko Petroleum Corporation............     1,816,600        1.0
---------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                  71,000      The Gillette Company......................     3,010,400        1.7
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                   127,000      Johnson & Johnson.........................     7,073,900        4.0
                                  289,000      Pfizer, Inc. .............................     9,906,920        5.5
                                                                                           ------------      -----
                                                                                             16,980,820        9.5
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                  121,000      +Advanced Micro Devices, Inc. ............     1,923,900        1.1
SEMICONDUCTOR EQUIPMENT            50,000      Analog Devices, Inc. .....................     2,354,000        1.3
                                  328,000      +Atmel Corporation........................     1,941,760        1.1
                                   91,000      +Cree, Inc. ..............................     2,118,480        1.2
                                  107,000      +Cypress Semiconductor Corporation........     1,518,330        0.8
                                  111,000      +Fairchild Semiconductor Corporation......     1,817,070        1.0
                                   85,000      Intel Corporation.........................     2,346,000        1.3
                                   37,000      +Silicon Laboratories Inc. ...............     1,714,950        1.0
                                  118,000      Texas Instruments Incorporated............     2,853,240        1.6
                                                                                           ------------      -----
                                                                                             18,587,730       10.4
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                           47,000      Autodesk, Inc. ...........................     2,012,070        1.1
                                  277,000      Microsoft Corporation.....................     7,911,120        4.4
                                  161,000      +Novell, Inc. ............................     1,350,790        0.7
                                   91,000      +Red Hat, Inc. ...........................     2,090,270        1.2
                                   52,000      +Symantec Corporation.....................     2,276,560        1.3
                                                                                           ------------      -----
                                                                                             15,640,810        8.7
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                   51,000      Abercrombie & Fitch Co. (Class A).........     1,976,250        1.1
                                   38,000      +AnnTaylor Stores Corporation.............     1,101,240        0.6
                                   44,000      +Barnes & Noble, Inc. ....................     1,495,120        0.8
                                   42,000      +Chico's FAS, Inc. .......................     1,896,720        1.1
                                   83,000      Claire's Stores, Inc. ....................     1,801,100        1.0
                                   36,000      Foot Locker, Inc. ........................       876,240        0.5
                                   95,000      The Gap, Inc. ............................     2,303,750        1.3
                                  116,000      The Home Depot, Inc. .....................     4,083,200        2.3
                                   10,300      Michael's Stores, Inc. ...................       566,500        0.3
                                   62,000      PETsMART, Inc. ...........................     2,011,900        1.1
                                   10,000      Regis Corporation.........................       445,900        0.2
                                   43,000      Staples, Inc. ............................     1,260,330        0.7
                                   86,000      The TJX Companies, Inc. ..................     2,076,040        1.2
                                   30,000      +Urban Outfitters, Inc. ..................     1,827,300        1.0
                                                                                           ------------      -----
                                                                                             23,721,590       13.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY++                           HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &                44,000      +Coach, Inc. .............................  $  1,988,360        1.1%
LUXURY GOODS                       28,000      +The Timberland Company (Class A).........     1,808,520        1.0
                                                                                           ------------      -----
                                                                                              3,796,880        2.1
---------------------------------------------------------------------------------------------------------------------
WIRELESS                           96,000      +Nextel Communications, Inc. (Class A)....     2,559,360        1.4
TELECOMMUNICATION
SERVICES
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS (COST--$167,654,783)     178,578,504       99.8
---------------------------------------------------------------------------------------------------------------------
                      BENEFICIAL INTEREST                SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $    71,838      Merrill Lynch Liquidity Series, LLC Cash
                                                 Sweep Series I(a).......................        71,838        0.0
                               10,274,050      Merrill Lynch Liquidity Series, LLC Money
                                                 Market Series(a)(b).....................    10,274,050        5.7
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$10,345,888)                           10,345,888        5.7
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$178,000,671)....   188,924,392      105.5
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.....    (9,993,816)      (5.5)
                                                                                           ------------      -----
                                               NET ASSETS................................  $178,930,576      100.0%
                                                                                           ============      =====
---------------------------------------------------------------------------------------------------------------------

+      Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

------------------------------------------------------------------------------------------
                                                                 NET        INTEREST/
AFFILIATE                                                      ACTIVITY    DIVIDEND INCOME
------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $ (993,402)      $10,372
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $9,175,300       $ 2,081
Merrill Lynch Premier Institutional Fund....................    (366,250)      $   511
------------------------------------------------------------------------------------------

(b)     Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $10,044,907)(identified
  cost--$167,654,783).......................................                  $178,578,504
Investments in affiliated securities, at value (identified
  cost--$10,345,888)........................................                    10,345,888
Cash........................................................                         8,483
Receivables:
  Securities sold...........................................  $ 17,799,321
  Dividends.................................................        59,354
  Capital shares sold.......................................        49,024
  Interest from affiliates..................................         1,236
  Securities lending--net...................................           600      17,909,535
                                                              ------------
Prepaid expenses and other assets...........................                        14,680
                                                                              ------------
Total assets................................................                   206,857,090
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    10,274,050
Payables:
  Securities purchased......................................    17,624,326
  Investment adviser........................................        15,747
  Capital shares redeemed...................................         9,597
  Other affiliates..........................................         2,185
  Distributor...............................................            16      17,651,871
                                                              ------------
Accrued expenses............................................                           593
                                                                              ------------
Total liabilities...........................................                    27,926,514
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $178,930,576
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                  $  1,887,564
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized+............................                           866
Paid-in capital in excess of par............................                   244,063,334
Accumulated investment loss--net............................  $    (76,009)
Accumulated realized capital losses on investments--net.....   (77,868,900)
Unrealized appreciation on investments--net.................    10,923,721
                                                              ------------
Total accumulated losses--net...............................                   (67,021,188)
                                                                              ------------
NET ASSETS..................................................                  $178,930,576
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $178,848,553 and 18,875,637
  shares outstanding........................................                  $       9.48
                                                                              ============
Class III--Based on net assets of $82,023 and 8,658 shares
  outstanding...............................................                  $       9.47
                                                                              ============
-------------------------------------------------------------------------------------------

+  The Fund is also authorized to issue 100,000,000 Class II Shares.

++  The Fund had no outstanding shares for Class II as of June 30, 2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $456 foreign withholding tax).............              $   436,562
Interest from affiliates....................................                   10,372
Securities lending--net.....................................                    2,592
                                                                          -----------
Total income................................................                  449,526
                                                                          -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $431,026
Custodian fees..............................................    22,370
Professional fees...........................................    21,787
Accounting services.........................................    21,170
Printing and shareholder reports............................    11,683
Directors' fees and expenses................................     4,389
Transfer agent fees--Class I................................     3,866
Pricing services............................................       597
Distribution fees--Class III................................        20
Transfer agent fees--Class III..............................         1
Other.......................................................     8,626
                                                              --------
Total expenses..............................................                  525,535
                                                                          -----------
Investment loss--net........................................                  (76,009)
                                                                          -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                3,283,524
Change in unrealized appreciation on investments--net.......               (1,775,217)
                                                                          -----------
Total realized and unrealized gain on investments--net......                1,508,307
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $ 1,432,298
                                                                          ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX       FOR THE YEAR
                                                              MONTHS ENDED          ENDED
                                                                JUNE 30,        DECEMBER 31,
INCREASE IN NET ASSETS:                                           2004              2003
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment loss--net........................................  $   (76,009)       $  (228,062)
Realized gain on investments--net...........................    3,283,524          5,074,902
Change in unrealized appreciation on investments--net.......   (1,775,217)        13,246,519
                                                              ------------       -----------
Net increase in net assets resulting from operations........    1,432,298         18,093,359
                                                              ------------       -----------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................   90,800,850         23,504,318
                                                              ------------       -----------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   92,233,148         41,597,677
Beginning of period.........................................   86,697,428         45,099,751
                                                              ------------       -----------
End of period*..............................................  $178,930,576       $86,697,428
                                                              ============       ===========
-----------------------------------------------------------------------------------------------
* Accumulated investment loss--net..........................  $   (76,009)                --
                                                              ============       ===========
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS     -----------------------------------------------------------------------------
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.       FOR THE SIX
                                            MONTHS ENDED                  FOR THE YEAR ENDED DECEMBER 31,+
                                              JUNE 30,     --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:         2004        2003           2002          2001                 2000
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......    $   9.26     $  6.91       $   9.02       $  9.95             $  12.03
                                              --------     -------       --------       -------             --------
Investment loss--net......................        (.01)***    (.03)***       (.04)***      (.03)***               --++
Realized and unrealized gain(loss) on
  investments--net........................         .23        2.38          (2.07)         (.90)               (1.93)
                                              --------     -------       --------       -------             --------
Total from investment operations..........         .22        2.35          (2.11)         (.93)               (1.93)
                                              --------     -------       --------       -------             --------
Less dividends and distributions:
  Investment income--net..................          --          --             --            --++                 --
  In excess of investment income--net.....          --          --             --            --                   --++
  In excess of realized gain on
    investments--net......................          --          --             --            --                 (.15)
                                              --------     -------       --------       -------             --------
Total dividends and distributions.........          --          --             --            --++               (.15)
                                              --------     -------       --------       -------             --------
Net asset value, end of period............    $   9.48     $  9.26       $   6.91       $  9.02             $   9.95
                                              ========     =======       ========       =======             ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........       2.38%++    34.01%        (23.39%)       (9.32%)             (15.95%)
                                              ========     =======       ========       =======             ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement and
  excluding reorganization expense........        .79%*      1.02%          1.18%         1.15%                1.21%
                                              ========     =======       ========       =======             ========
Expenses, net of waiver...................        .79%*      1.03%          1.18%         1.15%                1.21%
                                              ========     =======       ========       =======             ========
Expenses..................................        .79%*      1.03%          1.18%         1.15%                1.34%
                                              ========     =======       ========       =======             ========
Investment loss--net......................       (.11%)*     (.39%)         (.55%)        (.29%)               (.02%)
                                              ========     =======       ========       =======             ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..............................    $178,849     $86,697       $ 45,100       $47,868             $ 51,305
                                              ========     =======       ========       =======             ========
Portfolio turnover........................      68.73%     140.87%        133.57%       172.49%               75.08%
                                              ========     =======       ========       =======             ========
-------------------------------------------------------------------------------------------------------------------------

*      Annualized.

**     Total investment returns exclude insurance-related fees and expenses.

***    Based on average shares outstanding.

+      Effective September 2, 2003, Class A Shares were redesignated Class I
       Shares.

++     Amount is less than $(.01) per share.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                CLASS III
                                                              --------------
                                                              FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED        MAY 19,
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.           2004+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                       JUNE 30, 2004
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $  8.92
                                                                 -------
Investment loss--net***.....................................        (.01)
Realized and unrealized gain on investments--net............         .56
                                                                 -------
Total from investment operations............................         .55
                                                                 -------
Net asset value, end of period..............................     $  9.47
                                                                 =======
----------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       6.17%++
                                                                 =======
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       1.02%*
                                                                 =======
Investment loss--net........................................       (.45%)*
                                                                 =======
----------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................     $    82
                                                                 =======
Portfolio turnover..........................................      68.73%
                                                                 =======
----------------------------------------------------------------------------

*      Annualized.

**     Total investment returns exclude insurance-related fees and expenses.

***    Based on average shares outstanding.

+      Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the
Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such

--------------------------------------------------------------------------------

periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  - Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  - Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  - Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective

--------------------------------------------------------------------------------

aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Company. There is no increase in the aggregate fees paid by the Company for these services.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of June 30, 2004, the Fund lent securities with a value of $1,590,000 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $1,144 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2004, the Fund reimbursed MLIM $1,399 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $185,523,588 and $94,560,865, respectively.

  Net realized gains for the six months ended June 30, 2004 and net unrealized appreciation as of June 30, 2004 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                          Gains       Appreciation
------------------------------------------------------------------
Long-term investments.................  $3,283,524    $10,923,721
                                        ----------    -----------
Total.................................  $3,283,524    $10,923,721
                                        ==========    ===========
------------------------------------------------------------------

--------------------------------------------------------------------------------

  As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $9,895,424, of which $14,347,097 related to appreciated securities and $4,451,673 related to depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $179,028,968.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $90,800,850 and $23,504,318 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2004                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................   10,734,719    $102,451,365
Shares redeemed.......................   (1,225,869)    (11,729,035)
                                         ----------    ------------
Net increase..........................    9,508,850    $ 90,722,330
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   3,516,981    $27,921,616
Shares issued resulting from
 reorganization.......................     522,519      4,650,671
                                        ----------    -----------
Total issued..........................   4,039,500     32,572,287
Shares redeemed.......................  (1,198,445)    (9,067,969)
                                        ----------    -----------
Net increase..........................   2,841,055    $23,504,318
                                        ==========    ===========
-----------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                            Dollar
May 19, 2004+ to June 30, 2004                   Shares    Amount
------------------------------------------------------------------
Shares sold....................................  8,671     $78,645
Shares redeemed................................    (13)       (125)
                                                 -----     -------
Net increase...................................  8,658     $78,520
                                                 =====     =======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $80,124,127, of which $60,886,667 expires in 2008 and $19,237,460 expires in
2009. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Large Cap Value V.I. Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Value Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria, including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security allocations.

FUND PERFORMANCE

  For the six-month period ended June 30, 2004, Large Cap Value V.I. Fund's Class I Shares had a total return of +7.39%, 3.45 percentage points ahead of the unmanaged benchmark, the Russell 1000 Value Index, which returned +3.94% for the same period. The Fund's relative outperformance was a result of stock selection within the consumer discretionary, utilities, telecommunication services and financials sectors, which was partially offset by an underweight position in information technology.

INVESTMENT ENVIRONMENT

  Concerns that inflation and interest rates may rise at a faster pace than previously assumed inevitably lead to worries about how the economy and financial markets might be affected. Leveraged activities increased during the long period of exceptionally low interest rates, raising the question of how much damage will be caused as interest rates increase. We doubt that rising interest rates will pose a major threat to the economy during the next year. Even if interest rates rise at a faster pace than currently discounted, it is hard to imagine that monetary policy will become restrictive in the next 12 months. Such a restrictive policy stance would be signaled by interest rates at or above nominal gross domestic product growth and/or a flat or inverted yield curve. Eventually this point will come, but probably not before 2006. In past cycles, the economy did not run into major problems until the yield curve became flat or inverted. We believe this is a long way off. The bottom line, in our view, is that the economic outlook for 2005 remains bright. The gradual withdrawal of policy stimulus means that growth will slowly decelerate. In our opinion, there is no reason why growth should fall significantly until policy becomes restrictive or there is a negative shock that throws the economy off course. As far as the financial markets are concerned, investors have had sufficient warning to unwind leveraged trades that are vulnerable to higher short-term interest rates. The Federal Reserve Board has been careful to telegraph its intentions in order to avoid a repeat of 1994 when rising interest rates caught many highly leveraged investors off guard.

PORTFOLIO ACTIVITY

  As of June 30, 2004, our biggest overweights included consumer discretionary and information technology, although our overweighting was as low as it has been in some time. Similarly, our underweights included financials, consumer staples and industrials. We expect to continue to increase quality and capitalization as well as reduce cyclicality during the balance of the year while, as always, focusing on companies that we believe have good earnings momentum, earnings surprise and valuation characteristics.

  During the period, we accelerated our move toward less cyclicality and higher quality. From a sector standpoint, we increased our weightings in energy, materials and health care and decreased our exposure to information technology, consumer discretionary and financials. Our largest purchases included General Electric Company, ChevronTexaco Corporation, The Allstate Corporation, McDonald's Corporation and Lucent Technologies Inc., while our largest sales included Wachovia Corporation, Federated Department Stores, Inc., Cendant Corporation and Mandalay Resort Group.

LOOKING AHEAD

  The stock market has had to deal with much bad news in recent months including a tense geopolitical situation, high oil prices and a repricing of Fed policy. Moreover, equities were due for a pause given that the Standard & Poor's 500 (S&P 500) Index rose more than 40% between March 2003 and March 2004, almost without a break. Under the circumstances, the market's recent stumble has so far been minor, with the S&P 500 Index suffering a peak-to-trough decline of a little more than 6%. It would have been much worse but for the continued impressive performance of corporate earnings.

  The turnaround in corporate finances in the past few years has been truly spectacular. Profit margins have hit a new post-World War II high. The combination of tight cost control, surging

--------------------------------------------------------------------------------

productivity and improved sales volumes has allowed the corporate sector to thrive despite limited pricing power. Earnings will likely continue to rise in the next year, but the pace of growth may decelerate. Margins actually dipped lower in the first quarter of 2004 and a more pronounced decline will have occurred in the second quarter given that productivity growth slowed sharply. Estimates of forward earnings continue to rise strongly. The eventual combination of a sharp deceleration in earnings growth and rising interest rates is not exactly positive for stocks. This is especially true given that valuations are at best neutral. The forward price-earnings ratio is still high by historical standards, but looks reasonable when adjusted for the level of interest rates. However, interest rates are headed up, not down. There is still a good chance that stocks will make further gains in the near term. Interest rates, although rising, will still be at historically low levels for some time, and earnings growth, although decelerating, will still be decent.

  Our view is that consumers should be relatively immune to the initial phase of interest rate increases, assuming oil prices abate, because of the improvement in incomes. We also believe that the bond market is in a rally phase inside this cyclical bear market that started last June, and that the equity market is the most difficult call. We have been concerned about the rise of the dollar, the rise of interest rates, the rise of oil prices and geopolitics. We have gotten some relief from the lower dollar and declining interest rates. As for oil prices, the best we can say is that at least they seem to have stopped going up, and the geopolitical backdrop is still a concern.

  Putting this all together, we believe that rising earnings will eventually carry stock prices higher as concerns about interest rates, oil prices, global uncertainty and the presidential election eventually pass or have improved to some degree.

IN CONCLUSION

  We thank you for your continued investment in Large Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Robert C. Doll, Jr.
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +28.73%
--------------------------------------------------------------------------
Inception (4/23/01) through 6/30/04                              + 8.45
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2004                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +7.39%         +28.73%
-----------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                                    +3.94          +21.13
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and have lower forecasted growth values.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY++                           HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE               52,000       Honeywell International Inc. .............  $  1,904,760        1.5%
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                   20,000       Dana Corporation..........................       392,000        0.3
                                  20,000       Lear Corporation..........................     1,179,800        0.9
                                                                                           ------------      -----
                                                                                              1,571,800        1.2
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                       36,000       General Motors Corporation................     1,677,240        1.3
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                     19,000       +Genentech, Inc...........................     1,067,800        0.9
                                  18,000       +Invitrogen Corporation...................     1,295,820        1.0
                                                                                           ------------      -----
                                                                                              2,363,620        1.9
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                    6,000       The Bear Stearns Companies Inc. ..........       505,860        0.4
                                 106,000       +E*TRADE Financial Corp. .................     1,181,900        1.0
                                  69,600       J.P. Morgan Chase & Co. ..................     2,698,392        2.1
                                                                                           ------------      -----
                                                                                              4,386,152        3.5
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                         30,000       Eastman Chemical Company..................     1,386,900        1.1
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                  15,000       Bank of America Corporation...............     1,269,300        1.0
                                  10,000       Commerce Bancorp, Inc. ...................       550,100        0.4
                                                                                           ------------      -----
                                                                                              1,819,400        1.4
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT          64,000       +Avaya Inc. ..............................     1,010,560        0.8
                                 103,000       +Corning Incorporated.....................     1,345,180        1.1
                                 426,000       +Lucent Technologies Inc. ................     1,610,280        1.3
                                  69,000       Motorola, Inc. ...........................     1,259,250        1.0
                                 114,000       +Tellabs, Inc. ...........................       996,360        0.8
                                                                                           ------------      -----
                                                                                              6,221,630        5.0
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS           26,000       +NCR Corporation..........................     1,289,340        1.0
                                  35,800       +Storage Technology Corporation...........     1,038,200        0.8
                                                                                           ------------      -----
                                                                                              2,327,540        1.8
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL            100,000       Citigroup Inc. ...........................     4,650,000        3.7
SERVICES
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES                45,200       Alliant Energy Corporation................     1,178,816        0.9
                                  56,000       Edison International......................     1,431,920        1.1
                                  63,000       Northeast Utilities.......................     1,226,610        1.0
                                  37,000       TXU Corporation...........................     1,498,870        1.2
                                                                                           ------------      -----
                                                                                              5,336,216        4.2
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT              38,000       Rockwell Automation, Inc. ................     1,425,380        1.1
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            46,100       +Arrow Electronics, Inc. .................     1,236,402        1.0
INSTRUMENTS
                                  46,000       +Avnet, Inc. .............................     1,044,200        0.8
                                   5,000       +Tech Data Corporation....................       195,650        0.1
                                                                                           ------------      -----
                                                                                              2,476,252        1.9
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING         171,200       +Rite Aid Corporation.....................       893,664        0.7
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                     86,000       Archer-Daniels-Midland Company............     1,443,080        1.1
                                  66,000       Tyson Foods, Inc. (Class A)...............     1,382,700        1.1
                                                                                           ------------      -----
                                                                                              2,825,780        2.2
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &           19,000       Bausch & Lomb Incorporated................     1,236,330        1.0
SUPPLIES
                                  25,000       Becton, Dickinson and Company.............     1,295,000        1.0
                                  20,000       C.R. Bard, Inc. ..........................     1,133,000        0.9
                                                                                           ------------      -----
                                                                                              3,664,330        2.9
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &           16,000       +Anthem, Inc. ............................     1,432,960        1.1
SERVICES
                                  22,000       CIGNA Corporation.........................     1,513,820        1.2
                                  19,650       +DaVita, Inc. ............................       605,810        0.5
                                  61,000       +Humana Inc. .............................     1,030,900        0.8
                                   6,800       Omnicare, Inc. ...........................       291,108        0.2
                                  36,000       +PacifiCare Health Systems, Inc. .........     1,391,760        1.1
                                                                                           ------------      -----
                                                                                              6,266,358        4.9
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY++                           HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             72,000       McDonald's Corporation....................  $  1,872,000        1.5%
LEISURE
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                45,000       D.R. Horton, Inc. ........................     1,278,000        1.0
                                  17,000       Fortune Brands, Inc. .....................     1,282,310        1.0
                                  17,000       KB HOME...................................     1,166,710        0.9
                                  24,000       Lennar Corporation (Class A)..............     1,073,280        0.9
                                  18,000       M.D.C. Holdings, Inc. ....................     1,144,980        0.9
                                  25,000       Pulte Corporation.........................     1,300,750        1.0
                                  29,000       The Stanley Works.........................     1,321,820        1.0
                                                                                           ------------      -----
                                                                                              8,567,850        6.7
---------------------------------------------------------------------------------------------------------------------
IT SERVICES                       26,100       +Computer Sciences Corporation............     1,211,823        1.0
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES         128,000       General Electric Company..................     4,147,200        3.3
---------------------------------------------------------------------------------------------------------------------
INSURANCE                         42,000       The Allstate Corporation..................     1,955,100        1.5
                                  48,000       Aon Corporation...........................     1,366,560        1.1
                                  29,000       Berkley (W.R.) Corporation................     1,245,550        1.0
                                  21,000       The Chubb Corporation.....................     1,431,780        1.1
                                  35,000       Fidelity National Financial, Inc. ........     1,306,900        1.0
                                  25,000       The Hartford Financial Services Group,
                                                 Inc. ...................................     1,718,500        1.4
                                  30,000       Lincoln National Corporation..............     1,417,500        1.1
                                  23,000       Loews Corporation.........................     1,379,080        1.1
                                  22,000       MBIA, Inc. ...............................     1,256,640        1.0
                                  41,000       MetLife, Inc. ............................     1,469,850        1.2
                                  22,000       Prudential Financial, Inc. ...............     1,022,340        0.8
                                  30,000       SAFECO Corporation........................     1,320,000        1.0
                                                                                           ------------      -----
                                                                                             16,889,800       13.3
---------------------------------------------------------------------------------------------------------------------
MACHINERY                         21,000       Cummins Inc. .............................     1,312,500        1.0
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                    4,000       +Phelps Dodge Corporation.................       310,040        0.2
---------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                238,400       +Dynegy Inc. (Class A)....................     1,015,584        0.8
UNREGULATED POWER
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                  38,000       J.C. Penney Company, Inc. ................     1,434,880        1.1
                                  51,000       The May Department Stores Company.........     1,401,990        1.1
                                  31,000       Nordstrom, Inc. ..........................     1,320,910        1.1
                                  57,700       Saks Incorporated.........................       865,500        0.7
                                                                                           ------------      -----
                                                                                              5,023,280        4.0
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS               103,000       +Xerox Corporation........................     1,493,500        1.2
---------------------------------------------------------------------------------------------------------------------
OIL & GAS                         19,000       Amerada Hess Corporation..................     1,504,610        1.2
                                  27,000       Anadarko Petroleum Corporation............     1,582,200        1.3
                                  37,000       ChevronTexaco Corporation.................     3,482,070        2.7
                                  31,000       ConocoPhillips............................     2,364,990        1.9
                                  95,000       Exxon Mobil Corporation...................     4,218,950        3.3
                                  26,000       Kerr-McGee Corporation....................     1,398,020        1.1
                                  22,000       Sunoco, Inc. .............................     1,399,640        1.1
                                  21,000       Valero Energy Corporation.................     1,548,960        1.2
                                                                                           ------------      -----
                                                                                             17,499,440       13.8
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS           41,000       Georgia-Pacific Corporation...............     1,516,180        1.2
---------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                 31,000       The Gillette Company......................     1,314,400        1.0
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                       57,000       Norfolk Southern Corporation..............     1,511,640        1.2
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                  85,000       +Advanced Micro Devices, Inc. ............     1,351,500        1.0
SEMICONDUCTOR EQUIPMENT
                                 216,000       +Atmel Corporation........................     1,278,720        1.0
                                  51,400       +Cypress Semiconductor Corporation........       729,366        0.6
                                  61,000       +Fairchild Semiconductor Corporation......       998,570        0.8
                                                                                           ------------      -----
                                                                                              4,358,156        3.4
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                          31,000       Autodesk, Inc. ...........................     1,327,110        1.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY++                           HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                  43,000       +AnnTaylor Stores Corporation.............  $  1,246,140        1.0%
                                  33,600       +Barnes & Noble, Inc. ....................     1,141,728        0.9
                                   7,500       Claire's Stores, Inc. ....................       162,750        0.1
                                  55,000       Foot Locker, Inc. ........................     1,338,700        1.1
                                                                                           ------------      -----
                                                                                              3,889,318        3.1
---------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE        24,000       Countrywide Financial Corporation.........     1,686,000        1.3
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (COST--$107,249,682)......................   126,142,843       99.3
---------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL
                                 INTEREST                SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $2,523,805       Merrill Lynch Liquidity Series, LLC Cash
                                                 Sweep Series I(a).......................     2,523,805        2.0
                               1,350,000       Merrill Lynch Liquidity Series, LLC Money
                                                 Market Series(a)(b).....................     1,350,000        1.0
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$3,873,805)                             3,873,805        3.0
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$111,123,487)....   130,016,648      102.3
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.....    (2,972,107)      (2.3)
                                                                                           ------------      -----
                                               NET ASSETS................................  $127,044,541      100.0%
                                                                                           ============      =====
---------------------------------------------------------------------------------------------------------------------

+   Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------------
                                                                 NET       INTEREST/DIVIDEND
AFFILIATE                                                      ACTIVITY      INCOME
--------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $2,183,451        $3,585
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ (491,249)       $  797
Merrill Lynch Premier Institutional Fund....................    (613,751)       $  230
--------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $1,305,000) (identified
  cost--$107,249,682).......................................                 $126,142,843
Investments in affiliated securities, at value (identified
  cost--$3,873,805).........................................                    3,873,805
Receivables:
  Securities sold...........................................  $ 7,292,985
  Capital shares sold.......................................      107,330
  Dividends.................................................       90,688
  Interest from affiliates..................................        1,518
  Securities lending--net...................................           82       7,492,603
                                                              -----------
Prepaid expenses and other assets...........................                        6,483
                                                                             ------------
Total assets................................................                  137,515,734
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    1,350,000
Payables:
  Securities purchased......................................    9,092,158
  Investment adviser........................................       12,906
  Capital shares redeemed...................................       11,228
  Other affiliates..........................................        2,058       9,118,350
                                                              -----------
Other liabilities...........................................                        2,843
                                                                             ------------
Total liabilities...........................................                   10,471,193
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $127,044,541
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $    993,727
Paid-in capital in excess of par............................                  100,326,887
Undistributed investment income--net........................  $   483,384
Undistributed realized capital gains on investments--net....    6,347,382
Unrealized appreciation on investments--net.................   18,893,161
                                                              -----------
Total accumulated earnings--net.............................                   25,723,927
                                                                             ------------
NET ASSETS..................................................                 $127,044,541
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $127,044,541 and 9,937,274
  shares outstanding........................................                 $      12.78
                                                                             ============
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and
  100,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class II or Class III as of June 30,
   2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................              $   984,165
Interest from affiliates....................................                    3,585
Securities lending--net.....................................                    1,027
                                                                          -----------
Total income................................................                  988,777
                                                                          -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $438,842
Accounting services.........................................    18,112
Professional fees...........................................    16,002
Custodian fees..............................................     9,217
Printing and shareholder reports............................     4,666
Directors' fees and expenses................................     3,088
Transfer agent fees.........................................     2,363
Pricing services............................................       593
Other.......................................................     7,799
                                                              --------
Total expenses..............................................                  500,682
                                                                          -----------
Investment income--net......................................                  488,095
                                                                          -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                9,726,781
Change in unrealized appreciation on investments--net.......               (2,021,809)
                                                                          -----------
Total realized and unrealized gain on investments--net......                7,704,972
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $ 8,193,067
                                                                          ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX          FOR THE
                                                              MONTHS ENDED       YEAR ENDED
                                                                JUNE 30,        DECEMBER 31,
INCREASE IN NET ASSETS:                                           2004              2003
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   488,095       $    465,273
Realized gain on investments--net...........................    9,726,781          2,768,475
Change in unrealized appreciation on investments--net.......   (2,021,809)        22,671,776
                                                              ------------      ------------
Net increase in net assets resulting from operations........    8,193,067         25,905,524
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................           --           (455,009)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --           (455,009)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................   12,412,130         12,214,287
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   20,605,197         37,664,802
Beginning of period.........................................  106,439,344         68,774,542
                                                              ------------      ------------
End of period*..............................................  $127,044,541      $106,439,344
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $   483,384       $     (4,711)
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE      ---------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                             FOR THE SIX          FOR THE YEAR ENDED         FOR THE PERIOD
                                                  MONTHS ENDED           DECEMBER 31,++           APRIL 23, 2001+
                                                    JUNE 30,      ----------------------------    TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:               2004            2003            2002            2001++
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............    $  11.90        $   8.92        $ 10.26           $ 10.00
                                                    --------        --------        -------           -------
Investment income--net..........................         .05**           .06**          .08**             .02
Realized and unrealized gain (loss) on
  investments--net..............................         .83            2.97          (1.37)              .28
                                                    --------        --------        -------           -------
Total from investment operations................         .88            3.03          (1.29)              .30
                                                    --------        --------        -------           -------
Less dividends from investment income--net......          --            (.05)          (.05)             (.04)
                                                    --------        --------        -------           -------
Net asset value, end of period..................    $  12.78        $  11.90        $  8.92           $ 10.26
                                                    ========        ========        =======           =======
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..............       7.39%++        33.98%        (12.62%)            2.99%++
                                                    ========        ========        =======           =======
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.........................        .85%*           .85%           .95%             1.25%*
                                                    ========        ========        =======           =======
Expenses........................................        .85%*           .85%           .95%             1.65%*
                                                    ========        ========        =======           =======
Investment income--net..........................        .83%*           .56%           .81%              .64%*
                                                    ========        ========        =======           =======
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........    $127,045        $106,439        $68,775           $16,103
                                                    ========        ========        =======           =======
Portfolio turnover..............................      57.98%         127.48%        101.99%            64.52%
                                                    ========        ========        =======           =======
-----------------------------------------------------------------------------------------------------------------

*  Annualized.

** Based on average shares outstanding.

   *** Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

       +  Commencement of operations.

++ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good

--------------------------------------------------------------------------------

faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  - Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  - Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  - Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide

--------------------------------------------------------------------------------

cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, U.K. Limited, ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $439 in securities lending agent fees from the Fund.

  For the six months ended June 30, 2004, the Fund reimbursed MLIM $1,166 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $79,962,309 and $68,205,674, respectively.

  Net realized gains for the six months ended June 30, 2004 and net unrealized appreciation as of June 30, 2004 were as follows:

-------------------------------------------------------------------
                                           Realized     Unrealized
                                            Gains      Appreciation
-------------------------------------------------------------------
Long-term investments...................  $9,726,781   $18,893,161
                                          ----------   -----------
Total...................................  $9,726,781   $18,893,161
                                          ==========   ===========
-------------------------------------------------------------------

  At June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $18,644,895, of which $19,974,359 related to appreciated securities and $1,329,464 related to depreciated securities. At June 30, 2004, the

--------------------------------------------------------------------------------

aggregate cost of investments for federal income tax purposes was $111,371,753.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $12,412,130 and $12,214,287 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

  Transactions in capital shares were as follows:

------------------------------------------------------------------
Class I Shares for the Six Months Ended                  Dollar
June 30, 2004                             Shares         Amount
------------------------------------------------------------------
Shares sold...........................   1,947,917    $ 24,428,600
Shares redeemed.......................    (956,057)    (12,016,470)
                                         ---------    ------------
Net increase..........................     991,860    $ 12,412,130
                                         =========    ============
------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,446,151    $ 24,366,386
Shares issued to shareholders in
 reinvestment of dividends...........      38,204         455,009
                                       ----------    ------------
Total issued.........................   2,484,355      24,821,395
Shares redeemed......................  (1,247,833)    (12,607,108)
                                       ----------    ------------
Net increase.........................   1,236,522    $ 12,214,287
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $3,131,133, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six-month period ended June 30, 2004, Small Cap Value V.I. Fund performed approximately in line with the Russell 2000 Index of small cap stocks. The Fund's Class I, Class II and Class III Shares returned +6.72%, +6.65% and +6.65%, respectively, compared to the +6.76% return of the Russell 2000 Index. The Lipper Small Cap Value Funds category posted an average return of +8.15% for the same period. (Funds in this Lipper category normally invest in small-capitalization companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors.)

  Small cap stocks performed ahead of large cap stocks on a calendar year-to-date basis, but early signs of the "quality trade" became apparent during the month of June as the Standard & Poor's (S&P) 600 Index outpaced the more "speculative" Russell 2000 Index. The S&P 600 Index has a higher earnings, higher market cap bias than the Russell 2000 Index. We have gradually repositioned the Fund to benefit from a shift toward higher-quality companies with modest price-to-earnings ratios.

PORTFOLIO ACTIVITY

  During the first half of the year, we added a few positions in the financial services sector. We trimmed certain technology stocks given sharp price appreciation, and completely eliminated several software stocks, including Compuware Corporation and MatrixOne, Inc. Sales were motivated when company fundamentals deteriorated, or when stocks surpassed our internal price targets. We made new investments in Crown Holdings Inc., a consumer packaging company, and Conseco, Inc., a provider of insurance products and services. When selecting new stocks, we initiate discussions with company management teams to understand their operating strategy. Many of our recent purchases involve situations where there is a turnaround, a corporate restructuring, or an overhaul of the executive management team. We seek to identify company-specific catalysts that could cause the shares to move higher in the months ahead.

  The addition of telecommunication equipment stocks is another recent portfolio change. This is based on our view that capital spending for telecommunications equipment is in the early stages of a rebound. We believe that spending on telecommunications equipment could surpass analysts' estimates, and we favor stocks with solid balance sheets that are, in most cases, profitable. Generally speaking, they are not providers of cutting-edge technology, but rather are companies positioned to take advantage of improved spending on legacy equipment where upgrades have been neglected for a long time.

  As of June 30, 2004, the Fund was underweight in the consumer discretionary sector. We believe that rapid growth in consumer spending has largely run its course and is now likely to wane with the anticipated slowdown in mortgage-refinancing activity. The Fund retained its underweight position in financial services stocks during the six-month period because few financial stocks are trading near the low end of their historical valuation ranges, and financials that are at low valuation levels often have credit-quality issues. The Fund continues to hold selected investments in insurers, broker/ dealers, asset management firms, and a basket of regional banks and thrifts that should benefit from any further industry consolidation.

LOOKING AHEAD

  We maintain a positive outlook for small cap stocks. Typically, micro-cap stocks lead in the early stages of a market rebound. As the economic recovery broadens, small and mid cap stocks usually follow. Small cap stocks over $500 million in market capitalization have not rallied as sharply as micro-caps, and they presently appear more attractive on price-to-earnings and price-to-book value ratios. Another factor supporting the continued favorable performance of small cap stocks is the prospect for further merger-and-acquisition activity. Companies have restructured and strengthened their balance sheets. Corporate cash flow is at historically high levels, and management teams currently have the resources to pursue takeovers.

--------------------------------------------------------------------------------

IN CONCLUSION

  We thank you for your continued investment in Small Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- R. Elise Baum
R. Elise Baum, CFA(R)
Vice President and Portfolio Manager
July 12, 2004

---------------------------------------------------------

  Effective July 26, 2004, Small Cap Value V.I. Fund changed its name to Value Opportunities V.I. Fund of Merrill Lynch Variable Series Funds, Inc.

---------------------------------------------------------

  CFA(R) is a trademark owned by the Association for Investment Management and Research.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +32.13%
--------------------------------------------------------------------------
Five Years Ended 6/30/04                                         +14.22
--------------------------------------------------------------------------
Ten Years Ended 6/30/04                                          +14.90
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS II SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +31.90%
--------------------------------------------------------------------------
Five Years Ended 6/30/04                                         +14.05
--------------------------------------------------------------------------
Inception (10/23/97) through 6/30/04                             +10.20
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
AGGREGATE TOTAL RETURN--CLASS III SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (11/18/03) through 6/30/04                             +14.06%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2004                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +6.72%         +32.13%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +6.65          +31.90
-----------------------------------------------------------------------------------------
Class III Shares*                                                +6.65              --
-----------------------------------------------------------------------------------------
Russell 2000(R) Index**                                          +6.76          +33.37
-----------------------------------------------------------------------------------------

* Average annual, aggregate and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares. Class III Shares commenced operations on 11/18/03.

** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

   Past results shown should not be considered a representation of future performance.

   Russell 2000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

                                     SHARES                                                            PERCENT OF
INDUSTRY++                             HELD                 COMMON STOCKS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                 154,100      Raytheon Company....................  $  5,512,157        0.9%
                                    331,900      +Triumph Group, Inc. ...............    10,597,567        1.8
                                                                                       ------------      -----
                                                                                         16,109,724        2.7
-----------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS             223,700      CNF Transportation Inc. ............     9,296,972        1.5
-----------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                     179,100      American Axle & Manufacturing
                                                   Holdings, Inc. ...................     6,512,076        1.1
                                    179,400      +Hayes Lemmerz International,
                                                   Inc. .............................     2,708,940        0.5
                                     53,600      +Shiloh Industries, Inc. ...........       785,776        0.1
                                                                                       ------------      -----
                                                                                         10,006,792        1.7
-----------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                        74,600      +Applera Corporation--Celera
                                                   Genomics Group....................       858,646        0.2
                                     16,600      +Charles River Laboratories
                                                   International, Inc. ..............       811,242        0.1
                                    255,200      +Human Genome Sciences, Inc. .......     2,967,976        0.5
                                    151,200      +Incyte Genomics, Inc. .............     1,155,168        0.2
                                    275,700      +Maxygen Inc. ......................     2,914,149        0.5
                                     83,900      +Medarex, Inc. .....................       611,631        0.1
                                    446,300      +Vical Incorporated.................     2,601,929        0.4
                                                                                       ------------      -----
                                                                                         11,920,741        2.0
-----------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                     415,000      Janus Capital Group Inc. ...........     6,843,350        1.1
                                    433,300      +Knight Trading Group, Inc. (Class
                                                   A)................................     4,341,666        0.7
                                     43,200      W.P. Stewart & Co., Ltd. ...........       885,168        0.2
                                                                                       ------------      -----
                                                                                         12,070,184        2.0
-----------------------------------------------------------------------------------------------------------------
CHEMICALS                            42,700      Cytec Industries Inc. ..............     1,940,715        0.3
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                    127,100      Bank of Hawaii Corporation..........     5,747,462        1.0
                                    218,700      Banknorth Group, Inc. ..............     7,103,376        1.2
                                      4,100      Banner Corporation..................       119,146        0.0
                                    330,400      The Colonial BancGroup, Inc. .......     6,003,368        1.0
                                    145,000      Compass Bancshares, Inc. ...........     6,235,000        1.1
                                        700      First Merchants Corporation.........        18,165        0.0
                                    228,600      First Midwest Bancorp, Inc. ........     8,049,006        1.3
                                        600      Mid-State Bancshares................        14,106        0.0
                                    300,500      Old National Bancorp................     7,461,415        1.2
                                      7,300      +Texas Capital Bancshares, Inc. ....       121,180        0.0
                                                                                       ------------      -----
                                                                                         40,872,224        6.8
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &               765,500      +Allied Waste Industries, Inc. .....    10,089,290        1.7
SUPPLIES
                                    123,700      Ambassadors International, Inc. ....     1,582,123        0.3
                                    275,800      +Cornell Companies, Inc. ...........     3,750,880        0.6
                                     83,100      +Corrections Corporation of
                                                   America...........................     3,281,619        0.6
                                      5,600      G & K Services, Inc. (Class A)......       225,064        0.0
                                    304,800      +United Rentals, Inc. ..............     5,452,872        0.9
                                                                                       ------------      -----
                                                                                         24,381,848        4.1
-----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT            359,100      +Cable Design Technology............     3,806,460        0.6
                                    597,500      +CommScope, Inc. ...................    12,816,375        2.1
                                    148,100      +Network Equipment Technologies,
                                                   Inc. .............................     1,208,496        0.2
                                    799,800      +Tellabs, Inc. .....................     6,990,252        1.2
                                                                                       ------------      -----
                                                                                         24,821,583        4.1
-----------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING          106,600      Fluor Corporation...................     5,081,622        0.8
                                    324,400      +MasTec, Inc. ......................     1,761,492        0.3
                                                                                       ------------      -----
                                                                                          6,843,114        1.1
-----------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS              105,800      Martin Marietta Materials, Inc. ....     4,690,114        0.8
-----------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING              464,000      +Crown Holdings, Inc. ..............     4,626,080        0.7
                                    294,000      +Smurfit-Stone Container
                                                   Corporation.......................     5,865,300        1.0
                                                                                       ------------      -----
                                                                                         10,491,380        1.7
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                     SHARES                                                            PERCENT OF
INDUSTRY++                             HELD                 COMMON STOCKS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL                26,500      Financial Select Sector SPDR
SERVICES                                           Fund(d)...........................  $    757,370        0.1%
                                     51,700      iShares S&P Midcap 400 Index
                                                   Fund(e)...........................     6,286,720        1.0
                                     49,600      iShares S&P SmallCap 600/BARRA Value
                                                   Index Fund(g).....................     5,441,120        0.9
                                     39,000      iShares S&P SmallCap 600 Index
                                                   Fund(f)...........................     5,740,800        1.0
                                                                                       ------------      -----
                                                                                         18,226,010        3.0
-----------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                 21,300      Belden Inc. ........................       456,459        0.1
                                    146,800      +Global Power Equipment Group
                                                   Inc. .............................     1,177,336        0.2
                                                                                       ------------      -----
                                                                                          1,633,795        0.3
-----------------------------------------------------------------------------------------------------------------
ELECTRONIC                          201,100      Anixter International Inc. .........     6,843,433        1.1
EQUIPMENT & INSTRUMENTS             381,900      +Ingram Micro Inc. (Class A)........     5,526,093        0.9
                                    262,227      +Itron, Inc. .......................     6,015,487        1.0
                                     28,500      +Nu Horizons Electronics Corp. .....       256,500        0.1
                                    228,000      +Tech Data Corporation..............     8,921,640        1.5
                                                                                       ------------      -----
                                                                                         27,563,153        4.6
-----------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICE          252,000      Diamond Offshore Drilling, Inc. ....     6,005,160        1.0
                                     37,300      Energy Select Sector SPDR Fund(h)...     1,175,323        0.2
                                     89,800      +FMC Technologies, Inc. ............     2,586,240        0.4
                                    337,000      +Key Energy Services, Inc. .........     3,181,280        0.5
                                     75,000      +National-Oilwell, Inc. ............     2,361,750        0.4
                                     21,100      Oil Service HOLDRs Trust(c). .......     1,524,053        0.3
                                                                                       ------------      -----
                                                                                         16,833,806        2.8
-----------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                       111,300      ConAgra Foods, Inc. ................     3,014,004        0.5
                                     66,100      Corn Products International,
                                                   Inc. .............................     3,076,955        0.5
                                    435,100      +Del Monte Foods Company............     4,420,616        0.7
                                                                                       ------------      -----
                                                                                         10,511,575        1.7
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &              24,900      +Cutera, Inc. ......................       338,391        0.1
SUPPLIES                             42,300      Invacare Corp. .....................     1,891,656        0.3
                                    166,500      Mentor Corporation..................     5,709,285        0.9
                                    132,300      +STERIS Corporation.................     2,984,688        0.5
                                                                                       ------------      -----
                                                                                         10,924,020        1.8
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &              38,300      +First Health Group Corp. ..........       597,863        0.1
SERVICES
                                    526,300      Hooper Holmes, Inc. ................     3,020,962        0.5
                                  1,402,200      +WebMD Corporation..................    13,068,504        2.2
                                                                                       ------------      -----
                                                                                         16,687,329        2.8
-----------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &               122,000      Ambassadors Group, Inc. ............     2,868,220        0.5
LEISURE
                                    123,500      Bob Evans Farms, Inc. ..............     3,381,430        0.5
                                    111,700      Dover Downs Gaming & Entertainment,
                                                   Inc. .............................     1,256,625        0.2
                                     12,200      Dover Motorsports, Inc. ............        48,800        0.0
                                    104,800      +Isle of Capri Casinos, Inc. .......     1,828,760        0.3
                                    416,100      +La Quinta Corporation..............     3,495,240        0.6
                                                                                       ------------      -----
                                                                                         12,879,075        2.1
-----------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY              788,300      +Convergys Corporation..............    12,139,820        2.0
SERVICES
                                    268,000      Sabre Holdings Corporation (Class
                                                   A)................................     7,426,280        1.3
                                                                                       ------------      -----
                                                                                         19,566,100        3.3
-----------------------------------------------------------------------------------------------------------------
INSURANCE                            17,900      American National Insurance
                                                   Company...........................     1,652,707        0.3
                                    597,200      +Conseco, Inc. .....................    11,884,280        2.0
                                    108,000      Presidential Life Corporation.......     1,946,160        0.3
                                    253,200      Protective Life Corporation.........     9,791,244        1.6
                                                                                       ------------      -----
                                                                                         25,274,391        4.2
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                     SHARES                                                            PERCENT OF
INDUSTRY++                             HELD                 COMMON STOCKS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL            75,200      +CHRONIMED Inc. ....................  $    612,880        0.1%
                                     13,200      +Cabela's Incorporated (Class A)....       355,740        0.1
                                                                                       ------------      -----
                                                                                            968,620        0.2
-----------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES        372,600      +DoubleClick Inc. ..................     2,895,102        0.5
                                    447,200      +Entrust Technologies Inc. .........     2,012,400        0.3
                                    460,800      +Retek Inc. ........................     2,829,312        0.5
                                  4,058,200      +Vignette Corporation...............     6,736,612        1.1
                                                                                       ------------      -----
                                                                                         14,473,426        2.4
-----------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS        105,200      Callaway Golf Company...............     1,192,968        0.2
                                    128,200      +Leapfrog Enterprises, Inc. ........     2,549,898        0.4
                                    209,600      The Nautilus Group, Inc. ...........     4,089,296        0.7
                                                                                       ------------      -----
                                                                                          7,832,162        1.3
-----------------------------------------------------------------------------------------------------------------
MACHINERY                           161,200      Kaydon Corp. .......................     4,985,916        0.8
                                     84,400      Reliance Steel & Aluminum Co. ......     3,403,008        0.6
                                    185,800      +Wolverine Tube, Inc. ..............     2,025,220        0.3
                                                                                       ------------      -----
                                                                                         10,414,144        1.7
-----------------------------------------------------------------------------------------------------------------
MEDIA                               299,200      +APAC Customer Services Inc. .......       517,616        0.1
                                     16,300      +Arbitron Inc. .....................       595,276        0.1
                                    331,500      +Catalina Marketing Corporation.....     6,063,135        1.0
                                     27,000      +Entercom Communications Corp. .....     1,007,100        0.2
                                    161,500      Harte-Hanks, Inc. ..................     3,942,215        0.7
                                    980,100      +Paxson Communications Corporation..     3,185,325        0.5
                                    498,200      The Reader's Digest Association,
                                                   Inc. (Class A)....................     7,966,218        1.3
                                    353,700      +Valassis Communications, Inc.......    10,777,239        1.8
                                                                                       ------------      -----
                                                                                         34,054,124        5.7
-----------------------------------------------------------------------------------------------------------------
METALS & MINING                     182,900      Gibraltar Steel Corporation.........     6,002,778        1.0
                                    603,400      +GrafTech International Ltd. .......     6,311,564        1.0
                                     44,300      Quanex Corporation..................     2,157,410        0.4
                                    198,300      +Steel Dynamics, Inc. ..............     5,677,329        0.9
                                                                                       ------------      -----
                                                                                         20,149,081        3.3
-----------------------------------------------------------------------------------------------------------------
OIL & GAS                           243,500      +Denbury Resources Inc. ............     5,101,325        0.8
                                    144,600      Noble Energy, Inc. .................     7,374,600        1.2
                                    160,100      +Plains Exploration & Production
                                                   Company...........................     2,937,835        0.5
                                    190,500      +Plains Resources Inc. .............     3,228,975        0.5
                                    129,207      +Stone Energy Corporation...........     5,902,176        1.0
                                     56,100      Vintage Petroleum, Inc. ............       952,017        0.2
                                                                                       ------------      -----
                                                                                         25,496,928        4.2
-----------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS              13,500      +Mercer International, Inc. ........       132,030        0.0
-----------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                     113,100      +aaiPharma Inc. ....................       613,002        0.1
                                    580,800      +King Pharmaceuticals, Inc. ........     6,650,160        1.1
                                                                                       ------------      -----
                                                                                          7,263,162        1.2
-----------------------------------------------------------------------------------------------------------------
REAL ESTATE                         119,000      Brandywine Realty Trust.............     3,235,610        0.6
                                    227,500      Trizec Properties, Inc. ............     3,699,150        0.6
                                                                                       ------------      -----
                                                                                          6,934,760        1.2
-----------------------------------------------------------------------------------------------------------------
ROAD & RAIL                         150,700      CSX Corporation.....................     4,938,439        0.8
                                    504,400      +Kansas City Southern Industries,
                                                   Inc. .............................     7,818,200        1.3
                                                                                       ------------      -----
                                                                                         12,756,639        2.1
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                                     SHARES                                                            PERCENT OF
INDUSTRY++                             HELD                 COMMON STOCKS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                    550,600      +ANADIGICS, Inc. ...................  $  2,840,545        0.5%
SEMICONDUCTOR EQUIPMENT
                                    647,700      +Applied Micro Circuits
                                                   Corporation.......................     3,445,764        0.6
                                     88,100      +DSP Group, Inc. ...................     2,399,844        0.4
                                     15,100      +PowerDsine Ltd. ...................       182,559        0.0
                                    166,200      +TranSwitch Corporation.............       294,174        0.0
                                    178,500      +TriQuint Semiconductor, Inc. ......       974,610        0.2
                                    104,800      +Zoran Corporation..................     1,923,080        0.3
                                                                                       ------------      -----
                                                                                         12,060,576        2.0
-----------------------------------------------------------------------------------------------------------------
SOFTWARE                            191,500      +Agile Software Corporation.........     1,675,625        0.3
                                    278,200      +Ascential Software Corporation.....     4,448,418        0.8
                                    223,300      +Borland Software Corporation.......     1,895,817        0.3
                                    652,350      +E.piphany, Inc. ...................     3,150,851        0.5
                                    746,800      +i2 Technologies, Inc. .............       664,652        0.1
                                    174,600      +JDA Software Group, Inc. ..........     2,299,482        0.4
                                    139,500      +Network Associates, Inc. ..........     2,529,135        0.4
                                  3,170,900      +Parametric Technology
                                                   Corporation.......................    15,854,500        2.7
                                    281,300      +QRS Corporation....................     1,842,515        0.3
                                     12,200      +Salesforce.com, Inc. ..............       196,054        0.0
                                     62,200      +Take-Two Interactive Software,
                                                   Inc. .............................     1,905,808        0.3
                                                                                       ------------      -----
                                                                                         36,462,857        6.1
-----------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                    122,400      Christopher & Banks Corporation.....     2,167,704        0.4
                                    403,200      Foot Locker, Inc. ..................     9,813,888        1.6
                                    102,800      +Linens 'n Things, Inc. ............     3,013,068        0.5
                                     58,900      +The Men's Wearhouse, Inc. .........     1,554,371        0.3
                                    173,900      Pier 1 Imports, Inc. ...............     3,076,291        0.5
                                    160,400      The Talbots, Inc. ..................     6,279,660        1.0
                                                                                       ------------      -----
                                                                                         25,904,982        4.3
-----------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE            2,300      Anchor Bancorp, Inc. ...............        60,812        0.0
                                      6,700      Dime Community Bancshares...........       117,116        0.0
                                        200      Fidelity Bankshares, Inc. ..........         7,090        0.0
                                      2,900      +FirstFed Financial Corp. ..........       120,640        0.0
                                      7,700      +Franklin Bank Corporation..........       121,814        0.1
                                    218,900      Sovereign Bancorp, Inc. ............     4,837,690        0.8
                                      2,100      +Sterling Financial Corporation.....        66,927        0.0
                                                                                       ------------      -----
                                                                                          5,332,089        0.9
-----------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                 112,450      Applied Industrial Technologies,
                                                   Inc. .............................     3,386,994        0.6
DISTRIBUTORS                        182,800      Watsco, Inc. .......................     5,131,196        0.8
                                                                                       ------------      -----
                                                                                          8,518,190        1.4
-----------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS
                                                 (COST--$500,162,230)                   562,298,415       93.4
-----------------------------------------------------------------------------------------------------------------
                                                             WARRANTS(J)
-----------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                     160,000      UBS AG (3/31/05)(i).................     7,673,600        1.3
                                    120,000      UBS AG (7/29/05)(i).................     6,078,000        1.0
-----------------------------------------------------------------------------------------------------------------
                                                 TOTAL WARRANTS
                                                 (COST--$13,810,862).................    13,751,600        2.3
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                                               PERCENT OF
                                BENEFICIAL INTEREST             SHORT-TERM SECURITIES              VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                                    $27,253,612          Merrill Lynch Liquidity Series, LLC
                                                           Cash Sweep Series I(a)............  $ 27,253,612        4.5%
                                     19,188,550          Merrill Lynch Liquidity Series, LLC
                                                           Money Market Series(a)(b).........    19,188,550        3.2
-------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL SHORT-TERM SECURITIES
                                                         (COST--$46,442,162)                     46,442,162        7.7
-------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS
                                                         (COST--$560,415,254)................   622,492,177      103.4
                                                         LIABILITIES IN EXCESS OF OTHER
                                                         ASSETS..............................   (20,416,129)      (3.4)
                                                                                               ------------      -----
                                                         NET ASSETS..........................  $602,076,048      100.0%
                                                                                               ============      =====
-------------------------------------------------------------------------------------------------------------------------

+   Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------
                                                                             INTEREST/
                                                                  NET        DIVIDEND
AFFILIATE                                                       ACTIVITY      INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $  1,940,469   $111,659
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(10,981,213)  $ 29,282
Merrill Lynch Premier Institutional Fund....................   (10,056,587)  $  8,371
--------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

(c) Represents ownership in Oil Services HOLDRs Trust. The Oil Services HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the oil service industry.

(d) Represents ownership in Financial Select Sector SPDR Fund, registered in the United States. The investment objective of the Financial Select Sector SPDR Fund is to provide investment results that correspond to the performance of The Financial Select Sector.

(e) iShares S&P MidCap 400 Index Fund is an exchange-traded Fund. The Fund seeks investment results that correspond to the performance of the S&P MidCap 400 Index.

(f) iShares S&P SmallCap 600 Index Fund is an exchange-traded Fund. The Fund seeks investment results that correspond to the performance of the S&P SmallCap 600 Index.

(g) iShares S&P SmallCap 600/BARRA Value Index Fund is an exchange-traded Fund. The Fund seeks investment results that correspond to the performance of the S&P SmallCap 600/BARRA Value Index.

(h) Represents ownership in Energy Select Sector SPDR Fund, registered in the United States. The investment objective of the Energy Select Sector SPDR Fund is to provide investment results that correspond to the performance of The Energy Select Sector Index.

(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(j) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $18,669,116) (identified
  cost--$513,973,092).......................................                 $576,050,015
Investments in affiliated securities, at value (identified
  cost--$46,442,162)........................................                   46,442,162
  Cash......................................................                    2,442,438
Receivables:
  Securities sold...........................................  $ 6,159,045
  Capital shares sold.......................................      401,808
  Dividends.................................................      312,711
  Interest from affiliates..................................       25,605
  Securities lending--net...................................        7,660       6,906,829
                                                              -----------
Prepaid expenses............................................                        2,811
                                                                             ------------
Total assets................................................                  631,844,255
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   19,188,550
Payables:
  Securities purchased......................................   10,172,807
  Capital shares redeemed...................................      304,530
  Investment adviser........................................       60,896
  Other affiliates..........................................        7,240
  Distributor...............................................        2,971      10,548,444
                                                              -----------
Accrued expenses and other liabilities......................                       31,213
                                                                             ------------
Total liabilities...........................................                   29,768,207
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $602,076,048
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  2,126,375
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                       66,977
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                       25,936
Paid-in capital in excess of par............................                  479,420,800
Accumulated investment loss--net............................  $  (119,160)
Undistributed realized capital gains on investments--net....   58,478,197
Unrealized appreciation on investments--net.................   62,076,923
                                                              -----------
Total accumulated earnings--net.............................                  120,435,960
                                                                             ------------
NET ASSETS..................................................                 $602,076,048
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $580,871,040 and 21,263,753
  shares outstanding........................................                 $      27.32
                                                                             ============
Class II--Based on net assets of $18,252,199 and 669,774
  shares outstanding........................................                 $      27.25
                                                                             ============
Class III--Based on net assets of $2,952,809 and 259,359
  shares outstanding........................................                 $      11.39
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $876 foreign withholding tax).............                $  2,289,990
Interest from affiliates....................................                     111,659
Securities lending--net.....................................                      37,653
                                                                            ------------
Total income................................................                   2,439,302
                                                                            ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,295,905
Accounting services.........................................     117,017
Custodian fees..............................................      40,217
Printing and shareholder reports............................      27,202
Professional fees...........................................      20,470
Directors' fees and expenses................................      16,790
Distribution fees--Class II.................................      13,647
Transfer agent fees--Class I................................       2,303
Distribution fees--Class III................................       1,335
Pricing services............................................         590
Transfer agent fees--Class II...............................          71
Transfer agent fees--Class III..............................           4
Other.......................................................      13,190
                                                              ----------
Total expenses..............................................                   2,548,741
                                                                            ------------
Investment loss--net........................................                    (109,439)
                                                                            ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                  71,100,319
Change in unrealized appreciation on investments--net.......                 (30,831,139)
                                                                            ------------
Total realized and unrealized gain on investments--net......                  40,269,180
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 40,159,741
                                                                            ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX       FOR THE
                                                                MONTHS ENDED,     YEAR ENDED
                                                                  JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2004             2003
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss)--net...............................    $   (109,439)    $    366,794
Realized gain on investments--net...........................      71,100,319          234,795
Change in unrealized appreciation on investments--net.......     (30,831,139)     188,228,092
                                                                ------------     ------------
Net increase in net assets resulting from operations........      40,159,741      188,829,681
                                                                ------------     ------------
---------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................              --         (377,389)
  Class III.................................................              --              (73)
Realized gain on investments--net:
  Class I...................................................              --       (3,895,251)
  Class II..................................................              --         (133,507)
                                                                ------------     ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................              --       (4,406,220)
                                                                ------------     ------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (57,727,250)     (41,231,365)
                                                                ------------     ------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total increase(decrease) in net assets......................     (17,567,509)     143,192,096
Beginning of period.........................................     619,643,557      476,451,461
                                                                ------------     ------------
End of period*..............................................    $602,076,048     $619,643,557
                                                                ============     ============
---------------------------------------------------------------------------------------------
* Accumulated investment loss--net/accumulated distributions
  in excess of investment income--net.......................    $   (119,160)    $     (9,721)
                                                                ============     ============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS                     -----------------------------------------------------------
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.                       FOR THE SIX
                                                            MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,+
                                                              JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                         2004         2003        2002        2001        2000
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................      $  25.60     $  18.09    $  25.08    $  20.78    $  23.35
                                                              --------     --------    --------    --------    --------
Investment income (loss)--net***........................            --++        .02        (.02)        .06         .07
Realized and unrealized gain (loss) on
  investments--net......................................          1.72         7.67       (5.84)       6.01        3.30
                                                              --------     --------    --------    --------    --------
Total from investment operations........................          1.72         7.69       (5.86)       6.07        3.37
                                                              --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net................................            --         (.02)         --        (.06)       (.07)
  In excess of investment income--net...................            --           --          --          --          --++
  Realized gain on investments--net.....................            --         (.16)      (1.13)      (1.71)      (5.87)
                                                              --------     --------    --------    --------    --------
Total dividends and distributions.......................            --         (.18)      (1.13)      (1.77)      (5.94)
                                                              --------     --------    --------    --------    --------
Net asset value, end of period..........................      $  27.32     $  25.60    $  18.09    $  25.08    $  20.78
                                                              ========     ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................         6.72%++     42.91%     (23.76%)     29.94%      14.75%
                                                              ========     ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................          .83%*        .83%        .84%        .83%        .81%
                                                              ========     ========    ========    ========    ========
Investment income (loss)--net...........................         (.03%)*       .08%       (.11%)       .26%        .28%
                                                              ========     ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................      $580,871     $601,270    $460,279    $746,874    $591,631
                                                              ========     ========    ========    ========    ========
Portfolio turnover......................................        47.09%       64.35%      76.33%      64.99%      83.78%
                                                              ========     ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Effective September 2, 2003, Class A Shares were redesignated Class I
    Shares.

++  Amount is less than $(.01) per share.

 ++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 CLASS II
THE FOLLOWING PER SHARE DATA AND RATIOS                  ---------------------------------------------------------
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.                    FOR THE SIX
                                                         MONTHS ENDED        FOR THE YEAR ENDED DECEMBER 31,+
                                                           JUNE 30,     ------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2004         2003        2002       2001       2000
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $ 25.55      $  18.08    $  25.05    $ 20.77    $ 23.35
                                                           -------      --------    --------    -------    -------
Investment income (loss)--net***.......................       (.02)         (.02)       (.06)       .02        .04
Realized and unrealized gain (loss) on
  investments--net.....................................       1.72          7.65       (5.82)      6.01       3.29
                                                           -------      --------    --------    -------    -------
Total from investment operations.......................       1.70          7.63       (5.88)      6.03       3.33
                                                           -------      --------    --------    -------    -------
Less dividends and distributions:
  Investment income--net...............................         --            --          --       (.04)      (.04)
  In excess of investment income--net..................         --            --          --         --         --++
  Realized gain on investments--net....................         --          (.16)      (1.09)     (1.71)     (5.87)
                                                           -------      --------    --------    -------    -------
Total dividends and distributions......................         --          (.16)      (1.09)     (1.75)     (5.91)
                                                           -------      --------    --------    -------    -------
Net asset value, end of period.........................    $ 27.25      $  25.55    $  18.08    $ 25.05    $ 20.77
                                                           =======      ========    ========    =======    =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      6.65%++      42.62%     (23.86%)    29.72%     14.57%
                                                           =======      ========    ========    =======    =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................       .98%*         .98%        .99%       .98%       .96%
                                                           =======      ========    ========    =======    =======
Investment income (loss)--net..........................      (.18%)*       (.08%)      (.26%)      .09%       .15%
                                                           =======      ========    ========    =======    =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............    $18,252      $ 18,313    $ 16,172    $25,714    $ 9,603
                                                           =======      ========    ========    =======    =======
Portfolio turnover.....................................     47.09%        64.35%      76.33%     64.99%     83.78%
                                                           =======      ========    ========    =======    =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Effective September 2, 2003, Class B Shares were redesignated Class II
    Shares.

++  Amount is less than $(.01) per share.

 ++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                         CLASS III
                                                              --------------------------------
                                                                              FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS                       FOR THE SIX      NOVEMBER 18,
HAVE BEEN DERIVED FROM INFORMATION                            MONTHS ENDED       2003+ TO
PROVIDED IN THE FINANCIAL STATEMENTS.                           JUNE 30,       DECEMBER 31,
INCREASE IN NET ASSET VALUE:                                      2004             2003
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 10.68           $ 10.00
                                                                -------           -------
Investment income (loss)--net***............................       (.01)              .01
Realized and unrealized gain on investments--net............        .72               .68
                                                                -------           -------
Total from investment operations............................        .71               .69
                                                                -------           -------
Less dividends from investment income--net..................         --              (.01)
                                                                -------           -------
Net asset value, end of period..............................    $ 11.39           $ 10.68
                                                                =======           =======
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      6.65%++           6.95%++
                                                                =======           =======
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      1.08%*            1.08%*
                                                                =======           =======
Investment income (loss)--net...............................      (.23%)*            .36%*
                                                                =======           =======
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $ 2,953           $    61
                                                                =======           =======
Portfolio turnover..........................................     47.09%            64.35%
                                                                =======           =======
----------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Small Cap Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may

--------------------------------------------------------------------------------

occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  - Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the neces-

--------------------------------------------------------------------------------

sary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.
  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of June 30, 2004 the Fund lent securities with a value of $1,630,980 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $16,214 in securities lending agent fees from the Fund.
  For the six months ended June 30, 2004, MLPF&S earned $106,942 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $6,020 for certain accounting services for the six months ended June 30, 2004.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $278,164,125 and $335,745,741, respectively.

  Net realized gains for the six months ended June 30, 2004 and net unrealized appreciation as of June 30, 2004 were as follows:

------------------------------------------------------------------
                                        Realized       Unrealized
                                          Gains       Appreciation
------------------------------------------------------------------
Long-term investments................  $71,100,319    $62,076,923
                                       -----------    -----------
Total................................  $71,100,319    $62,076,923
                                       ===========    ===========
------------------------------------------------------------------

  At June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $55,944,586, of which $87,000,501 related to appreciated securities and $31,055,915 related to depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $566,547,591.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $57,727,250 and $41,231,365 for the six months ended June 30, 2004 and for the year ended December 31, 2003, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class I Shares for the Six Months Ended                   Dollar
June 30, 2004                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      679,606    $ 18,115,352
Shares redeemed.......................   (2,906,195)    (77,383,504)
                                         ----------    ------------
Net decrease..........................   (2,226,589)   $(59,268,152)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,734,814    $ 35,980,837
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     238,621       4,272,640
                                       ----------    ------------
Total issued.........................   1,973,435      40,253,477
Shares redeemed......................  (3,925,556)    (77,852,996)
                                       ----------    ------------
Net decrease.........................  (1,952,121)   $(37,599,519)
                                       ==========    ============
-----------------------------------------------------------------

---------------------------------------------------------------------
Class II Shares for the Six Months Ended
June 30, 2004                               Shares      Dollar Amount
---------------------------------------------------------------------
Shares sold...........................         3,617    $     95,046
Shares redeemed.......................       (50,498)     (1,342,864)
                                          ----------    ------------
Net decrease..........................       (46,881)   $ (1,247,818)
                                          ==========    ============
---------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2003                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    12,072    $   237,732
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................     7,686        133,507
                                          --------    -----------
Total issued............................    19,758        371,239
Shares redeemed.........................  (197,725)    (4,062,711)
                                          --------    -----------
Net decrease............................  (177,967)   $(3,691,472)
                                          ========    ===========
-----------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Six Months Ended                Dollar
June 30, 2004                               Shares       Amount
------------------------------------------------------------------
Shares sold.............................    255,973    $ 2,814,547
Shares redeemed.........................     (2,313)       (25,827)
                                           --------    -----------
Net increase............................    253,660    $ 2,788,720
                                           ========    ===========
------------------------------------------------------------------

---------------------------------------------------------------------
Class III Shares for the Period November 18,                Dollar
2003+ to December 31, 2003                     Shares       Amount
---------------------------------------------------------------------
Shares sold...............................       5,694    $    59,570
Shares issued to shareholders in
 reinvestment of dividends................           7             73
                                              --------    -----------
Total issued..............................       5,701         59,643
Shares redeemed...........................          (2)           (17)
                                              --------    -----------
Net increase..............................       5,699    $    59,626
                                              ========    ===========
---------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $5,415,240, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

7. SUBSEQUENT EVENT:

Effective July 26, 2004, the Fund changed its name to Value Opportunities V.I. Fund of Merrill Lynch Variable Series Funds, Inc.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
JUNE 30, 2004--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 2004, Utilities and Telecommunications V.I. Fund's Class I Shares had a total return of +4.27%. This compares favorably to the +3.80% return of the Standard & Poor's (S&P) Utilities Index and the +3.44% return of the broader-based S&P 500 Index for the same period.

  For about half of the six-month period, the influence of new money into dividend-yielding stocks was fairly significant. Since Congress enacted President Bush's proposed legislation to reduce the maximum income tax rate on qualified dividends from 35% to 15%, we have seen an increase in demand for companies that pay above-average dividends. For instance, the estimates are that more than $9 billion of new money was raised between January and March 2004 for closed-end funds that specialize in dividends or invest in utility stocks. Of that estimated $9 billion, approximately $4 billion was raised in the month of March alone. All of this has had a direct influence on the utility equity market, particularly for integrated utility stocks. Moreover, we watched the valuation of some of the higher-yielding electric utilities reach new highs in the range of 15-16 times earnings compared to a historical range of about 11-13 times. Our belief was that these historically high valuation levels were unsustainable given the underlying company growth rates in the 2%-4% range. Once the demand for the securities began to diminish, we believed the stocks would correct and trade closer to historically normal relationships. In fact, this took place.

  In the telecommunications space, the Fund's overall performance benefited from the significant outperformance of the wireless sector, including our positions in both AT&T Wireless Services Inc. and Sprint Corp. (PCS Group). In addition, the rally in the European telecommunication services companies in early 2004 also benefited the Fund, as we captured some of the gains by reducing positions.

  The remainder of the stocks held in the portfolio added further diversification. More specifically, our holdings in a coal company and in some natural gas companies have been making positive contributions given that electric utilities need these resources to fuel their plants. In many cases, fuel is a direct pass-through to the end consumer; therefore, the utility does not have to absorb the cost of fuel. Other holdings in the Fund include local natural gas distribution companies. They add dividend yields largely in the 3% range but have growth of 3% or higher. These companies tend to be regulated and can pass higher fuel costs on to customers.

PORTFOLIO ACTIVITY

  In terms of portfolio diversification, there was basically no change in the telecommunications arena. However, our weighting in electric utilities declined and our exposure to the subsector of multi-utilities and unregulated power increased. The media category decreased in importance and the oil and gas sector increased in importance.

  In the Fund's ten largest holdings, Public Service Enterprise Group Incorporated was replaced with TXU Corporation. We reduced our exposure to Public Service based solely on valuation, but retained a position in the company given its above-average yield and longer-term positive fundamental outlook. We increased our weighting in TXU as it became clearer that the company was pursuing a new chief executive officer who we believe could have the ability to move the company forward in the current environment.

  The sale of Comcast Corporation reduced our exposure to the media sector. We originally bought Comcast as a competitor to the large incumbent telecommunications companies. New technology would have resulted in Comcast being a strong competitor in the telecommunications space. Unfortunately, the management of Comcast decided to pursue a strategy that involved being more content-driven, as the company made an unsolicited bid for The Walt Disney Company. We did not buy Comcast to own television networks or theme parks, so we sold our shares at a modest gain.

  The reduction in the Fund's exposure to electric utilities and the increase in our position in multi-utilities and unregulated power were primarily the result of our trimming positions in the more traditional electric utilities. The approximately $9 billion that came into the higher-dividend-paying stocks provided us with a good opportunity to sell into strength and reduce some positions where weightings began to exceed our desired level for the Fund's portfolio.

  Overall, we believe the telecommunications service sector still offers the potential for growth at reasonable valuation levels; thus, there was basically no change in portfolio weighting during the period. As the economy improves and people look for more access lines, whether wireless or wireline, the integrated companies (those with both wireline and wireless) should benefit. The wireless space is in a consolidation

--------------------------------------------------------------------------------

phase in the United States and may be in the early stages of consolidation in Europe and the United Kingdom. The bottom line is that pricing appears to be more rational. New technologies that have the potential to compete with the current wireline technology--cable television, wireless and power lines--continue to evolve. Wireless remains the strongest competitor to wireline. Wireless offers more convenience to customers, but wireline provides more dependability and quality. Thus, activity in the telecommunication services sector continues to evolve as opposed to revolutionize, and we remain comfortable with the majority of our telecom holdings being large cap names and with having the ability to finance new technologies in an effort to help to level the playing field.

CURRENT POSITION

  The portfolio was well diversified as of June 30, 2004, with more than 75 positions. We believe the Fund's holdings reflect our risk/reward analysis across the subsectors of the utility and telecommunications sectors and provide a fairly balanced portfolio. We maintain the Fund's largest weighting in domestic electric utility stocks. Our emphasis has been on the lower-yielding names that offer the potential for growth based on underlying fundamentals. We also have emphasized diversity of fuel sources as we have seen both natural gas and coal prices climb to new highs and, therefore, look for companies that have a combination of fuels--nuclear, natural gas and coal (and, if possible, hydro). Also attractive, in our view, are companies that have automatic fuel cost pass-through to customers but, through careful planning, also are responsible enough to reduce the risk of higher fuel costs to customers. Lastly, diversification across regions also has been important, particularly in terms of regulatory activity.

  The telecommunication services sector was the second-largest weighting in the portfolio during the period. The European telecom stocks, which exhibited some positive momentum during the first couple of months in 2004, came under pressure as investors overestimated potential returns. The calendar fourth quarter has never been particularly attractive for the telecom space fundamentally, and this past year proved no different. However, we now believe we are entering a more favorable environment based on historical results and recent quarterly financials. For that reason, we still believe the European telecom space should regain momentum, and fundamentals appear to be intact. Consequently, we maintain our current position.

  Turning to the U.S. telecommunication services areas, we believe there is enough going on in terms of regulation to create positive uncertainty and potential opportunity. First, no one can ever predict with certainty how Washington D.C. will respond on any issue during a presidential election year. In our view, the United States cannot afford to have the backbone of the wireline telecommunications system fail or to deteriorate to a level that makes it unusable. Clearly, new technologies are presenting faster, better and cheaper alternatives to the highly capital-intensive fixed line business that currently exists. It will take time for these new technologies to reach all the markets, particularly in rural areas. At some point, wireless revenues will exceed wireline revenue, but we believe that is several years out. Thus, our stock preference in the United States is for the integrated companies such as Verizon Communications, SBC Communications Inc. and BellSouth Corporation.

IN CONCLUSION

  We thank you for your continued investment in Utilities and Telecommunications V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Kathleen M. Anderson
Kathleen M. Anderson
Vice President and Senior Portfolio Manager

July 12, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 6/30/04                                           +12.82%
--------------------------------------------------------------------------
Five Years Ended 6/30/04                                         - 1.00
--------------------------------------------------------------------------
Ten Years Ended 6/30/04                                          + 7.71
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2004                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +4.27%         +12.82%
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +3.44          +19.11
-----------------------------------------------------------------------------------------
S&P Utilities Index***                                           +3.80          +11.49
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hilll Companies.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004                    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                        SHARES                                                              PERCENT OF
COUNTRY               INDUSTRY*          HELD                   COMMON STOCKS                   VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
BELGIUM          WIRELESS                   3,700    +Mobistar SA........................    $   230,482        0.5%
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN BELGIUM              230,482        0.5
----------------------------------------------------------------------------------------------------------------------
CANADA           DIVERSIFIED               54,500    BCE Inc. ...........................      1,092,180        2.5
                 TELECOMMUNICATION
                 SERVICES

                                           11,000    BCT.Telus Communications Inc. ......        178,937        0.4
                                                                                             -----------      -----
                                                                                               1,271,117        2.9
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  7,700    EnCana Corp. .......................        330,915        0.8
                                            5,000    Talisman Energy Inc. ...............        108,700        0.2
                                                                                             -----------      -----
                                                                                                 439,615        1.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS            75    BCT.Telus Communications Inc. (A
                                                       Shares)...........................          1,126        0.0
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                  14,400    +Stratos Global Corporation.........        109,980        0.3
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN CANADA             1,821,838        4.2
----------------------------------------------------------------------------------------------------------------------
FRANCE           DIVERSIFIED                9,200    France Telecom SA...................        239,758        0.6
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &         10,500    Suez SA.............................        218,577        0.5
                 UNREGULATED POWER          4,800    Veolia Environment..................        135,428        0.3
                                                                                             -----------      -----
                                                                                                 354,005        0.8
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN FRANCE               593,763        1.4
----------------------------------------------------------------------------------------------------------------------
GERMANY          DIVERSIFIED               72,100    +Deutsche Telekom AG (Registered
                 TELECOMMUNICATION                     Shares)...........................      1,266,684        2.9
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES        12,000    E.On AG.............................        865,768        2.0
                 -----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &          6,900    RWE AG..............................        324,462        0.8
                 UNREGULATED POWER
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN GERMANY            2,456,914        5.7
----------------------------------------------------------------------------------------------------------------------
HONG KONG        ELECTRIC UTILITIES       206,000    +China Resources Power Holdings
                                                       Company Limited...................        116,208        0.3
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN HONG KONG            116,208        0.3
----------------------------------------------------------------------------------------------------------------------
ITALY            DIVERSIFIED              163,393    Telecom Italia RNC..................        360,808        0.8
                 TELECOMMUNICATION
                 SERVICES

                                          106,288    Telecom Italia SpA..................        330,401        0.8
                                                                                             -----------      -----
                                                                                                 691,209        1.6
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES        18,400    Enel SpA............................        147,526        0.3
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN ITALY                838,735        1.9
----------------------------------------------------------------------------------------------------------------------
JAPAN            WIRELESS                     100    NTT DoCoMo, Inc. ...................        178,711        0.4
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN JAPAN                178,711        0.4
----------------------------------------------------------------------------------------------------------------------
MEXICO           DIVERSIFIED               12,000    Telefonos de Mexico SA 'L'
                 TELECOMMUNICATION                     (ADR)(a)..........................        399,240        0.9
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                   5,900    America Movil SA de CV 'L'
                 TELECOMMUNICATION                     (ADR)(a)..........................        214,583        0.5
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN MEXICO               613,823        1.4
----------------------------------------------------------------------------------------------------------------------
PORTUGAL         DIVERSIFIED               20,600    Portugal Telecom SA (Registered
                 TELECOMMUNICATION                     Shares)...........................        222,309        0.5
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN PORTUGAL             222,309        0.5
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                        SHARES                                                              PERCENT OF
COUNTRY               INDUSTRY*          HELD                   COMMON STOCKS                   VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SPAIN            DIVERSIFIED               66,100    Telefonica SA.......................    $   977,110        2.3%
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES        23,500    Endesa SA...........................        452,886        1.1
                                           63,000    Iberdrola SA........................      1,329,859        3.1
                                                                                             -----------      -----
                                                                                               1,782,745        4.2
                 -----------------------------------------------------------------------------------------------------
                 GAS UTILITIES             23,300    Enagas..............................        252,580        0.6
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN SPAIN              3,012,435        7.1
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   ELECTRIC UTILITIES        24,600    Scottish and Southern Energy PLC....        304,031        0.7
                                           91,300    ScottishPower PLC...................        660,220        1.5
                                                                                             -----------      -----
                                                                                                 964,251        2.2
                 -----------------------------------------------------------------------------------------------------
                 GAS UTILITIES             30,000    Centrica PLC........................        122,139        0.3
                 -----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &         37,762    National Grid Group PLC.............        291,388        0.7
                 UNREGULATED POWER
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                  33,900    Vodafone Group PLC (ADR)(a).........        749,190        1.7
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN THE
                                                     UNITED KINGDOM                            2,126,968        4.9
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    DIVERSIFIED               16,300    ALLTEL Corporation..................        825,106        1.9
                 TELECOMMUNICATION
                 SERVICES

                                           13,020    AT&T Corporation....................        190,483        0.4
                                           48,500    BellSouth Corporation...............      1,271,670        2.9
                                           13,800    CenturyTel, Inc. ...................        414,552        1.0
                                           17,700    +Citizens Communications Company....        214,170        0.5
                                           50,300    SBC Communications Inc. ............      1,219,775        2.8
                                           18,100    Sprint Corporation..................        318,560        0.7
                                           45,900    Verizon Communications..............      1,661,121        3.8
                                                                                             -----------      -----
                                                                                               6,115,437       14.0
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         9,300    Ameren Corporation..................        399,528        0.9
                                           23,300    American Electric Power Company,
                                                       Inc. .............................        745,600        1.7
                                           17,592    Cinergy Corp. ......................        668,496        1.5
                                           24,000    Cleco Corporation...................        431,520        1.0
                                            5,800    DTE Energy Company..................        235,132        0.6
                                           23,300    Edison International................        595,781        1.4
                                           18,100    Entergy Corporation.................      1,013,781        2.3
                                           36,800    Exelon Corporation..................      1,225,072        2.8
                                            5,700    FPL Group, Inc. ....................        364,515        0.8
                                           24,500    FirstEnergy Corp. ..................        916,545        2.1
                                           19,700    NSTAR...............................        943,236        2.2
                                            3,900    OGE Energy Corp. ...................         99,333        0.2
                                            7,500    +PG&E Corporation...................        209,550        0.5
                                           23,800    PPL Corporation.....................      1,092,420        2.5
                                           16,000    Pinnacle West Capital Corporation...        646,240        1.5
                                           10,000    Progress Energy, Inc. ..............        440,500        1.0
                                           23,800    The Southern Company................        693,770        1.6
                                           33,800    TXU Corporation.....................      1,369,238        3.2
                                            9,900    Wisconsin Energy Corporation........        322,839        0.8
                                                                                             -----------      -----
                                                                                              12,413,096       28.6
                 -----------------------------------------------------------------------------------------------------
                 GAS UTILITIES             11,500    AGL Resources Inc. .................        334,075        0.8
                                           21,900    KeySpan Corporation.................        803,730        1.9
                                           21,000    New Jersey Resources Corporation....        873,180        2.0
                                            6,700    NiSource Inc. ......................        138,154        0.3
                                            7,000    UGI Corporation.....................        224,700        0.5
                                                                                             -----------      -----
                                                                                               2,373,839        5.5
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (CONCLUDED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                        SHARES                                                              PERCENT OF
COUNTRY               INDUSTRY*          HELD                   COMMON STOCKS                   VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                 MEDIA                     13,700    +Cablevision Systems Corporation
                                                       (Class A).........................    $   269,205        0.6%
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            7,400    Peabody Energy Corporation..........        414,326        1.0
                 -----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &         29,500    Constellation Energy Group..........      1,118,050        2.6
                 UNREGULATED POWER
                                           23,000    Dominion Resources, Inc. ...........      1,450,840        3.4
                                           11,600    Energy East Corporation.............        281,300        0.7
                                            5,900    Equitable Resources, Inc. ..........        305,089        0.7
                                            9,400    National Fuel Gas Company...........        235,000        0.5
                                           10,700    ONEOK, Inc. ........................        235,293        0.5
                                           22,500    Public Service Enterprise Group
                                                       Incorporated......................        900,675        2.1
                                            8,400    Questar Corporation.................        324,576        0.7
                                           14,200    SCANA Corporation...................        516,454        1.2
                                                                                             -----------      -----
                                                                                               5,367,277       12.4
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  2,400    Devon Energy Corporation............        158,400        0.4
                                           15,400    EOG Resources, Inc. ................        919,534        2.1
                                            3,800    Kinder Morgan, Inc. ................        225,302        0.5
                                                                                             -----------      -----
                                                                                               1,303,236        3.0
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                  19,636    +AT&T Wireless Services, Inc. ......        281,188        0.8
                 TELECOMMUNICATION
                 SERVICES

                                            8,100    +NII Holdings Inc. (Class B)........        272,889        0.6
                                            6,200    +Western Wireless Corporation (Class
                                                       A)................................        179,242        0.4
                                                                                             -----------      -----
                                                                                                 733,319        1.8
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN THE
                                                     UNITED STATES                            28,989,735       66.9
----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS
                                                     (COST--$34,040,597)                      41,201,921       95.2
----------------------------------------------------------------------------------------------------------------------
                                             FACE
                                           AMOUNT              TRUST PREFERRED
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    MULTI-UTILITIES &     US$357,550    AES Trust III, 6.75% due 10/15/2029
                 UNREGULATED POWER                     (Convertible).....................        299,573        0.7
----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL TRUST PREFERRED
                                                     (COST--$215,311)                            299,573        0.7
----------------------------------------------------------------------------------------------------------------------
                                       BENEFICIAL
                                         INTEREST           SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                       US$738,771    Merrill Lynch Liquidity Series, LLC
                                                       Cash Sweep Series I(b)............        738,771        1.7%
----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL SHORT-TERM SECURITIES
                                                     (COST--$738,771)                            738,771        1.7
----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS
                                                     (COST--$34,994,679).................     42,240,265       97.6
                                                     OTHER ASSETS LESS LIABILITIES.......      1,058,914        2.4
                                                                                             -----------      -----
                                                     NET ASSETS..........................    $43,299,179      100.0%
                                                                                             ===========      =====
----------------------------------------------------------------------------------------------------------------------

+   Non-income producing security.

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) American Depository Receipts (ADR).

(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

------------------------------------------------------------------------------------
                                                                 NET       INTEREST
AFFILIATE                                                     ACTIVITY      INCOME
------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(949,116)    $10,826
------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$34,255,908)........................................                  $41,501,494
Investments in affiliated securities, at value (identified
  cost--$738,771)...........................................                      738,771
Cash........................................................                       10,351
Foreign cash (cost--$668)...................................                          668
Receivables:
  Securities sold...........................................  $  1,036,788
  Dividends.................................................        90,978
  Interest (including $1,095 from affiliates)...............         6,579      1,134,345
                                                              ------------
Prepaid expenses and other assets...........................                        3,099
                                                                              -----------
Total assets................................................                   43,388,728
                                                                              -----------
------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................        82,722
  Investment adviser........................................         3,538
  Capital shares redeemed...................................         1,989
  Other affiliates..........................................         1,300
                                                              ------------
Total liabilities...........................................                       89,549
                                                                              -----------
NET ASSETS..................................................                  $43,299,179
                                                                              ===========
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                  $   566,895
Paid-in capital in excess of par............................                   47,044,520
Undistributed investment income--net........................  $    336,979
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (11,893,342)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................     7,244,127
                                                              ------------
Total accumulated losses--net...............................                   (4,312,236)
                                                                              -----------
NET ASSETS..................................................                  $43,299,179
                                                                              ===========
------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $43,299,179 and 5,668,952
  shares outstanding........................................                  $      7.64
                                                                              ===========
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and
  100,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class II and Class III as of June 30,
   2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $29,901 foreign withholding tax)..........             $  753,109
Interest (including $10,826 from affiliates)................                 23,345
                                                                         ----------
Total income................................................                776,454
                                                                         ----------
-----------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $135,339
Professional fees...........................................    13,613
Accounting services.........................................     8,496
Custodian fees..............................................     6,322
Transfer agent fees.........................................     2,353
Printing and shareholder reports............................     1,951
Pricing services............................................     1,467
Directors' fees and expenses................................     1,369
Other.......................................................     7,140
                                                              --------
Total expenses..............................................                178,050
                                                                         ----------
Investment income--net......................................                598,404
                                                                         ----------
-----------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................   843,635
  Foreign currency transactions--net........................   (10,063)     833,572
                                                              --------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   502,867
  Foreign currency transactions--net........................    (1,887)     500,980
                                                              --------   ----------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................              1,334,552
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $1,932,956
                                                                         ==========
-----------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX          FOR THE
                                                              MONTHS ENDED       YEAR ENDED
                                                                JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2004              2003
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   598,404        $ 1,329,682
Realized gain on investments and foreign currency
  transactions--net.........................................      833,572            258,748
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      500,980          6,548,626
                                                              -----------        -----------
Net increase in net assets resulting from operations........    1,932,956          8,137,056
                                                              -----------        -----------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................     (259,004)        (1,317,612)
                                                              -----------        -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (259,004)        (1,317,612)
                                                              -----------        -----------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (6,164,680)        (5,068,702)
                                                              -----------        -----------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (4,490,728)         1,750,742
Beginning of period.........................................   47,789,907         46,039,165
                                                              -----------        -----------
End of period*..............................................  $43,299,179        $47,789,907
                                                              ===========        ===========
-----------------------------------------------------------------------------------------------
* Undistributed distributions in excess of investment
  income--net...............................................  $   336,979        $    (2,421)
                                                              ===========        ===========
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS                    -----------------------------------------------------------
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.                      FOR THE SIX
                                                           MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,+
                                                             JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                        2004         2003        2002        2001        2000
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $  7.37      $   6.32    $   8.25    $  10.31    $  16.85
                                                             -------      --------    --------    --------    --------
Investment income--net***..............................          .10           .20         .25         .31         .47
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net...................          .21          1.05       (1.76)      (1.71)       (.92)
                                                             -------      --------    --------    --------    --------
Total from investment operations.......................          .31          1.25       (1.51)      (1.40)       (.45)
                                                             -------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................         (.04)         (.20)       (.26)       (.33)       (.50)
  In excess of investment income--net..................           --            --          --          --        (.01)
  Realized gain on investments--net....................           --            --        (.16)       (.33)      (5.58)
                                                             -------      --------    --------    --------    --------
Total dividends and distributions......................         (.04)         (.20)       (.42)       (.66)      (6.09)
                                                             -------      --------    --------    --------    --------
Net asset value, end of period.........................      $  7.64      $   7.37    $   6.32    $   8.25    $  10.31
                                                             =======      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................        4.27%++      20.19%     (18.77%)    (14.02%)     (2.71%)
                                                             =======      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................         .79%*         .73%        .75%        .71%        .69%
                                                             =======      ========    ========    ========    ========
Investment income--net.................................        2.65%*        3.02%       3.50%       3.27%       3.00%
                                                             =======      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............      $43,299      $ 47,790    $ 46,039    $ 73,183    $106,330
                                                             =======      ========    ========    ========    ========
Portfolio turnover.....................................        5.44%        20.19%      30.32%      34.59%      64.95%
                                                             =======      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

+   Effective September 2, 2003, Class A Shares were redesignated Class I
    Shares.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
NOTES TO FINANCIALS STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Utilities and Telecommunications V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good

--------------------------------------------------------------------------------

faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  - Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  - Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  - Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

--------------------------------------------------------------------------------

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the six months ended June 30, 2004, MLPF&S earned $1,817 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $435 for certain accounting services for the six months ended June 30, 2004.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $2,342,143 and $6,749,350, respectively.

  Net realized gains/losses for the six months ended June 30, 2004 and net unrealized appre-

--------------------------------------------------------------------------------

ciation/depreciation as of June 30, 2004 were as follows:

----------------------------------------------------------------------
                                                          Unrealized
                                           Realized      Appreciation/
                                        Gains (Losses)   Depreciation
----------------------------------------------------------------------
Long-term investments.................     $843,635       $7,245,586
Foreign currency transactions.........      (10,063)          (1,459)
                                           --------       ----------
Total.................................     $833,572       $7,244,127
                                           ========       ==========
----------------------------------------------------------------------

  At June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $7,220,149, of which $8,665,953 related to appreciated securities and $1,445,804 related to depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $35,020,116.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $6,164,680 and $5,068,702 for the six months ended June 30, 2004 and the year ended December 31, 2003, respectively.

  Transactions in capital shares were as follows:

------------------------------------------------------------------
Class I Shares for the Six Months Ended                  Dollar
June 30, 2004                              Shares        Amount
------------------------------------------------------------------
Shares sold...........................      386,915    $ 2,925,403
Shares issued to shareholders in
 reinvestment of dividends............       34,673        259,004
                                         ----------    -----------
Total issued..........................      421,588      3,184,407
Shares redeemed.......................   (1,235,339)    (9,349,087)
                                         ----------    -----------
Net decrease..........................     (813,751)   $(6,164,680)
                                         ==========    ===========
------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................     427,830    $ 2,973,767
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................     198,196      1,317,612
                                        ----------    -----------
Total issued..........................     626,026      4,291,379
Shares redeemed.......................  (1,430,670)    (9,360,081)
                                        ----------    -----------
Net decrease..........................    (804,644)   $(5,068,702)
                                        ==========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.

6. COMMITMENTS:

At June 30, 2004, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $83,000 and $180,000, respectively.

7. CAPITAL LOSS CARRYFORWARD:

On December 31, 2003, the Fund had a net capital loss carryforward of $12,701,478, of which $12,650,732 expires in 2010 and $50,746 expires in 2011.
This amount will be available to offset like amounts of any future taxable gains.

8. DISTRIBUTION TO SHAREHOLDERS:

The Fund paid an ordinary income dividend in the amount of $.058381 per share on July 27, 2004 to shareholders of record on July 21, 2004.

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          Merrill Lynch Variable Series Funds, Inc.

          By:  /s/ Terry K. Glenn
                   ------------------
                  Terry K. Glenn,
                  President of
                  Merrill Lynch Variable Series Funds, Inc.

           Date: August 13, 2004

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          By:  /s/ Terry K. Glenn
                   ------------------
                  Terry K. Glenn,
                  President of
                  Merrill Lynch Variable Series Funds, Inc.

           Date: August 13, 2004


          By:  /s/ Donald C. Burke
                   ------------------
                  Donald C. Burke,
                  President of
                  Merrill Lynch Variable Series Funds, Inc.

           Date: August 13, 2004